Exhibit 10(oo)

                               ASSET PURCHASE AND
                          ACCOUNT ASSUMPTION AGREEMENT

      AGREEMENT, dated as of May 25, 2000, by and between Union State Bank, a New York State Banking Association with its principal office located at 100 Dutch Hill Road, Orangeburg, New York 10962 ("Buyer"), and La Jolla Bank, a Federally Chartered Savings Association with its principal offices located at 6134 La Granada, Rancho Santa Fe, California 92067 ("Seller").

                                   WITNESSETH:

      WHEREAS, Seller operates the branch offices listed in Exhibit A hereto (hereinafter referred to as the "Branch Offices");

      WHEREAS, Seller desires to transfer and Buyer desires to acquire certain of the assets and assume the deposits and certain other liabilities of the Seller's Branch Offices, including, certain contractual rights associated with the Branch Offices, certain loans, all of the fixtures and personal property located at the Branch Offices and cash on hand at the Branch Offices;

      NOW THEREFORE, in consideration of the premises, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      For the purposes of this Agreement, the definitions in this Article I and elsewhere in this Agreement shall apply:

      (a) "Account Loans" shall have the meaning set forth in Article IV(b).

      (b) "Assets" shall have the meaning set forth in Article IV.

      (c) "Assumption Funds" shall have the meaning set forth in Article V(a).

      (d) "Branch Offices" means the branch offices of Seller listed on Exhibit A hereto.

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      (e) "Closing Date" shall have the meaning set forth in Article VI(a).

      (f) "Cut-Off Date" shall have the meaning set forth in Article II(a).

      (g) "Environmental Laws" means all applicable federal, state and local laws and regulations and rules relating to pollution or discharge of hazardous substances into the environment.

      (h) "Leases" shall have the meaning set forth in Article III.

      (i) "Liabilities" shall have the meaning set forth in Article II(a).

      (j) "Operating Assets" shall have the meaning set forth in Article IV(b).

      (k) "Records" shall have the meaning set forth in Article VI(e).

      (l) "Regulatory Approvals" shall have the meaning set forth in X(a).

      (m) "Material Adverse Effect" shall have the meaning set forth in VII(c).

                                   ARTICLE II

                            ASSUMPTION OF LIABILITIES

      Upon the terms and subject to the conditions hereinafter set forth, Seller agrees to assign, and Buyer agrees to assume liability on the Closing Date for:

      (a) All deposit accounts, of every kind and description, maintained at or for the Branch Offices as the same shall exist on the Closing Date, as defined in Article VI hereof, together with interest accrued thereon through the "Closing Date" ("Liabilities"). Said Liabilities total approximately $99.0 million as of April 30, 2000 and are more fully identified on Exhibit B and Exhibit B-1 hereto (Seller shall within five (5) days from the date of this Agreement provide a more detailed listing of the Liabilities as of April 30, 2000, to be assumed.) Exhibit B and Exhibit B-1 shall be updated as of a date agreed upon by the parties within ten (10) business days prior to the Closing Date (the "Cut-Off Date") and which updated Exhibit B shall be delivered by Seller to Buyer on the Closing Date. Exhibit B and Exhibit B-l shall be further updated as of the Closing Date and delivered by Seller to Buyer within fifteen
(15) days after the Closing Date. In


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connection with the assumption by Buyer of the Liabilities, Seller shall transfer and deliver to Buyer as of the Closing Date the originals of all records, documents and information relating to the Liabilities, including such as shall be necessary to enable Buyer to comply with any applicable tax withholding requirements relating to the Liabilities.

      (b) Contractual obligations assumable by Buyer without penalty and related to the operation of the Branch Offices and any other obligations assumed by Buyer associated with the Assets, as defined below, and which are described on Exhibit C hereto. Exhibit C shall also include any other agreements not otherwise assumed affecting the occupancy of the Branch Offices or which restrict the use of the Branch Offices. Seller shall, within five business (5) days from the date of this Agreement, provide copies of the Contracts identified on Exhibit C. Exhibit C shall be further updated as of the Closing Date and delivered by Seller to Buyer at Closing.

      (c) Except for the liabilities specifically assumed as set forth in
Section 11(a) and (b) of this Agreement, Buyer is not assuming any other liabilities or obligations, whether or not the same is in any way involved, either directly or indirectly, with the operation by Seller of its business or to which Seller may have become a party or liable by reason of its business. Liabilities not assumed include, but are not limited to, the following:

      (i) Excluded Deposits (as described in Exhibit B);

      (ii) Seller's cashier checks, money orders, interest checks and expense checks issued prior to the Closing Date, consignments of U.S. Government bonds, if any, and any and all traveler's checks;

      (iii) liabilities or obligations of Seller with respect to any litigation, suits, claims, demands or governmental proceedings existing at the time of or arising out of or relating to acts, events or omissions to act that occurred at or prior to the Closing Date;

      (iv) liabilities of Seller for or under any data processing contracts; and

      (v) other equipment leases not assumed by Buyer.


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

                                   ARTICLE III

                                  BRANCH LEASES

      The consummation of the transactions contemplated by this Agreement is expressly conditioned upon the execution and delivery, on the Closing Date, of leases for the Branch Offices in the form set forth at Exhibit H (the "Leases") and the compliance with all conditions precedent set forth in said Leases.

                                   ARTICLE IV

                               PURCHASE OF ASSETS

      On the Closing Date, Buyer shall purchase, acquire and accept, and Seller shall sell, transfer, convey, assign and deliver to Buyer all of the right, title and interest of Seller, free and clear of all liabilities, obligations which are associated with account loans, liens and encumbrances, with the exception of those liabilities and obligations described on Exhibit C hereto, upon the terms and subject to the conditions hereinafter set forth, in the following assets (the "Assets"):

      (a) The personal property, office equipment and fixtures and improvements located in and being on the premises of the Branch Offices and which are described on Exhibit D hereto ("Operating Assets"). Seller shall, within five business (5) days from the date of this Agreement, provide a detailed list of the Operating Assets. Exhibit D shall be further updated as of the Closing Date and delivered by Seller to Buyer on the Closing Date. The purchase price of the Operating Assets described on Exhibit D shall be $150,000.00. It is understood and agreed that the Operating Assets do not include the artwork presently located in the New York City Branch.

      (b) All loans and lines of credit secured by or associated with the Liabilities maintained at or for the Branch Offices and which are identified on Exhibit E hereto together with accrued interest thereon ("Account Loans"), which Exhibit shall be updated as of the Cut-Off Date and such updated Exhibit shall be delivered by Seller to Buyer on the Closing Date, and shall be further updated as of the Closing Date and delivered by Seller to Buyer, within fifteen
(15) days after the


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

Closing Date. Buyer reserves the right to examine the credit file and credit reports related to the Account Loans and, upon notice to Seller prior to the Closing Date, to delete such Account Loans as do not meet Buyer's reasonable credit criteria. The purchase price for the Account Loans shall be an amount equal to the outstanding principal balance for such Account Loans on the Closing Date plus accrued interest through the Closing Date.

                                    ARTICLE V

                PAYMENT FOR ASSETS AND ASSUMPTION OF LIABILITIES

      (a) On the Closing Date, Seller shall pay to Buyer by wire transfer an amount equal to:

            (1) the amount of the Liabilities assumed, plus the net amount of any pro rata items owed by Seller to Buyer under Article V(c) below, if any, less

            (2) the sum of (i) the amount of the purchase price of the Operating Assets and the Account Loans determined in accordance with Article IV, (ii) the amount of any cash on hand at the Branch Offices to be transferred to Buyer on the Closing Date, (iii) the net amount of any prorated items owed by Buyer to Seller under Article V(c) below,
            (iv) a premium equal to six and 80/100 (6.80%) percent of the Liabilities as of the Closing Date and (v) the amount of all security or other deposits paid by Seller in connection with any contractual obligations, as set forth in Exhibit C hereto, and assumed by Buyer on the Closing Date (the funds being transferred from Seller to Buyer are hereinafter referred to as the "Assumption Funds"). The amount of Assumption Funds to be paid on the Closing Date shall be based upon the respective balances of the Liabilities and Assets on the Cut-Off Date, provided that the amount of the Assumption Funds shall be subsequently adjusted pursuant to paragraph (d) below.


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

      (b) Notwithstanding the provisions of Paragraph (a) above, in the event the amount of the Liabilities is less than $80.0 million as of the Closing Date, Buyer shall have the right but not the obligation to terminate this Agreement without any further liabilities or obligations to perform hereunder. In the event that the Liabilities are in excess of $105.0 million, Buyer's obligations hereunder shall remain in effect, however, there shall be no premium paid on any amount of Liabilities which exceed $105.0 million.

      (c) Federal deposit insurance premiums, insurance premiums, taxes withheld, collected from or payable on behalf of employees; and other amounts both payable and/or receivable and equipment, alarm, and other service agreement costs with respect to the Branch Offices' premises, including accrued interest, if any, shall be prorated as of the Closing Date and reflected on the Closing Statement as set forth below. Any items susceptible of being prorated but which cannot be prorated by the Closing Date shall be prorated as soon as the requisite information is available and shall be paid promptly thereafter by the appropriate party to the other party.

      (d) The actual Assumption Funds will be calculated based upon the respective balances of the Liabilities and Assets as of the Closing Date, as soon as the requisite information is available. An amount equal to the difference between the Assumption Funds transferred on the Closing Date and the amount of Assumption Funds determined to be actually due from Seller to Buyer (the "Post-Closing Adjustments") shall be transferred, together with interest accrued thereon at the Federal Funds rate, which shall be determined by the average of the high and low rates quoted for overnight Federal Funds in the "Money Rates" column of the Wall Street Journal on the Closing Date, to Seller from Buyer or to Buyer from Seller, as the case may be. The Post-Closing Adjustments shall be calculated and paid at a mutually agreed upon time and place within twenty (20) days after the Closing Date.


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

      (e) An appropriate adjustment to the amount of Assumption Funds shall be made in the event that a good faith error in calculating the amount of the Liabilities or Assets is discovered within ninety (90) days after the Post-Closing Adjustments referred to in paragraph V(d) above.

                                   ARTICLE VI

                        CLOSING AND TRANSITIONAL MATTERS

      (a) The closing of the transactions contemplated by this Agreement shall take place on a Friday within 30 days following the date on which all of the regulatory approvals referred to in Article X(a) of this Agreement shall have been obtained, all applicable waiting periods have expired or on such other date as shall be mutually agreed to by the parties hereto (the "Closing Date").

      (b) The closing shall take place at the offices of Buyer at 10:00 a.m., Eastern Time, on the date set forth above or at such other time and place as shall be mutually agreed to by the parties hereto. Seller and Buyer agree to diligently and in good faith take all actions prescribed by this Agreement to effect consummation of the transactions contemplated by this Agreement by on or before August 25, 2000 (the "target date"). The closing of this transaction by the "target date" shall not, however, be binding nor enforceable by either Seller or Buyer. The provisions of this Agreement relating to the closing date shall, in all events, be applicable.

      (c) The amount of the Assets and Liabilities to be transferred pursuant to this Agreement shall be determined as of the Closing Date, and the assumption of the Liabilities and the transfer of the Assets shall be deemed to take place immediately upon the close of business on the Closing Date.

      (d) Calculation of the payment for Assets and assumption of Liabilities shall be set forth on a Closing Statement. Seller shall afford Buyer and its accountants and attorneys the opportunity to review all work papers and documents used by Seller in preparing the Closing Statement.


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

      (e) On the Closing Date, Seller shall transfer, assign and deliver to Buyer such of the following records (the "Records") pertaining to the Liabilities as exist in whatever form or medium such records are maintained by Seller on the Closing Date: (i) signature cards, orders and contracts between Seller and depositors, and records of similar character, (ii) deposit slips and cancelled checks or withdrawal orders representing charges to depositors, (iii) individual retirement account ("IRA") and Keogh documents and authorization for IRA and Keogh customers, (iv) special customer authorizations, including stop payments, other account holds, wire transfer instructions and automatic transfers, (v) organization and business account resolutions and authorizations,
(vi) passbook loan contracts, collateral, and related documents, (vii) overdraft line of credit contracts and related documents, (viii) copies of tax identification numbers, copies of ACH origination forms and records and such other records as may be reasonably requested by Buyer. Seller shall be entitled to retain copies of Records.

      Buyer acknowledges and agrees that it will preserve and safely keep, for as long as may be required by applicable law, all of the records of account referred to above for the joint benefit of Seller and Buyer, and that, with respect to transactions occurring on or before the Closing Date and involving the Liabilities, it will provide to Seller or its designated representatives, upon request, at any reasonable time and from time to time, information concerning the records of account and/or extracts therefrom or copies thereof. Seller and Buyer each acknowledge and agree that they shall provide to the Internal Revenue Service (IRS), to the extent required by law, Form 1099's with respect to each accountholder in respect of the Liabilities for the periods during which Seller and Buyer respectively administer such Liabilities. At all times each party shall preserve and maintain the confidentiality of all such records of account and other depositor or customer information in accordance with customary banking practice and all applicable federal and state laws, rules and regulations.


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

      (f) In order to reduce the continuing charges to Seller through the check clearing system of the banking industry which will result from check forms of Seller being used after the Closing Date by depositors or holders of the Liabilities, Seller shall, not less than thirty (30) days prior to the Closing Date, provide notice to depositors or holders of Liabilities by letter in a form reasonably acceptable to Buyer and in compliance with applicable law and regulations, notifying the depositor or holder of Liabilities of the pending transfer of his or her account pursuant to this Agreement. Buyer, provided that Seller has provided Buyer with customer deposit information in a readable format, at its cost and expense, on or immediately after the Closing Date, shall prepare and mail, and Seller shall cooperate with Buyer in connection therewith, to each depositor or other holder of a Liability, as appropriate, (i) a letter prepared by Buyer and reasonably acceptable to Seller notifying each such depositor or holder of the transfer of his or her account pursuant to this Agreement and requesting where appropriate that effective on a future date at some reasonable time after the Closing Date such depositor or holder cease writing checks, drafts and withdrawal orders on forms provided by Seller and carrying its imprint (including name and transit routing number) against any such account, and that such depositor or holder destroy unused checks and withdrawal orders of Seller, and (ii) as appropriate, signature cards and checks and withdrawal order forms of Buyer with instructions to utilize the checks or withdrawal orders of Buyer from the designated date forward.

      (g) On or before the Closing Date, Seller and Buyer shall cooperate and shall take all such action as is necessary to arrange for the direct routing to Buyer through the check clearing system of the banking industry, effective immediately after the Closing Date, of all checks, drafts and withdrawal orders on forms provided by Seller and carrying its imprint (including name and transit routing number) and relating to the Liabilities. In the event that after the Closing Date, Seller shall receive any such checks, drafts or withdrawal orders through the check clearing system of the banking industry, Seller shall immediately forward to Buyer or Buyer's agent, at the cost and


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

expense of Buyer, by courier service, overnight delivery service, or such other means as Buyer shall reasonably request, all such checks, drafts, and withdrawal orders for processing by Buyer.

      (h) Following the Closing Date, Buyer agrees to pay in accordance with law and customary banking practices all properly drawn checks, drafts and withdrawal orders presented to Buyer by mail, over the counter, through the check clearing system of the banking industry, and/or in the manner set forth below, by depositors or holders of the Liabilities, whether drawn on the checks, drafts or withdrawal order forms provided by Seller or by Buyer, and in all other respects, to discharge after the Closing Date, in the usual course of the banking business, all duties and obligations with respect to the balances due and owing to the depositors or holders of the Liabilities.

      (i) If any such depositors or holders, instead of accepting the obligation of Buyer to pay the Liabilities assumed by Buyer pursuant to this Agreement, shall demand payment from Seller for all or any part of such assumed Liabilities, Seller shall refer all such depositors or holders to Buyer in the manner and with such instructions, if any, as shall be hereafter established by Seller and Buyer, and Buyer shall thereupon be responsible for making such payment (if still demanded) to such depositor or holder. If any of such depositors or holders after the Closing Date shall present to Seller, whether in person by mail, or otherwise, a check, draft or withdrawal order drawn against any of the Liabilities, Seller shall refer such depositor or holder, or deliver such check, draft or withdrawal order, to Buyer as set forth above. Buyer shall pay all such properly drawn checks, drafts and withdrawal orders as set forth above and shall promptly reimburse Seller for all expenses paid and charges incurred, if any, by Seller with respect to all such properly drawn checks, drafts and withdrawal orders.

      (j) Seller shall provide all information and take all steps required to be taken by it that are reasonably necessary for Buyer to effect the transfer of any direct deposit arrangement affecting any of the Liabilities and shall promptly pay to Buyer any funds received by Seller which are


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

intended to be credited to any such Liability. Buyer shall complete all actions necessary to effect the transfer of such direct deposit arrangements within 60 days of the Closing Date. Seller shall have the right to return to the payor any direct deposit item received by it subsequent to 60 days after the Closing Date, or such other time period as Buyer and Seller may mutually agree upon.

      (k) Seller shall cooperate and use commercially reasonable efforts to assist in the transfer to Buyer of the Liabilities, Account Loans, and Operating Assets, and shall take all actions necessary to accomplish such transfer, including but not limited to the provision of any required notices to customers in respect of the Liabilities and the Account Loans. Seller shall supply Buyer with such information and records in its possession and control relating to the Liabilities and the Account Loans as Buyer may reasonably request, including, but not limited to, periodic portfolio reports and computer tapes setting forth current account information in machine-readable format and any information required for inclusion in all applications to regulatory authorities necessary to consummate the transactions contemplated by this Agreement. Further, Seller shall assist to facilitate a smooth transfer of information from Seller's processing system to Buyer's processing system.

      (l) Prior to the Closing Date, Buyer shall designate a successor trustee or custodian, which may be Buyer ("Successor Trustee/Custodian"), as to any IRA or Keogh plan account constituting a Liability and the parties will cooperate with the Successor Trustee/Custodian. Seller will transfer the trusteeship/custody of all such IRA and Keogh plan accounts to the Successor Trustee/Custodian on the Closing Date, subject to the Successor Trustee's/Custodian's written acceptance of its duties as Successor Trustee/Custodian in form and substance acceptable to Seller. Seller shall be responsible for all federal, state and local income tax reporting for such IRAs and Keogh plan accounts for the period of time ending on the Closing Date and the Successor Trustee/Custodian shall be responsible for such reporting thereafter.


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

      (m) Holds or stop payment orders that have been placed by Seller on particular Liabilities or on individual checks, drafts or other instruments shall be continued by Buyer under the same terms. Seller shall deliver to Buyer on the Closing Date a schedule of such holds or stop payment orders.

                                   ARTICLE VII

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to Buyer that:

      (a) Seller is a savings association duly organized and validly existing under the laws of the United States; has the corporate power and authority to own and operate its properties and to conduct its business as a savings association in the manner in which it is presently being conducted; and has the corporate power and authority to execute and deliver this Agreement and to carry out all of the transactions contemplated by this Agreement.

      (b) The execution and delivery of this Agreement and each of the documents and instruments contemplated hereby have been duly authorized by all necessary corporate action to be taken on the part of Seller; and upon execution and delivery, this Agreement and each of such other documents and instruments will be valid and binding obligations of Seller, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, laws affecting the rights of creditors of financial institutions the deposits of which are insured by the Federal Deposit Insurance Corporation
(FDIC) and to general principles of equity, whether considered in a proceeding at law or in equity.

      (c) The execution and delivery of this Agreement and of the other instruments and documents contemplated hereby do not and will not conflict with, violate, breach or cause a default under the (i) Charter or Bylaws of Seller,
(ii) any material agreement or other instrument to which


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

Seller is a party or by which it is bound, or (iii) any order, judgment, injunction, decree or award of any court, arbitrator, government or governmental agency by which Seller is bound; or (iv) any law, ordinance, rule or regulation of any governmental authority as such laws, ordinances, rules or regulations related to the conduct of Seller's business, except in the case of clauses (ii),
(iii) and (iv) above, for any conflict, violation, breach or default that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" shall mean: A substantial change in the business presently conducted by Seller or its ability to conduct such business at the Branch Offices in substantially the same manner as presently conducted as of the date of the Agreement.

      (d) The deposit accounts of Seller are insured by the FDIC to applicable limits and no action is pending or, to the knowledge of Seller, threatened with respect to the termination of such insurance.

      (e) Seller has good and marketable title to the Operating Assets free and clear of all liens, claims, charges, security interests and encumbrances.

      (f) All Operating Assets to be conveyed or assigned by Seller are conveyed or assigned "as-is" and without further representation or warranty other than that all such Operating Assets are appropriate for the purposes intended and Seller agrees to maintain the Operating Assets through the Closing Date, ordinary wear and tear excepted.

      (g) Seller has all approvals, authorizations, consents, permits, licenses and orders of the Office of Thrift Supervision ("OTS") required for the business conducted by Seller at the Branch Offices. Other than compliance with 12 C.F.R. ss. 563.22, no notices, reports or other filings are required to be made by Seller with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Seller from any governmental or regulatory authorities of the United States or any state in connection with the execution and delivery of this Agreement by Seller or the consummation of the transactions contemplated hereby by Seller.


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

      (h) There are no action, proceedings or, to the knowledge of Seller, investigations pending or threatened against or affecting Seller (or any basis therefor known to Seller) which, if decided adversely, would have a Material Adverse Effect or would have the effect of enjoining or impairing the ability of Seller to consummate the transactions contemplated by this Agreement.

      (i) Seller has not retained or otherwise engaged any third party agent or broker, or agreed to pay any fee or commission to any such person or entity in connection with or with respect to the transactions contemplated by this Agreement.

      (j) Each Account Loan is a legal, valid and binding obligation of the borrower, secured by the related Liability in accordance with Seller's underwriting standards as disclosed to Buyer, has been originated and serviced in accordance with all applicable laws, regulations and orders, and is authorized under applicable laws, regulations and orders to be transferred by Seller to Buyer hereunder, and Seller is not subject to any liability for violations of any applicable law, regulation or order with respect to any such Account Loan arising out of actions or events occurring prior to the Closing Date or the transfers contemplated hereby. Seller is the sole owner of each Account Loan free and clear of all liens, claims, security interests, charges and encumbrances and has the exclusive right to transfer each Account Loan to Buyer.

                                  ARTICLE VIII

                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller that:

      (a) Buyer is a New York State Banking Association duly organized and validly existing under the laws of the State of New York; it has the corporate power and authority to own and operate its properties and to conduct its business as a bank in the manner in which it is presently being conducted, and it has the corporate power and authority to execute and deliver this Agreement and to carry out all of the transactions contemplated by this Agreement.


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

      (b) The execution and delivery of this Agreement and each of the documents and instruments contemplated hereby have been duly authorized by all necessary corporate action to be taken on the part of Buyer; and, upon execution and delivery, this Agreement and each of such other documents and instruments will be valid and binding obligations of Buyer, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyances, fraudulent transfers or other similar laws relating to or affecting the enforcement of creditors' rights generally, laws affecting the rights of creditors of financial institutions the deposits of which are insured by the Federal Deposit Insurance Corporation
(FDIC) and to general principles of equity, whether considered in a proceeding at law or in equity.

      (c) The execution and delivery of this Agreement and of the other instruments and documents contemplated hereby do not and will not conflict with, violate, breach or cause a default under the Charter or Bylaws of Buyer, or any agreement or other instrument to which Buyer is a party or by which it is bound, or any order, judgment, injunction, decree or award of any court, arbitrator, government or governmental agency by which Buyer is bound; or result in the creation of any lien, charge or encumbrance upon the assets of Buyer or any part thereof; or constitute a violation by Buyer of any law, ordinance, rule or regulation of any governmental authority as such laws, ordinances, rules or regulations relate to Buyer or the conduct of its business.

      (d) The deposit accounts of Buyer are insured by the FDIC to applicable limits and no action is pending or, to the knowledge of Buyer, threatened with respect to the termination of such insurance.

      (e) Buyer has not retained or otherwise engaged any third-party agent or broker or finder or agreed to pay any fee or commission to any such person or entity in connection with or with respect to the transactions contemplated by for or on account of this Agreement.

      (f) Other than as required by Bank Merger Act, the FDIC, the New York State Banking Department and the Connecticut Banking Department, no notices, reports or other filings must be made by Buyer with, nor are any consents, registrations, approvals, permits or authorizations


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

required to be obtained by Buyer from any governmental or regulatory authorities of the United States or any state in connection with the execution and delivery of this Agreement by Buyer or the consummation of the transactions contemplated hereby by Buyer. Buyer has not received any indication from any federal, state or other governmental agency that such agency would oppose or refuse to grant or issue its consent or approval, if required, with respect to the transactions contemplated hereby.

                                   ARTICLE IX

                                    COVENANTS

      (a) Upon the execution of this Agreement, Seller shall provide Buyer, its agents, attorneys, accountants and employees access during normal business hours to the premises and records of the Branch Offices in order to conduct such additional investigation of the business of the Branch Offices and the Assets and Liabilities, to be transferred pursuant to this Agreement, and to the collateral and documents related thereto, that Buyer deems necessary or appropriate, provided that such inspection shall not disrupt or unduly interfere with the conduct of Seller's business. Seller will furnish to Buyer copies of such documents and information with respect to the Assets and Liabilities, and the business, properties and personnel of the Branch Offices as Buyer shall from time to time reasonably request. The foregoing shall be coordinated by senior personnel of Seller and Buyer.

      (b) Between the date hereof and the Closing Date, Seller shall not engage in any transaction related to the Branch Offices except in the ordinary course of business as heretofore conducted, nor shall Seller take any action which would materially impair Buyer's right hereunder to, or the value of, the Assets and Liabilities to be acquired and assumed hereunder and Seller will exercise commercially reasonable efforts to maintain existing customers.

      (c) From the date hereof until the Closing Date, Seller will use commercially reasonable efforts to obtain and retain deposit accounts and to maintain all other customer and business relations at the Branch Offices in the ordinary course consistent with past practices and shall use commercially reasonable efforts to preserve its business operation as conducted, and to preserve for the Buyer the good will of its customers; exercise reasonable efforts to cooperate with and assist Buyer in assuring the orderly transition of such business from Seller to Buyer

      (d) With Seller's cooperation as provided herein, Buyer shall promptly file with the New York State Banking Department and the FDIC, and any other regulatory agency all applications or notices necessary for the carrying out of the transactions contemplated by this Agreement, shall publish or distribute such notices as may be required under the Bank Merger Act or otherwise and shall exercise its best efforts to obtain approvals of such applications.

      (e) Buyer agrees that after the Closing Date the name of Seller shall not be used in any manner in connection with the operation of the Branch Offices without the express, prior written consent of Seller. Buyer shall not state or imply that Seller is in any way involved as a partner, joint venturer or otherwise in the business of Buyer.

      (f) Neither Seller nor Buyer shall voluntarily undertake any course of action inconsistent with the satisfaction of the requirements applicable to it in this Agreement, and each shall promptly do all such acts and take all such measures as may be appropriate to enable it to perform as early as practicable the obligations herein provided to be performed by it and to cause all the conditions precedent to consummation to be satisfied.

      (g) Seller shall pay and discharge all taxes, general and special assessments, rents, utilities and other charges of every description which may be levied on or assessed against the Operating Assets and which are payable before the Closing Date and shall not sell, lease or encumber the Operating Assets. In addition, Seller shall maintain insurance with respect to the Operating Assets and the Branch Offices against losses, liabilities and risks of such types and in such amounts at least equal to their respective net book values or such greater amounts as are customarily carried by depository institutions, for the period prior to the Closing Date.

      (h) Seller shall keep, or cause to be kept, in good repair the Operating Assets

      (i) Seller, on the one hand, and Buyer on the other shall from time to time, as promptly as possible, give or cause to be given to each other written notice of any information that may become known to it indicating that it may be impossible to satisfy all conditions precedent to Closing hereunder or which, if known on or before the date of this Agreement, would have been subject to disclosure or render any representation herein inaccurate.

      (j) Until the earlier of the Closing Date or termination of this Agreement, Seller shall not actively solicit any agreement, negotiation or discussion or enter into any agreement, negotiation or discussion with any party other than Buyer regarding the sale, assignment, transfer or other disposition of the Assets or the assumption of the Liabilities.

      (k) In the event that the transactions contemplated hereby are not consummated for any reason, Buyer agrees that it will return, or cause to be returned, to Seller all information obtained in connection with this transaction and will not, except as otherwise required by law, disclose or use such information in the conduct of Buyer's business.

      (l) Buyer may offer employment to Seller's employees at such employee's current base salary, and is not assuming, nor shall it have responsibility whatsoever for the continuation of or any liability under or in connection with
(i) any employment contract, collective bargaining agreement, plan or arrangement providing for insurance coverage or for deferred compensation, bonuses, stock options or other forms or incentive compensation or post-retirement compensation or benefits which are entered into or maintained, as the case may be, by Seller; (ii) any "employee benefit plan" as defined in
Section 3(3) of ERISA which is subject to any provision of ERISA and is maintained, administered or contributed to by Seller or any affiliate of Seller;
(iii) any withholding or payroll taxes or penalty related thereto; (iv) any employee benefits; or (v) any other employment-related obligation arising as a result of actions by Seller or any affiliate thereof, whether prior to or subsequent to the Closing Date. This Agreement is not intended to create and shall not create any contractual or legal rights in or enforceable by any employee of Seller. Buyer agrees to obtain prior approval of Seller before sending any communications to any employee thereof concerning the subject matter of this Section, which approval shall not be unreasonably withheld. This Article IX(1) of this Agreement may be amended or terminated without liability to any employee of Seller.

                                    ARTICLE X

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER

      The obligations of Buyer to carry out the transactions contemplated by this Agreement are subject to the fulfillment (or waiver in writing by Buyer), on or prior to the Closing Date, of each of the following conditions:

      (a) Buyer and Seller shall have received all applicable and required governmental and regulatory approvals, including, but not limited to, that of the New York State Banking Department, FDIC and Federal Trade Commission or Department of Justice, as applicable, with respect to the transactions contemplated by this Agreement, all applicable waiting periods relating thereto shall have expired and Buyer and Seller shall have complied fully with all conditions of such approvals which can be complied with at or prior to the Closing Date (all such approvals and the expiration of such waiting periods, hereinafter the "Regulatory Approvals").

      (b) In all material respects, the representations and warranties of Seller shall be true and correct on the Closing Date and Seller shall not have breached any of its covenants under this Agreement and shall have complied in all material respects with all of its obligations under this Agreement. The Chief Executive Officer and the Chief Financial Officer of Seller shall deliver a certificate on the Closing Date to such effect.

      (c) Buyer shall have received a duly executed Bill of Sale and Assignment of Assets of Seller conveying the Assets in substantially the form set forth in Exhibit G hereto.

      (d) Seller shall have executed the Assignment and Assumption Agreement in substantially the form set forth in Exhibit H hereto.

      (e) Seller shall have delivered to Buyer Exhibits B, C, D and E certified by an officer of Seller as complete and correct, listing the Liabilities, Contractual Obligations, Operating Assets and Account Loans, as of the dates specified in Article I.

      (f) Buyer shall have received on the Closing Date fully executed original Leases for the Branch Offices in the form annexed and as set forth in Exhibit H.

      (g) Buyer shall have received the opinion of counsel for Seller in satisfactory form substantially as set forth in Exhibit I hereto.

      (h) No court or governmental or regulatory authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of any of the transactions contemplated by the Agreement.

      (i) Between the date hereof and the Closing Date, there shall have been no material damage to or destruction or condemnation of the Branch Offices.

      (j) Between the date hereof and the Closing Date, there shall have occurred no Material Adverse Effect in the operations or business of the Branch Offices other than any such change which is a result of changes in general economic conditions which affect the banking industry as a whole.

      (k) On or prior to the Closing Date, to the extent in Seller's possession, Seller shall deliver to Buyer the Records, and other files, documents, papers, and records as shall be reasonably necessary to conduct a banking business at the Branch Offices and to administer the Assets and the Liabilities or as Buyer shall reasonably request.

      (l) Buyer shall have received a certificate from Seller, signed by a duly authorized officer thereof, stating that all conditions set forth in this
Article X have been fulfilled.

                                   ARTICLE XI

              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER

      The obligations of the Seller to carry out the transactions contemplated by this Agreement are subject to the fulfillment (or waiver in writing by Seller) on or prior to the Closing Date, of each of the following conditions:

      (a) Seller and Buyer shall have received all Regulatory Approvals and Seller and Buyer shall have complied fully with all reasonable conditions of such approvals which can be complied with, at, or prior to, the Closing Date.

      (b) The representations and warranties of Buyer shall be true and correct in all material respects on the Closing Date and Buyer shall not have breached any of its covenants under this Agreement and shall have complied in all material respects with all of its obligations under this Agreement. The Chief Executive Officer and Chief Financial Officer of Buyer shall deliver a certificate on the Closing Date to such effect.

      (c) No court or governmental or regulatory authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of any of the transactions contemplated by the Agreement.

      (d) Buyer shall have executed the Assignment and Assumption Agreement in substantially the form set forth in Exhibit G hereto.

      (e) Seller shall have received the opinion of counsel for Buyer in satisfactory form substantially as set forth in Exhibit J hereto.

      (f) Seller shall have received a certificate signed by a duly authorized officer of Buyer stating that all conditions set forth in this Article XI have been fulfilled.

                                   ARTICLE XII

                                    INDEMNITY

      (a) Seller agrees to indemnify and hold Buyer harmless for a period of two
(2) years following the Closing Date against any and all losses, liabilities, expenses, claims or damages, including reasonable attorneys' fees and expenses, resulting from any third party claim based upon (i) any material breach of Seller's representations and warranties contained in Article VII, (ii) any material breach or failure to perform any agreement or covenant required of Seller pursuant to this Agreement, (iii) actions or omissions by Seller on or before the Closing Date with respect to the Liabilities, employee-related matters and the Branch Offices, and (iv) any material breach or failure by Seller to perform any agreement or covenant required of Seller pursuant to the contracts set forth on Exhibit C to this Agreement.

      (b) Buyer agrees to indemnify and hold Seller harmless for a period of two
(2) years following the Closing Date against any and all liabilities, expenses, claims or damages, including reasonable attorneys' fees and expenses, resulting from any third party claim based upon (i) any material breach of Buyer's representations and warranties contained in Article VIII, (ii) any material breach or failure to perform any agreement or covenant required of Buyer pursuant to this Agreement, and (iii) actions or omissions by Buyer after the Closing Date with respect to the Liabilities, employee-related matters and the Branch Offices.

      (c) Any party claiming indemnification hereunder (the "Indemnified Party") shall give the other party (the "Indemnifying Party") prompt written notice of any claim which may give rise to indemnification hereunder; provided, however, that any failure promptly to give such notice shall not affect the Indemnified Party's rights hereunder except to the extent that such failure shall adversely affect the Indemnifying Party or its rights hereunder. The Indemnified Party shall afford the Indemnifying Party the opportunity, at its sole cost and expense, to defend against such claims for liability. In any such action or proceeding, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at its own expense unless (i) both parties mutually agree to the retention of such counsel or (ii) the named parties to any such suit, action or proceeding (including any impleaded parties) include both Buyer and Seller, and in the reasonable judgment of counsel to the Indemnified Party, representation of both parties by the same counsel would be inadvisable due to actual conflicts of interest between them.

                                  ARTICLE XIII

                               FURTHER ASSURANCES

      Each party will execute and deliver all additional documents or instruments reasonably requested by the other party to further evidence or assure the sales, transfers and assignments contemplated by this Agreement or to be used in any application or notice to be filed with applicable regulatory authorities. In the event of any dispute between either party and a holder of a liability or loan assumed or purchased by Buyer under this Agreement, each party shall cooperate with and make its records available to the other to the extent reasonably requested.

                                   ARTICLE XIV

                        CONDUCT OF BUSINESS AFTER CLOSING

      (a) As of the Closing Date, all of the Liabilities described on Exhibit B and as set forth on the Closing Statement shall become the accounts of Buyer of the same amount, terms, rate and maturity. All other Deposit Accounts of Seller shall remain accounts of Seller.

      (b) After the execution of this Agreement, Seller will avoid causing customers of the Branch Offices to transfer all or part of their business or to otherwise solicit business from such customers.

      (c) For a period of twelve (12) months after the Closing Date, Seller covenants and agrees not to directly target or solicit any persons within the market areas hereinafter set forth with respect to deposit and related products. The preceding sentence shall not apply to non-deposit customers of Seller.

      (d) For a period of twelve (12) months after the Closing Date, Seller will not open a deposit taking office or install an ATM or supermarket branches or any other deposit taking facility in any of the market areas hereinafter set forth.

      (e) Market areas for purposes of the foregoing Paragraph (b) -- (c) shall be the entire area of Fairfield County, Connecticut and New York City, New York.

                                   ARTICLE XV

                                  MISCELLANEOUS

      (a) Except as otherwise provided in this Agreement, Buyer and Seller shall pay their own expenses in connection with the transaction contemplated hereby.

      (b) Notwithstanding any other provision of this Agreement, this Agreement and the transactions contemplated hereby may be terminated at any time before the Closing Date as follows:

      (1) By mutual written consent of the Boards of Directors of Buyer and Seller.

      (2) By written notice of either Buyer or Seller if the transactions contemplated hereby are not consummated on or before December 31, 2000 or such later date mutually acceptable to the parties.

      (3) By written notice of either Buyer or Seller if:

            (A) Any representation or warranty made herein by the other party or in any exhibit hereto or in any application, report, certificate or financial statement furnished pursuant to the provisions hereof, shall prove to have been false or misleading in any material respect when made or furnished to the extent it has a Material Adverse Effect on Buyer or Seller; or

            (B) If the other party shall default in any material respect in the performance or observance of any covenant, agreement, provision, or duty hereunder which requires the defaulting party to take or to omit from taking action hereunder and such default shall not be remedied within thirty (30) days after receipt of written notice from the other party; provided that termination pursuant to this provision shall not relieve the breaching party of liability for such breach or otherwise. Notwithstanding anything to the contrary herein contained, neither party hereto shall have the right to terminate this Agreement on account of its own breach.

      (4) By written notice of either Buyer or Seller at any time after any governmental agency has denied or revoked any Regulatory Approval required to be obtained pursuant to this Agreement. Provided, however, that the imposition of reasonable conditions by any regulatory agency shall not be deemed a denial or revocation of the approvals required to be obtained pursuant to this Agreement.

      (c) Upon any such termination as described in Article XV(b) above, neither Buyer nor Seller shall have any liability or obligation hereunder to the other, except as follows:

            (1) Each party will return all documents, work papers and other materials and any and all copies thereof received from the other party relating to the transactions contemplated hereby;

            (2) All information received by either party hereto with respect to the business of the other party or its subsidiaries (other than information which is a matter of public record or whose disclosure may be required by applicable law) shall be held in confidence and not disclosed to any other person or entity;

            (3) Buyer shall return promptly after such termination any and all lists of customers of Seller or other materials in its possession or control which identify customers of Seller, and shall not use any information obtained by Buyer in connection with this

            Agreement or the transactions contemplated herein to solicit in any manner any of Seller's customers or otherwise to interfere with the conduct of Seller's business or the value of its assets or operations; and

            (4) Notwithstanding Article XV(a) above and any other provision of this Agreement, a party which terminates this Agreement in a manner which is not permitted by Article XV(b) or who provides the basis for a termination by the other party pursuant to the provisions of
            Article XV(b)(3) above shall be liable in the amount of $250,000.00 to the other party in connection with the transactions contemplated hereby, which amount shall be exclusive and shall constitute full and liquidated damages.

      (d) All notices or other communications provided for or required under this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage paid) as follows:

      If to Seller:

            La Jolla Bank, FSB
            Post Office Box 2529
            Rancho Santa Fe, CA 92067

            Attention: Rick F. Hall, President and Chief Executive Officer

      Copy to:

            Steven H. Rice
            999 Bedford Street
            Stamford, Connecticut 06905

      Additional Copy to:

      Gibson Dunn & Crutcher, LLP
      1050 Connecticut Avenue, NW
      Washington, D.C. 20036
      Attention: Stephanie Tsacoumis, Esq.

      If to Buyer:

            Union State Bank
            100 Dutch Hill Road
            Orangeburg, New York 10962
            Attention: Steven T. Sabatini, Chief Financial Officer

            Copy to: Robert E. Blackburn, General Counsel

      Additional Copy to:

      Elias, Matz, Tiernan & Herrick, LLP
      734 15th Street, N.W., 12th Floor
      Washington, D.C. 20005
      Attention: Daniel Weitzel, Esq.

      (e) No party to this Agreement shall make, issue or release any public announcement, statement or acknowledgement of the existence of, or reveal the terms, conditions or the status of, the transactions provided for herein without first attempting to the extent reasonably possible and in all cases with regard to written matter, to clear such announcement, statement, acknowledgement, or revelation with the other party, provided that Buyer or Seller may make any such release or announcement which in the opinion of counsel for Seller or Buyer, as the case may be, is necessary or appropriate to comply with applicable law. The parties hereto agree that they will not unreasonably withhold, condition or delay any such clearances.

      (f) This Agreement may not be assigned by either Buyer or Seller without the prior written consent of the other.

      (g) The representations, warranties and covenants made by Seller and Buyer set forth in this Agreement shall survive the Closing Date for one (1) year after the Closing Date.

      (h) This Agreement shall be governed by and construed in accordance with the law's of the State of New York, to the extent not governed by federal law.

      (i) If any part of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not impair any other provision hereof.

      (j) This Agreement, including all exhibits referred to herein and made a part hereof, may be executed in duplicate, each of which shall be a valid and binding original, but all of which taken together shall constitute one and the same instrument.

      (k) This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No modification or termination of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any provision of this Agreement shall be deemed to be, or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written:

                                       La Jolla Bank


                                       By: /s/ Rick F. Hall
                                           -------------------------------------
                                           Rick F. Hall, President


                                       Union State Bank


                                       By: /s/ Steven T. Sabatini
                                           -------------------------------------
                                           Steven T. Sabatini, Senior Executive
                                           Vice President and Chief Financial
                                           Officer

                                Index to Exhibits

A. List of Branch Offices

B. Identification of Liabilities

B-l. Summary

C. Contractual obligations and copies of related documents

D. Operating Assets

E. Identification of Account Loans

F. Bill of Sale and Assignment of Assets

G. Assignment and Assumption Agreement

H. Executed copies of Leases for the respective Branch Offices

I. Form of Seller's Counsel's Opinion

J. Form of Buyer's Counsel's Opinion

                                    EXHIBIT A

                             LIST OF BRANCH OFFICES

1.    11 East 22nd Street
      New York, New York 10010

2.    999 Bedford Street
      Stamford, Connecticut 06905

                                    EXHIBIT B

                          IDENTIFICATION OF LIABILITIES

Attached as Exhibit B-1 is a summary of the Liabilities to be assumed consisting of various accounts at the Stamford and New York City branches as of April 30, 2000. The Liabilities to be assumed shall not include brokered deposits, loan hold back accounts, overdrawn accounts, other wholesale deposits and Affiliate Deposits** ("Excluded Deposits"). As of April 30, 2000, the Excluded Deposits are as follows:

      o Officer, director and employee accounts total approximately $602,000.00. Of this total, $542,000.00 is in type 16, three check a month and $60,000.00 is a CD.

      o Loan Hold back accounts total approximately $328,000.00 and are included in type 03, Statement Savings.

      o     Two overdrawn accounts totaling $471.00.

** Affiliate Deposits are hereby defined as those deposits maintained at the Branches and owned by related entities of Seller including correspondent banks, subsidiaries, employees, officers, directors or major shareholders or entities in which Seller has an interest greater than ten (10%) percent.

INST  75P BRANCH  50  SEQ-TYPE     5                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 149

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0       59 03  39300       23798.92 29APR00          .00      .00 0        97 03 39300        4763.14 08APR00           .00      .00
0      218 03  39300          18.03 02MAY95          .00      .00 0       241 03 39300          26.47 12JUN98           .00      .00
0      276 03  39300        4718.93 17APR00          .00      .00 0       342 03 39300         953.83 19AUG99           .00      .00
0      369 03  39300       38938.61 14JAN00          .00      .00 0       370 03 39300       37041.77 14JAN00           .00      .00
0      426 03  39300 86     1332.67 03JUN99          .00      .00 0       437 03 39300 86     2359.02 26APR00           .00      .00
0      439 03  39300       16270.09 15OCT99          .00      .00 0       455 03 39300        1326.47 16MAR00           .00      .00
0      498 03  39300       28635.61 11APR00          .00      .00 0       536 03 39300       13694.13 11APR00           .00      .00
0      581 03  39300         779.10 05NOV99          .00      .00 0       592 03 39300         917.32 27DEC99           .00      .00
0      625 03  39300 86     3118.24 07APR00          .00      .00 0       634 03 39300          52.54 04APR00           .00      .00
0      728 03  39300          34.19 15JUL99          .00      .00 0       757 03 39300 64      272.35 28APR00           .00      .00
0      773 03  39300 38     6364.70 09DEC99          .00      .00 0       805 03 39300         401.04 20SEP99           .00      .00
0      848 03  39300         651.05 20SEP99          .00      .00 0       864 03 39300 64     5960.68 18APR00           .00      .00
0      887 03  39300       39272.53 24APR00          .00      .00 0       888 03 39300        7950.93 27DEC99           .00      .00
0      893 03  39300        6308.31 21OCT99          .00      .00 0       897 03 39300        5925.43 06APR00           .00      .00
0      898 03  39300        1795.35 09JAN95          .00      .00 0       901 03 39300        4889.17 18APR00           .00      .00
0      902 03  39300          14.07 08FEB99          .00      .00 0       908 03 39300        1927.02 08MAR00           .00      .00
0      911 03  39300        6189.46 24JAN00          .00      .00 0       912 03 39300        9541.71 18MAR00           .00      .00
0      915 03  39300         436.48 19APR00          .00      .00 0       929 03 39300         227.27 08SEP99           .00      .00
0      937 03  39300       10084.24 23MAR00          .00      .00 0       938 03 39300        1540.98 13JUL99           .00      .00
0      947 03  39300        1500.15 13APR00          .00      .00 0       950 03 39300           2.20 23MAR98           .00      .00
0      956 03  39300       72318.49 03APR00          .00      .00 0       958 03 39300       45235.98 11APR00           .00      .00
0      960 03  39300       32386.37 28APR00          .00      .00 0       963 03 39300       10447.01 17APR00           .00      .00
0      964 03  39300         179.68 17APR00          .00      .00 0       969 03 39300          55.45 28OCT99           .00      .00
0      971 03  39300       10830.92 08APR00          .00      .00 0       972 03 39300        4864.93 23NOV99           .00      .00
0      976 03  39300       13647.25 19NOV99          .00      .00 0       986 03 39300       65305.58 21MAR00           .00      .00
0      998 03  39300        1800.07 15MAR00          .00      .00 0      1000 03 39300        8118.05 26APR00           .00      .00
0     1006 03  39300         100.62 06APR00          .00      .00 0      1012 03 39300       86227.18 17FEB00           .00      .00
0     1018 03  39300       29839.57 28OCT99          .00      .00 0      1028 03 39300 64     2265.41 17APR00           .00      .00
0     1033 03  39300 38     2283.37 02JUL96          .00      .00 0      1036 03 39300         979.47 28APR00           .00      .00
0     1045 03  39300       12278.26 20MAR00          .00      .00 0      1057 03 39300 38    35385.36 03APR00           .00      .00
0     1063 03  39300         151.58 02SEP99          .00      .00 0      1068 03 39300        9924.25 03APR00           .00      .00
0     1081 03  39300            .52 13DEC99          .00      .00 0      1083 03 39300         280.11 15APR99           .00      .00
0     1084 03  39300 64      308.60 28APR00          .00      .00 0      1085 03 39300         416.94 28APR00           .00      .00
0     1090 03  39300        1826.87 18DEC99          .00      .00 0      1093 03 39300         825.96 04APR00           .00      .00
0     1096 03  39300 64    32281.74 09FEB00          .00      .00 0      1102 03 39300        8532.64 27APR00           .00      .00
0     1105 03  39300          22.11 23JUL99          .00      .00 0      1107 03 39300        3575.54 05MAR97           .00      .00
0     1113 03  39300           2.65 12NOV99          .00      .00 0      1115 03 39300        8869.84 23DEC99           .00      .00
0     1120 03  39300         718.02 28APR00          .00      .00 0      1129 03 39300        2825.91 26JAN00           .00      .00
0     1130 03  39300         749.31 24MAR00          .00      .00 0      1143 03 39300           4.22 15FEB00           .00      .00
0     1159 03  39300       29780.37 21DEC99          .00      .00 0      1160 03 39300        3734.94 24APR00           .00      .00
0     1164 03  39300         167.31 31DEC99          .00      .00 0      1166 03 39300        5087.73 03DEC99           .00      .00
0     1167 03  39300       20966.49 06APR00          .00      .00 0      1171 03 39300         853.03 05APR00           .00      .00
0     1172 03  39300         262.23 27APR00          .00      .00 0      1177 03 39300         283.40 14OCT99           .00      .00
0     1183 03  39300        6137.42 08MAR00          .00      .00 0      1185 03 39300       10808.14 27DEC99           .00      .00
0     1190 03  39300         154.41 17MAR00          .00      .00 0      1191 03 39300          11.86 10JAN00           .00      .00
0     1196 03  39300         537.75 30MAR98          .00      .00 0      1200 03 39300        4795.77 23FEB00           .00      .00
0     1201 03  39300           8.53 04JAN00          .00      .00 0      1203 03 39300        1244.29 19APR99           .00      .00
0     1205 03  39300         110.14 20JAN99          .00      .00 0      1208 03 39300           3.81 14SEP98           .00      .00
0     1211 03  39300        2750.90 03APR00          .00      .00 0      1212 03 39300       11455.59 28APR00           .00      .00
0     1213 03  39300            .63 29JUN98          .00      .00 0      1214 03 39300        7180.14 08NOV99           .00      .00
0     1219 03  39300 64    10070.52 20APR00          .00      .00 0      1224 03 39300       12742.99 11JAN99           .00      .00
0     1226 03  39300       25785.36 13JAN99          .00      .00 0      1230 03 39300       16073.44 22SEP98           .00      .00
0     1235 03  39300       14604.25 28APR00          .00      .00 0      1236 03 39300        9783.19 18APR00           .00      .00
0     1237 03  39300        1326.30 05APR00          .00      .00 0      1242 03 39300        3216.03 03APR00           .00      .00

INST  75P BRANCH  50  SEQ-TYPE     5                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 150

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0     1244 03  39300       25975.05 30SEP98          .00      .00 0      1245 03 39300         610.15 24APR00           .00      .00
0     1248 03  39300        3762.49 27APR00          .00      .00 0      1252 03 39300       20165.58 19APR00           .00      .00
0     1254 03  39300        8566.62 12APR00          .00      .00 0      1258 03 39300       17826.49 03APR00           .00      .00
0     1260 03  39300         507.19 07JAN00          .00      .00 0      1263 03 39300        1551.40 20SEP99           .00      .00
0     1264 03  39300        2088.56 28JAN00          .00      .00 0      1265 03 39300       45034.07 09NOV98           .00      .00
0     1266 03  39300       30510.79 09NOV98          .00      .00 0      1271 03 39300       18204.31 23NOV98           .00      .00
0     1273 03  39300        1548.40 20SEP99          .00      .00 0      1274 03 39300        2113.76 01DEC98           .00      .00
0     1276 03  39300         391.13 20SEP99          .00      .00 0      1278 03 39300       10578.30 04DEC98           .00      .00
0     1280 03  39300       35914.74 04FEB00          .00      .00 0      1286 03 39300          44.74 21DEC99           .00      .00
0     1287 03  39300        9143.31 08NOV99          .00      .00 0      1302 03 39300        2243.39 20APR00           .00      .00
0    20071 03  39300       10669.24 10FEB99          .00      .00 0     20074 03 39300        2216.12 02MAR99           .00      .00
0    20088 03  39300       15932.93 28APR00          .00      .00 0     20115 03 39300        1036.98 10MAY99           .00      .00
0    20135 03  39300       16915.93 23FEB99          .00      .00 0     20137 03 39300        6733.17 24JAN00           .00      .00
0    20138 03  39300            .00 24FEB99          .00      .00 0     20218 03 39300       15481.54 13OCT99           .00      .00
0    20253 03  39300          22.74 11MAY99          .00      .00 0     20257 03 39300 49    32330.09 19MAR99           .00      .00
0    20264 03  39300         283.91 15FEB00          .00      .00 0     20265 03 39300       75783.18 27DEC99           .00      .00
0    20284 03  39300          11.74 27MAY99          .00      .00 0     20296 03 39300 60     1490.03 26MAR99           .00      .00
0    20297 03  39300        4054.97 27APR00          .00      .00 0     20306 03 39300 39     6128.31 25APR00           .00      .00
0    20312 03  39300        4123.74 29MAR99          .00      .00 0     20316 03 39300       30660.37 25APR00           .00      .00
0    20318 03  39300         319.03 22DEC99          .00      .00 0     20365 03 39300       19350.21 19APR99           .00      .00
0    20369 02  48900        4652.54 14APR99          .00      .00 0     20374 03 39300        2083.84 15APR99           .00      .00
0    20383 03  39300        1982.66 19APR99          .00      .00 0     20389 03 39300       22341.50 20APR99           .00      .00
0    20439 03  39300         251.51 06JAN00          .00      .00 0     20446 03 39300       30092.80 08NOV99           .00      .00
0    20451 03  39300         743.84 11JAN00          .00      .00 0     20490 03 39300        3063.79 05APR00           .00      .00
0    20513 03  39300       11028.37 20MAY99          .00      .00 0     20706 03 39300       12425.76 07MAR00           .00      .00
0    20708 03  39300       21601.98 27APR00          .00      .00 0     20710 03 39300        2445.77 11FEB00           .00      .00
0    20716 03  39300       85769.92 24JUN99          .00      .00 0     20729 03 39300        1278.36 24JUN99           .00      .00
0    20744 03  39300        1459.37 27APR00          .00      .00 0     20745 02 48900          47.07 25FEB00           .00      .00
0    20746 02  48900          48.08 25FEB00          .00      .00 0     20854 02 48900         722.73 28MAR00           .00      .00
0    20856 02  48900         748.32 23DEC99          .00      .00 0     20858 02 48900         748.32 23DEC99           .00      .00
0    20969 00  39300         515.22 27JUL99          .00      .00 0     21000 03 39300        5939.79 30JUL99           .00      .00
0    21231 02  48900           1.00 26AUG99          .00      .00 0     21232 02 48900           1.00 26AUG99           .00      .00
0    21301 03  39300         155.95 24FEB00          .00      .00 0     21318 03 39300         551.30 12OCT99           .00      .00
0    21534 02  48900         509.65 10DEC99          .00      .00 0     21550 00 39300       20352.01 16DEC99           .00      .00
0    21677 00  39300        1010.37 26JAN00          .00      .00 0     21678 00 39300        1087.27 04APR00           .00      .00
0    21679 00  39300         100.79 17FEB00          .00      .00 0     21681 00 39300        1107.24 01MAR00           .00      .00
0    21682 03  39300 88     1143.32 28APR00          .00      .00 0     21683 00 39300 88     1834.66 18APR00           .00      .00
0    21684 00  39300 88     1566.37 18APR00          .00      .00 0     21686 00 39300 88    15448.04 04APR00           .00      .00
0    21688 00  39300 88     1302.78 05APR00          .00      .00 0     21689 00 39300 88      939.83 21APR00           .00      .00
0    21690 00  39300 88      681.46 11APR00          .00      .00 0     21692 02 48900 88        5.01 18APR00           .00      .00
0    21693 02  48900 88        5.01 18APR00          .00      .00 0     21694 02 48900 88        5.01 18APR00           .00      .00
0    21695 02  48900 88        5.01 18APR00          .00      .00 0     50086 03 39300      105039.75 12FEB99           .00      .00
0   900110 01  24800 39    27042.76 11MAR98          .00      .00 0    900114 01 24800 39    16550.29 08OCT99           .00      .00
0   900124 01  24800 39    22411.88 19FEB98          .00      .00 0    900147 01 24800 39    79209.23 01JUL98           .00      .00
0   900149 01  24800 39    17778.81 07MAY99          .00      .00 0    900166 01 24800 39     4154.26 16SEP98           .00      .00
0   900178 01  24800 39   156378.45 11JUN99          .00      .00 0    900180 01 24800 39    28128.03 10SEP99           .00      .00

INST  75P BRANCH  50  SEQ-TYPE    15                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 151

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 12  00000            .01 17MAY99          .00      .00 0         2 19 00000 38         .01 17MAY99           .00      .00
0     1413 11  27200 86      188.93 26APR00          .00      .00 0      1693 11 27200         373.79 24APR00           .00      .00
0     1804 11  27200         613.74 28APR00          .00      .00 0      1812 11 27200       10330.86 27APR00           .00      .00
0     1901 11  27200         269.34 12NOV99          .00      .00 0      1936 11 27200         686.40 28APR00           .00      .00
0     1944 11  27200       18257.99 19APR00          .00      .00 0     10028 11 27200       10375.46 19APR00         12.53      .00
0    10044 18  29600        6166.73 17APR00         4.50      .00 0     10050 14 00000        1702.02 29APR00           .00      .00
0    10051 15  00000      351331.74 27APR00          .00      .00 0     10052 11 27200        1631.13 28APR00           .78      .00
0    10053 18  29600       16934.46 28APR00        11.43      .00 0     10056 11 27200        5466.12 29APR00          2.96      .00
0    10058 18  29600        7972.21 28APR00         6.28      .00 0     10059 15 00000        5360.14 14APR00           .00      .00
0    10061 15  00000          61.00 06JUL99          .00      .00 0     10064 11 27200        5355.67 27APR00           .80      .00
0    10065 16  51300      132953.67 19NOV99        37.37      .00 0     10067 14 00000         453.46 28APR00           .00      .00
0    10068 18  29600         441.71 15MAROO 1        .07      .00 0     10069 11 27200        1070.62 21OCT99           .16      .00
0    10070 15  00000 64     3548.37 28APR00          .00      .00 0     10071 16 51300        1473.48 26APR00           .41      .00
0    10072 15  00000        1432.71 27APR00          .00      .00 0     10073 10 29600        1253.82 28APR00           .20      .00
0    10074 18  29600       14987.93 07DEC99         2.43      .00 0     10075 15 00000          42.56 22FEB00           .00      .00
0    10076 11  27200        2839.63 17APR00          .42      .00 0     10079 16 51300      105353.48 02JUN99         29.61      .00
0    10081 16  51300       23079.42 06APR00          .00      .00 0     10084 16 51300        7289.62 24APR00           .00      .00
0    10085 16  51300        2232.47 12MAY99          .00      .00 0     10086 16 51300       15723.65 21APR00           .00      .00
0    10087 16  51300       11225.74 14APR00          .00      .00 0     10088 16 51300       37770.39 31MAR00           .00      .00
0    10089 16  51300       19760.78 11APR00          .00      .00 0     10090 16 51300        4842.79 31MAR00           .00      .00
0    10091 16  51300       16650.19 27MAR00          .00      .00 0     10092 16 51300        5295.54 20MAY99           .00      .00
0    10095 16  51300       38135.93 20APR00          .00      .00 0     10096 16 00000           2.94 09MAR00           .00      .00
0    10098 16  51300      104187.13 24APR00          .00      .00 0     10099 16 51300 64    47041.49 14APR00           .00      .00
0    10100 16  51300       16110.32 24MAR00        52.08      .00 0     10102 11 27200         301.96 30JUN99           .52      .00
0    10103 16  51300       88448.62 28MAY99       285.92      .00 0     10104 16 51300        9338.65 19APR00         29.67      .00
0    10105 16  51300       33632.28 05JAN00       108.72      .00 0     10106 16 51300        7837.55 05JAN00         25.34      .00
0    10107 11  27200        4999.14 28APR00         8.00      .00 0     10108 16 51300        2463.22 15FEB00          7.96      .00
0    10109 16  51300       12308.70 13APR00        40.53      .00 0     10110 16 51300        8692.96 01SEP99         28.10      .00
0    10111 16  51300       70891.72 20JUL99       229.16      .00 0     10112 16 51300       34152.66 03JUN99        110.40      .00
0    10113 16  51300      114721.48 03JUN99       370.85      .00 0     10114 16 51300       25993.86 19APR00         83.87      .00
0    10115 11  27200        2506.86 28APR00         3.06      .00 0     10116 16 51300       10763.45 07APR00         34.79      .00
0    10117 16  51300        5638.84 07JAN00        18.23      .00 0     10119 16 51300       99346.97 08JUN99        332.39      .00
0    10120 16  51300       21291.15 08JUN99        47.88      .00 0     10122 16 51300       62361.85 08JUN99        140.24      .00
0    10123 16  51300       10745.53 08JUN99        24.16      .00 0     10124 16 51300        7052.93 13SEP99         15.86      .00
0    10125 16  51300       42783.58 23MAR00        96.21      .00 0     10126 16 51300       94261.20 10SEP99        211.97      .00
0    10127 16  51300        3754.39 25FEB00         8.44      .00 0     10128 16 51300      206372.57 18APR00        500.76      .00
0    10129 16  51300       15539.69 13APR00        34.95      .00 0     10130 16 51300       20870.36 15JUN99         46.93      .00
0    10131 18  29600        2170.22 29APR00         3.50      .00 0     10132 16 51300        9927.24 30JUN99         22.32      .00
0    10133 16  51300        4469.02 21JUL99        10.05      .00 0     10134 16 51300       23921.74 23MAR00         53.79      .00
0    10135 16  51300        1410.91 18JUN99         3.17      .00 0     10136 16 51300       97166.40 17NOV99        218.50      .00
0    10137 16  51300       78562.11 29JUN99       176.67      .00 0     10138 16 51300       10535.00 21JUN99         23.69      .00
0    10139 16  51300        1506.63 14OCT99         3.39      .00 0     10140 16 51300       10854.88 03AUG99         13.73      .00
0    10143 16  51300        7873.15 04NOV99         9.96      .00 0     10145 16 51300       14560.02 24JUN99         18.42      .00
0    10146 19  39300         995.54 27APR00         1.12      .00 0     10147 16 51300       16226.78 25APR00         24.74      .00
0    10148 16  51300         111.28 03JAN00          .14      .00 0     10149 16 51300       10518.76 15NOV99         13.31      .00
0    10150 16  51300 49    79609.13 06JUL99       257.34      .00 0     10151 16 00000          45.30 22FEB00           .00      .00
0    10153 16  51300       58398.36 07JUL99        73.87      .00 0     10154 18 29600       20782.30 27APR00         14.92      .00
0    10155 16  51300        1382.09 07JUL99         1.75      .00 0     10156 16 51300        5868.34 21OCT99         18.97      .00
0    10157 16  51300       42978.02 19APR00       151.28      .00 0     10158 16 51300        4619.84 10JAN00          5.84      .00
0    10159 16  51300       21912.83 20DEC99        27.72      .00 0     10160 16 51300      193214.84 22DEC99         54.31      .00
0    10161 16  51300       41703.02 30DEC99       134.81      .00 0     10162 16 51300       55261.08 13JUL99        178.64      .00
0    10163 16  51300        6892.34 23MAR00        22.28      .00 0     10164 09 53700         543.97 14APR00         10.67      .00
0    10165 09  53700       52174.43 14JUL99        15.35      .00 0     10167 09 53700       26540.22 04APR00          7.81      .00
0    10169 09  53700       19384.18 27APR00         5.70      .00 0     10170 09 00000          33.54 13APR00           .69      .00

INST  75P BRANCH  50  SEQ-TYPE    15                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 152

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10171 09  53700       45150.08 15NOV99        13.29      .00 0     10172 16 51300        3424.05 22MAR00         11.07      .00
0    10173 16  51300       12377.19 28MAR00        40.01      .00 0     10174 16 51300       33194.53 15MAR00          9.33      .00
0    10175 16  51300       41631.14 19JUL99        11.70      .00 0     10176 16 51300       20739.01 03APR00         67.04      .00
0    10178 16  51300       17779.23 13DEC99         5.00      .00 0     10179 11 27200        1514.03 29APR00           .23      .00
0    10181 09  53700        3190.96 22MAR00          .00      .00 0     10182 16 00000          55.93 21APR00           .00      .00
0    10183 16  51300        1251.05 09MAR00         4.04      .00 0     10184 16 51300       73232.26 23DEC99        236.73      .00
0    10186 16  51300        9548.48 21APR00          .00      .00 0     10188 16 51300       57412.74 28JUL99           .00      .00
0    10190 16  51300 49     7807.90 09DEC99          .00      .00 0     10191 16 51300        8217.11 29JUL99           .00      .00
0    10192 16  51300        2404.97 12OCT99         7.77      .00 0     10193 16 51300       20649.48 30JUL99         66.75      .00
0    10194 16  51300        6104.48 14APR00          .00      .00 0     10195 16 51300       10975.92 20AUG99           .00      .00
0    10196 16  51300       43762.38 20APR00          .00      .00 0     10197 16 51300       20768.97 06AUG99           .00      .00
0    10198 10  29600       10034.86 24APR00          .00      .00 0     10199 16 51300         113.95 26JAN00           .37      .00
0    10200 16  51300       17573.23 22FEB00        56.81      .00 0     10201 16 51300       18834.77 18OCT99         60.89      .00
0    10202 16  51300 60     6674.52 27APR00        34.93      .00 0     10203 16 51300        2807.49 03APR00          9.08      .00
0    10204 16  51300        9573.90 23FEB00        30.95      .00 0     10205 10 29600         778.43 28APR00          1.54      .00
0    10206 16  51300        8918.54 28APR00        20.66      .00 0     10207 16 51300       43492.61 03AUG99        140.59      .00
0    10208 16  51300       55549.15 09MAR00       179.57      .00 0     10210 16 51300       89641.17 27APR00        289.81      .00
0    10211 16  51300      110314.22 27APR00       356.64      .00 0     10212 16 51300       63599.81 28MAR00        205.59      .00
0    10213 16  51300       80973.30 29MAR00       261.75      .00 0     10214 16 51300       33211.75 05AUG99        107.36      .00
0    10215 16  51300       91720.98 25APR00       293.57      .00 0     10216 16 51300        2157.88 15OCT99          6.98      .00
0    10217 16  51300       25100.00 24APR00        91.56      .00 0     10218 16 51300      139680.01 09AUG99        451.53      .00
0    10219 16  51300      100019.67 13APR00       323.75      .00 0     10220 16 51300 64    44541.04 27JAN00           .00      .00
0    10221 16  51300        6535.73 03MAR00        14.70      .00 0     10222 16 51300       30545.54 18APR00         70.30      .00
0    10223 16  51300        3818.67 21APR00          .00      .00 0     10224 16 51300      101792.67 25MAY99        228.91      .00
0    10226 11  27200         457.81 15FEB00          .55      .00 0     10228 16 51300       11387.59 26APR00         35.11      .00
0    10229 16  51300        9305.52 05APR00        20.93      .00 0     10230 16 51300       21018.49 07JAN00         47.27      .00
0    10231 16  51300        8465.53 27MAR00        27.37      .00 0     10234 16 51300       27012.35 25FEB00         60.74      .00
0    10236 16  51300 40    96350.91 21APR00       218.43      .00 0     10237 16 51300        6521.42 27APR00         25.90      .00
0    10238 16  51300       10803.68 19APR00        23.99      .00 0     10239 16 51300      171801.08 17AUG99        386.34      .00
0    10240 16  51300        8285.46 16AUG99        10.48      .00 0     10241 16 51300       47080.69 27APR00        148.22      .00
0    10243 16  51300      101575.38 20MAR00       128.49      .00 0     10244 16 51300       97078.31 28APR00         58.64      .00
0    10245 16  51300        7555.06 06MAR00        24.42      .00 0     10246 16 51300       16970.41 24MAR00         21.47      .00
0    10247 16  51300        6933.77 09SEP99         8.77      .00 0     10248 16 51300       11891.43 06MAR00         15.04      .00
0    10250 16  51300       55165.09 20AUG99       178.33      .00 0     10251 16 51300       24447.12 07APR00         30.92      .00
0    10252 16  51300       47796.00 27APR00        60.44      .00 0     10254 16 51300       79800.65 07JAN00        257.96      .00
0    10255 16  51300       15275.44 28APR00        47.57      .00 0     10256 16 51300       42494.11 16MAR00         53.75      .00
0    10257 16  51300       60755.79 19APR00        76.85      .00 0     10258 16 51300       82786.39 10SEP99        104.72      .00
0    10259 16  51300       83069.30 21APR00       105.08      .00 0     10261 16 51300       38606.80 08MAR00         10.85      .00
0    10262 16  51300       64444.83 26APR00        18.12      .00 0     10263 16 51300        5514.89 17APR00          1.55      .00
0    10264 16  51300        4557.40 26APR00         1.28      .00 0     10265 16 51300        3620.33 26APR00          1.02      .00
0    10266 16  51300       43344.74 27AUG99       140.12      .00 0     10267 16 51300       40049.80 27AUG99         11.26      .00
0    10268 16  51300       50248.70 27AUG99        14.12      .00 0     10269 16 51300       23168.46 20APR00         94.91      .00
0    10270 16  51300        2614.63 17MAR00          .73      .00 0     10271 16 51300       28716.00 10APR00          8.07      .00
0    10272 19  39300        2176.12 28APR00          .47      .00 0     10273 16 51300       16659.27 28APR00          4.68      .00
0    10274 16  51300 64     1555.05 03SEP99          .44      .00 0     10275 16 51300        8272.70 03SEP99          2.33      .00
0    10276 16  51300         232.69 21JAN00          .07      .00 0     10277 16 51300        9543.42 10APR00          2.68      .00
0    10278 16  51300        4679.15 10APR00         1.32      .00 0     10279 16 51300        4577.47 09SEP99          1.29      .00
0    10280 16  51300        1287.92 13SEP99         2.90      .00 0     10281 16 51300        1895.85 01NOV99           .00      .00
0    10282 16  51300        3803.32 15SEP99          .00      .00 0     10283 16 51300        5934.18 24APR00           .00      .00
0    10285 16  51300         344.11 20MAR00          .00      .00 0     10286 16 51300       10185.63 21SEP99           .00      .00
0    10289 16  51300       32539.74 24APR00          .00      .00 0     10290 16 51300        3796.93 13APR00           .00      .00
0    10291 16  51300       51537.89 28SEP99          .00      .00 0     10292 16 51300        8116.21 28FEB00           .00      .00
0    10293 16  51300        2361.37 17APR00          .00      .00 0     10294 16 51300        2179.30 19APR00           .00      .00
0    10295 16  51300       15525.37 27APR00          .00      .00 0     10296 16 51300       12699.09 06MAR00           .00      .00

INST  75P BRANCH  50  SEQ-TYPE    15                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 153

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10297 16  51300       21601.26 24FEB00          .00      .00 0     10298 16 51300         123.54 18APR00           .00      .00
0    10299 16  51300       46748.11 03MAR00          .00      .00 0     10300 16 51300      104085.70 08OCT99        336.47      .00
0    10301 16  51300         248.37 06MAR00          .80      .00 0     10302 16 51300      114583.35 15OCT99        370.40      .00
0    10303 10  29600         319.51 26APR00         1.18      .00 0     10304 16 51300        1902.14 25FEB00          6.15      .00
0    10305 16  51300       27799.39 25APR00       116.57      .00 0     10306 16 51300       15082.33 11APR00         48.76      .00
0    10307 16  51300       27189.02 28APR00        85.51      .00 0     10308 16 51300       14710.22 22DEC99         47.55      .00
0    10309 16  51300        3965.69 27MAR00        12.82      .00 0     10310 16 51300        1118.45 05APR00          4.74      .00
0    10311 09  53700       16346.93 28FEB00        55.32      .00 0     10312 16 51300       20027.67 06APR00         64.74      .00
0    10313 16  51300        6504.04 24APR00        21.03      .00 0     10314 16 51300       10162.92 03APR00         32.85      .00
0    10315 16  51300       53947.52 28APR00       162.72      .00 0     10318 16 51300       69015.17 07APR00        223.10      .00
0    10319 16  51300       15589.19 22OCT99        50.39      .00 0     10320 16 51300       61745.52 25OCT99        138.85      .00
0    10321 16  51300       10947.84 25OCT99        24.62      .00 0     10322 16 51300        6043.21 27OCT99         13.59      .00
0    10323 16  00000          25.28 03APR00          .00      .00 0     10324 16 51300       47108.14 04APR00        105.94      .00
0    10326 16  51300       20468.23 02NOV99        46.03      .00 0     10327 11 27200         516.01 29APR00           .45      .00
0    10328 16  51300       23264.91 01MAR00        52.32      .00 0     10329 10 29600        4654.45 27APR00          6.36      .00
0    10330 16  51300       31759.09 09NOV99        71.42      .00 0     10331 16 51300        3226.92 10APR00          7.26      .00
0    10332 16  51300      191878.82 20APR00       432.04      .00 0     10333 16 51300       10124.86 20APR00         20.94      .00
0    10334 16  51300        3025.25 25APR00         7.51      .00 0     10335 16 51300         839.42 22MAR00          1.89      .00
0    10336 16  51300       50807.67 17NOV99       114.25      .00 0     10337 16 51300       53915.58 22NOV99        121.24      .00
0    10338 16  51300      102005.79 03APR00       229.39      .00 0     10339 16 51300       30599.18 26NOV99         68.81      .00
0    10340 16  51300       13745.06 19APR00        17.39      .00 0     10343 16 51300        1720.31 21APR00          2.18      .00
0    10344 16  51300       98222.78 30NOV99       124.25      .00 0     10345 16 51300       15835.96 21APR00         20.03      .00
0    10346 16  51300       62181.07 07APR00        78.65      .00 0     10347 16 51300       29030.38 08MAR00         36.72      .00
0    10348 16  51300       92750.35 07DEC99       117.32      .00 0     10349 16 51300        2033.29 03APR00          2.57      .00
0    10350 16  51300       30189.00 09MAR00        38.19      .00 0     10351 19 39300         598.84 29APR00           .54      .00
0    10352 16  51300       90744.49 29DEC99       114.79      .00 0     10354 16 51300        8045.53 07APR00         10.18      .00
0    10355 16  51300        6189.34 17APR00         7.83      .00 0     10357 16 51300        5497.03 17DEC99          6.95      .00
0    10360 16  51300       20655.31 08FEB00         5.81      .00 0     10362 16 51300        1203.82 30DEC99           .34      .00
0    10363 16  51300        1848.57 30DEC99          .52      .00 0     10364 16 51300       91565.24 20APR00         25.74      .00
0    10365 16  51300       59132.33 10MAR00        16.62      .00 0     10366 16 51300        9149.90 11JAN00          2.57      .00
0    10367 16  51300        5326.69 08MAR00         1.50      .00 0     10368 16 51300        9131.89 27MAR00          2.57      .00
0    10369 16  51300        6532.81 04JAN00         1.84      .00 0     10370 16 51300        5393.65 05JAN00          1.52      .00
0    10371 16  51300        9792.36 24APR00         2.75      .00 0     10372 11 27200        2119.86 27APR00           .32      .00
0    10373 16  51300        6600.00 04APR00         1.86      .00 0     10374 16 51300        8209.94 20APR00          2.31      .00
0    10375 16  51300       16864.86 08MAR00         4.74      .00 0     10376 16 51300       14736.52 21JAN00          4.14      .00
0    10377 19  39300        2772.25 27APR00          .60      .00 0     10378 16 51300       10670.90 05APR00          3.00      .00
0    10379 19  39300        1921.78 14JAN00          .41      .00 0     10381 19 39300        4302.34 24APR00           .00      .00
0    10382 19  39300        5400.05 28APR00          .00      .00 0     10383 19 39300         202.34 14JAN00           .00      .00
0    10385 16  51300       21197.61 27JAN00          .00      .00 0     10386 16 51300       62828.18 24APR00           .00      .00
0    10387 16  51300         618.83 26APR00          .00      .00 0     10388 19 39300        8270.34 24APR00         19.99      .00
0    10390 16  51300         101.45 20JAN00          .00      .00 0     10391 16 51300       15325.41 10APR00           .00      .00
0    10392 16  51300 60     9231.18 20JAN00          .00      .00 0     10393 19 39300         622.99 28APR00           .00      .00
0    10394 16  51300      101510.15 08MAR00          .00      .00 0     10395 19 39300        8262.10 21JAN00           .00      .00
0    10396 19  39300         434.06 19APR00          .00      .00 0     10398 16 51300        1013.84 24JAN00           .00      .00
0    10399 16  51300        7250.94 28APR00          .00      .00 0     10400 19 39300        1455.39 07MAR00          3.60      .00
0    10401 16  51300       10471.08 17APR00        33.58      .00 0     10402 19 39300          92.93 07APR00           .23      .00
0    10403 19  39300         174.55 14APR00          .43      .00 0     10404 19 39300        2466.56 27APR00          6.29      .00
0    10405 19  39300         111.02 27APR00          .37      .00 0     10406 19 39300          47.88 17APR00           .16      .00
0    10407 19  39300 64     2204.91 28APR00        12.54      .00 0     10408 19 39300       12078.68 05APR00         29.91      .00
0    10409 16  51300        1009.58 31JAN00         3.26      .00 0     10410 16 51300        1655.15 06APR00          5.35      .00
0    10411 19  39300         100.72 01FEB00          .25      .00 0     10412 19 39300        6071.03 24APR00         18.30      .00
0    10413 16  51300       13224.61 02FEB00        42.75      .00 0     10415 19 39300        7419.15 28APR00         11.22      .00
0    10416 16  51300        2020.58 02FEB00         4.54      .00 0     10417 16 51300      157723.29 24APR00        415.37      .00
0    10418 19  39300        1007.02 03FEB00         2.49      .00 0     10419 16 51300       11541.35 19APR00         33.33      .00

INST  75P BRANCH  50  SEQ-TYPE    15                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 154

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10420 19  39300         100.78 03FEB00          .17      .00 0     10421 16 51300        2020.30 03FEB00          4.54      .00
0    10422 16  51300       38534.14 12APR00        86.65      .00 0     10423 16 51300       24368.92 12APR00         54.80      .00
0    10424 19  39300         603.22 27APR00         1.21      .00 0     10425 19 39300        5901.54 27MAR00         10.17      .00
0    10426 19  39300        1959.02 20APR00         3.54      .00 0     10427 16 51300       73362.23 08FEB00        164.97      .00
0    10428 16  51300        7683.52 16MAR00        17.28      .00 0     10429 16 51300       10093.00 09FEB00         22.70      .00
0    10430 19  39300         100.71 03MAR00          .17      .00 0     10431 16 51300        9188.24 19APR00         20.32      .00
0    10432 16  51300       31182.54 22MAR00        70.12      .00 0     10433 16 51300       90342.01 13MAR00        203.16      .00
0    10434 16  51300        7063.10 11FEB00        15.88      .00 0     10435 19 39300         435.71 27APR00           .35      .00
0    10436 16  00000          17.27 28APR00         1.68      .00 0     10437 16 51300         141.15 06APR00           .46      .00
0    10438 16  51300 60     7594.51 14FEB00        23.47      .00 0     10439 16 51300       63340.60 24APR00        142.00      .00
0    10440 16  51300       74716.45 15FEB00        94.51      .00 0     10441 16 51300        3017.36 21MAR00          3.82      .00
0    10442 16  51300       22183.80 08MAR00        28.06      .00 0     10443 16 51300 51    26468.09 16FEB00         33.48      .00
0    10444 16  51300       10092.98 16FEB00        12.77      .00 0     10445 16 51300        6046.11 16FEB00          7.65      .00
0    10446 16  51300        5591.15 04APR00         7.07      .00 0     10447 16 51300        1513.73 17FEB00          1.91      .00
0    10448 16  51300         100.91 17FEB00          .13      .00 0     10449 19 39300        3153.88 25APR00          3.12      .00
0    10450 19  39300       12612.43 28APR00        10.19      .00 0     10451 16 51300        5392.76 25APR00          6.75      .00
0    10452 19  39300 52      100.69 18FEB00          .10      .00 0     10453 16 51300        2016.90 22FEB00          2.55      .00
0    10454 16  51300        7967.18 06APR00        10.08      .00 0     10455 16 51300        7096.00 24APR00          8.89      .00
0    10456 16  51300        2127.84 23FEB00         2.69      .00 0     10457 19 39300 60     3078.89 24APR00          2.34      .00
0    10458 19  39300         100.63 23FEB00          .10      .00 0     10460 16 51300        4782.78 28APR00          6.25      .00
0    10461 19  39300        8778.40 28APR00         1.89      .00 0     10462 19 39300         704.83 24MAR00           .15      .00
0    10463 19  39300        1632.35 20MAR00          .35      .00 0     10464 19 39300         116.81 28APR00          1.87      .00
0    10465 16  51300        6808.04 14APR00         1.91      .00 0     10466 19 39300         100.63 01MAR00           .02      .00
0    10467 16  51300       17640.60 31MAR00         4.96      .00 0     10468 19 39300       10326.69 24APR00          2.22      .00
0    10469 16  51300        3435.26 13APR00          .97      .00 0     10470 16 51300       27159.53 19APR00         34.35      .00
0    10471 16  51300        1622.26 24MAR00          .46      .00 0     10472 16 51300        3213.80 28APR00           .90      .00
0    10473 19  00000         470.00-20MAR00          .00      .00 0     10474 19 39300       41020.27 27APR00          8.83      .00
0    10475 16  51300        3019.77 28MAR00          .85      .00 0     10476 19 39300          86.30 21MAR00           .02      .00
0    10477 19  39300        3274.95 27APR00          .71      .00 0     10478 16 51300        4407.51 18APR00          1.24      .00
0    10479 19  39300       29019.90 11APR00         6.25      .00 0     10480 16 51300        1099.86 17APR00           .00      .00
0    10481 19  39300         869.54 28MAR00          .00      .00 0     10482 16 51300        7831.72 21APR00           .00      .00
0    10483 16  51300       28848.78 26APR00          .00      .00 0     10484 19 39300         100.52 13MAR00           .00      .00
0    10485 16  51300       15103.48 13MAR00          .00      .00 0     10486 16 51300        5064.36 14APR00           .00      .00
0    10487 16  51300        2013.51 14MAR00          .00      .00 0     10488 16 51300       62887.22 14MAR00           .00      .00
0    10489 19  39300         765.42 19APR00          .00      .00 0     10490 19 39300       27287.77 28APR00           .00      .00
0    10491 19  39300        5021.74 28APR00          .00      .00 0     10492 19 39300          65.16 28APR00           .00      .00
0    10493 19  39300 60      100.48 17MAR00          .00      .00 0     10494 16 51300        3520.33 21MAR00           .00      .00
0    10495 16  51300       50389.24 20MAR00          .00      .00 0     10496 16 51300       46501.54 20MAR00           .00      .00
0    10497 19  39300         411.23 27APR00          .00      .00 0     10498 16 51300       85346.38 04APR00           .00      .00
0    10499 19  39300        3328.87 27APR00          .00      .00 0     10500 19 39300        1369.10 28APR00          2.56      .00
0    10501 19  39300         604.52 28APR00          .72      .00 0     10502 19 39300        2962.61 24APR00         12.39      .00
0    10503 19  39300        3362.48 28APR00        69.68      .00 0     10504 16 51300       12350.57 22MAR00         39.92      .00
0    10505 19  39300        1577.91 04APR00         3.91      .00 0     10506 19 39300         507.76 25APR00          1.21      .00
0    10507 16  51300        5011.24 23MAR00        16.20      .00 0     10508 19 39300        2478.04 19APR00          7.18      .00
0    10509 16  51300        5212.31 05APR00        16.85      .00 0     10510 16 51300       10522.14 24MAR00         34.01      .00
0    10511 16  51300       16279.71 28APR00        35.03      .00 0     10512 19 39300         572.04 28APR00           .36      .00
0    10513 19  39300        1001.62 24MAR00         2.48      .00 0     10514 16 51300        7886.40 27MAR00         25.49      .00
0    10515 19  39300        1722.63 27APR00         3.80      .00 0     10516 19 39300         100.12 28MAR00           .25      .00
0    10517 19  39300 60      100.12 28MAR00          .25      .00 0     10518 16 51300       13466.70 29MAR00         43.53      .00
0    10519 19  39300        3116.28 26APR00         5.67      .00 0     10520 16 51300        5408.18 12APR00         12.16      .00
0    10521 19  39300        6895.32 05APR00        11.88      .00 0     10522 16 51300        1002.25 30MAR00          2.25      .00
0    10523 19  39300         226.17 28APR00          .20      .00 0     10524 19 39300 88      997.56 27APR00          1.61      .00
0    10525 16  51300 88    75158.12 31MAR00       169.01      .00 0     10526 16 51300 88     6053.27 14APR00         13.61      .00
0    10527 19  39300 88       80.86 27APR00          .60      .00 0     10528 16 51300 88    22534.48 18APR00         46.47      .00

INST  75P BRANCH  50  SEQ-TYPE    15                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 155

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10529 19  39300 88      100.13 03APR00          .17      .00 0     10530 16 51300 88     3947.35 03APR00          8.88      .00
0    10531 16  51300 88     3518.27 18APR00         3.28      .00 0     10532 19 39300 88     4340.42 28APR00          7.62      .00
0    10533 19  39300 88     3592.73 18APR00         6.19      .00 0     10534 16 51300 88      950.82 27APR00         20.23      .00
0    10535 19  39300 88      250.27 05APR00          .43      .00 0     10536 19 39300 88       50.11 24APR00           .13      .00
0    10537 16  51300 88     9148.93 28APR00        18.13      .00 0     10538 16 51300 88     1802.53 05APR00          4.05      .00
0    10539 19  39300 60      298.03 28APR00          .58      .00 0     10540 19 39300 88      138.65 27APR00           .12      .00
0    10541 16  51300 88      773.67 17APR00          .98      .00 0     10542 16 51300 88     1001.69 10APR00          1.27      .00
0    10543 19  39300 88      100.13 10APR00          .10      .00 0     10544 19 39300 88      100.13 10APR00           .10      .00
0    10545 16  51300 88     4006.18 11APR00         5.07      .00 0     10547 19 39300 88      684.02 29APR00          1.82      .00
0    10548 19  39300 88      100.11 12APR00          .10      .00 0     10549 16 51300 60     2063.61 13APR00          2.61      .00
0    10550 19  39300 88     2001.72 14APR00         1.94      .00 0     10551 19 39300 88      100.05 17APR00           .10      .00
0    10552 16  51300 88     1501.05 17APR00         1.90      .00 0     10553 16 51300 60    84013.28 17APR00        106.27      .00
0    10554 19  39300 88      100.05 17APR00          .10      .00 0     10555 16 51300 88     5003.51 17APR00          6.33      .00
0    10556 19  39300 88     3100.03 24APR00         2.36      .00 0     10557 16 51300 88    95040.06 19APR00        120.22      .00
0    10558 19  39300 88     4409.92 19APR00         4.27      .00 0     10559 19 39300 88       66.40 20APR00           .06      .00
0    10560 19  39300 88      100.01 21APR00          .10      .00 0     10561 19 39300 88      284.41 21APR00           .06      .00
0    10562 19  39300 88      840.21 26APR00          .18      .00 0     10563 19 39300 88      100.05 24APR00           .02      .00
0    10564 19  39300 88      100.05 24APR00          .02      .00 0     10565 19 39300 88      100.04 25APR00           .02      .00
0    10566 19  39300 88      100.04 25APR00          .02      .00 0     10567 19 39300 88     3001.29 25APR00           .65      .00
0    10568 19  39300 88      100.02 27APR00          .02      .00 0     10569 19 39300 88      100.02 27APR00           .02      .00
0    10570 19  39300 88      200.04 27APR00          .04      .00 0     10571 19 39300 88      639.18 28APR00           .14      .00
0    10572 16  51300 88    24276.41 28APR00         6.82      .00 0    400036 15 00000        2581.00 21MAR00           .00      .00
0   400338 15  00000        2217.10 26APR00          .00      .00 0    401202 15 00000       14891.36 28APR00           .00      .00
0   401318 15  00000        7470.06 19APR00          .00      .00 0    401539 15 00000       28907.89 28APR00           .00      .00
0   401547 15  00000        3026.26 20APR00          .00      .00 0    401598 15 00000       11056.98 28APR00           .00      .00
0   401601 15  00000        3109.39 25APR00          .00      .00 0    401679 15 00000           5.00 06DEC99           .00      .00
0   401687 11  27200        2455.27 28FEB00          .00      .00 0    401725 15 00000           4.59 18OCT99           .00      .00
0   401849 15  00000          68.89 28APR00          .00      .00 0    401865 15 00000         197.05 28APR00           .00      .00
0   401911 15  00000       14295.54 28APR00          .00      .00 0    401938 15 00000       58817.45 27APR00           .00      .00
0   402063 15  00000 64     3194.05 24APR00          .00      .00 0    402101 15 00000       18919.92 19APR00           .00      .00
0   402128 15  00000          25.62 06JAN00          .00      .00 0    402136 15 00000        6095.26 28APR00           .00      .00
0   402144 15  00000            .09 25FEB00          .00      .00 0    402179 15 00000          60.08 22FEB00           .00      .00
0   402187 15  00000        3906.93 20APR00          .00      .00 0    402195 15 00000          30.00 12APR00           .00      .00
0   402268 15  00000       21791.95 24APR00          .00      .00 0    402284 15 00000        1160.47 28APR00           .00      .00
0   402292 15  00000            .00 16JUN99          .00      .00 0    402306 15 00000       25606.59 27APR00           .00      .00
0   402373 15  00000         963.12 20APR00          .00      .00 0    402403 15 00000        9851.00 17JUN98           .00      .00
0   402489 15  00000 40    20446.30 28APR00          .00      .00 0    402519 15 00000         158.98 28JAN00           .00      .00
0   402535 15  00000        1864.84 19APR00          .00      .00 0    402586 15 00000         270.89 27APR00           .00      .00
0   501576 16  51300        6130.43 15OCT99          .00      .00 0    501673 16 51300       39542.22 05APR00           .00      .00
0   501894 16  51300       89089.85 05APR00          .00      .00 0    502211 16 51300        2150.62 28APR00           .00      .00
0   503587 16  51300 86    16516.91 25APR00          .00      .00 0    503633 16 51300       16094.89 10APR00           .00      .00
0   503722 16  51300       18640.79 24APR00          .00      .00 0    503919 16 51300       50745.97 10APR00           .00      .00
0   503978 16  51300       67543.55 19NOV91          .00      .00 0    504036 16 00000           2.21 24FEB98           .00      .00
0   504591 16  51300        1218.75 31MAR00          .00      .00 0    504672 16 51300        1266.05 17MAR99           .00      .00
0   504761 16  51300        7810.12 19FEB99          .00      .00 0    504885 16 51300       48160.65 18FEB00           .00      .00
0   504974 16  51300        6050.05 20FEB98          .00      .00 0    505008 16 51300       13560.53 06APR00           .00      .00
0   505032 16  51300       12959.59 27DEC99          .00      .00 0    505075 16 51300       55881.48 27APR00           .00      .00
0   505083 16  51300         847.33 26APR00          .00      .00 0    505199 16 51300       27719.66 30DEC99           .00      .00
0   505202 16  51300      107924.01 28MAR00          .00      .00 0    505229 16 51300         138.05 12JUL99           .00      .00
0   505253 16  51300       26083.30 29AUG97          .00      .00 0    505326 16 51300      275773.13 11APR00           .00      .00
0   505334 16  51300       11995.49 28APR00          .00      .00 0    505377 16 51300       21899.67 02APR98           .00      .00
0   505385 16  51300       27338.75 15APR98          .00      .00 0    505512 16 51300         601.06 21APR00           .00      .00
0   600241 11  27200        1158.06 27APR00          .00      .00 0    601116 11 27200        1750.77 28APR00           .00      .00
0   700173 17  00000            .00 03JAN00          .00      .00 0    700203 17 00000            .00 20MAR00           .00      .00

INST  75P BRANCH  50  SEQ-TYPE    15                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 156

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0   800089 11  27200        5987.50 29APR00       .00         .00 0    800291 11 27200        4359.03 28APR00           .00      .00
0   800445 11  27200           2.24 05APR00       .00         .00 0    800895 11 27200        7000.94 27APR00           .00      .00
0   800933 11  27200 86    23444.08 12APR00       .00         .00 0    801093 11 27200       16435.73 28APR00           .00      .00
0   801158 11  27200         482.13 21APR92       .00         .00 0    801174 11 27200        2627.73 01APR00           .00      .00
0   801328 11  27200         533.99 14DEC99       .00         .00 0    801344 11 27200         277.26 31JAN00           .00      .00
0   801581 11  27200       11544.63 28APR00       .00         .00 0    801956 11 27200       24509.98 21APR00           .00      .00
0   801999 11  27200        1857.23 28APR00       .00         .00 0    802138 11 27200        1557.02 28APR00           .00      .00
0   802391 11  27200        1231.83 28APR00       .00         .00 0    802588 11 27200        2502.94 29APR00           .00      .00
0   802723 11  27200         314.06 15SEP98       .00         .00 0    802731 11 27200         279.26 24FEB00           .00      .00
0   803088 11  27200         485.54 29APR00       .00         .00 0    803282 11 27200          40.99 28APR00           .00      .00
0   803428 11  27200        6443.64 29APR00       .00         .00 0    803738 11 27200       10456.04 26APR00           .00      .00
0   803819 11  27200        2280.43 28APR00       .00         .00 0    803827 11 27200        1398.42 19APR00           .00      .00
0   804106 11  27200 86     4121.05 29APR00       .00         .00 0    804297 11 27200        3206.91 28APR00           .00      .00
0   804386 11  27200        4127.62 28APR00       .00         .00 0    805072 11 27200        3717.39 28APR00           .00      .00
0   805358 10  29600 64     2183.80 29APR00       .00         .00 0    805447 11 27200         356.28 28APR00           .00      .00
0   805544 11  27200        1185.59 29APR00       .00         .00 0    805684 11 27200         718.08 28APR00           .00      .00
0   805781 11  27200        1742.28 20APR00       .00         .00 0    805889 11 27200        2690.91 28APR00           .00      .00
0   805994 11  27200         259.77 24APR00       .00         .00 0    806087 11 27200         559.37 17APR00           .00      .00
0   806176 11  27200         170.96 04APR00       .00         .00 0    806249 11 27200           2.93 08MAR00           .00      .00
0   806346 11  27200        1660.23 10NOV99       .00         .00 0    806354 11 27200        5167.88 28APR00           .00      .00
0   806575 11  27200        2152.86 28APR00       .00         .00 0    806605 11 27200        4996.98 28APR00           .00      .00
0   806702 11  27200        2145.22 27APR00       .00         .00 0    806796 11 27200       12769.27 19APR00           .00      .00
0   806907 11  27200          10.92 03APR00       .00         .00 0    807024 11 27200         974.45 28APR00           .00      .00
0   807245 11  27200         764.89 29APR00       .00         .00 0    807253 11 27200        7330.07 28APR00           .00      .00
0   807318 11  27200        4192.63 28APR00       .00         .00 0    807326 11 27200        1175.73 28APR00           .00      .00
0   807385 11  27200        2465.63 28APR00       .00         .00 0    807407 11 27200        3940.61 08MAR00           .00      .00
0   807504 11  27200 86     1558.44 13JAN00       .00         .00 0    807555 11 27200        3908.33 17APR00           .00      .00
0   807598 11  27200        7776.92 28APR00       .00         .00 0    807644 11 27200 86     3047.71 28APR00           .00      .00
0   807652 11  27200        1428.04 28APR00       .00         .00 0    807709 11 27200            .00 28FEB00           .00      .00
0   807733 11  27200        1353.52 04APR00       .00         .00 0    807768 11 27200        2534.06 05APR00           .00      .00
0   807814 11  27200         239.11 19APR00       .00         .00 0    807822 11 27200        8644.70 19APR00           .00      .00
0   807857 11  27200       11251.56 26APR00       .00         .00 0    807938 11 27200         973.14 24APR00           .00      .00
0   808004 11  27200        5904.45 24APR00       .00         .00 0    808012 11 27200 86        1.72 26APR00           .00      .00
0   808047 11  27200        1100.10 27APR00       .00         .00 0    808101 11 27200 38         .00 22JUN98           .00      .00
0   808128 11  27200        7239.35 27MAR00       .00         .00 0    808136 11 27200       16113.92 26APR00           .00      .00
0   808144 11  27200       12952.79 28APR00       .00         .00 0    808209 11 27200        1881.42 10APR00           .00      .00
0   808225 11  27200        5966.90 28APR00       .00         .00 0    808268 11 27200         475.38 16NOV99           .00      .00
0   808373 11  27200        1395.75 24APR00       .00         .00 0    808489 11 27200        1206.47 27APR00           .00      .00
0   808551 11  27200 40     2545.91 10MAR00       .00         .00 0    808578 11 27200        3306.18 28APR00           .00      .00
0   808608 11  27200        3549.38 24APR00       .00         .00 0    808632 11 27200        5647.12 27APR00           .00      .00
0   808675 11  27200         257.55 20APR00       .00         .00 0    808683 11 27200       20348.61 21APR00           .00      .00
0   808705 11  27200          66.63 28APR00       .00         .00 0    808756 11 27200         272.61 24APR00           .00      .00
0   808764 11  27200        4393.27 28APR00       .00         .00 0    808845 11 27200         689.79 27APR00           .00      .00
0   808853 11  27200         112.69 28APR00       .00         .00 0    808861 11 27200        4114.97 26APR00           .00      .00
0   808888 11  27200       12078.90 24APR00       .00         .00 0    808926 11 27200         544.00 12APR00           .00      .00
0   808942 11  27200         583.99 26APR00       .00         .00 0    808977 11 27200         610.87 28APR00           .00      .00
0   808985 11  27200           9.65 13MAY99       .00         .00 0    809027 11 27200        1289.55 14APR00          2.22      .00
0   809051 11  27200        1196.83 28APR00       .00         .00 0    809078 11 27200          20.33 28APR00           .00      .00
0   809108 11  27200       14262.33 27APR00       .00         .00 0    809124 11 27200        3351.69 28APR00           .00      .00
0   900023 11  27200         439.44 27JUL99       .00         .00 0    900201 11 27200 86       27.75 03APR00           .00      .00
0   900538 11  27200        4774.43 28APR00       .00         .00 0    900635 11 27200 86     1375.62 12APR00           .00      .00
0   900724 11  27200        6451.68 17APR00       .00         .00 0    900856 11 27200        2320.68 28APR00           .00      .00
0   900872 11  27200        6278.08 24APR00       .00         .00 0    901003 11 27200        3098.37 28APR00           .00      .00
0   901062 11  27200        2971.13 28APR00       .00         .00 0    902204 11 27200         319.81 24APR00           .00      .00

INST  75P BRANCH  50  SEQ-TYPE    85                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 163

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 88  41700 38         .01 17MAY99          .00      .00 0         2 89 41700 38         .01 17MAY99           .00      .00
0    20119 86  40700        8708.07 19FEB99        30.10      .00 0     20248 86 53700       13228.34 17MAR99         60.33      .00
0    20292 87  41700 49    34652.81 25MAR99       122.73      .00 0     20324 86 40700       10954.67 31MAR99         37.87      .00
0    20332 87  41700 49     4547.53 05APR99        16.11      .00 0     20357 86 40700        2393.16 12APR99          8.27      .00
0    20436 86  40700        1284.97 03MAY99         4.44      .00 0     20437 86 40700       29174.54 03MAY99        100.85      .00
0    20459 86  40700        3312.66 10MAY99        11.45      .00 0     20460 86 40700        4416.82 10MAY99         15.27      .00
0    20466 83  39300       28638.01 14MAY99        95.59      .00 0     20512 86 40700       81503.08 26NOV99        281.73      .00
0    20544 86  40700       11089.44 26MAY99        38.33      .00 0     20605 86 40700       11577.67 09JUN99         40.02      .00
0    21187 86  40700 49    22850.19 17AUG99        78.99      .00 0     21188 86 40700 49     5772.80 17AUG99         19.95      .00
0    21189 86  40700 49    22850.19 17AUG99        78.99      .00 0     21190 86 40700 49    22850.19 17AUG99         78.99      .00
0    21191 86  40700 49    11545.59 17AUG99        39.91      .00 0     21192 86 40700 49    22850.19 17AUG99         78.99      .00
0    21913 87  58400 49    30221.17 16MAR00       149.90      .00 0     21914 83 55900 49    30211.68 16MAR00        143.44      .00
0    21921 83  55900 49    30211.68 16MAR00       143.44      .00 0     21922 87 58400 49    30221.17 16MAR00        149.90      .00
0    21253 86  53500 49    26272.37 20MAR00        12.14      .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 164

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 90  43100 38         .01 17MAY99          .00      .00 0         2 91 43100 38         .01 17MAY99           .00      .00
0     2203 93  00000 88         .00 10APR00          .00      .00 0     20012 92 60600       60956.96 25JAN00        313.74      .00
0    20013 92  60200       10161.06 27JAN00        51.95      .00 0     20014 92 60200 49    60966.33 27JAN00        311.71      .00
0    20016 92  58400 49    10651.26 25JAN99        52.83      .00 0     20017 92 58400       14756.25 26JAN99 1       73.19      .00
0    20019 92  47900       28350.60 27JAN00       115.34      .00 0     20021 92 58400       37410.03 27JAN99        185.55      .00
0    20022 92  58400       34638.89 27JAN99       171.81      .00 0     20023 92 60600       24191.19 03FEB00        124.51      .00
0    20027 92  58400 47     4085.62 28JAN99        20.26      .00 0     20028 92 58400        6478.34 28JAN99         32.13      .00
0    20030 92  61500       47437.06 29JAN99       247.78      .00 0     20033 92 58400       54781.43 02FEB00        271.72      .00
0    20034 92  47900       19537.55 29JAN99        79.48      .00 0     20036 92 58400       20759.01 29JAN99        102.96      .00
0    20038 92  62500 40    20239.09 01FEB99       107.43      .00 0     20041 92 58400       21282.87 01FEB99        105.56      .00
0    20048 92  62500       69549.10 03FEB99       369.18      .00 0     20049 92 62500       69447.58 03FEB00        368.64      .00
0    20050 92  61600       50728.35 28APR00       265.40      .00 0     20051 92 47900       37992.78 03FEB99        154.56      .00
0    20052 92  47900       10609.89 04FEB99        43.16      .00 0     20053 92 60600        3043.54 04FEB00         15.66      .00
0    20054 92  61800        7115.12 04FEB99        37.35      .00 0     20055 92 58400        5599.02 05FEB99         27.77      .00
0    20056 92  60600       14351.68 05FEB99        73.87      .00 0     20058 92 58400 49     5317.35 05FEB99         26.37      .00
0    20060 92  60600       27685.56 08FEB99       142.49      .00 0     20062 92 61100       68666.86 07OCT99        356.33      .00
0    20067 92  47900       16481.62 14FEB00        67.05      .00 0     20068 92 60600       21287.18 09FEB00        109.56      .00
0    20073 92  60600       15202.74 11FEB00        78.25      .00 0     20075 92 60600        5570.77 10FEB99         28.67      .00
0    20076 92  47900        5300.08 11FEB99        21.56      .00 0     20077 93 58400       10437.85 09FEB00         51.77      .00
0    20080 92  60600       24694.82 14FEB00       127.10      .00 0     20089 92 60600 49    12450.27 16FEB99         64.08      .00
0    20093 92  60600 49    45472.59 16FEB99       234.04      .00 0     20096 92 60600 49    14885.33 16FEB99         76.61      .00
0    20106 92  47900 49   105921.82 17FEB00       430.91      .00 0     20107 92 62500       75241.59 17FEB99        399.40      .00
0    20108 92  62500       75241.60 17FEB99       399.40      .00 0     20114 92 58400       29474.10 19FEB99        146.19      .00
0    20116 92  60600 49    10615.54 19FEB99        54.64      .00 0     20118 92 60600 49    10116.05 22FEB00         52.07      .00
0    20120 92  60600 49     1312.21 19FEB99         6.75      .00 0     20124 99 60600 49    31687.49 22FEB99       1920.26      .00
0    20127 92  60600 49     7637.87 22FEB99        39.31      .00 0     20129 92 60600 49    17501.58 23FEB99         90.08      .00
0    20132 92  60600 49    27290.13 23FEB99       140.46      .00 0     20139 92 47900 49    15873.20 24FEB99         64.58      .00
0    20141 92  60600 49    76061.49 24FEB99       391.48      .00 0     20142 93 58400 49     9230.70 26NOV99         45.78      .00
0    20143 93  58400 49     9235.83 26NOV99        45.81      .00 0     20144 92 58400 49    12475.53 26NOV99         61.88      .00
0    20146 92  60600 49    31692.97 24FEB99       163.12      .00 0     20149 92 60600 49    13303.76 25FEB99         68.47      .00
0    20150 92  58400 49    69596.37 25FEB99       345.20      .00 0     20151 92 62500 49    16760.92 25FEB99         88.97      .00
0    20152 92  58400        1824.58 25FEB00         9.05      .00 0     20154 93 47900 49    49859.40 25FEB99        202.84      .00
0    20157 92  60600 49    13176.58 26FEB99        67.82      .00 0     20161 92 60600 49     1210.20 26FEB99          6.23      .00
0    20170 92  60600 49    10000.00 29FEBOO 1      51.47      .00 0     20172 93 47900 49     2720.72 01MAR99         11.07      .00
0    20173 92  62500 49    53555.45 02MAR00       284.28      .00 0     20174 92 62500 49     9094.71 07MAR00         48.28      .00
0    20175 92  60600 49    30305.09 03MAR00       155.98      .00 0     20176 92 60600 49    34759.96 01MAR99        178.90      .00
0    20177 92  60600 49    28189.46 01MAR99       145.09      .00 0     20178 92 60600 49    28189.46 01MAR99        145.09      .00
0    20180 92  60600 49    28582.98 01MAR99       147.11      .00 0     20181 92 60600 49    12969.88 01MAR99         66.75      .00
0    20184 92  60600 49   100999.47 03MAR00       519.83      .00 0     20189 92 60600 49    74158.39 03MAR99        381.68      .00
0    20190 92  60600 49    10000.00 03MAROO 1      51.47      .00 0     20191 92 60600 49    26577.67 03MAR99        136.79      .00
0    20192 92  60600 49    15000.00 07MAROO 1      77.20      .00 0     20193 92 47900 49    15223.92 03MAR99         61.93      .00
0    20195 92  62500 49    14508.02 03MAR99        77.01      .00 0     20197 92 47900 49    37216.63 03MAR99        151.41      .00
0    20200 92  62500 49     1178.18 04MAR99         6.25      .00 0     20201 92 62500 49    36175.13 04MAR99        192.03      .00
0    20202 92  62500 49    36175.13 04MAR99       192.03      .00 0     20203 92 62500 49     5721.56 04MAR99         30.37      .00
0    20205 92  62500 49    12399.73 04MAR99        65.82      .00 0     20206 92 62500 49    60045.29 05MAR99        318.73      .00
0    20208 99  62500 49    20662.97 08MAR00      1294.89      .00 0     20209 92 62500 49    20196.02 07MAR00        107.20      .00
0    20212 92  62500 49    22866.92 08MAR99       121.38      .00 0     20214 92 62500 49    41379.97 08MAR00        219.65      .00
0    20215 92  65800 49    22211.74 09MAR00       124.13      .00 0     20217 92 65800 49    10097.67 09MAR00         56.43      .00
0    20221 92  65800 49    33545.57 09MAR99       187.47      .00 0     20223 92 65800       35713.83 09MAR99        199.59      .00
0    20224 92  47900 49    10564.15 09MAR99        42.98      .00 0     20225 93 65800       80128.85 24APR00        447.80      .00
0    20226 92  64500 40    91154.83 09MAR00       499.35      .00 0     20227 92 60600 49    28336.00 10MAR99        145.84      .00
0    20228 92  60600 49     6381.34 10MAR00        32.84      .00 0     20231 93 65800        7942.21 14MAR00         44.38      .00
0    20232 92  65800 49    13764.05 11MAR99        76.92      .00 0     20233 92 65800 49    10097.83 13MAR00         56.43      .00
0    20235 92  65800 49    59493.92 11MAR99       332.48      .00 0     20236 93 65800       29426.53 12MAR99        164.45      .00

INST  75P BRANCH  50  SEQ-TYPE    15                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 157

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0   902212 11  27200           7.99 28APR00       .00         .00 0    902328 11 27200       15386.60 26APR00       .00          .00
0   902379 11  27200 86    31538.04 26APR00       .00         .00 0    902417 11 27200       12216.96 28APR00       .00          .00
0   902425 11  27200         889.28 28APR00       .00         .00 0    902433 11 27200       16558.60 29APR00       .00          .00
0   902441 11  27200        2927.29 28APR00       .00         .00 0    902468 11 27200        1442.30 10FEB00       .00          .00
0   902506 11  27200       19353.77 28APR00       .00         .00 0    902557 11 27200        3895.09 05APR00       .00          .00
0   902565 11  27200        6643.42 28APR00       .00         .00 0    902581 19 39300        7452.53 28APR00       .00          .00
0   902638 11  27200       32329.72 28APR00       .00         .00 0    902646 11 27200        1097.49 06MAR00       .00          .00
0   902654 11  27200        2328.04 30JUL99       .00         .00 0    902719 11 27200        4703.60 20APR00       .00          .00
0   902751 11  27200        2118.41 27APR00       .00         .00 0    902786 11 27200         551.00 28APR00       .00          .00
0   902808 11  27200         888.29 25APR00       .00         .00 0    902859 11 27200        1776.31 29APR00       .00          .00

INST  75P BRANCH  50  SEQ-TYPE    35                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 158

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 35  00000 38         .01 17MAY99          .00      .00 0       820 38 58300 38    71850.98 28APR00       355.77       .00
0     2094 38  63000       22345.36 23MAY97       119.56      .00 0      2349 34 58300       86086.47 23NOV90       426.26       .00
0     2457 38  58300       19251.10 20AUG98        95.32      .00 0      2492 38 60600        5000.00 08MAY92 1     25.73        .00
0     2499 38  60600        5000.00 08MAY92 1      25.73      .00 0      2584 38 61600       17807.44 23DEC93 1     93.16        .00
0     2595 30  52100       28157.94 12MAY94       124.60      .00 0      2613 38 58300       17634.17 20JUL94 1     87.32        .00
0     2687 30  60600        2931.79 12MAY97        15.09      .00 0      2727 34 58300       42588.M8 27MAY98       210.88       .00
0     2733 38  60600       17500.00 22NOV94 1      90.07      .00 0      2734 38 60600       17500.00 22NOV94 1     90.07        .00
0     2784 38  55900       18000.00 19DEC94 1      85.46      .00 0      2796 38 61600       36221.06 05JAN95 1     189.50       .00
0     2814 34  48800        4055.84 09JAN95        16.81      .00 0      2838 34 48800        1349.95 20JAN95       5.60         .00
0     2910 38  73700       98994.15 28APR00       619.65      .00 0      2911 38 73700      105423.43 28APR00       659.89       .00
0     2925 38  55000       27551.14 14MAR95       128.70      .00 0      3054 38 65300        6237.07 01MAY95       34.59        .00
0     3069 38  59200       65813.28 08MAY95 1     330.91      .00 0      3087 38 59700       33628.72 15MAY95       170.51       .00
0     3119 36  59200        4923.26 30MAY95        24.75      .00 0      3138 38 60600      100000.00 06JUN95 1     514.68       .00
0     3146 30  61600      107575.57 11JUN97       562.81      .00 0      3149 38 60600       20889.99 12JUN95       107.52       .00
0     3162 38  60200       62872.25 08SEP99       321.46      .00 0      3163 38 60200       64946.17 08SEP99       332.06       .00
0     3175 38  61600       11007.31 27JUN95 1      57.59      .00 0      3185 38 62500        6036.38 05JUL95       32.04        .00
0     3189 38  58300      100000.00 07JUL95 1     495.15      .00 0      3195 38 56900       59478.91 10JUL95       287.44       .00
0     3213 36  55900 38    23356.77 15NOV99       110.89      .00 0      3221 38 61600       60000.00 14JUL97 1     313.91       .00
0     3272 38  53500       25614.84 10AUG98       116.39      .00 0      3281 36 52100        7663.47 11AUG95       33.91        .00
0     3289 38  58300       23689.56 18AUG95       117.30      .00 0      3297 38 53500       26727.55 22AUG95       121.45       .00
0     3305 36  52100        5188.12 28AUG95        22.96      .00 0      3317 38 58300       51045.08 13SEP95 1     252.75       .00
0     3318 38  58300       51045.08 13SEP95 1     252.75      .00 0      3415 38 60600        8570.29 27OCT97       44.11        .00
0     3424 38  60600 38    26439.22 31OCT95       136.08      .00 0      3425 38 60600       50484.20 29OCT99       259.83       .00
0     3452 38  51200       34294.38 12NOV97       149.13      .00 0      3479 38 60600       13027.80 21NOV95       67.05        .00
0     3512 38  47800        8207.40 04DEC95        33.32      .00 0      3523 38 47800        6376.33 05DEC95       25.89        .00
0     3547 38  58700 38    94910.58 15DEC99       473.17      .00 0      3548 38 58700 38    91850.24 15DEC99       457.92       .00
0     3551 38  59200       25000.00 13DEC95 1     125.70      .00 0      3552 38 59200       25000.00 13DEC95 1     125.70       .00
0     3597 38  58700        8121.01 02JAN96        40.49      .00 0      3598 38 58700        8121.01 02JAN96       40.49        .00
0     3602 38  58700        9133.98 02JAN96        45.54      .00 0      3610 38 59200       85872.28 09JAN96       431.76       .00
0     3628 38  59200      102635.31 16JAN96       516.04      .00 0      3785 38 55900      110836.13 11MAR96       526.21       .00
0     3816 38  55000        2526.60 25MAR96        11.80      .00 0      3890 38 56900      100000.00 06MAY96 1     483.26       .00
0     3928 34  55000        1242.57 31MAY96         5.80      .00 0      3958 38 58300        6277.82 04JUN96       31.08        .00
0     3959 30  61600        6323.49 04JUN96        33.08      .00 0      3984 32 48800        2261.09 06JUN96       9.37         .00
0     4001 38  58300       62145.24 07JUN96 1     307.71      .00 0      4004 38 58300 38    21014.72 28APR00       104.05       .00
0     4008 38  58300       37633.32 10JUN96       186.34      .00 0      4021 38 61600       37895.84 11JUN96       198.26       .00
0     4117 38  55900        8668.14 08JUL96        41.15      .00 0      4126 38 58300       64159.38 09JUL96 1     317.69       .00
0     4138 38  60600 38    11354.40 09DEC99        58.44      .00 0      4154 38 58300 38    26589.39 20JAN00       131.66       .00
0     4155 38  61600 38    26863.68 09DEC99       140.54      .00 0      4167 38 58300       24692.51 19AUG96 1     122.27       .00
0     4177 38  60600 38     5437.63 10DEC99        27.99      .00 0      4199 38 60200       32500.00 30JUL96 1     166.17       .00
0     4204 34  52100       19691.41 02AUG96        87.13      .00 0      4223 38 60600       29000.00 12AUG96 1     149.26       .00
0     4226 30  58300       11586.80 14AUG97        57.37      .00 0      4235 34 52100        6595.24 15AUG96       29.18        .00
0     4239 38  60600 38    17472.14 09DEC99        89.93      .00 0      4254 38 55900       10003.07 08OCT96 1     47.49        .00
0     4262 38  60600 38     7606.34 10DEC99        39.15      .00 0      4312 34 52100       26169.92 31AUG99 1     115.80       .00
0     4334 34  54000 38    44704.61 15DEC99       205.03      .00 0      4338 34 52100       71914.16 01OCT98       318.22       .00
0     4354 34  49700       36255.03 08OCT96       153.04      .00 0      4363 34 63000 38     4012.54 20MAR00       21.47        .00
0     4367 38  60600       12389.58 17OCT96        63.77      .00 0      4377 38 63000        6864.30 25OCT96       36.73        .00
0     4381 38  64900       25121.89 25OCT96       138.47      .00 0      4382 38 64900       25121.89 25OCT96       138.47       .00
0     4383 38  64900       12560.98 25OCT96        69.24      .00 0      4384 38 64900       25121.89 25OCT96       138.47       .00
0     4385 38  64900       12560.98 25OCT96        69.24      .00 0      4386 38 64900       12560.98 25OCT96       69.24        .00
0     4387 38  64900       12560.98 25OCT96        69.24      .00 0      4388 38 64900       25121.89 25OCT96       138.47       .00
0     4389 38  64900       12560.98 25OCT96        69.24      .00 0      4390 38 64000       50263.11 03APR00       273.21       .00
0     4397 38  63000       10621.90 28OCT96        56.83      .00 0      4399 38 63000       31178.59 28OCT96       166.83       .00
0     4409 38  60600       11518.00 20JAN98        59.28      .00 0      4410 38 63000       12510.11 01NOV96       66.94        .00
0     4431 34  49700       23408.65 16MAY97        98.81      .00 0      4432 34 49700       67634.38 12NOV96       285.49       .00

INST  75P BRANCH  50  SEQ-TYPE    35                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 159

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0     4434 38  64000      100526.22 03APR00       546.42      .00 0      4436 38 63000        5500.00 14NOV96 1       29.43      .00
0     4439 34  48800       26921.80 15NOV96       111.58      .00 0      4445 38 63000        3106.00 18NOV96         16.62      .00
0     4448 34  48800      114761.59 19NOV96       475.65      .00 0      4452 38 60600        6729.19 19NOV96         34.63      .00
0     4453 38  63000       68333.63 19NOV96       365.63      .00 0      4454 38 63000 38     9612.04 10DEC99         51.43      .00
0     4472 38  63000       30991.31 02DEC96       165.82      .00 0      4474 38 63000       30991.31 02DEC96        165.82      .00
0     4477 38  63000       55784.41 02DEC96       298.48      .00 0      4478 38 63000       12396.53 02DEC96         66.33      .00
0     4482 34  48800       18946.61 03DEC96        78.53      .00 0      4484 38 60600        3688.09 03DEC96         18.98      .00
0     4488 38  63000       24784.55 04DEC96       132.61      .00 0      4497 38 63000        6194.51 05DEC96         33.14      .00
0     4517 38  60600        5891.16 13DEC96        30.32      .00 0      4519 38 60600        7363.94 13DEC96         37.90      .00
0     4541 38  60600        1223.88 30DEC96         6.30      .00 0      4542 34 48800       19668.50 31DEC96         81.52      .00
0     4543 38  60600        5626.98 02JAN97        28.96      .00 0      4544 38 60600        5626.98 02JAN97         28.96      .00
0     4548 38  59200        1834.43 03JAN97         9.22      .00 0      4557 38 60600       86631.11 07JAN97        445.88      .00
0     4599 38  60600 38    52955.02 24JAN97       272.55      .00 0      4602 38 60600       11517.41 20JAN98         59.28      .00
0     4610 38  60600       34655.12 13NOV97       178.36      .00 0      4623 38 60600       27001.62 28JAN97        138.97      .00
0     4639 38  60600       12185.70 07FEB97        62.72      .00 0      4640 38 60600        2435.19 30JAN97         12.53      .00
0     4651 38  60600 38    33733.51 01FEB99       173.62      .00 0      4652 38 60600       97342.63 03FEB97        501.01      .00
0     4726 38  60600       18185.20 25FEB97        93.60      .00 0      4728 38 60600       75150.78 25FEB97        386.79      .00
0     4734 38  60600        5512.41 27FEB97        28.37      .00 0      4880 38 60600        6013.63 14APR97         30.95      .00
0     4884 38  60600       35749.78 17APR97       184.00      .00 0      4917 38 63000       12092.20 25APR97         64.70      .00
0     4918 38  63000       12092.20 25APR97        64.70      .00 0      4919 38 63000       24184.34 25APR97        129.40      .00
0     4920 38  63000       24184.34 25APR97       129.40      .00 0      4921 38 63000       24184.34 25APR97        129.40      .00
0     4922 38  63000       24184.34 25APR97       129.40      .00 0      4923 38 63000       24184.34 25APR97        129.40      .00
0     4924 38  63000       24184.34 25APR97       129.40      .00 0      4931 38 60600       17993.04 30APR97         92.61      .00
0     4942 38  60600       39000.00 05JUN97 1     200.73      .00 0      4943 38 60600       53000.00 05JUN97 1      272.78      .00
0     4945 38  60600        7191.22 05MAY97        37.01      .00 0      4956 38 60600       29948.56 08MAY97        154.14      .00
0     4957 38  60600       29948.56 08MAY97       154.14      .00 0      4958 38 60600       23954.84 09MAY97        123.29      .00
0     4995 38  61600       47898.57 28MAY97       250.59      .00 0      5004 38 61600       50000.00 30MAY97 1      261.59      .00
0     5029 38  62500      116282.97 08DEC97       617.26      .00 0      5041 38 61600        7830.83 11JUN97         40.97      .00
0     5043 38  61600       11942.37 13JUN97        62.48      .00 0      5044 38 60600        5954.01 13JUN97         30.64      .00
0     5054 38  61600       95389.95 16JUN97       499.06      .00 0      5055 38 61600       14652.25 16JUN97         76.66      .00
0     5056 38  61600        8525.63 18JUN97        44.60      .00 0      5060 38 61600        7158.13 19JUN97         37.45      .00
0     5064 38  61600       10000.00 20JUN97 1      52.32      .00 0      5067 38 61600       17892.40 20JUN97         93.61      .00
0     5073 38  61600        3523.01 23JUN97        18.43      .00 0      5082 38 61600       11914.17 27JUN97         62.33      .00
0     5091 38  61600 38    59843.66 30JUN97       313.09      .00 0      5095 38 61600      102392.85 01JUL97        535.70      .00
0     5099 38  63000 38    35731.92 13JUL99       191.19      .00 0      5100 38 63000 38    83092.80 13JUL99        444.60      .00
0     5102 38  61600        5000.00 03JUL97 1      26.16      .00 0      5128 38 61600       15658.95 11JUL97         81.92      .00
0     5131 38  63000      105420.35 26JUL99       564.07      .00 0      5140 38 63000      105420.35 26JUL99        564.07      .00
0     5150 38  61600       28019.24 17JUL97       146.59      .00 0      5152 38 61600       18454.71 17JUL97         96.55      .00
0     5164 38  61600        9031.50 21JUL97        47.25      .00 0      5165 38 62600       97634.23 22JUL97        519.09      .00
0     5201 38  61600       67901.61 29JUL97 1     355.25      .00 0      5212 38 61600        7365.15 30JUL97         38.53      .00
0     5215 38  61600        2369.62 30JUL97        12.40      .00 0      5226 38 61600       35532.10 01AUG97        185.90      .00
0     5240 38  61600       35612.36 04AUG97       186.32      .00 0      5247 38 61600        4344.94 05AUG97         22.73      .00
0     5248 38  55900 38   122763.17 05AUG97       582.84      .00 0      5253 38 58300        7088.78 07AUG97         35.10      .00
0     5255 38  58300 38    56725.06 07AUG97       280.87      .00 0      5271 38 58300        2585.74 15AUG97         12.80      .00
0     5278 38  58300        2684.79 19AUG97        13.29      .00 0      5287 38 58300       10000.00 25AUG97 1       49.52      .00
0     5294 38  58300       13575.64 29AUG97        67.22      .00 0      5295 38 58300       10184.11 29AUG97         50.43      .00
0     5296 38  58300       10184.11 29AUG97        50.43      .00 0      5299 38 58300       11684.84 29AUG97         57.86      .00
0     5303 38  58300 38    79356.42 09FEB99       392.93      .00 0      5304 38 58300 38    17761.17 02SEP97         87.94      .00
0     5311 38  58300       41000.00 08SEP97 1     203.01      .00 0      5325 38 60600       10546.03 18SEP97         54.28      .00
0     5327 38  60600       52053.19 01SEP99       267.91      .00 0      5328 38 60600       52053.19 01SEP99        267.91      .00
0     5335 38  61600       58692.84 23SEP97       307.07      .00 0      5345 38 60600        7022.53 25SEP97         36.14      .00
0     5352 38  61600       33576.66 08SEP99       175.67      .00 0      5353 38 61600       33576.66 08SEP99        175.67      .00
0     5359 38  61100        2828.63 21JUN99        14.68      .00 0      5379 38 60600      100000.00 02AUG99 1      514.68      .00
0     5386 38  60600       23058.98 27JAN98       118.68      .00 0      5387 38 60600        7309.81 09OCT97         37.62      .00

INST  75P BRANCH  50  SEQ-TYPE    35                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 160

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0     5388 38  60600       88795.49 10OCT97       457.02      .00 0      5398 38 60600       93338.80 14OCT97        480.40      .00
0     5413 38  60600      100000.00 17OCT97 1     514.68      .00 0      5419 38 60600       40000.00 17OCT97 1      205.87      .00
0     5426 38  60600        5827.85 20OCT97        30.00      .00 0      5427 38 60600        5827.85 20OCT97         30.00      .00
0     5429 38  60600        3496.74 20OCT97        18.00      .00 0      5442 38 60600        5825.92 22OCT97         29.99      .00
0     5443 38  60600       18703.40 22OCT97        96.26      .00 0      5448 38 61100 38    72571.50 30DEC97        376.60      .00
0     5450 38  60600       22333.87 23OCT97       114.95      .00 0      5465 38 60600      100000.00 18AUG99 1      514.68      .00
0     5491 38  60600      100000.00 06NOV97 1     514.68      .00 0      5496 38 60600      107340.57 10MAR99        552.47      .00
0     5502 38  60600       11609.36 13NOV97        59.75      .00 0      5507 38 60600        2321.48 14NOV97         11.95      .00
0     5518 38  60600        1159.79 19NOV97         5.97      .00 0      5519 38 60600        1159.79 19NOV97          5.97      .00
0     5520 38  60600        1159.79 19NOV97         5.97      .00 0      5521 38 60600        1159.79 19NOV97          5.97      .00
0     5522 38  60600        1159.79 19NOV97         5.97      .00 0      5523 38 60600        1159.79 19NOV97          5.97      .00
0     5524 38  60600        1159.79 19NOV97         5.97      .00 0      5525 38 60600        1159.79 19NOV97          5.97      .00
0     5526 38  60600        1159.79 19NOV97         5.97      .00 0      5527 38 60600        1159.79 19NOV97          5.97      .00
0     5528 38  61600       81369.57 20NOV97       425.71      .00 0      5529 38 61600       81369.57 20NOV97        425.71      .00
0     5537 38  60600       29869.79 21NOV97       153.74      .00 0      5538 38 60600 38    29135.32 29MAR99        149.96      .00
0     5542 38  60600       28970.51 24NOV97       149.11      .00 0      5545 38 60600      100000.00 18OCT99 1      514.68      .00
0     5549 38  60600       54022.47 28NOV97       278.05      .00 0      5568 38 60600       23137.94 04DEC97        119.09      .00
0     5570 38  60600       22555.75 05DEC97       116.09      .00 0      5577 38 60600       94554.84 08DEC97        486.66      .00
0     5582 38  60600       10001.71 08DEC97 1      51.48      .00 0      5586 38 60600        2889.85 14DEC98         14.87      .00
0     5599 38  60600       28884.06 12DEC97       148.66      .00 0      5602 38 60600      100000.00 15DEC97 1      514.68      .00
0     5605 38  60600        8082.16 16DEC97        41.60      .00 0      5620 38 60600       15539.78 22DEC97         79.98      .00
0     5624 38  60200       47705.82 08SEP99       243.91      .00 0      5626 38 60600       11530.63 01MAR99         59.35      .00
0     5627 38  60600       37161.51 23DEC97       191.26      .00 0      5628 38 60600        4530.16 23DEC97         23.32      .00
0     5632 38  59200       26063.30 30DEC97       131.04      .00 0      5639 38 58300        2288.95 06JAN98         11.33      .00
0     5643 38  58300        4577.17 07JAN98        22.66      .00 0      5644 38 58300       11442.93 07JAN98         56.66      .00
0     5646 38  58300        2288.21 08JAN98        11.33      .00 0      5659 38 58300       28575.38 14JAN98        141.49      .00
0     5665 38  58300       58006.14 15JAN98        28722      .00 0      5667 38 58300        7998.55 16JAN98         39.60      .00
0     5668 38  58300        3427.97 16JAN98        16.97      .00 0      5701 38 55900        2247.51 31MAR98         10.67      .00
0     5712 38  56400        1123.54 07APR98         5.38      .00 0      5713 38 56400        1123.54 07APR98          5.38      .00
0     5717 38  55900        2132.22 08APR98        10.12      .00 0      5718 38 55900        1124.46 08APR98          5.34      .00
0     5755 38  55900       16797.27 22APR98        79.75      .00 0      5777 38 55900       36705.60 01MAY98        174.27      .00
0     5806 38  59700        2248.39 15MAY98        11.40      .00 0      5812 34 58300       40000.00 30NOV98 1      198.06      .00
0     5818 34  58300       28028.45 15MAY98       138.18      .00 0      5819 38 59200       28077.90 15MAY98        141.17      .00
0     5827 38  59200       14000.00 01DEC99 1      70.39      .00 0      5843 38 59200        2244.77 19MAY98         11.29      .00
0     5863 34  58300       30241.75 21MAY98       149.74      .00 0      5866 38 59700       28076.77 21MAY98        142.36      .00
0     5870 38  59700       42487.81 22MAY98       215.43      .00 0      5872 34 58300       83991.42 22MAY98        415.88      .00
0     5874 38  59700        1722.57 22MAY98         8.73      .00 0      5879 38 59200        5604.84 27MAY98         28.18      .00
0     5883 34  58300      100000.00 27MAY98 1     495.15      .00 0      5884 38 59700       22440.22 27MAY98        113.78      .00
0     5911 38  58300       80464.53 04JUN98       398.42      .00 0      5914 38 58300       44695.35 05JUN98        221.31      .00
0     5922 38  58300       14512.08 11JUN98        71.86      .00 0      5945 38 56900       17780.68 23JUN98         85.93      .00
0     5951 38  58300       37342.91 25JUN98       184.90      .00 0      5952 38 58300       37342.91 25JUN98        184.90      .00
0     6080 34  55000       77190.93 21JUL98       360.58      .00 0      6081 38 56900       22129.03 21JUL98        106.94      .00
0     6082 38  56900       22129.00 21JUL98       106.94      .00 0      6092 38 55900       27505.80 30JUL98        130.59      .00
0     6108 38  55900       45105.69 25AUG98       214.15      .00 0      6111 38 55900        4198.36 27AUG98         19.93      .00
0     6117 38  53500        2182.63 04SEP98         9.92      .00 0      6122 34 52100       34831.59 14SEP98        154.13      .00
0     6126 38  55900 38    10942.20 31OCT98        51.95      .00 0      6137 38 55900        1138.79 28SEP98          5.41      .00
0     6139 34  52100       10862.66 29DEC99        48.07      .00 0      6141 38 53500       14149.33 30SEP98         64.29      .00
0     6142 38  53500       23945.03 30SEP98       108.80      .00 0      6149 38 51200 38     9875.48 15DEC99         42.94      .00
0     6166 38  52100      108198.12 26OCT98       478.77      .00 0      6171 38 51200       22933.53 29OCT98         99.73      .00
0     6179 38  51400        4337.18 18MAY99        18.93      .00 0      6180 34 49700        7750.47 06NOV98         32.72      .00
0     6182 38  65800       55534.52 10NOV98       310.35      .00 0      6194 34 48800       10732.97 18NOV98         44.68      .00
0     6200 38  48800       45748.72 20NOV98       189.61      .00 0      6205 38 47800        2140.98 27NOV98          8.69      .00
0     6206 38  47800        2140.98 27NOV98         8.69      .00

INST  75P BRANCH  50  SEQ-TYPE    45                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 161

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0     2601 44  60000       99000.00 27MAY94 1     504.49      .00 0      3438 45 52500       99000.00 02NOV95 1      441.43      .00
0     3459 45  63000       99000.00 13NOV95 1     529.72      .00 0      3529 47 60500       99000.00 06DEC95 1      508.70      .00
0     3538 45  62500       99000.00 07DEC95 1     525.51      .00 0      3550 45 62500       99000.00 07DEC95 1      525.51      .00
0     3737 47  57500       99000.00 29FEB96 1     483.47      .00

INST  75P BRANCH  50  SEQ-TYPE    75                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 162

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 71  00000 38         .01 17MAY99          .00     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 165

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20237 92  64900 49    13707.90 14MAR00        75.56      .00 0     20238 92 65800 49    23288.84 12MAR99        130.15     .00
0    20239 93  65800       35316.47 13MAR00       197.37      .00 0     20240 92 65800 49    43726.16 17MAR00        244.36     .00
0    20241 92  60600 49    30000.39 16MAR99       154.41      .00 0     20249 92 65800 49    64982.86 20MAR00 1      363.16     .00
0    20250 92  65800 49     5595.35 17MAR00        31.27      .00 0     20251 92 60600 49     2113.92 17MAR99         10.88     .00
0    20255 93  65800 49    10834.29 17MAR99        60.55      .00 0     20256 92 60600 49     7087.29 18MAR99         36.48     .00
0    20258 93  65800       24716.32 18MAR99       138.13      .00 0     20260 92 47900 49    12683.73 18MAR99         51.60     .00
0    20261 92  65800 49    20390.69 20MAR00       113.95      .00 0     20267 92 64400 49    90080.28 19MAR99        492.70     .00
0    20269 92  47900 49     7681.53 19MAR99        31.25      .00 0     20270 92 47900 49     7681.53 19MAR99         31.25     .00
0    20271 92  47900 49     7681.52 19MAR99        31.25      .00 0     20273 93 65800 49    14136.56 19MAR99         79.00     .00
0    20274 92  65800 49    13910.08 22MAR99        77.74      .00 0     20278 92 47900 49    74566.99 23MAR00 1      303.35     .00
0    20280 92  47900 49    14250.88 22MAR99        57.98      .00 0     20287 92 47900 49    10546.19 22MAR99         42.90     .00
0    20290 92  65800 49    16050.96 07APR00        89.70      .00 0     20291 92 62500 49     8267.23 23MAR99         43.88     .00
0    20293 92  65800 49     1846.08 25MAR99        10.32      .00 0     20298 93 65800       12051.72 19APR00         67.35     .00
0    20299 93  65800       11070.66 27MAR00        61.87      .00 0     20300 92 64400 49    22164.17 26MAR99        121.23     .00
0    20301 93  65800 49    32099.56 26MAR99       179.39      .00 0     20302 92 64400 49     4614.74 26MAR99         25.24     .00
0    20304 92  60600 49     2110.74 26MAR99        10.86      .00 0     20307 92 66300 49    32933.10 26MAR99        185.44     .00
0    20308 92  66300 49    32933.10 26MAR99       185.44      .00 0     20309 92 60600 49     2110.74 26MAR99         10.86     .00
0    20311 93  65800       10794.86 08JUL99 1      60.33      .00 0     20313 92 47900 49    10536.50 29MAR99         42.86     .00
0    20314 93  65800 49    20309.45 29MAR99       113.50      .00 0     20319 92 65800 49    10050.89 06APR00         56.17     .00
0    20320 92  65800 49    71008.01 30MAR00       396.83      .00 0     20321 92 47900 49     2106.74 31MAR99          8.57     .00
0    20322 92  47900 49     2106.74 31MAR99         8.57      .00 0     20323 92 64400 49    37111.79 31MAR99        202.99     .00
0    20325 92  64400 49    19120.55 31MAR99       104.58      .00 0     20327 92 65800 49     7470.24 03APR00         41.75     .00
0    20330 92  64400 49    26621.57 05APR00       145.61      .00 0     20331 92 64400 49    30137.62 05APR00        164.84     .00
0    20333 92  64400 49    10539.17 05APR99        57.64      .00 0     20334 92 66300 49    22103.81 06APR00        124.47     .00
0    20335 93  67700 49    11457.25 05APR00        65.88      .00 0     20336 93 67700 49    10943.47 05APR99         62.92     .00
0    20339 92  60600 69     4330.00 08APR99        22.29      .00 0     20340 92 64400 49    25450.00 18APR00 1      139.20     .00
0    20341 92  64400 49     2367.52 08APR99        12.95      .00 0     20343 92 64400 49     2367.52 08APR99         12.95     .00
0    20345 92  64400 49    84254.25 09APR99       460.84      .00 0     20346 92 65600 49    12123.16 09APR99         67.54     .00
0    20347 92  47900 49    96300.19 09APR99       391.77      .00 0     20348 92 64400 49     7026.55 11APR00         38.43     .00
0    20350 93  67700 49     3636.42 09APR99        20.91      .00 0     20352 92 64400 49    10039.25 14APR00         54.91     .00
0    20354 93  67700 49    90317.17 12APR00       519.31      .00 0     20355 92 66300 49     2105.46 12APR99         11.86     .00
0    20356 92  66300 49     2105.46 12APR99        11.86      .00 0     20359 92 64400 49    37124.04 12APR00        203.05     .00
0    20361 92  64400 49    72237.32 14APR99       395.11      .00 0     20362 92 66300 49     3137.08 13APR00         17.66     .00
0    20363 92  66300 49     3137.08 13APR00        17.66      .00 0     20366 92 66300 49    13794.01 14APR99         77.67     .00
0    20367 92  66300 49    13794.01 14APR99        77.67      .00 0     20368 92 47900 49     2439.80 14APR99          9.93     .00
0    20372 92  47900        1051.44 14APR99         4.28      .00 0     20373 92 64400 49    31567.60 14APR99        172.66     .00
0    20375 92  47900 49     2338.26 15APR99         9.51      .00 0     20378 92 65800 49    11332.73 19APR00 1       72.22*    .00
0    20379 92  64400 49    50133.62 19APR00       274.21      .00 0     20382 92 47900 49    13211.15 19APR99         53.75     .00
0    20385 92  64400 49    60127.04 19APR00       328.87      .00 0     20386 92 64400 49    23356.27 20APR99        127.75     .00
0    20387 92  64400 49    23356.27 20APR99       127.75      .00 0     20388 93 65800 49    11873.53 26NOV99         66.36     .00
0    20390 92  66300 49    91069.11 20APR99       512.81      .00 0     20395 92 66300 49     1101.97 24APR00          6.21     .00
0    20396 92  64400 49     3898.99 24NOV99        21.33      .00 0     20397 92 64400 49     1465.54 24N0V99          8.02     .00
0    20398 92  64400 49   105518.38 21APR99       577.14      .00 0     20401 92 66300 49    58209.48 21APR99        327.78     .00
0    20402 92  47900 49     5570.62 22APR99        22.66      .00 0     20403 92 64400 49    30105.35 25APR00        164.66     .00
0    20404 92  64400 49    10507.73 22APR99        57.47      .00 0     20406 99 64400 49    59526.94 26APR99       3844.04     .00
0    20407 92  64400 49    11462.82 23APR99        62.70      .00 0     20408 92 66300 49    15070.94 25APR00         84.86     .00
0    20411 92  66300 49    12715.93 23APR99        71.60      .00 0     20412 92 64400 49    52501.52 26APR99        287.16     .00
0    20415 92  64400 49     8792.22 26APR99        48.09      .00 0     20419 92 47900 49     2338.58 27APR99          9.51     .00
0    20422 92  47900 49    26233.42 29APR99       106.72      .00 0     20423 92 47900 49    10493.79 29APR99         42.69     .00
0    20424 92  47900 49    23529.28 29APR99        95.72      .00 0     20425 92 47900 49    23529.28 29APR99         95.72     .00
0    20426 92  47900 49    23529.28 29APR99        95.72      .00 0     20627 92 47900 49    23529.28 29APR99         95.72     .00
0    20428 92  47900 49     1299.71 29APR99         5.29      .00 0     20429 92 47900 49     4202.19 29APR99         17.10     .00
0    20430 92  47900 49     3429.72 29APR99        13.95      .00 0     20431 92 47900 49     5246.22 30APR99         21.34     .00
0    20435 92  47900 49    10488.29 03MAY99        42.67      .00 0     20443 92 47900 49     5607.24 06MAY99         22.81     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 166

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20444 92  47900 49    12071.59 07MAY99        49.11      .00 0     20447 92 47900 49     6457.44 04MAY99         26.27     .00
0    20449 92  47900 49    63388.90 07MAY99       257.88      .00 0     20450 92 47900 49    10482.82 07MAY99         42.65     .00
0    20456 92  47900 49     4805.43 10MAY99        19.55      .00 0     20457 92 47900 49    11762.72 10MAY99         47.85     .00
0    20458 92  47900 49    30668.61 10MAY99       124.77      .00 0     20461 92 47900 49     6365.48 10MAY99         25.90     .00
0    20463 99  47900 49    35025.73 10MAY99      1686.93      .00 0     20464 92 47900 49     3594.14 11MAY99         14.62     .00
0    20465 92  47900 49     3999.85 11MAY99        16.27      .00 0     20467 92 47900 49     4691.50 17MAY99         19.09     .00
0    20468 92  47900 49     2468.90 17MAY99        10.04      .00 0     20469 92 49800 49     7464.33 12MAY99         31.57     .00
0    20472 92  49800 49    31481.45 13MAY99       133.15      .00 0     20473 92 47900 49     2984.38 13MAY99         12.14     .00
0    20475 92  49800 49    20987.64 13MAY99        88.77      .00 0     20476 92 49800 49    23713.67 13MAY99        100.30     .00
0    20477 92  49800 49    17142.48 13MAR00        72.51      .00 0     20478 92 49800 49    14252.06 13MAY99         60.28     .00
0    20479 92  49800 49     2096.76 20MAY99         8.87      .00 0     20480 92 49800 49     2095.96 20MAY99          8.87     .00
0    20481 92  49800 49    39324.37 20MAY99       166.33      .00 0     20482 92 49800 49    39286.90 20MAY99        166.17     .00
0    20484 92  49800 49    62954.33 14MAY99       266.27      .00 0     20485 92 49800 49    59581.15 14MAY99        252.00     .00
0    20486 92  47900 49     5236.60 14MAY99        21.30      .00 0     20487 92 49800 49    10492.38 14MAY99         44.38     .00
0    20488 92  47900 49     2221.49 14MAY99         9.04      .00 0     20489 92 49800 49    73446.70 14MAY99        310.65     .00
0    20492 92  49800 49    52440.52 17MAY99       221.80      .00 0     20493 92 49800 49    18878.59 17MAY99         79.85     .00
0    20494 92  47900 49    87424.41 17MAY99       355.66      .00 0     20495 92 49800 49    26220.26 17MAY99        110.90     .00
0    20496 92  49800 49    25364.31 17MAY99       107.28      .00 0     20498 92 47900 49    12583.59 17MAY99         51.19     .00
0    20499 92  47900 49    26793.14 17MAY99       109.00      .00 0     20500 92 49800 49    12523.67 17MAY99         52.97     .00
0    20503 92  49800 49    23750.31 18MAY99       100.45      .00 0     20504 92 49800 49    21269.42 18MAY99         89.96     .00
0    20507 92  49800 49    55734.11 19MAY99       235.73      .00 0     20508 92 49800 49    14384.84 19MAY99         60.84     .00
0    20509 92  49800 49    94114.39 19MAY99       398.07      .00 0     20514 92 49800 49    14885.71 09DEC99 1       62.96     .00
0    20516 92  49800 49    10483.83 20MAY99        44.34      .00 0     20518 92 49800 49   100000.00 20MAY99 1      422.96     .00
0    20519 92  49800 49    14090.45 20MAY99        59.60      .00 0     20520 92 49800 49    11676.54 21MAY99         49.39     .00
0    20521 92  49800 49    11118.82 21MAY99        47.03      .00 0     20522 92 47900 49     5330.46 21MAY99         21.69     .00
0    20523 92  49800 49    28961.23 28SEP99       122.49      .00 0     20524 92 49800 49    66972.14 21MAY99        283.26     .00
0    20527 92  49800 49    25982.97 24MAY99       109.90      .00 0     20528 92 49800 49    10478.11 24MAY99         44.32     .00
0    20529 92  49800 49     9998.03 24MAY99        42.29      .00 0     20530 92 49800 49    17039.66 24MAY99         72.07     .00
0    20531 92  49800 49    61975.79 24MAY99       262.13      .00 0     20532 92 49800 49    52390.55 24MAY99        221.59     .00
0    20533 92  49800 49    52390.55 24MAY99       221.59      .00 0     20534 92 49800 49    52390.55 24MAY99        221.59     .00
0    20535 92  49800 49    11090.69 25MAY99        46.91      .00 0     20536 92 49800 49   104845.41 25MAY99        443.45     .00
0    20537 92  49800 49    16555.42 25MAY99        70.02      .00 0     20538 92 47900 49     8701.54 25MAY99         35.40     .00
0    20539 92  49800 49    33448.60 25MAY99       141.47      .00 0     20540 92 49800 49    85718.05 25MAY99        362.55     .00
0    20542 92  49800 49    63437.26 25MAY99       268.31      .00 0     20543 92 49800 49    43269.95 26MAY99        183.01     .00
0    20545 92  49800 49    10532.68 26MAY99        44.55      .00 0     20546 92 47900 49     3456.78 26MAY99         14.06     .00
0    20547 92  49800 49    18441.10 27MAY99        78.00      .00 0     20548 92 47900 49     1217.03 27MAY99          4.95     .00
0    20549 92  49800 49    10473.83 27MAY99        44.30      .00 0     20550 92 49800 49   129715.36 28MAY99        548.64     .00
0    20551 92  47900 49     2360.09 28MAY99         9.60      .00 0     20552 92 49800 49    11106.54 28MAY99         46.98     .00
0    20553 92  49800 49    10472.40 28MAY99        44.29      .00 0     20554 92 49800       15686.76 28MAY99         66.35     .00
0    20555 92  49800 49    10472.40 28MAY99        44.29      .00 0     20556 92 49800 49    48408.07 28MAY99        204.75     .00
0    20557 92  49800 49    11284.01 28MAY99        47.73      .00 0     20558 92 47900 49     1045.41 28MAY99          4.25     .00
0    20559 92  49800 49    17719.00 01JUN99        74.94      .00 0     20560 92 49800 49    34932.00 01JUN99        147.75     .00
0    20561 92  47900 49     6462.92 01JUN99        26.29      .00 0     20562 92 49800 49    19025.17 01JUN99         80.47     .00
0    20565 92  49800 49    28682.12 02JUN99       121.31      .00 0     20566 92 47900 49     2224.22 02JUN99          9.05     .00
0    20567 92  47900 49     2224.22 02JUN99         9.05      .00 0     20568 92 49800 49    11103.88 02JUN99         46.96     .00
0    20569 92  47900 49     2222.24 02JUN99         9.04      .00 0     20570 92 49800 49    27793.42 03JUN99        117.55     .00
0    20571 92  49800 49    18205.11 03JUN99        77.00      .00 0     20575 92 49800 49    36658.45 04JUN99        155.05     .00
0    20576 92  49800 49    62448.54 04JUN99       264.13      .00 0     20577 92 51400 49    50000.00 04JUN99 1      218.27     .00
0    20578 92  49800 49    19878.58 04JUN99        84.08      .00 0     20579 92 49800 49    21447.95 04JUN99         90.72     .00
0    20580 92  49800 49    15614.92 20OCT99        66.04      .00 0     20581 92 49800 49    14156.16 04JUN99         59.87     .00
0    20582 92  51400 49    75064.18 07JUN99       327.69      .00 0     20583 92 49800 49    10000.00 07JUN99 1       42.30     .00
0    20584 92  49800 49    54381.09 07JUN99       230.01      .00 0     20585 92 49800 49    26145.37 07JUN99        110.58     .00
0    20586 92  49800 49    29282.83 07JUN99       123.85      .00 0     20587 92 49800 49    16296.67 08JUL99 1       68.93     .00
0    20588 92  49800 49    24687.07 07JUN99       104.42      .00 0     20589 92 49800 49     4439.84 07JUN99         18.78     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 167

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20590 92  47900 49     2655.53 07JUN99        10.80      .00 0     20591 92 49800 49    28261.85 07JUN99        119.54     .00
0    20592 92  49800 49    19103.44 07JUN99        80.80      .00 0     20593 92 49800 49    10456.72 08JUN99         44.23     .00
0    20594 92  49800 49    16535.75 08JUN99        69.94      .00 0     20595 92 47900 49     1139.18 10JUN99          4.63     .00
0    20596 92  47900 49     7957.10 08JUN99        32.37      .00 0     20597 92 49800 49    23649.69 08JUN99        100.03     .00
0    20598 92  49800 49    20913.46 08JUN99        88.46      .00 0     20599 92 49800 49    26333.61 08JUN99        111.38     .00
0    20600 92  49800 49    34912.82 08JUN99       147.67      .00 0     20601 92 49800 49    34912.82 08JUN99        147.67     .00
0    20602 92  49800 49    34912.82 08JUN99       147.67      .00 0     20603 92 49800 49    12338.28 08JUN99         52.19     .00
0    20604 92  49800 49    83653.81 08JUN99       353.82      .00 0     20606 92 49800 49    24673.71 09JUN99        104.36     .00
0    20607 92  49800 49    11141.08 09JUN99        47.12      .00 0     20608 92 49800 49    86800.68 09JUN99        367.13     .00
0    20610 92  49800 49    30829.63 09JUN99       130.40      .00 0     20611 92 49800 49    11099.95 09JUN99         46.95     .00
0    20613 92  49800 49    20907.75 10JUN99        88.43      .00 0     20614 92 49800 49    47032.02 10JUN99        198.93     .00
0    20615 92  49800 49     5311.56 10JUN99        22.47      .00 0     20617 92 49800       13175.02 10JUN99         55.72     .00
0    20619 92  50200 49    53128.53 10JUN99       226.52      .00 0     20620 92 51300 49     8166.03 11JUN99         35.58     .00
0    20621 92  49800 49    10452.46 11JUN99        44.21      .00 0     20623 92 49800 49    27490.99 11JUN99        116.28     .00
0    20624 92  49800 49    10448.19 14JUN99        44.19      .00 0     20625 92 49800 49    73337.96 14JUN99        310.19     .00
0    20626 92  51400 49    35364.50 14JUN99       154.38      .00 0     20627 92 49800 49    14722.71 14MAR00         62.27     .00
0    20628 92  49800 49    23055.46 14JUN99        97.52      .00 0     20629 92 49800 49    20896.39 14JUN99         88.38     .00
0    20630 92  49800 49    20023.70 14JUN99        84.69      .00 0     20635 92 49800 49    21357.71 13MAR00         90.33     .00
0    20636 92  47900 49     6387.31 14JUN99        25.98      .00 0     20637 92 49800 49    19518.70 15JUN99         82.56     .00
0    20638 92  49800 49    82139.44 15JUN99       347.42      .00 0     20639 92 49800 49    13177.15 15JUN99         55.73     .00
0    20640 92  49800 49    62559.48 15JUN99       264.60      .00 0     20641 92 49800 49    22270.90 15JUN99         94.20     .00
0    20643 92  49800 49    16643.76 15JUN99        70.40      .00 0     20644 92 49800 49    92464.07 16JUN99        391.09     .00
0    20645 92  49800 49    15668.01 16JUN99        66.27      .00 0     20646 92 49800 49    11689.89 16JUN99          4944     .00
0    20647 92  49800 49    80989.78 16JUN99       342.55      .00 0     20648 92 49800 49    51047.48 13DEC99        215.91     .00
0    20649 92  51400 49     3978.33 17JUN99        17.37      .00 0     20650 92 51400 49    34996.05 17JUN99        152.77     .00
0    20651 92  51400 49    96966.28 17JUN99       423.30      .00 0     20652 92 51400 49    12933.28 17JUN99         56.46     .00
0    20657 92  51400 49    10611.22 17JUN99        46.32      .00 0     20658 92 51400 49    14112.60 17JUN99         61.61     .00
0    20659 92  51400 49    31375.44 17JUN99       136.97      .00 0     20661 92 51400 49    18721.44 17JUN99         81.73     .00
0    20662 92  51400 49    29621.43 17JUN99       129.31      .00 0     20663 92 51400        5228.50 18JUN99         22.82     .00
0    20664 92  51400 49     6274.21 18JUN99        27.39      .00 0     20665 92 51400 49    24751.42 18JUN99        108.05     .00
0    20666 92  51400        2227.49 18JUN99         9.72      .00 0     20667 92 51400 49    98000.00 18JUN99 1      427.82     .00
0    20668 92  51400 49     2612.00 18JUN99        11.40      .00 0     20669 92 51400 49     6924.45 18JUN99         30.23     .00
0    20670 92  51400 49     9418.67 18JUN99        41.12      .00 0     20672 92 51400 49    15507.69 18JUN99         67.70     .00
0    20674 92  51400 49    11144.54 18JUN99        48.65      .00 0     20675 92 51400 49    11144.54 18JUN99         48.65     .00
0    20676 92  51400 49    11144.54 18JUN99        48.65      .00 0     20677 92 51400 49    11144.54 18JUN99         48.65     .00
0    20678 92  51400 49     3137.11 18JUN99        13.69      .00 0     20679 92 51400 49    12707.74 18JUN99         55.48     .00
0    20680 92  51400 49    10661.19 21JUN99        46.54      .00 0     20682 92 51400 49    33414.21 21JUN99        145.87     .00
0    20683 92  51400 49    18814.68 21JUN99        82.14      .00 0     20684 92 51400 49    49000.00 21JUN99 1      213.91     .00
0    20685 92  51400 49     4378.76 21JUN99        19.12      .00 0     20686 92 51400 49     5304.72 21JUN99         23.16     .00
0    20687 92  51400 49    20905.19 21JUN99        91.26      .00 0     20688 92 51400 49    83620.82 21JUN99        365.04     .00
0    20691 92  51400 49     1139.03 22JUN99         4.97      .00 0     20692 92 51400 49    19255.10 22JUN99         84.06     .00
0    20693 92  51400 49    33974.68 22JUN99       148.32      .00 0     20694 92 51400 49    12250.15 22JUN99         53.48     .00
0    20695 92  51400 49     6926.84 22JUN99        30.24      .00 0     20696 92 51400 49     3340.93 22JUN99         14.58     .00
0    20698 92  51400 49    34810.16 23JUN99       151.96      .00 0     20700 92 51400 49    14629.52 23JUN99         63.86     .00
0    20701 92  51400 49    30000.00 23JUN99 1     130.96      .00 0     20702 92 51400 49    23595.60 23JUN99        103.01     .00
0    20703 92  51400 49    16705.07 23JUN99        72.93      .00 0     20704 92 51400 49     2915.58 23JUN99         12.73     .00
0    20707 92  51400 49    18809.41 23JUN99        82.11      .00 0     20712 92 51400 49     8784.87 21MAR00         38.35     .00
0    20713 92  51400 49     2229.43 23JUN99         9.73      .00 0     20714 92 51400 49     2229.43 23JUN99          9.73      00
0    20723 92  51400 49     6405.47 24JUN99        27.96      .00 0     20724 92 51400 49    17444.55 24JUN99         76.15     .00
0    20725 92  51400 49    21217.70 09DEC99        92.63      .00 0     20726 92 51400 49    24786.08 24JUN99        108.20     .00
0    20727 92  51400 49   100000.00 24JUN99 1     436.55      .00 0     20728 92 51400 49     2229.52 25JUN99          9.73     .00
0    20732 92  51400 49   100000.00 24JUN99 1     436.55      .00 0     20733 92 51400 49    73137.34 24JUN99        319.28     .00
0    20734 92  51400 49    14627.48 24JUN99        63.86      .00 0     20735 92 51400 49    10448.20 24JUN99         45.61     .00
0    20736 92  51400 49     5376.73 16MAR00        23.47      .00 0     20737 92 51400 49     5376.73 16MAR00         23.47     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 168

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20738 92  51400 49    26116.81 25JUN99       114.01      .00 0     20739 92 51400 49     5223.36 25JUN99         22.80     .00
0    20740 92  51400 49    11491.40 25JUN99        50.17      .00 0     20741 92 51400 49    11491.40 25JUN99         50.17     .00
0    20742 92  51400 49    11398.36 25JUN99        49.76      .00 0     20743 92 51400 49    16705.71 25JUN99         72.93     .00
0    20747 92  51400 49   105604.63 28JUN99       461.01      .00 0     20749 92 51400 49     4706.51 28JUN99         20.55     .00
0    20750 92  51400 49    46518.17 29JUN99       203.07      .00 0     20752 92 51400 49     2610.59 28JUN99         11.40     .00
0    20753 92  51400 49     7309.42 28JUN99        31.91      .00 0     20754 92 51400 49    24017.33 28JUN99        104.85     .00
0    20756 92  51400 49    40000.00 11AUG99 1     174.62      .00 0     20757 92 51400 49     5221.15 28JUN99         22.79     .00
0    20758 92  51400 49    88759.65 28JUN99       387.48      .00 0     20759 92 51400 49     8353.85 28JUN99         36.47     .00
0    20760 92  51400 49    11761.79 28JUN99        51.35      .00 0     20761 92 51400 49     7459.74 28JUN99         32.57     .00
0    20762 92  51400 49    58348.55 28JUN99       254.72      .00 0     20763 92 51400 49   100000.00 01JUL99 1      436.55     .00
0    20764 92  51400 49    41412.12 28JUN99       180.78      .00 0     20765 92 51400 49     2367.67 28JUN99         10.34     .00
0    20766 92  51400 49    12106.37 28JUN99        52.85      .00 0     20769 92 51400 49     5568.97 29JUN99         24.31     .00
0    20770 92  51400 49     5568.97 29JUN99        24.31      .00 0     20771 92 51400 49    74647.23 29JUN99        325.87     .00
0    20772 92  51400 49    71842.60 29JUN99       313.63      .00 0     20773 92 51400 49    34286.21 29JUN99        149.68     .00
0    20774 92  51400 49    31322.53 29JUN99       136.74      .00 0     20775 92 51400 49     6752.54 29JUN99         29.48     .00
0    20776 92  51400 49    18004.13 29JUN99        78.60      .00 0     20777 92 51400 49    41763.36 29JUN99        182.32     .00
0    20778 92  51400 49    22844.93 09FEB00        99.73      .00 0     20779 92 51400 49    93954.36 30JUN99        410.16     .00
0    20780 92  51400 49    22240.75 30JUN99        97.09      .00 0     20781 92 54000 49    33468.69 02JUL99        153.50     .00
0    20785 92  51400 49     7069.04 30JUN99        30.86      .00 0     20786 92 54000 49    94580.58 01JUL99        433.78     .00
0    20787 92  54000 49     3702.82 01JUL99        16.98      .00 0     20788 92 54000        5580.10 01JUL99         25.59     .00
0    20789 92  54000 49     5588.47 01JUL99        25.63      .00 0     20790 92 54000 49    37478.90 01JUL99        171.89     .00
0    20791 92  54000 49    49341.54 01JUL99       226.30      .00 0     20793 92 54000 49    67558.77 01JUL99        309.84     .00
0    20794 92  54000 49    23459.04 03AUG99       107.59      .00 0     20795 92 54000 49    33000.00 31AUG99 1      151.35     .00
0    20796 92  54000 49    10460.50 01JUL99        47.98      .00 0     20797 92 54000 49    20917.94 02JUL99         95.94     .00
0    20798 92  54000 49     6885.47 02JUL99        31.58      .00 0     20799 92 54000 49    12701.92 02JUL99         58.25     .00
0    20800 92  54000 49    24730.20 02JUL99       113.42      .00 0     20803 92 54000 49    10044.60 12APR00         46.07     .00
0    20804 92  53700 49    10456.36 02JUL99        47.69      .00 0     20805 92 54000       10458.97 02JUL99         47.97     .00
0    20806 92  54000 49     6526.46 02JUL99        29.93      .00 0     20807 92 54000 49    10458.97 02JUL99         47.97     .00
0    20808 92  53700 49   102506.12 02JUL99       467.51      .00 0     20810 92 54000 49    34052.49 02JUL99        156.17     .00
0    20811 92  51600 49    27071.30 02JUL99       118.64      .00 0     20812 92 53700 49    45846.00 02JUL99        209.10     .00
0    20813 92  54000 49     1893.04 02JUL99         8.68      .00 0     20814 92 54000 49    23762.68 06JUL99        108.98     .00
0    20815 92  54000 49     2607.31 06JUL99        11.96      .00 0     20816 92 54000 49    98256.36 06JUL99        450.63     .00
0    20817 92  54000 49     5871.13 06JUL99        26.93      .00 0     20818 92 54000 49    15322.60 06JUL99         70.27     .00
0    20821 92  54000 49    32230.77 06JUL99       147.82      .00 0     20822 92 54000 49    10551.55 06JUL99         48.39     .00
0    20823 92  54000 49    12020.73 06JUL99        55.13      .00 0     20825 92 54000 49    68706.23 07JUL99        315.11     .00
0    20826 92  54000 49    14430.94 07JUL99        66.18      .00 0     20827 92 54000 49   100000.00 11AUG99 1      458.63     .00
0    20828 92  54000 49     1990.66 07JUL99         9.13      .00 0     20829 92 54000 49    62707.57 07JUL99        287.60     .00
0    20830 92  54000 49   100000.00 01SEP99 1     458.63      .00 0     20831 92 54000 49    30596.30 07JUL99        140.32     .00
0    20832 92  54000 49     9406.13 07JUL99        43.14      .00 0     20833 92 54000 49    20902.53 07JUL99         95.87     .00
0    20835 92  54000       24296.10 08JUL99       111.43      .00 0     20836 92 54000        5094.27 14JUL99         23.36     .00
0    20837 92  54000 49     5082.49 09JUL99        23.31      .00 0     20838 92 54000 49    11686.11 08JUL99         53.60     .00
0    20839 92  54000 49    32148.01 08JUL99       147.44      .00 0     20840 92 54000 49    86915.84 08JUL99        398.62     .00
0    20841 92  54000 49   116577.23 08JUL99 1     534.66      .00 0     20842 92 54000 49    19828.61 08JUL99         90.94     .00
0    20843 92  54000 49    28896.97 08JUL99       132.53      .00 0     20844 92 54000 49     8489.10 08JUL99         38.93     .00
0    20845 92  54000        1471.08 08JUL99         6.75      .00 0     20846 92 54000 49    13584.63 08JUL99         62.30     .00
0    20847 92  54000 49    30299.73 09JUL99       138.96      .00 0     20848 92 54000 49    21418.75 09JUL99         98.23     .00
0    20849 92  54000 49     3317.28 09JUL99        15.21      .00 0     20850 92 54000 49     7365.97 09JUL99         33.78     .00
0    20851 92  54000 49    49538.62 09JUL99       227.20      .00 0     20852 92 54000 49    64455.23 09JUL99        295.61     .00
0    20853 92  54000 49     4179.28 09JUL99        19.17      .00 0     20855 92 53700 49     1044.57 09JUL99          4.76     .00
0    20860 92  54000 49     1044.81 09JUL99         4.79      .00 0     20861 92 54000 49    94961.89 09JUL99        435.52     .00
0    20862 92  47900 49     3955.30 12JUL99        16.09      .00 0     20864 92 54000 49    83548.49 12JUL99        383.18     .00
0    20865 92  54000       10823.39 12JUL99        49.64      .00 0     20866 92 54000 49    10442.02 13JUL99         47.89     .00
0    20867 92  54000 49    66272.38 13JUL99       303.95      .00 0     20868 92 54000 49     6681.91 13JUL99         30.65     .00
0    20869 92  54000 49    10442.02 13JUL99        47.89      .00 0     20871 92 54000 49    11097.70 13JUL99         50.90     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 169

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20872 92  54000 49     2194.55 13AUG99        10.06      .00 0     20873 92 54000 49    24571.84 13JUL99        112.69     .00
0    20874 92  54000 49    10442.02 13JUL99        47.89      .00 0     20875 92 53700       13168.27 14JUL99         60.06     .00
0    20876 92  53700       17212.81 14JUL99        78.50      .00 0     20877 92 54000 49    15660.72 14JUL99         71.82     .00
0    20878 92  54000 49    15660.72 14JUL99        71.82      .00 0     20879 92 54000 49    16849.85 14JUL99         77.28     .00
0    20880 92  54000 49   105461.40 14JUL99       483.68      .00 0     20881 92 54000 49     6590.83 14JUL99         30.23     .00
0    20882 92  54000 49    18630.60 14JUL99        85.45      .00 0     20883 92 54000 49    15656.10 16JUL99         71.80     .00
0    20884 92  54000 49    48331.25 15JUL99       221.66      .00 0     20885 92 54000 49     9396.43 15JUL99         43.09     .00
0    20886 92  54000 49    56183.25 15JUL99 1     257.67      .00 0     20887 92 54000 49     3131.68 15JUL99         14.36     .00
0    20888 92  54000 49    52194.98 15JUL99       239.38      .00 0     20889 92 54000 49    21196.43 15JUL99         97.21     .00
0    20890 92  54000 49    44461.05 15JUL99       203.91      .00 0     20891 92 54000 49    35846.84 15JUL99        164.40     .00
0    20892 92  54000 49   104389.39 15JUL99       478.76      .00 0     20893 92 57500 49     9723.70 15JUL99         47.49     .00
0    20894 92  53700        4519.08 16JUL99        20.61      .00 0     20895 92 54000 49     2490.28 16JUL99         11.42     .00
0    20897 92  53700 49    21903.68 19JUL99        99.90      .00 0     20898 92 54000 49     5218.70 16JUL99         23.93     .00
0    20899 92  56000 49   111589.50 16JUL99       530.74      .00 0     20900 92 54000 49    22461.28 16JUL99        103.01     .00
0    20901 92  56000 49   111589.50 16JUL99       530.74      .00 0     20902 92 56000 49   131106.05 16JUL99        623.56     .00
0    20903 92  54000        2087.47 16JUL99         9.57      .00 0     20904 92 54000 49    58898.13 16JUL99        270.12     .00
0    20905 92  53700 49    99751.75 19JUL99       454.95      .00 0     20906 92 53700 49    10380.77 19JUL99         47.34     .00
0    20907 92  53700 49    10380.77 19JUL99        47.34      .00 0     20908 92 53700 49    58733.92 19JUL99        267.87     .00
0    20909 92  53700 49    35327.39 19JUL99       161.12      .00 0     20910 92 53700 49     6716.58 19JUL99         30.63     .00
0    20911 92  53700 49    18633.55 19JUL99        84.98      .00 0     20912 92 53700 49    31290.98 19JUL99        142.71     .00
0    20913 92  53700 49    12516.40 19JUL99        57.09      .00 0     20914 92 53700 49    11665.22 19JUL99         53.20     .00
0    20915 92  53700 49    31286.38 20JUL99       142.69      .00 0     20916 92 53700 49    43800.94 20JUL99        199.77     .00
0    20917 92  53700 49     7300.16 20JUL99        33.29      .00 0     20918 92 53700 49    38300.74 20JUL99        174.68     .00
0    20919 92  53700 49     6913.44 20JUL99        31.53      .00 0     20920 92 53700 69    48934.67 20JUL99        223.18     .00
0    20921 92  53700 49    27019.70 21JUL99       123.23      .00 0     20922 92 53700 49    13785.42 21JUL99         62.87     .00
0    20923 92  53700 49    26395.46 21JUL99       120.38      .00 0     20924 92 53700 49    30530.69 21JUL99        139.25     .00
0    20925 92  53700 49     2559.78 21JUL99        11.67      .00 0     20926 92 53700 49    20854.54 21JUL99         95.11     .00
0    20927 92  53700 49    63922.12 26JUL99       291.54      .00 0     20928 92 53700 49    14307.44 21JUL99         65.25     .00
0    20929 92  53700 49    31352.39 22JUL99 1     142.99      .00 0     20930 92 53700 49    54984.17 22JUL99        250.77     .00
0    20931 92  53700 49    55745.80 22JUL99       254.25      .00 0     20932 92 53700 49    11684.36 22JUL99         53.29     .00
0    20933 92  53700 49    19415.82 22JUL99        88.55      .00 0     20934 92 53700 49    20495.07 23JUL99         93.47     .00
0    20935 92  53700 49    93817.79 23JUL99       427.89      .00 0     20936 92 53700       10424.21 23JUL99         47.54     .00
0    20938 92  53700 49    23248.41 23JUL99       106.03      .00 0     20939 92 53700 49    10425.81 23JUL99         47.55     .00
0    20940 92  53700 49     5212.10 23JUL99        23.77      .00 0     20941 92 53700 49     8797.18 23JUL99         40.12     .00
0    20942 92  53700 49    21497.78 23JUL99        98.05      .00 0     20943 92 53700 49    10031.64 23JUL99 1       45.75     .00
0    20944 92  53700 49    39948.85 23JUL99       182.20      .00 0     20945 92 53700 49    23279.86 21MAR00        106.18     .00
0    20947 92  53700 49    10893.54 27JUL99        49.68      .00 0     20948 92 53700       11996.79 26JUL99         54.72     .00
0    20949 92  53700       14517.39 26JUL99        66.21      .00 0     20950 92 53700       15666.98 26JUL99         71.45     .00
0    20951 92  53700 49    73921.65 26JUL99       337.14      .00 0     20952 92 53700       50000.00 26JUL99 1      228.04     .00
0    20953 92  53700 49    11493.46 26JUL99        52.42      .00 0     20955 92 53700 49    20839.21 26JUL99         95.04     .00
0    20956 92  53700       14722.83 26JUL99        67.15      .00 0     20957 92 53700       72937.24 26JUL99        332.65     .00
0    20958 92  53700       93776.46 26JUL99       427.70      .00 0     20959 92 56100 49   104387.22 26JUL99        497.37     .00
0    20960 92  53700 49    10419.62 26JUL99        47.52      .00 0     20961 92 53700 49    23878.25 26JUL99        108.90     .00
0    20962 92  53700 49    49845.69 26JUL99       227.34      .00 0     20963 92 53700      105679.10 26JUL99        481.98     .00
0    20964 92  53700 49     2255.08 27JUL99        10.29      .00 0     20965 92 53700 49    14855.15 27JUL99         67.75     .00
0    20966 92  53700 49    11851.76 27JUL99        54.05      .00 0     20967 92 53700 49    65308.19 27JUL99        297.86     .00
0    20968 92  53700        2695.55 27JUL99        12.29      .00 0     20970 92 53700 49    25623.91 27JUL99        116.87     .00
0    20971 92  53700 49     1144.79 27JUL99         5.22      .00 0     20972 92 53700 49     5209.05 27JUL99         23.76     .00
0    20973 92  53700 49    13541.51 28JUL99        61.76      .00 0     20974 92 53700       15624.83 28JUL99         71.26     .00
0    20975 92  53700 49    64175.23 28JUL99       292.69      .00 0     20976 92 53700 63     5000.00 02AUG99 1       22.80     .00
0    20977 92  53700 49   100055.43 28JUL99       456.33      .00 0     20979 92 53700        5000.00 02AUG99 1       22.80     .00
0    20980 92  53700        6000.00 03SEP99 1      27.36      .00 0     20981 92 53700 49     5208.27 28JUL99         23.75     .00
0    20982 92  53700        5611.87 28JUL99        25.59      .00 0     20983 92 53700 49    13820.82 28JUL99         63.03     .00
0    20984 92  53700 49     9374.89 28JUL99        42.76      .00 0     20985 92 53700 49     3327.74 29JUL99         15.18     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 170

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20986 92  53700 49    29637.86 29JUL99       135.17      .00 0     20987 92 53700 49    48774.30 29JUL99        222.45     .00
0    20988 92  53700 49    33277.07 29JUL99       151.77      .00 0     20989 92 53700 49     3543.28 29JUL99         16.16     .00
0    20990 92  53700 49    30868.23 29JUL99       140.78      .00 0     20991 92 53700 49    11542.76 29JUL99         52.64     .00
0    20992 92  53700 49    16608.46 29JUL99        75.75      .00 0     20993 92 53700 49     8600.71 29JUL99         39.23     .00
0    20994 92  53700 49    19830.23 29JUL99        90.44      .00 0     20995 92 53700 49    62480.87 30JUL99        284.96     .00
0    20996 92  53700 49    26033.71 30JUL99       118.74      .00 0     20997 92 53700 49    83307.83 30JUL99        379.95     .00
0    20998 92  53700 49    46860.66 30JUL99       213.72      .00 0     20999 92 53700 49    38732.41 30JUL99        176.65     .00
0    21001 92  53700 49     3499.55 30JUL99        15.96      .00 0     21002 92 53700 49     6727.49 30JUL99         30.68     .00
0    21003 92  53700 49     8605.54 30JUL99        39.25      .00 0     21004 92 53700 49    57248.89 02AUG99        261.10     .00
0    21005 92  53700 49    81065.91 07FEB00       369.73      .00 0     21006 92 56000 49   104267.30 02AUG99        495.91     .00
0    21007 92  53700 49    13305.10 02AUG99        60.68      .00 0     21008 92 53700 49     8241.92 02AUG99         37.59     .00
0    21010 92  53700 49    14514.74 02AUG99        66.20      .00 0     21011 92 53700 49    14478.77 02AUG99         66.04     .00
0    21012 92  53700 49    33561.03 02AUG99       153.07      .00 0     21013 92 56000 49   100733.48 10APR00        479.10     .00
0    21014 92  53700 49    50452.76 14MAR00       230.11      .00 0     21015 92 56000 49    51524.59 24JAN00        245.06     .00
0    21017 92  53700 49    24901.28 02AUG99       113.57      .00 0     21018 92 53700 49     7983.18 03AUG99         36.41     .00
0    21019 92  53700 49    48069.50 02AUG99       219.24      .00 0     21020 92 53700 49    39625.19 02AUG99        180.72     .00
0    21021 92  53700 49    20817.76 02AUG99        94.95      .00 0     21023 92 53700       11758.48 03AUG99         53.63     .00
0    21024 92  53700 49    11758.68 03AUG99        53.63      .00 0     21025 92 53700 49    50000.00 15SEP99 1      228.04     .00
0    21026 92  53700 49    34004.94 03AUG99       155.09      .00 0     21027 92 53700       11059.88 03AUG99         50.44     .00
0    21028 92  53700 49     7383.69 03AUG99        33.68      .00 0     21029 92 53700 49     3499.55 03AUG99         15.96     .00
0    21030 92  53700 49    24528.53 03AUG99       111.87      .00 0     21031 92 53700 49     7418.58 03AUG99         33.83     .00
0    21032 92  53700 49    11087.87 03AUG99        50.37      .00 0     21033 92 53700 49    12833.21 03AUG99         58.53     .00
0    21034 92  53700 49    11651.74 03AUG99        53.14      .00 0     21035 92 53700 49    74933.04 03AUG99        341.76     .00
0    21036 92  53700 49    98000.00 03AUG99 1     446.96      .00 0     21037 92 53700 49     6804.45 03AUG99         31.03     .00
0    21038 92  53700 49    15611.06 03AUG99        71.20      .00 0     21039 92 53700 49    13941.50 03AUG99         63.58     .00
0    21040 92  53700 49   100367.33 03AUG99       457.76      .00 0     21041 92 53700 49     9738.90 03AUG99         44.42     .00
0    21043 92  53700 49    30176.92 04AUG99       137.63      .00 0     21044 92 53700 49   104486.50 04AUG99        476.54     .00
0    21045 92  53700       58311.42 04AUG99       265.95      .00 0     21046 92 53700 49    58311.42 04AUG99        265.95     .00
0    21047 92  53700 49    43659.61 04AUG99       199.12      .00 0     21048 92 53700 49    35964.44 04AUG99        164.03     .00
0    21049 92  53700 49    32436.21 04AUG99       147.94      .00 0     21050 92 53700 49    52288.86 04AUG99        238.48     .00
0    21051 92  53700 49    19982.98 05AUG99        91.14      .00 0     21052 92 56000 49   104219.55 05AUG99        495.69     .00
0    21053 92  53700       30024.07 05AUG99 1     136.93      .00 0     21054 92 53700 49     5202.16 05AUG99         23.73     .00
0    21055 92  53700 49    15310.96 05AUG99        69.83      .00 0     21056 92 53700       12485.18 05AUG99         56.94     .00
0    21057 92  53700       14894.82 05AUG99        67.93      .00 0     21058 92 53700 49     5804.61 05AUG99         26.47     .00
0    21059 92  53700 49    37420.59 11AUG99 1     170.67      .00 0     21060 92 53700 49    12189.03 05AUG99         55.59     .00
0    21061 92  53700 49    37739.85 11AUG99 1     172.12      .00 0     21062 92 53700 49    37580.21 11AUG99 1      171.40     .00
0    21063 92  53700 49    11081.08 05AUG99        50.54      .00 0     21067 92 53700 49    13540.52 06AUG99         61.76     .00
0    21068 92  53700 49     5769.56 06AUG99        26.31      .00 0     21069 92 53700 49    68683.89 06AUG99        313.25     .00
0    21070 92  53700 49    10758.94 06AUG99        49.07      .00 0     21071 92 53700 49     7601.06 06AUG99         34.67     .00
0    21072 92  53700 49     3891.23 06AUG99        17.75      .00 0     21073 92 53700 49    13340.89 06AUG99         60.85     .00
0    21074 92  53700 49    21229.90 06AUG99        96.83      .00 0     21075 92 53700 49    21325.73 06AUG99         97.26     .00
0    21076 92  53700 49     5862.15 06AUG99        26.74      .00 0     21077 92 53700 49    45365.77 06AUG99        206.91     .00
0    21078 92  53700 49    11079.45 06AUG99        50.53      .00 0     21079 92 53700 49     7475.73 06AUG99         34.10     .00
0    21080 92  53700 49     7475.68 06AUG99        34.10      .00 0     21081 92 53700 49     7475.68 06AUG99         34.10     .00
0    21082 92  53700 49    70055.90 06AUG99 1     319.51      .00 0     21083 92 53700 49    64590.34 06AUG99        294.59     .00
0    21084 92  53700 49   100079.86 06AUG99 1     456.45      .00 0     21085 92 53700 49    17410.68 06AUG99         79.41     .00
0    21086 92  53700        7475.68 06AUG99        34.10      .00 0     21088 92 53700 49    29355.53 06AUG99        133.89     .00
0    21089 92  53700 49     1246.84 06AUG99         5.69      .00 0     21090 92 53700 49    11826.42 06AUG99         53.94     .00
0    21093 92  53700 49    15597.33 09AUG99        71.14      .00 0     21094 92 53700 49    74946.82 09AUG99        341.82     .00
0    21096 92  53700 49    27083.63 09AUG99 1     123.52      .00 0     21097 92 53700 49     5539.07 09AUG99         25.26     .00
0    21098 92  53700 49    72787.33 09AUG99       331.97      .00 0     21099 92 53700 49    39167.93 09AUG99        178.64     .00
0    21100 92  53700 49    20796.45 09AUG99        94.85      .00 0     21101 92 53700 49    41592.88 09AUG99        189.70     .00
0    21102 92  53700 49   100000.00 09AUG99 1     456.08      .00 0     21103 92 53700 49    20917.21 09AUG99         95.40     .00
0    21104 92  53700 49    12667.33 09AUG99        57.77      .00 0     21105 92 53700 49    18000.00 09AUG99 1       82.09     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 171

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21106 92  53700 49    20476.02 09AUG99        93.39      .00 0     21107 92 53700 49    21488.37 09AUG99         98.00     .00
0    21108 92  53700 49    46785.12 10AUG99       213.38      .00 0     21109 92 53700 49     5543.55 10AUG99         25.28     .00
0    21110 92  53700 49     5822.16 10AUG99        26.55      .00 0     21111 92 53700 49    14719.73 10AUG99         67.13     .00
0    21112 92  53700 49    31190.07 10AUG99       142.25      .00 0     21113 92 53700 49    31190.07 10AUG99        142.25     .00
0    21114 92  53700 49    10772.60 10AUG99        49.13      .00 0     21115 92 53700 49    37428.10 10AUG99        170.70     .00
0    21116 92  53700 49    64502.39 10AUG99       294.18      .00 0     21117 92 53700 49    22156.82 11AUG99        101.05     .00
0    21118 92  53700 49    22203.06 11AUG99       101.26      .00 0     21119 92 53700 49    42136.48 11AUG99        192.18     .00
0    21120 92  53700 49     5538.23 11AUG99        25.26      .00 0     21121 92 53700 49    27696.03 11AUG99        126.32     .00
0    21123 92  53700 49    19335.30 11AUG99        88.18      .00 0     21124 92 53700 49     6879.35 11AUG99         31.38      00
0    21125 92  56000 49    65564.35 11AUG99       311.83      .00 0     21126 92 56000 49    68650.72 11AUG99        326.51     .00
0    21127 92  47900       12991.55 11AUG99        52.85      .00 0     21129 92 53700 49     7456.36 11AUG99         34.01     .00
0    21130 92  53700 49     6566.31 12AUG99        29.95      .00 0     21132 92 53700 49    25630.00 12AUG99        116.89     .00
0    21133 92  53700 49     5920.33 21MAR00        27.00      .00 0     21134 92 53700 49    53534.04 12AUG99        244.16     .00
0    21135 92  53700 49    34466.63 17AUG99       157.20      .00 0     21136 92 53700 69     8484.55 18AUG99         38.70     .00
0    21137 92  53700 49     3888.63 18AUG99        17.74      .00 0     21138 92 53700 49    30888.21 17AUG99        140.88     .00
0    21139 92  53700 49     2480.80 12AUG99        11.31      .00 0     21140 92 53700 49    14551.09 12AUG99         66.36     .00
0    21141 92  53700 49    14551.09 12AUG99        66.36      .00 0     21142 92 53700 49    44626.41 13AUG99        203.53     .00
0    21143 92  53700 49     7274.49 13AUG99        33.18      .00 0     21144 92 53700 49    14502.78 17AUG99         66.14     .00
0    21145 92  53700 49     5196.07 13AUG99        23.70      .00 0     21146 92 53700 49    20784.24 13AUG99         94.79     .00
0    21147 92  53700 49    28258.50 13AUG99       128.88      .00 0     21148 92 53700 49    98725.14 13AUG99        450.27     .00
0    21149 92  53700 49    97571.44 13AUG99       445.01      .00 0     21150 92 56000 49   104092.15 13AUG99        495.08     .00
0    21151 92  53700 49     9235.59 13AUG99        42.12      .00 0     21152 92 53700 49     9235.59 13AUG99         42.12     .00
0    21153 92  53700 49    10739.43 13AUG99        48.98      .00 0     21154 92 53700 49    11090.61 13AUG99         50.58     .00
0    21155 92  53700 49    46510.24 16AUG99       212.12      .00 0     21156 92 53700 49    46510.24 16AUG99        212.12     .00
0    21157 92  53700 49     6878.81 16AUG99        31.37      .00 0     21158 92 53700 49     6274.08 16AUG99         28.61     .00
0    21159 92  53700 49     8210.49 16AUG99        37.45      .00 0     21160 92 53700 49     8210.49 16AUG99         37.45     .00
0    21161 92  53700 49    98681.70 16AUG99       450.07      .00 0     21162 92 53700 49   103875.46 16AUG99        473.76     .00
0    21163 92  53700 49   103875.46 16AUG99       473.76      .00 0     21164 92 53700 49    15581.33 16AUG99         71.06     .00
0    21165 92  53700 49    10387.55 16AUG99        47.38      .00 0     21166 92 53700 49    24938.73 16AUG99        113.74     .00
0    21167 92  53700 49    31162.64 16AUG99       142.13      .00 0     21168 92 53700 49    31162.64 16AUG99        142.13     .00
0    21169 92  53700 49    31162.64 16AUG99       142.13      .00 0     21170 92 53700 49    10423.21 16AUG99         47.54     .00
0    21171 92  53700 49    93487.92 16AUG99       426.38      .00 0     21172 92 53700 49    14177.92 16AUG99         64.66     .00
0    21173 92  53700 49    10387.55 16AUG99        47.38      .00 0     21174 92 53700 49    20775.09 16AUG99         94.75     .00
0    21175 92  53700 49     2748.67 16AUG99        12.54      .00 0     21176 92 53700 49     2476.13 16AUG99         11.29     .00
0    21177 92  53700 49    15579.04 17AUG99        71.05      .00 0     21178 92 53700 49     6805.33 17AUG99         31.04     .00
0    21179 92  53700 49    20772.04 17AUG99        94.74      .00 0     21180 92 53700 49     8537.21 17AUG99         38.94     .00
0    21181 92  53700 49    28713.12 17AUG99       130.96      .00 0     21182 92 53700 49     5470.11 17AUG99         24.95     .00
0    21183 92  53700 49    10494.96 17AUG99        47.87      .00 0     21184 92 53700 49    10386.01 17AUG99         47.37     .00
0    21185 92  53700 49     6201.47 17AUG99        28.28      .00 0     21186 92 53700 49    31158.06 17AUG99        142.11     .00
0    21193 92  53700 49     7270.21 17AUG99        33.16      .00 0     21194 92 53700 49     1844.77 17AUG99          8.41     .00
0    21195 92  53700 49   106125.62 18AUG99       484.02      .00 0     21196 92 53700 49    22141.11 18AUG99        100.98     .00
0    21197 92  53700 49    22141.11 18AUG99       100.98      .00 0     21198 92 53700 49    21696.58 18AUG99         98.95     .00
0    21199 92  53700 49     7177.32 18AUG99        32.73      .00 0     21200 92 53700       60221.23 19AUG99        274.66     .00
0    21201 92  53700 49    10382.98 19AUG99        47.35      .00 0     21203 92 53700 49    12415.87 19AUG99         56.63     .00
0    21204 92  53700 49    35000.00 19AUG99 1     159.63      .00 0     21205 92 53700 49    74952.35 19AUG99        341.84     .00
0    21206 99  53700 49    11673.60 20AUG99       628.59      .00 0     21207 92 53700 49    29098.18 20AUG99        132.71     .00
0    21208 92  56000 49    20796.13 20AUG99        98.91      .00 0     21209 92 56000 49    83506.86 20AUG99        397.17     .00
0    21210 92  53700 49    20762.90 20AUG99        94.70      .00 0     21211 92 56000 49    20796.13 20AUG99         98.91     .00
0    21212 92  56000 49    83506.88 20AUG99       397.17      .00 0     21213 92 53700 49    68600.97 20AUG99        312.88     .00
0    21214 92  53700 49   102149.61 23AUG99       465.89      .00 0     21215 92 53700 49     8730.27 23AUG99         39.82     .00
0    21216 92  53700 49     7532.81 23AUG99        34.36      .00 0     21217 92 53700 49    21032.28 23AUG99         95.92     .00
0    21218 92  53700       98580.30 23AUG99       449.61      .00 0     21219 92 53700 49     3663410 23AUG99        167.08     .00
0    21220 92  53700 49     5000.00 23AUG99 1      22.80      .00 0     21226 92 53700 49    88177.51 25AUG99        402.16     .00
0    21228 92  53700 49    30462.13 25AUG99       138.93      .00 0     21229 92 53700 49     1152.31 25AUG99          5.26     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 172

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21230 99  53700 49    10629.70 26AUG99       572.38      .00 0     21233 92 53700 49    37479.72 27AUG99        170.94     .00
0    21234 92  53700 49     5185.38 27AUG99        23.65      .00 0     21236 92 53700 49    11638.27 27AUG99         53.08     .00
0    21237 92  53700 49     5410.84 30AUG99 1      24.68      .00 0     21238 92 53700 49     9009.23 30AUG99         41.09     .00
0    21239 92  53700 49     5755.61 30AUG99        26.25      .00 0     21240 92 53700 49    14139.44 30AUG99         64.49     .00
0    21241 92  53700 49    38657.77 31AUG99       176.31      .00 0     21242 92 56100 49    10381.24 31AUG99         49.46     .00
0    21243 92  56100 49     9388.96 31AUG99        44.74      .00 0     21244 92 56100 49    10378.06 02SEP99         49.45     .00
0    21245 92  56100 49    13103.19 03SEP99        62.43      .00 0     21246 92 56100 49    66456.49 03SEP99        316.64     .00
0    21247 92  56100 49     6016.43 03SEP99        28.67      .00 0     21248 92 56100 49     1308.23 03SEP99          6.13     .00
0    21249 92  56100 49     5188.24 03SEP99        24.72      .00 0     21250 92 56100 49     5188.24 03SEP99         24.72     .00
0    21251 92  56100 49     5188.24 03SEP99        24.72      .00 0     21252 92 56100 49     5166.00 03SEP99         24.61     .00
0    21254 92  56100 49    19410.58 07SEP99        92.48      .00 0     21255 92 56100 49    10370.12 07SEP99         49.41     .00
0    21256 92  56100 49    10370.12 07SEP99        49.41      .00 0     21257 92 56100 49    10370.12 07SEP99         49.41     .00
0    21258 92  47900 49     5155.62 10SEP99        20.97      .00 0     21259 92 47900 49     5155.62 10SEP99         20.97     .00
0    21260 92  56100 49    10370.12 07SEP99        49.41      .00 0     21261 92 56100 49    17275.82 07SEP99         82.31     .00
0    21262 92  56100 49     9020.33 08SEP99        42.98      .00 0     21263 92 56100 49     3281.07 08SEP99         15.63     .00
0    21264 92  56100 49    20737.07 08SEP99        98.81      .00 0     21265 92 56100 49     3742.97 09SEP99         17.83     .00
0    21266 92  56100 49    41692.84 09SEP99       198.65      .00 0     21267 92 56100 49    87751.70 09SEP99        418.11     .00
0    21268 92  56100 49    73729.00 09SEP99       351.29      .00 0     21269 92 56100 49    19357.05 09SEP99         92.23     .00
0    21270 92  56100 49    27986.44 10SEP99       133.35      .00 0     21271 92 56100 49     3397.78 13SEP99         16.19     .00
0    21272 92  56100 49    67922.21 14SEP99       323.63      .00 0     21273 92 56100 49     2108.99 14SEP99         10.05     .00
0    21274 92  56100 49     8954.62 15SEP99        42.67      .00 0     21275 92 56100 49     1399.09 15SEP99          6.67     .00
0    21276 92  56100 49    44444.42 15SEP99       211.76      .00 0     21277 92 56100 49     3007.49 15SEP99         14.33     .00
0    21278 92  56100 49     5022.59 15SEP99        23.93      .00 0     21279 92 56100 49    27651.67 15SEP99        131.75     .00
0    21280 92  56100 49     4384.54 15SEP99        20.89      .00 0     21281 92 56100 49    17767.28 15SEP99         84.66     .00
0    21282 92  56100 49    46618.44 17SEP99       222.12      .00 0     21283 92 56100 49    27365.39 20SEP99        130.39     .00
0    21284 92  56100 49    27365.37 20SEP99       130.39      .00 0     21285 92 56100 49     3791.43 20SEP99         18.06     .00
0    21286 92  56100 49     7456.06 21SEP99        35.53      .00 0     21287 92 56100 49    35454.98 22SEP99        168.93     .00
0    21288 92  56100 49     3682.51 24SEP99        17.55      .00 0     21289 92 56100 49     2533.43 24SEP99         12.07     .00
0    21291 92  56100 49    12698.05 27SEP99        60.50      .00 0     21292 92 56100 49    10911.06 29SEP99         51.99     .00
0    21293 92  56100 49    11536.79 29SEP99        54.97      .00 0     21294 92 56100 49    12037.40 29SEP99         57.35     .00
0    21296 92  56100 49    17463.84 29SEP99        83.21      .00 0     21297 92 56100 49    31397.87 28APR00        149.60     .00
0    21298 92  56100 49     2175.08 01OCT99        10.36      .00 0     21299 92 56100 49     1087.56 04OCT99          5.18     .00
0    21302 92  56100 49    20984.97 05OCT99        99.99      .00 0     21303 92 56100 49     7554.56 05OCT99         35.99     .00
0    21304 92  56100 49     6195.42 05OCT99        29.52      .00 0     21305 92 56100 49     5272.04 05OCT99         25.12     .00
0    21306 92  56100 49    36011.79 06OCT99       171.58      .00 0     21307 92 56100 49    16967.82 06OCT99         80.85     .00
0    21308 92  57500 49     2075.91 06OCT99        10.14      .00 0     21309 92 57500 49    16352.43 06OCT99         79.86     .00
0    21310 92  57500 49    29143.79 06OCT99       142.33      .00 0     21311 92 57500 49    50033.42 09NOV99 1      244.34     .00
0    21312 92  56100 49    15014.04 08OCT99 1      71.54      .00 0     21313 92 56100 49     8165.08 08OCT99         38.90     .00
0    21316 92  56100 49    29974.11 12OCT99       142.82      .00 0     21317 92 56100 49    29572.71 12OCT99        140.90     .00
0    21319 92  57500 49    78647.77 12OCT99       384.08      .00 0     21320 92 56100 49     5437.77 13OCT99         25.91     .00
0    21321 92  56100 49   103130.42 13OCT99       491.38      .00 0     21323 92 57500 49    60780.42 13OCT99        296.82     .00
0    21324 92  56100 49    46515.39 13OCT99       221.63      .00 0     21325 92 56100 49     5154.94 15OCT99         24.56     .00
0    21326 92  56100 49    13276.15 15OCT99        63.26      .00 0     21327 92 56100 33     8247.90 15OCT99         39.30     .00
0    21328 92  56100 49    10309.88 15OCT99        49.12      .00 0     21329 92 56100 49    22952.29 15OCT99        109.36     .00
0    21330 92  56100 49     2310.07 18OCT99        11.01      .00 0     21331 92 56100 49     2544.70 18OCT99         12.12     .00
0    21332 92  56100       23840.03 19OCT99       113.59      .00 0     21333 92 58400 57    26101.57 19OCT99        129.46     .00
0    21334 92  56100       11350.91 20OCT99        54.08      .00 0     21335 92 57500 49     3652.69 19OCT99         17.84     .00
0    21336 92  56100 49     8241.59 20OCT99        39.27      .00 0     21337 92 56100 49    51185.12 20OCT99        243.88     .00
0    21338 92  47900 49    51640.12 20OCT99       210.08      .00 0     21339 92 56100 49    20638.43 20OCT99         98.34     .00
0    21340 92  56100        1209.81 22OCT99         5.76      .00 0     21341 92 56100 49     2575.50 20OCT99         12.27     .00
0    21342 92  56100 49    27466.87 21OCT99       130.87      .00 0     21343 92 57500       24943.87 21OCT99        121.81     .00
0    21344 92  56100 49     4120.16 21OCT99        19.63      .00 0     21347 93 56100 33     5877.15 25OCT99         28.01     .00
0    21348 93  56100       11588.77 27OCT99        55.22      .00 0     21349 92 56100 49    39105.47 27OCT99        186.32     .00
0    21350 92  58400 49    20000.00 01DEC99 1      99.20      .00 0     21351 92 56100 49    13376.12 28OCT99         63.73     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 173

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21352 92  58400 49    85176.26 29OCT99       422.47      .00 0     21353 92 56100 49    23370.75 03NOV99        111.35     .00
0    21354 92  58400 49    14667.72 01NOV99        72.75      .00 0     21355 92 58400        5729.59 02NOV99         28.42     .00
0    21356 92  58400 49    12968.81 01NOV99        64.33      .00 0     21357 92 58400 49    23896.19 01NOV99        118.53     .00
0    21358 92  58400 49    30088.38 01NOV99       149.24      .00 0     21359 92 58400 49    18748.81 01NOV99         92.99     .00
0    21360 92  58400 49    28549.05 01NOV99       141.60      .00 0     21361 92 58400 49     6175.88 02NOV99         30.63     .00
0    21362 92  58400 49    13725.05 02NOV99        68.08      .00 0     21363 93 61800 46    40668.45 02NOV99        213.46     .00
0    21364 93  61800 46    95161.54 28MAR00       499.48      .00 0     21365 92 58400 49   100000.00 02NOV99 1      496.00     .00
0    21366 93  61800 46   103005.15 10FEB00       540.65      .00 0     21367 93 61800 46    14337.64 02NOV99         75.25     .00
0    21368 93  61800 46    15525.54 02NOV99        81.49      .00 0     21369 92 58400 49     9512.47 03NOV99         47.18     .00
0    21370 92  58400       41010.70 06DEC99 1     203.41      .00 0     21371 92 58400       41010.70 06DEC99 1      203.41     .00
0    21373 92  58400 33     7563.44 04NOV99        37.51      .00 0     21374 92 61800 49    92762.33 04NOV99        486.89     .00
0    21375 93  61800       45878.63 04NOV99       240.81      .00 0     21376 92 58400 49     5211.56 05NOV99         25.85     .00
0    21377 92  58400 49    20576.39 05NOV99       102.06      .00 0     21378 92 61800 49    59739.87 08NOV99        313.56     .00
0    21379 92  61800 49    51499.88 08NOV99       270.31      .00 0     21380 92 61800 33    28221.42 08NOV99        148.13     .00
0    21381 92  58400 49     3083.25 26NOV99        15.29      .00 0     21382 92 58400 49    60767.59 08NOV99        301.41     .00
0    21383 92  58400 49    48313.64 08NOV99       239.64      .00 0     21384 92 58400 49    74573.01 09NOV99        369.88     .00
0    21385 92  58400 49    64755.63 09NOV99       321.19      .00 0     21386 92 56100 49     2457.03 05OCT99         11.71     .00
0    21387 92  58400 46    12017.02 10NOV99        59.61      .00 0     21388 92 58400 49    46901.89 10NOV99        232.63     .00
0    21389 92  58400 49    66141.86 10NOV99       328.06      .00 0     21390 92 58400 49     9213.18 21MAR00         45.70     .00
0    21391 92  61800 49     7786.94 10NOV99        40.87      .00 0     21392 92 58400 49    14961.32 10NOV99         74.21     .00
0    21393 92  47900 10     4541.66 12NOV99        18.48      .00 0     21394 92 58400 49    74011.70 12NOV99        367.10     .00
0    21395 92  58400 49    12764.99 12NOV99        63.31      .00 0     21396 92 58400 49    50916.90 12NOV99        252.55     .00
0    21397 92  61300       15437.80 12NOV99        80.37      .00 0     21398 92 61300 33    15437.80 12NOV99         80.37     .00
0    21399 92  61800 49    33987.54 12NOV99       178.39      .00 0     21401 92 58400 49    88956.53 12NOV99        441.22     .00
0    21402 92  58400 49     4313.62 12NOV99        21.40      .00 0     21403 92 58400 49     2817.60 12NOV99         13.98     .00
0    21404 92  58400 49    37133.35 18NOV99       184.18      .00 0     21405 92 58400 49     5135.90 15NOV99         25.47     .00
0    21406 92  58400 49    39793.84 15NOV99       197.38      .00 0     21407 92 58400 49    10271.80 15NOV99         50.95     .00
0    21408 92  58400 49   102718.06 15NOV99       509.48      .00 0     21409 92 58400 49    16809.39 15NOV99         83.37     .00
0    21410 92  61800 49    67629.86 15NOV99       354.97      .00 0     21411 92 58400 49     5136.16 16NOV99         25.48     .00
0    21412 93  61800 49    10949.85 16NOV99        57.47      .00 0     21413 93 61800 49     6123.90 16NOV99         32.14     .00
0    21414 93  61800 49    10386.92 16NOV99        54.52      .00 0     21415 92 58400 49    25675.41 16NOV99        127.35     .00
0    21416 92  61800 49    39169.53 16NOV99       205.59      .00 0     21417 92 58400 49    51350.84 16NOV99        254.70     .00
0    21418 92  58400 49    51350.84 16NOV99       254.70      .00 0     21419 92 58400 49    40479.12 16NOV99        200.78     .00
0    21420 92  58400 49     1379.08 17NOV99         6.84      .00 0     21421 92 58400 49    12145.72 17NOV99         60.24     .00
0    21422 92  58400 49     6407.34 17NOV99        31.78      .00 0     21423 92 58400 49    51342.64 17NOV99        254.66     .00
0    21424 92  58400 49     7693.22 18NOV99        38.16      .00 0     21425 92 61800 49    97745.07 18NOV99 1      513.04     .00
0    21426 92  58400 49     8755.72 18NOV99        43.43      .00 0     21427 92 58400 49    45041.59 18NOV99        223.41     .00
0    21428 92  61800 49    50597.00 18NOV99       265.37      .00 0     21429 92 58400 49     4771.61 18NOV99         23.67     .00
0    21430 92  58400 49    31925.22 19NOV99       158.35      .00 0     21431 92 58400 49    11557.74 19NOV99         57.33     .00
0    21432 92  58400 49    38488.59 19NOV99       190.90      .00 0     21433 92 58400 49    38488.59 19NOV99        190.90     .00
0    21434 92  61800 49    16465.24 19NOV99        86.42      .00 0     21435 92 61800 49    77106.51 19NOV99        404.71     .00
0    21436 92  58400 49    30576.65 19NOV99       151.66      .00 0     21437 92 58400 49    17876.05 19NOV99         88.67     .00
0    21438 93  61800 49     4578.13 19NOV99        24.03      .00 0     21439 92 61800 49   100000.00 19NOV99 1      524.88     .00
0    21440 92  58400 49    12063.36 19NOV99        59.83      .00 0     21442 92 58400 49     7289.09 19NOV99         36.16     .00
0    21443 92  58400 49    32029.91 19NOV99       158.87      .00 0     21444 92 58400 49    43127.62 19NOV99        213.91     .00
0    21445 92  58400 49    43127.53 19NOV99       213.91      .00 0     21446 92 58400 49    26222.41 19NOV99        130.06     .00
0    21447 92  58400 49     2397.98 19NOV99        11.89      .00 0     21448 92 58400 49    50000.00 01DEC99 1      248.00     .00
0    21449 92  61800 49     9433.66 19NOV99        49.52      .00 0     21450 92 58400 49     4632.86 19NOV99         22.98     .00
0    21451 92  58400 49    11427.01 19NOV99        56.68      .00 0     21453 92 58400 49    41955.59 19NOV99        208.10     .00
0    21454 92  58400 49    26969.71 19NOV99       133.77      .00 0     21455 92 58400 49     3790.06 01DEC99         18.80     .00
0    21456 92  58400 49    19000.32 19NOV99        94.24      .00 0     21458 92 58400 49    11599.74 19NOV99         57.53     .00
0    21459 92  61800 49    22142.68 22NOV99       116.22      .00 0     21460 92 61800 33    35479.50 22NOV99        186.22     .00
0    21461 92  61800 49    18316.55 22NOV99        96.14      .00 0     21462 92 58400 49    25650.83 22NOV99        127.23     .00
0    21463 92  61800 33    51783.80 22NOV99       271.80      .00 0     21464 92 61800 33    61236.13 22NOV99        321.41     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 174

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21465 92  61800 49    18695.46 24NOV99        98.13      .00 0     21466 92 58400 49     5128.53 24NOV99         25.44     .00
0    21467 92  58400 49     1335.20 24NOV99         6.62      .00 0     21468 93 61800 49    99000.00 03JAN00 1      519.63     .00
0    21469 92  58400 49    17153.16 26NOV99        85.08      .00 0     21470 92 58400 49     5410.48 26NOV99         26.84     .00
0    21471 92  58400 49   102537.74 26NOV99       508.59      .00 0     21472 92 61800 49    12031.63 26NOV99         63.15     .00
0    21473 92  58400 49    15698.13 26NOV99        77.87      .00 0     21474 92 58400 49    34147.17 26NOV99        169.37     .00
0    21475 92  58400 49    34132.10 26NOV99       169.30      .00 0     21476 92 58400 49     4693.08 26NOV99         23.28     .00
0    21477 92  61800 33    31611.59 29NOV99       165.92      .00 0     21478 92 61800       68600.91 29NOV99        360.07     .00
0    21479 92  58400 49     5124.43 29NOV99        25.42      .00 0     21480 92 58400 49     4029.05 29NOV99         19.98     .00
0    21481 92  58400 49    23608.19 29NOV99       117.10      .00 0     21482 92 58400 49    24244.56 29NOV99        120.25     .00
0    21483 92  58400 49    30746.58 29NOV99       152.50      .00 0     21484 92 61800        9512.06 29NOV99         49.93     .00
0    21487 93  58400 49   102472.17 30NOV99       508.26      .00 0     21488 93 61800 33    35916.15 30NOV99        188.52     .00
0    21489 92  58400 49    25338.62 30NOV99       125.48      .00 0     21490 92 58400 49    10616.21 30NOV99         52.66     .00
0    21491 92  61800       27991.14 30NOV99       146.92      .00 0     21492 92 59400 49    60664.28 01DEC99        306.05     .00
0    21493 92  58400 49    20000.00 01DEC99 1      99.20      .00 0     21494 92 58400 49     2561.40 01DEC99         12.70     .00
0    21495 92  58400 49     5587.61 21MAR00        27.71      .00 0     21496 93 58400       30000.00 02DEC99 1      148.80     .00
0    21497 92  58400 49    11029.82 01DEC99        54.71      .00 0     21498 92 58400 49    16958.22 02DEC99         84.11     .00
0    21499 92  58400 49   102439.46 02DEC99       508.10      .00 0     21500 92 58400 33    76829.59 02DEC99        381.07     .00
0    21501 92  61800 49    30774.87 02DEC99       161.53      .00 0     21502 92 58400 49    16212.26 02DEC99 1       80.41     .00
0    21503 92  58400 49    51219.73 02DEC99       254.05      .00 0     21504 92 58400 49    25609.86 02DEC99        127.02     .00
0    21505 92  58400 49    84468.97 03DEC99       418.97      .00 0     21506 92 58400       52940.90 03DEC99        262.59     .00
0    21507 92  58400 49    15910.39 03DEC99        78.92      .00 0     21508 92 61800 49    97480.58 03DEC99        511.65     .00
0    21509 92  58400       15363.47 03DEC99        76.20      .00 0     21510 92 61800       97150.85 03DEC99        509.92     .00
0    21511 92  61800 49   100000.00 03DEC99 1     524.08      .00 0     21512 93 58400 33     4863.87 03DEC99         24.12     .00
0    21513 92  58400      100979.94 08MAR00 1 1   498.47      .00 0     21514 92 58400 49    11357.77 06DEC99         56.33     .00
0    21515 92  58400 49    50030.06 03FEB00 1     248.15      .00 0     21516 92 58400 49     2849.31 06DEC99         14.13     .00
0    21517 93  58400        4020.64 06DEC99        19.94      .00 0     21518 93 58400       44063.65 06DEC99        218.56     .00
0    21519 92  58400 49    11983.26 06DEC99        59.44      .00 0     21520 92 58400 49    22143.02 07DEC99        109.83     .00
0    21521 92  58400 49     2648.85 07DEC99        13.14      .00 0     21522 92 58400 49    50000.00 08DEC99 1      248.00     .00
0    21523 92  61800 49    61739.45 08DEC99       324.06      .00 0     21524 92 58400 49    12008.05 08DEC99         59.56     .00
0    21525 92  58400 49    23336.34 08DEC99       115.75      .00 0     21526 92 58400 49    23336.34 08DEC99        115.75     .00
0    21527 92  58400 49    23336.34 08DEC99       115.75      .00 0     21528 92 58400 49    23336.34 08DEC99        115.75     .00
0    21529 92  61800 49   100000.00 13JAN00 1     524.88      .00 0     21530 92 61800 49   100000.00 13JAN00 1      524.88     .00
0    21531 92  61800 49    51230.98 09DEC99       268.90      .00 0     21532 92 58400       26927.09 10DEC99        133.56     .00
0    21533 92  61800      101037.15 08MAR00 1 1   527.64      .00 0     21535 92 61800       50964.87 10DEC99        267.50     .00
0    21536 92  58400       16626.50 10DEC99        82.47      .00 0     21537 93 61800       87720.09 10DEC99        460.42     .00
0    21538 92  58400 49     8184.72 10DEC99        40.60      .00 0     21539 93 61800       12293.36 10DEC99         64.52     .00
0    21540 92  58400 49    10230.88 10DEC99        50.75      .00 0     21541 92 61800 49    10237.48 13DEC99         53.73     .00
0    21542 92  58400 49    10226.00 13DEC99        50.72      .00 0     21543 92 61800 49    50972.57 13DEC99        267.54     .00
0    21544 92  00584 49    30979.98 13DEC99         1.54      .00 0     21545 92 58400        2044.87 14DEC99         10.14     .00
0    21546 92  58400 49    23516.06 14DEC99       116.64      .00 0     21547 92 58400 49     5111.38 15DEC99         25.35     .00
0    21548 92  58400 49    10222.13 15DEC99        50.70      .00 0     21549 92 61800       12679.24 16DEC99         66.55     .00
0    21551 92  58400 49    10000.00 16DEC99 1      49.60      .00 0     21552 92 58400 49    10000.00 16DEC99 1       49.60     .00
0    21553 93  61800        2046.82 16DEC99        10.74      .00 0     21554 92 61800       65150.38 17DEC99 1      341.96     .00
0    21575 92  58400 49    15329.22 17DEC99        76.03      .00 0     21576 92 61800        5686.26 20DEC99         29.85     .00
0    21577 93  61800       23720.79 20DEC99       124.50      .00 0     21578 92 58400 49    10214.59 20DEC99         50.66     .00
0    21579 92  58400 49    12160.01 20DEC99        60.31      .00 0     21580 93 61800 60     3801.49 21DEC99         19.95     .00
0    21581 92  58400 49    12535.00 21DEC99        62.17      .00 0     21582 93 61800       81789.85 22DEC99        429.30     .00
0    21583 92  58400 49    23455.77 22DEC99       116.34      .00 0     21584 92 61800 49   100000.00 11JAN00 1      524.88     .00
0    21585 92  58400       25520.14 24DEC99       126.58      .00 0     21586 92 58400 49    87596.82 23DEC99        434.48     .00
0    21587 92  61800 60    51118.65 22DEC99       268.31      .00 0     21588 92 58400        3084.99 23DEC99         15.30     .00
0    21589 93  58400       15972.46 23DEC99        79.22      .00 0     21590 92 58400 49     7937.01 23DEC99         39.37     .00
0    21591 93  58400       41576.06 23DEC99       206.22      .00 0     21592 92 58400 49    26406.24 24DEC99        130.97     .00
0    21593 92  58400 49    22541.92 27DEC99       111.81      .00 0     21595 93 58400        2040.63 27DEC99         10.12     .00
0    21596 93  58400        1733.39 27DEC99         8.60      .00 0     21597 92 58400       22175.84 27DEC99        109.99     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 175

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21598 92  58400 49     2040.31 28DEC99        10.12      .00 0     21599 92 58400 49    26298.81 30DEC99        130.44     .00
0    21600 92  58400 49    67319.37 29DEC99       333.90      .00 0     21601 92 58400 49    25495.67 30DEC99        126.46     .00
0    21603 92  58400 49    20382.93 04JAN00       101.10      .00 0     21604 92 58400 49     5095.88 03JAN00         25.28     .00
0    21605 92  58400 49     4076.05 04JAN00        20.22      .00 0     21606 92 58400 49     6774.66 04JAN00         33.60     .00
0    21607 93  61800       73375.40 05JAN00       385.13      .00 0     21608 92 58400 49     7329.56 05JAN00         36.35     .00
0    21609 92  58400 49    33960.73 05JAN00       168.45      .00 0     21610 93 58400       25471.29 05JAN00        126.34     .00
0    21611 92  58400       91605.25 06JAN00       454.36      .00 0     21612 92 58400 49     3279.27 06JAN00         16.27     .00
0    21613 92  58400 49    37869.52 06JAN00       187.83      .00 0     21614 92 58400 49    37869.52 06JAN00        187.83     .00
0    21615 93  61800       11934.05 06JAN00        62.64      .00 0     21616 93 61800      119589.32 06JAN00        627.70     .00
0    21617 92  58400 49    31065.08 07JAN00       154.08      .00 0     21618 92 58400 49    50926.36 07JAN00        252.59     .00
0    21619 93  58400       30530.25 07JAN00       151.43      .00 0     21620 93 58400        2475.02 07JAN00         12.28     .00
0    21621 93  58400        3819.48 07JAN00        18.94      .00 0     21622 93 58400        2475.02 07JAN00         12.28     .00
0    21623 92  58400 49    66204.26 07JAN00       328.37      .00 0     21624 92 58400 49     5689.38 10JAN00         28.22     .00
0    21625 92  58400 49     1487.32 10JAN00         7.38      .00 0     21626 92 58400 49     2441.66 10JAN00         12.11     .00
0    21627 92  58400 49    10180.40 10JAN00        50.49      .00 0     21628 92 58400 49     4733.98 10JAN00         23.48     .00
0    21629 92  58400 49    20360.80 10JAN00       100.99      .00 0     21630 92 58400 49    10012.04 10JAN00 1       49.66     .00
0    21631 92  58400 49    47847.89 10JAN00       237.33      .00 0     21632 92 58400 49    15270.60 10JAN00         75.74     .00
0    21633 92  58400 49    12547.34 10JAN00        62.23      .00 0     21634 92 58400 49    20360.80 10JAN00        100.99     .00
0    21635 92  58400 49   100230.35 10JAN00 1     497.14      .00 0     21636 92 61800       80996.40 28APR00        425.13     .00
0    21637 92  58400 49     5136.18 10JAN00        25.48      .00 0     21638 92 58400 49    57655.37 10JAN00        285.97     .00
0    21639 92  58400 49     1947.79 11JAN00         9.66      .00 0     21640 92 58400 49     2573.16 11JAN00         12.76     .00
0    21641 93  61800       58078.78 11JAN00       304.84      .00 0     21642 92 58400 49    28976.12 11JAN00        143.72     .00
0    21643 92  58400 49     8143.02 11JAN00        40.39      .00 0     21644 92 58400 49    50885.77 12JAN00        252.39     .00
0    21645 92  61800 49    31586.70 11JAN00       165.79      .00 0     21646 92 61800 63    31586.70 11JAN00        165.79     .00
0    21647 92  58400 49    10000.00 12JAN00 1      49.60      .00 0     21648 92 58400 49    20354.31 12JAN00        100.96     .00
0    21649 92  58400 49    10177.16 12JAN00        50.48      .00 0     21650 92 58400 49     5087.76 13JAN00         25.24     .00
0    21651 92  58400 49     5107.08 13JAN00        25.33      .00 0     21652 92 58400 49    20162.37 14JAN00        100.01     .00
0    21653 92  58400 49    47817.38 14JAN00       237.17      .00 0     21654 92 58400 49    30723.06 14JAN00        152.39     .00
0    21655 92  59400 49    20924.91 14JAN00       105.56      .00 0     21656 92 59400 49    22823.84 14JAN00        115.14     .00
0    21657 93  58400       25434.76 14JAN00       126.16      .00 0     21658 92 58400 49     2034.78 14JAN00         10.09     .00
0    21659 92  58400 49    32173.99 14JAN00       159.58      .00 0     21660 92 58400 49    20347.82 14JAN00        100.93     .00
0    21661 92  58400 49    53623.26 14JAN00       265.97      .00 0     21662 92 58400 49     6490.92 18JAN00         32.19     .00
0    21663 92  58400 49    75929.27 18JAN00       376.61      .00 0     21664 92 58400 49    43232.45 18JAN00        214.43     .00
0    21665 92  58400 49   103894.76 18JAN00       515.32      .00 0     21666 92 58400 49    50837.08 18JAN00        252.15     .00
0    21667 92  58400 49    80672.57 18JAN00       400.14      .00 0     21668 92 58400 49     5083.71 18JAN00         25.22     .00
0    21669 92  61800       67241.85 18JAN00       352.94      .00 0     21670 92 58400 49    17759.35 18JAN00         88.09     .00
0    21671 92  58400 49     2784.68 18JAN00        13.81      .00 0     21672 92 58400 49    15759.49 18JAN00         78.17     .00
0    21673 92  58400       15286.01 18JAN00        75.82      .00 0     21674 92 58400      101073.47 18JAN00        501.33     .00
0    21675 92  58400 49    25534.38 23DEC99       126.65      .00 0     21676 92 58400 49    45565.31 19JAN00        226.00     .00
0    21677 92  58400 49    37188.05 19JAN00       184.45      .00 0     21678 92 58400 49    50709.27 19JAN00 1      251.52     .00
0    21679 92  59400 49    50845.97 24JAN00       256.51      .00 0     21680 92 58400       11651.08 19JAN00         57.79     .00
0    21681 92  58400 49    23021.95 19JAN00       114.19      .00 0     21682 92 58400 49     5082.08 20JAN00         25.21     .00
0    21683 92  58400 49     8828.36 21JAN00        43.79      .00 0     21684 92 58400 49     2980.76 21JAN00         14.78     .00
0    21685 92  58400 49     8570.09 21JAN00        42.51      .00 0     21687 93 61800      101720.69 21JAN00        533.91     .00
0    21688 92  58400        1829.27 21JAN00         9.07      .00 0     21689 92 58400 49    11812.69 21JAN00         58.59     .00
0    21690 93  58400        1175.82 24JAN00         5.83      .00 0     21691 92 58400 49     2702.00 24JAN00         13.40     .00
0    21692 92  58400 49    15000.00 24JAN00 1      74.40      .00 0     21693 92 59700 49    58935.00 24JAN00        298.82     .00
0    21694 93  61800       30011.51 24JAN00       157.52      .00 0     21695 92 58400 49     5303.83 24JAN00         26.31     .00
0    21696 92  58400 49     4063.07 24JAN00        20.15      .00 0     21697 92 58400 49     1015.77 24JAN00          5.04     .00
0    21698 92  60400 49     1016.31 24JAN00         5.21      .00 0     21699 93 58400       36315.95 24JAN00        180.13     .00
0    21700 92  58400 49     6308.49 24JAN00        31.29      .00 0     21701 92 59700 49    15239.31 25JAN00         77.27     .00
0    21702 92  58400 49    31453.43 25JAN00       156.01      .00 0     21725 92 58400 49    60000.00 03MAR00 1      297.60     .00
0    21726 93  61100       57344.50 03FEB00       297.58      .00 0     21727 92 60600 49    13716.22 03FEB00         70.60     .00
0    21728 92  60600 49     6781.32 04FEB00        34.90      .00 0     21729 92 60600 49    25528.19 04FEB00 1      131.39     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 176

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21730 92  58400 49   255926.63 04FEB00      1269.40      .00 0     21731 92 60600 49    35301.29 04FEB00        181.69     .00
0    21732 93  62600 49    24786.95 04FEB00       131.79      .00 0     21733 92 62600 49    20299.90 04FEB00        107.93     .00
0    21734 92  62600 49    22978.00 04FEB00       122.17      .00 0     21735 92 60600 49    13948.84 04FEB00         71.79     .00
0    21736 92  62600 49    21962.42 04FEB00       116.77      .00 0     21737 92 58400 49    27109.07 07FEB00        134.46     .00
0    21738 92  60600 49    16599.69 07FEB00        85.44      .00 0     21739 92 58400 49     8362.94 07FEB00         41.48     .00
0    21740 92  58400 49    91214.98 07FEB00       452.43      .00 0     21741 92 60600 49    96331.02 07FEB00        495.80     .00
0    21742 92  60600 49    96331.02 07FEB00       495.80      .00 0     21743 92 58400 49    45555.45 07FEB00        225.96     .00
0    21744 92  60200 49    95308.27 07FEB00       487.30      .00 0     21745 92 58400 49     8547.96 07FEB00         42.40     .00
0    21746 92  58400 49     7815.22 07FEB00        38.76      .00 0     21747 92 58400 49     2137.01 07FEB00         10.60     .00
0    21748 92  58400 49     2137.01 07FEB00        10.60      .00 0     21749 92 58400 49    94921.40 07FEB00        470.81     .00
0    21750 92  60600 49    10140.12 07FEB00         5219      .00 0     21751 92 60600       41754.60 07FEB00        214.90     .00
0    21752 92  58400 49    10691.67 07FEB00        53.03      .00 0     21753 92 58400 49    58791.00 07FEB00        291.60     .00
0    21754 92  60600 49    50000.00 08FEB00 1     257.34      .00 0     21755 92 60600       20008.43 08FEB00        102.98     .00
0    21756 92  60400 49    52717.45 08FEB00       270.43      .00 0     21757 92 60600 49    83634.74 01MAR00        430.46     .00
0    21758 93  58400       50658.83 09FEB00       251.27      .00 0     21759 92 62500 49    15110.18 09FEB00         80.21     .00
0    21760 93  60600       29224.92 09FEB00       150.42      .00 0     21761 92 62600       30423.87 09FEB00        161.75     .00
0    21762 92  62600       30423.87 09FEB00       161.75      .00 0     21763 92 60600 49    15430.01 10FEB00         79.42     .00
0    21764 92  60600 49     7510.44 10FEB00        38.66      .00 0     21765 92 60600       12453.69 10FEB00         64.10     .00
0    21766 93  60600        1215.18 10FEB00         6.25      .00 0     21767 93 60600       36486.27 10FEB00        187.79     .00
0    21768 92  60600 49    45607.84 10FEB00       234.74      .00 0     21769 92 60600 49     3206.39 10FEB00         16.50     .00
0    21770 92  60600 49    16020.64 11FEB00        82.46      .00 0     21771 92 58400 49    67453.23 11FEB00        334.57     .00
0    21772 92  60600 49    95253.94 11FEB00       490.26      .00 0     21773 93 58400 49     6642.46 11FEB00         32.95     .00
0    21774 92  58400 49     2428.74 11FEB00        12.05      .00 0     21775 92 60600 49    34453.55 11FEB00        177.33     .00
0    21776 92  58400 49    12887.07 14FEB00        63.92      .00 0     21777 92 60600 49    47280.68 14FEB00        243.35     .00
0    21778 92  58400 49     5061.84 14FEB00        25.11      .00 0     21779 92 60600 49     2636.01 14FEB00         13.57     .00
0    21780 92  60600 49     1552.90 14FEB00         7.99      .00 0     21781 92 60600 49    14896.84 14FEB00         76.67     .00
0    21782 92  60600 49    16014.60 14FEB00        82.42      .00 0     21783 92 61800       20261.84 14FEB00        106.35     .00
0    21784 92  61800       20261.84 14FEB00       106.35      .00 0     21785 92 58400 49    20000.00 14FEB00 1       99.20     .00
0    21786 92  60600 49     2380.36 14FEB00        12.25      .00 0     21787 92 61500        5815.25 14FEB00         30.37     .00
0    21788 92  58400 49    23785.25 15FEB00       117.97      .00 0     21789 92 60600 49     1050.30 15FEB00          5.41     .00
0    21790 92  60600 49     1012.67 15FEB00         5.21      .00 0     21791 92 60600 49     3393.62 16FEB00         17.47     .00
0    21792 92  60600 49     2025.01 16FEB00        10.42      .00 0     21793 92 60600 49     2025.01 16FEB00         10.42     .00
0    21794 92  60600 49    36444.01 17FEB00       187.57      .00 0     21795 92 60600 49    69570.68 17FEB00        358.07     .00
0    21796 92  60600 49     2857.94 18FEB00        14.71      .00 0     21797 92 62500 49   101398.34 18FEB00        538.24     .00
0    21798 93  62500 52    10125.49 18FEB00        53.75      .00 0     21799 92 60600 49    13032.46 18FEB00         67.08     .00
0    21800 92  58400 49     2631.09 17FEB00        13.05      .00 0     21801 93 60600 49    29863.84 17FEB00        153.70     .00
0    21802 92  60600 49    96171.69 17FEB00       494.98      .00 0     21803 92 62500 49    23292.60 17FEB00        123.64     .00
0    21804 92  61800 49    17637.39 17FEB00        92.57      .00 0     21805 92 58400 49     4884.61 25JAN00         24.23     .00
0    21806 92  58400 49    81235.45 26JAN00       402.93      .00 0     21807 93 61800       85372.05 26JAN00        448.10     .00
0    21808 92  58400 49     8564.82 26JAN00        42.48      .00 0     21809 92 58400 49    32106.99 27JAN00        159.25     .00
0    21810 92  59700 49   104677.84 27JAN00       530.76      .00 0     21811 92 58400 49    11559.19 28JAN00         57.33     .00
0    21812 92  58400 49     6089.79 28JAN00        30.21      .00 0     21813 92 59700 49     5354.09 28JAN00         27.15     .00
0    21814 92  60600 49     6417.62 03FEB00        33.03      .00 0     21815 92 60600 49     3208.81 03FEB00         16.52     .00
0    21816 92  60600 49     3208.81 03FEB00        16.52      .00 0     21817 92 59200 49    16120.67 28JAN00         81.05     .00
0    21818 93  61100       25395.53 28JAN00       131.79      .00 0     21819 92 59700       13823.50 28JAN00         70.09     .00
0    21820 92  59700 49    13823.50 28JAN00        70.09      .00 0     21821 92 58400 49     7518.98 31JAN00         37.29     .00
0    21822 92  58400 49     3560.15 31JAN00        17.66      .00 0     21823 92 58400 49    11475.74 31JAN00         56.92     .00
0    21824 92  61600 49    10154.37 31JAN00        53.13      .00 0     21825 92 60400 49    50756.75 31JAN00        260.38     .00
0    21826 92  58400 49   129948.58 02FEB00 1     644.54      .00 0     21827 92 60600 49     7705.90 22FEB00         39.66     .00
0    21828 92  60600 49     6917.72 22FEB00        35.60      .00 0     21829 92 60600 49    20229.89 22FEB00        104.12     .00
0    21830 92  60600 49    87771.16 22FEB00       451.74      .00 0     21831 92 58400 49    15227.51 22FEB00 1       75.53     .00
0    21832 93  58400       76201.49 04APR00 1     377.96      .00 0     21833 92 60600 49    11198.62 23FEB00         57.64     .00
0    21834 93  60600       10113.27 23FEB00        52.05      .00 0     21835 93 60600       10113.27 23FEB00         52.05     .00
0    21836 93  60600       10113.27 23FEB00        52.05      .00 0     21837 92 60600 49    95064.77 23FEB00        489.28     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 177

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21838 92  60600 49     5055.80 24FEB00        26.02      .00 0     21839 92 58400 49     1323.53 24FEB00          6.56     .00
0    21840 92  58400 49    73892.86 24FEB00       366.51      .00 0     21841 92 60600 49     2581.60 24FEB00         13.29     .00
0    21842 92  58400 49    30919.80 24FEB00       153.36      .00 0     21843 92 58400 49     1255.61 25FEB00          6.23     .00
0    21844 92  60600 49   100088.70 02MAR00       515.14      .00 0     21845 92 60600 49    11368.78 25FEB00         58.51     .00
0    21846 92  60600 49    75824.39 25FEB00       390.26      .00 0     21847 92 60600       50122.19 28FEB00        257.97     .00
0    21848 92  60600 49     9215.73 29FEB00        47.43      .00 0     21849 92 58400       28793.01 29FEB00        142.81     .00
0    21850 92  60600 49     2490.74 29FEB00        12.82      .00 0     21851 92 60600 49    40594.95 29FEB00        208.94     .00
0    21852 92  60600 49    20203.07 01MAR00       103.98      .00 0     21853 86 53700       11434.09 01MAR00         52.15     .00
0    21854 93  58400        7543.88 01MAR00        37.42      .00 0     21855 93 60600       60599.19 02MAR00        311.89     .00
0    21856 92  60600 49    44954.01 02MAR00       231.37      .00 0     21857 92 60600        5326.95 02MAR00         27.42     .00
0    21858 92  60600 49     1014.08 03MAR00         5.22      .00 0     21859 92 60600 49    49817.13 03MAR00        256.40     .00
0    21860 92  60600 49     1009.99 03MAR00         5.20      .00 0     21861 93 64400       13000.00 06MAR00 1       71.10     .00
0    21862 93  62500       50853.67 06MAR00       269.94      .00 0     21863 92 60600 49     2873.31 06MAR00         14.79     .00
0    21864 93  62500        5048.06 06MAR00        26.80      .00 0     21865 93 62500       32638.46 03APR00 1      173.25     .00
0    21866 92  60600 49     1210.98 07MAR00         6.23      .00 0     21867 92 62500 49    37344.02 07MAR00        198.23     .00
0    21868 92  62500 49    50463.38 08MAR00       267.87      .00 0     21869 93 67700 49    32315.33 09MAR00        185.81     .00
0    21870 93  65800       10095.77 09MAR00        56.42      .00 0     21871 93 65800       10095.77 09MAR00         56.42     .00
0    21872 93  65800       18863.68 03APR00       105.42      .00 0     21873 93 65800 49    14687.00 09MAR00         82.08     .00
0    21874 93  65800       10095.77 09MAR00        56.42      .00 0     21875 92 62500 49     7568.22 09MAR00         40.17     .00
0    21876 93  65800       40375.83 10MAR00       225.64      .00 0     21877 92 62500 49     2205.20 10MAR00         11.71     .00
0    21878 92  62500 49     2205.20 10MAR00        11.71      .00 0     21879 92 62500 49     2205.21 10MAR00         11.71     .00
0    21880 92  62500 49     3026.77 10MAR00        16.07      .00 0     21881 93 65800 49    39393.84 10MAR00        220.15     .00
0    21882 93  65800       26563.60 23MAR00       148.45      .00 0     21883 93 65800 49   110173.03 10MAR00        615.70     .00
0    21884 93  65800       60642.42 10MAR00       338.90      .00 0     21885 92 60600 49     1512.98 10MAR00          7.79     .00
0    21886 93  65800 49     6706.55 13MAR00        37.48      .00 0     21887 93 65800       40137.39 13MAR00        224.31     .00
0    21888 93  65800      107696.51 13MAR00       601.86      .00 0     21889 93 67700       27245.92 13MAR00        156.66     .00
0    21890 93  67700       27245.92 13MAR00       156.66      .00 0     21891 93 65800       18858.16 13MAR00        105.39     .00
0    21892 93  65800       27239.00 13MAR00       152.22      .00 0     21893 93 65800       60531.11 13MAR00        338.28     .00
0    21894 93  65800       35309.82 13MAR00       197.33      .00 0     21895 93 65800       15547.61 14MAR00         86.89     .00
0    21896 93  65800       15000.00 14MAR00 1      83.83      .00 0     21897 93 65800       10526.31 14MAR00         58.83     .00
0    21898 93  65800 49    22432.05 14MAR00       125.36      .00 0     21899 92 60600 49     5039.92 14MAR00         25.94     .00
0    21900 93  65800 49    10086.71 14MAR00        56.37      .00 0     21901 93 65800       16832.31 15MAR00         94.07     .00
0    21902 93  65800       10084.90 15MAR00        56.36      .00 0     21903 93 65800       90000.00 15MAR00 1      502.96     .00
0    21904 93  65800       20166.17 16MAR00       112.70      .00 0     21905 93 67800      100856.13 16MAR00        580.77     .00
0    21906 93  65800       13346.11 16MAR00        74.58      .00 0     21907 93 65800        2016.62 16MAR00         11.27     .00
0    21908 93  65800        5428.14 16MAR00        30.34      .00 0     21909 93 67700       12102.58 16MAR00         69.59     .00
0    21910 93  67700       12102.58 16MAR00        69.59      .00 0     21911 93 65800       30249.24 16MAR00        169.05     .00
0    21912 93  65800 49    13811.79 16MAR00        77.19      .00 0     21915 93 67800       30256.83 16MAR00        174.23     .00
0    21916 92  60600        1552.08 16MAR00         7.99      .00 0     21917 93 65800        2016.62 16MAR00         11.27     .00
0    21918 93  65800       50415.41 16MAR00       281.75      .00 0     21919 93 65800       15124.63 16MAR00         84.52     .00
0    21920 93  65800       10083.08 16MAR00        56.35      .00 0     21923 93 67800 49    30256.83 16MAR00        174.23     .00
0    21924 93  65800       10083.08 16MAR00        56.35      .00 0     21925 93 65800       10083.08 16MAR00         56.35     .00
0    21926 93  65800       10083.08 16MAR00        56.35      .00 0     21927 93 65800       20166.17 16MAR00        112.70     .00
0    21928 93  65800       24199.40 16MAR00       135.24      .00 0     21929 93 65800       20166.17 16MAR00        112.70     .00
0    21930 87  58400 49    20147.45 16MAR00        99.93      .00 0     21931 93 67800       60513.67 16MAR00        348.46     .00
0    21932 93  65800       90155.56 22MAR00       503.83      .00 0     21933 93 65800       10468.98 16MAR00         58.51     .00
0    21934 93  65800       99000.00 16MAR00 1     553.26      .00 0     21935 93 65800       10081.27 17MAR00         56.34     .00
0    21936 93  65800       15121.90 17MAR00        84.51      .00 0     21937 93 65800       10081.27 17MAR00         56.34     .00
0    21938 93  65800       29069.15 17MAR00       162.45      .00 0     21939 93 65800       70568.89 17MAR00        394.37     .00
0    21940 93  65800       65528.25 17MAR00       366.20      .00 0     21941 93 65800       16130.04 17MAR00         90.14     .00
0    21942 93  65800       11072.02 17MAR00        61.88      .00 0     21943 92 60600 49    17286.54 20MAR00         88.97     .00
0    21944 93  65800       15093.15 20MAR00        84.35      .00 0     21945 93 65800       36620.15 20MAR00        204.65     .00
0    21946 93  65800       13098.58 20MAR00        73.20      .00 0     21947 93 65800       13602.37 20MAR00         76.02     .00
0    21948 93  65800       13602.37 20MAR00        76.02      .00 0     21949 93 65800       12085.92 03APR00         67.54     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 178

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    21950 93  65800       26099.64 25APR00       145.86      .00 0     21951 93 65800       20972.88 20MAR00        117.21     .00
0    21952 93  65800       10075.83 20MAR00        56.31      .00 0     21955 93 65800 49    70518.14 21MAR00        394.09     .00
0    21956 93  65800 49    14391.13 22MAR00        80.42      .00 0     21957 92 60600 49     1150.91 21MAR00          5.92     .00
0    21958 93  65800       10074.02 21MAR00        56.30      .00 0     21959 93 65800        7050.55 22MAR00         39.40     .00
0    21960 93  67700        9066.86 22MAR00        52.13      .00 0     21961 93 65800       30216.62 22MAR00        168.87     .00
0    21962 93  65800       15108.31 22MAR00        84.43      .00 0     21963 93 65800       32914.30 22MAR00        183.94     .00
0    21964 93  65800 49    10000.00 23MAR00 1      55.88      .00 0     21965 93 65800       20140.79 23MAR00        112.56     .00
0    21966 92  65800 49    15096.53 28MAR00        84.37      .00 0     21967 93 65800       60451.71 23MAR00        337.83     .00
0    21968 93  65800 49    33232.30 23MAR00       185.72      .00 0     21969 93 65800 49    33232.30 23MAR00        185.72     .00
0    21970 93  65800 49    33232.30 23MAR00       185.72      .00 0     21971 93 65800       25171.45 24MAR00        140.67     .00
0    21972 93  65800 49   100685.82 24MAR00       562.68      .00 0     21973 93 65800 49   100685.82 24MAR00        562.68     .00
0    21974 93  65800 49    10063.14 27MAR00        56.24      .00 0     21975 93 65800       26801.57 27MAR00        149.78     .00
0    21976 93  65800       10063.14 27MAR00        56.24      .00 0     21977 93 65800       10063.14 27MAR00         56.24     .00
0    21978 93  65800 49    26177.26 27MAR00       146.29      .00 0     21979 93 65800 49    20126.29 27MAR00        112.48     .00
0    21980 93  65800       10063.14 27MAR00        56.24      .00 0     21981 92 60600 49     2011.30 28MAR00         10.35     .00
0    21982 93  65800 60    10061.33 28MAR00        56.23      .00 0     21983 93 65800 49    19116.53 28MAR00        106.83     .00
0    21984 93  67700      100631.04 28MAR00       578.61      .00 0     21985 92 62500 49     2011.65 28MAR00         10.68     .00
0    21986 93  65800       39397.51 28MAR00       220.17      .00 0     21987 93 65800      100591.05 21APR00        562.15     .00
0    21988 93  65800       27160.70 29MAR00       151.79      .00 0     21989 93 65800        2677.34 29MAR00         14.96     .00
0    21990 93  65800 60    10059.52 29MAR00        56.22      .00 0     21991 93 65800 60    10059.52 29MAR00         56.22     .00
0    21992 93  65800 60    10059.52 29MAR00        56.22      .00 0     21993 93 65800 60    10059.52 29MAR00         56.22     .00
0    21994 93  65800 60    10059.52 29MAR00        56.22      .00 0     21995 93 65800 60    10059.52 29MAR00         56.22     .00
0    21996 93  65800 60    10059.52 29MAR00        56.22      .00 0     21997 93 65800 60    10059.52 29MAR00         56.22     .00
0    21998 93  65800 60    10059.52 29MAR00        56.22      .00 0     21999 93 65800 60    10059.52 29MAR00         56.22     .00
0    22000 93  65800 60    10059.52 29MAR00        56.22      .00 0     22001 93 65800 60    10059.52 29MAR00         56.22     .00
0    22002 93  65800 60    10059.52 29MAR00        56.22      .00 0     22003 93 65800       10054.08 29MAR00         56.19     .00
0    22004 93  65800 60    10059.52 29MAR00        56.22      .00 0     22005 93 65800 60    10059.52 29MAR00         56.22     .00
0    22006 93  65800 60    10059.52 29MAR00        56.22      .00 0     22007 93 65800 60    14455.26 29MAR00         80.78     .00
0    22008 93  63000 60     5028.49 29MAR00        26.91      .00 0     22009 93 65800       12673.01 30MAR00         70.82     .00
0    22010 92  65800       15086.56 30MAR00        84.31      .00 0     22011 93 67700 88    41074.11 31MAR00        236.17     .00
0    22012 93  67700 88    14049.92 31MAR00        80.79      .00 0     22013 93 65800       28058.20 03APR00        156.80     .00
0    22014 92  66300 88     2010.17 03APR00        11.32      .00 0     22015 92 66300 88     2010.17 03APR00         11.32     .00
0    22016 92  64400 49    10049.40 03APR00        54.97      .00 0     22017 93 65800 88    10050.48 03APR00         56.17     .00
0    22018 92  64400 49    25123.51 03APR00       137.42      .00 0     22019 92 64400 49     2009.53 04APR00         10.99     .00
0    22020 92  64400 49    50238.19 04APR00       274.78      .00 0     22021 93 67700 49     2009.64 05APR00         11.56     .00
0    22022 93  67700 49     2009.64 05APR00        11.56      .00 0     22023 92 64400 49     6695.25 05APR00         36.62     .00
0    22024 93  65800 88     5866.53 05APR00        32.79      .00 0     22025 93 65800 88    40180.27 06APR00        224.55     .00
0    22026 92  64400 49    50211.73 07APR00       274.64      .00 0     22027 92 65800 49    25108.16 07APR00        140.32     .00
0    22028 92  64400 49     3674.09 07APR00        20.10      .00 0     22029 93 65800 88     2489.77 07APR00         13.91     .00
0    22030 92  66300 49    50190.73 10APR00       282.62      .00 0     22031 93 66300 88    50190.73 10APR00        282.62     .00
0    22032 93  66300 88    50190.73 10APR00       282.62      .00 0     22033 93 66300 88    50190.73 10APR00        282.62     .00
0    22034 92  00663 49    10000.38 10APR00          .56      .00 0     22035 92 66300 49    75286.09 10APR00        423.93     .00
0    22036 93  67700 88    75241.00 10APR00 1     432.63      .00 0     22037 92 64400 88     4136.04 11APR00         22.62     .00
0    22038 93  66300 49     3010.90 11APR00        16.95      .00 0     22039 92 66300 49    10036.33 11APR00         56.51     .00
0    22040 92  64400 49    93696.47 11APR00       512.48      .00 0     22041 92 64400 88     2007.06 11APR00         10.98     .00
0    22042 92  64400 88     2007.06 11APR00        10.98      .00 0     22043 92 64400 88     1324.66 11APR00          7.25     .00
0    22044 93  65880 88    20072.20 11APR00       112.31      .00 0     22045 92 64400 49    35356.86 12APR00        193.39     .00
0    22046 92  64400 49     2006.70 12APR00        10.98      .00 0     22047 92 64400 49     2006.70 12APR00         10.98     .00
0    22048 93  67700 88     6373.03 12APR00        36.64      .00 0     22049 93 65800 88     5016.22 13APR00         28.03     .00
0    22050 92  66300 49   200653.92 13APR00      1129.87      .00 0     22051 92 66300 49    60890.73 14APR00        342.87     .00
0    22052 92  64400 49    10029.99 14APR00        54.86      .00 0     22053 92 66300 49     7021.62 14APR00         39.54     .00
0    22054 92  64400 49    16471.63 14APR00        90.09      .00 0     22055 92 64400 49     5015.00 14APR00         27.43     .00
0    22056 92  66300 49     2006.18 14APR00        11.30      .00 0     22057 92 66300 49    67827.42 28APR00        381.93     .00
0    22058 92  66300 49     8732.99 14APR00        49.18      .00 0     22059 92 66300 49     8732.99 14APR00         49.18     .00

INST  75P BRANCH  50  SEQ-TYPE    95                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 179

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    22060 92  66300 49   100308.79 14APR00       564.83      .00 0     22061 92 66300 49    51213.87 17APR00        288.38     .00
0    22062 93  67700 88     4446.04 19APR00        25.56      .00 0     22064 92 64400 46     2004.94 17APR00         10.97     .00
0    22065 93  66500 49     7425.93 17APR00        41.94      .00 0     22066 93 65800 88    61000.00 17APR00 1      340.90     .00
0    22067 92  64400 49     2405.79 17APR00        13.16      .00 0     22068 93 66300 88    51568.78 18APR00        290.38     .00
0    22069 93  65800 46    20000.00 18APR00 1     111.77      .00 0     22070 92 64400 49    15389.40 19APR00         84.17     .00
0    22071 92  64400 88    22046.58 19APR00       120.59      .00 0     22072 92 66300 49    40087.19 19APR00        225.73     .00
0    22073 92  64400 49    16031.05 20APR00        87.68      .00 0     22074 93 67700 33    24750.39 20APR00        142.31     .00
0    22075 93  67700 88    75503.48 20APR00       434.13      .00 0     22076 92 64400 49    19036.88 20APR00        104.12     .00
0    22077 92  66300 49    95172.56 21APR00       535.91      .00 0     22078 93 65800 88    46464.54 21APR00        259.67     .00
0    22079 93  67700 88    74638.18 21APR00       429.16      .00 0     22080 92 64400 60    36443.35 21APR00        199.33     .00
0    22081 92  67700 88   100057.58 21APR00 1     575.32      .00 0     22082 93 65800 88     2813.87 24APR00         15.73     .00
0    22083 93  65800 88     2813.87 24APR00        15.73      .00 0     22084 93 67700 88    21711.66 24APR00        124.84     .00
0    22085 92  66300 49    15754.29 24APR00        88.71      .00 0     22086 92 64400 63    28337.06 24APR00        154.99     .00
0    22087 93  67700 88     2449.23 24APR00        14.08      .00 0     22088 93 67700 88    2920.88  24APR00         16.79     .00
0    22089 93  67700 88    15034.82 24APR00        86.45      .00 0     22090 93 67700 88   13019.81  25APR00         74.86     .00
0    22091 92  64400 49    10010.59 25APR00        54.75      .00 0     22092 92 66300 49   70076.29  25APR00        394.60     .00
0    22093 92  64400 49    20021.17 25APR00       109.51      .00 0     22094 93 65800      10010.82  25APR00         55.95     .00
0    22095 92  64400 49    15013.23 26APR00        82.12      .00 0     22096 93 65800 88   99089.24  26APR00 1      553.76     .00
0    22097 92  64400 49     2001.76 26APR00        10.95      .00 0     22099 93 65800 88    5878.24  26APR00         32.85     .00
0    22100 92  67700 88    17181.47 27APR00        98.79      .00 0     22101 93 67700 88   54040.06  27APR00        310.72     .00
0    22102 93  67700 88     5033.98 28APR00        28.94      .00

BRANCH TOTAL        NBR ACCTS       2,885    CURRENT BALANCE          71,623,350.43     ANTIC INTEREST       308,744.09
                                                                             482.39     50-95-21513

                                                                             510.62     50-95-21533

                                                                      71,622,357.42     earnings transfers that rejected and were
                                                                                        manually posted 5/2/00

INST  75P BRANCH  60  SEQ-TYPE    6                    SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 180

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        2 01  00000 38         .01 18MAY99          .00      .00 0         3 03 39300        1923.32 27APR00 1         .00     .00
0        6 03  39300       49866.04 15APR00          .00      .00 0        10 03 39300        1824.94 07JUN99           .00     .00
0       13 03  39300        5774.11 02FEB99          .00      .00 0        17 03 39300         539.50 06APR00           .00     .00
0       18 03  39300         454.45 08SEP99          .00      .00 0        20 03 39300         870.76 20JAN00           .00     .00
0       21 03  39300         548.72 20JAN00          .00      .00 0        22 03 39300         548.73 20JAN00           .00     .00
0       23 03  39300         518.15 20JAN00          .00      .00 0        24 03 39300        1340.22 05APR00           .00     .00
0       26 03  39300          21.71 10MAR99          .00      .00 0        28 03 39300        1486.66 05APR00           .00     .00
0       32 03  39300      134245.84 13MAR00          .00      .00 0        36 03 39300       82198.80 01OCT99           .00     .00
0       37 03  39300            .18 01SEP98          .00      .00 0        39 03 39300 23       73.58 07JUL99           .00     .00
0       41 03  39300 64     6696.72 18APR00          .00      .00 0        43 03 39300       11725.71 27APR00           .00     .00
0       45 03  39300            .76 08JAN99          .00      .00 0        46 03 39300        1973.62 18APR00           .00     .00
0       47 03  39300         108.61 29JUL99          .00      .00 0        50 03 39300       14450.23 15MAR00           .00     .00
0       52 03  39300        5582.12 03DEC99          .00      .00 0        58 03 39300         347.81 07FEB00           .00     .00
0       60 03  39300         723.69 20APR00          .00      .00 0        62 03 39300        2152.64 28APR00           .00     .00
0       63 03  39300        3190.42 21SEP98          .00      .00 0        64 03 39300        2507.03 21APR00           .00     .00
0       65 03  39300            .15 04DEC98          .00      .00 0        69 03 39300          26.11 04JUN99           .00     .00
0       70 03  39300           3.59 28JUN99          .00      .00 0        71 03 39300         267.30 18OCT99           .00     .00
0       76 03  39300          72.95 24APR00          .00      .00 0        77 03 39300       21234.43 27APR00           .00     .00
0       79 03  39300       10602.20 13NOV98          .00      .00 0        81 03 39300       52982.47 18NOV98           .00     .00
0       83 03  39300         743.65 27APR00          .00      .00 0        86 03 39300        2118.59 26JUL99           .00     .00
0       87 03  39300           2.21 06JAN99          .00      .00 0        88 03 39300           3.40 26FEB99           .00     .00
0       92 03  39300            .20 20MAR00          .00      .00 0        94 03 39300        1915.85 28FEB00           .00     .00
0       95 03  39300         143.03 20JAN00          .00      .00 0     20034 02 48900         305.06 09FEB99           .00     .00
0    20050 00  39300        6747.01 24FEB00          .00      .00 0     20076 02 48900         472.73 18APR00           .00     .00
0    20109 03  39300            .58 14AUG99          .00      .00 0     20111 03 39300        1957.14 17APR00           .00     .00
0    20113 02  48900          21.02 20APR99          .00      .00 0     20114 02 48900          21.02 20APR99           .00     .00
0    20115 02  48900          80.92 14APR00          .00      .00 0     20116 02 48900          80.92 14APR00           .00     .00
0    20117 02  48900         228.10 10FEB00          .00      .00 0     20118 02 48900         230.64 10FEB00           .00     .00
0    20120 03  39300       22106.79 29APR99          .00      .00 0     20123 02 48900        3355.27 08SEP99           .00     .00
0    20124 03  39300           3.90 28APR00          .00      .00 0     20137 03 39300          14.25 19APR00           .00     .00
0    20143 03  39300         125.65 28APR00          .00      .00 0     20157 03 39300        2480.26 30JUN99           .00     .00
0    20161 03  39300 60     2205.82 02JUL99          .00      .00 0     20186 03 39300        1650.13 19JUL99           .00     .00
0    20216 03  39300        2147.19 30JUL99          .00      .00 0     20313 03 39300        2048.90 27AUG99           .00     .00
0    20314 03  39300           3.58 03DEC99          .00      .00 0     20315 03 39300        3269.38 20JAN00           .00     .00
0    20318 03  39300        2069.18 31DEC99          .00      .00 0     20319 03 39300           2.31 11JAN00           .00     .00
0    20323 02  48900        4922.25 27APR00          .00      .00 0     20354 03 39300        6843.24 28APR00           .00     .00
0    20381 02  48900         103.01 22SEP99          .00      .00 0     20402 02 48900         416.58 07APR00           .00     .00
0    20454 02  48900          25.60 04NOV99          .00      .00 0     20455 02 48900          25.60 04NOV99           .00     .00
0    20459 03  39300 89      101.79 18NOV99          .00      .00 0     20494 02 48900         202.31 20MAR00           .00     .00
0    20498 02  48900         456.36 18JAN00          .00      .00 0     20503 02 48900         304.16 19JAN00           .00     .00
0    20505 02  48900          50.65 25JAN00          .00      .00 0     20506 02 48900          50.65 25JAN00           .00     .00
0    20507 02  48900          50.65 25JAN00          .00      .00 0     20508 02 48900         202.58 26JAN00           .00     .00
0    20521 02  48900        1186.48 03APR00          .00      .00 0     20524 02 48900         129.52 03MAR00           .00     .00
0    20550 02  48900 88       50.17 06APR00          .00      .00 0     20551 02 48900 88       50.17 06APR00           .00     .00
0    20557 03  39300 88      790.32 10APR00          .00      .00

INST  75P BRANCH  60  SEQ-TYPE    16                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 181

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 10  00000 38         .01 17MAY99          .00      .00 0         2 12 00000 38         .01 17MAY99           .00     .00
0        3 17  00000 38         .00 17MAY99          .00      .00 0         4 19 00000 38         .01 17MAY99           .00     .00
0    10000 14  00000          37.00 28FEB00          .00      .00 0     10001 18 29600        3937.45 28APR00         10.04     .00
0    10002 18  29600         134.47 21APR00          .19      .00 0     10003 18 29600           2.17 24APR00           .05     .00
0    i0000 11  27200         206.79 28APR00         4.44      .00 0     10007 16 53700        5656.24 03JAN00         19.14     .00
0    10008 16  53700        1048.50 28APR00         3.70      .00 0     10009 16 53700        5817.77 24APR00         17.84     .00
0    10010 16  53700       27374.66 29FEB00        92.63      .00 0     10011 19 39300         141.06 26APR00           .81     .00
0    10012 16  53700      121000.14 13APR00       402.85      .00 0     10013 16 53700        5167.69 13APR00         18.64     .00
0    10014 16  53700        7555.92 17APR00        32.19      .00 0     10015 16 53700       84069.72 28APR00        328.62     .00
0    10016 16  53700       99048.61 22DEC99       335.16      .00 0     10017 18 29600 77     1297.94 10MAR00          2.42     .00
0    10018 16  53700       99246.02 08NOV99       335.83      .00 0     10019 16 53700       22355.14 10APR00         76.82     .00
0    10020 16  53700       53413.58 28APR00       114.37      .00 0     10022 16 53700       16467.11 16AUG99         38.76     .00
0    10024 11  27200 64     5815.06 27APR00        16.02      .00 0     10025 18 29600        4756.13 12APR00          6.17     .00
0    10026 16  53700       11400.32 25OCT99        26.84      .00 0     10027 16 53700        1723.10 03APR00          4.06     .00
0    10028 16  53700        2133.10 15APR00         5.02      .00 0     10029 16 53700       19293.61 15APR00         45.42     .00
0    10030 16  53700       87242.36 14APR00       205.37      .00 0     10031 16 53700       56478.95 25APR00        125.59     .00
0    10032 16  53700        5002.12 24APR00         9.39      .00 0     10033 19 39300           8.97 15FEB00           .02     .00
0    10034 14  00000         103.66 04SEP99          .00      .00 0     10035 16 53700        2618.20 20APR00          6.76     .00
0    10037 16  53700       28016.93 07APR00        65.95      .00 0     10038 11 27200        3086.58 26APR00          5.07     .00
0    10039 16  53700       29831.60 31MAR00        70.22      .00 0     10040 16 53700        5861.85 26APR00          7.77     .00
0    10041 16  53700       13681.18 02MAR00        18.12      .00 0     10042 16 53700       14079.43 16FEB00         18.64     .00
0    10043 16  53700        7874.70 26JAN00        10.43      .00 0     10044 15 00000        1880.00 18NOV99           .00     .00
0    10045 16  53700       23774.83 20DEC99        31.48      .00 0     10046 16 53700       19469.02 13APR00         25.78     .00
0    10047 16  53700        6119.85 18APR00         8.10      .00 0     10048 16 53700        8006.87 29APR00         10.68     .00
0    10049 16  53700        8588.42 14APR00        11.37      .00 0     10050 16 53700      103827.28 28FEB00        137.48     .00
0    10051 16  53700       24972.51 17FEB00        33.07      .00 0     10054 16 53700       19582.04 03FEB00         25.93     .00
0    10055 16  53700       13827.95 25APR00        18.72      .00 0     10056 16 53700       13310.03 26APR00         45.72     .00
0    10058 16  53700       31626.19 18FEB00        41.88      .00 0     10059 16 53700       20380.21 15FEB00         26.99     .00
0    10060 16  53700       16942.50 14FEB00         4.99      .00 0     10062 16 53700        7481.44 26APR00          2.20     .00
0    10063 11  27200          17.68 29APR00          .00      .00 0     10064 16 53700         603.31 18APR00           .18     .00
0    10065 16  53700       38109.53 23MAR00        11.21      .00 0     10066 16 53700      119543.00 24APR00         35.18     .00
0    10067 16  53700       17877.44 13APR00         5.26      .00 0     10068 16 53700        7905.43 05APR00          2.33     .00
0    10069 16  53700        1918.58 01FEB00          .56      .00 0     10070 16 53700      364053.84 19APR00        107.12     .00
0    10073 16  53700       10845.55 27APR00         3.19      .00 0     10074 16 53700 64    27361.13 04FEB00          8.05     .00
0    10075 16  53700        1393.60 21APR00          .41      .00 0     10076 16 53700        2011.05 05APR00           .59     .00
0    10077 16  53700        6086.21 10FEB00         1.79      .00 0     10078 16 53700       17468.14 19APR00          5.14     .00
0    10079 16  53700        9430.27 11JUN99         2.77      .00 0     10080 16 53700       20965.32 21APR00           .00     .00
0    10081 15  00000        2014.00 05APR00          .00      .00 0     10082 16 53700       70122.38 28APR00           .00     .00
0    10083 16  53700        1829.39 18APR00          .00      .00 0     10084 16 53700        1739.17 28APR00           .00     .00
0    10085 16  00000           3.68 24MAR00          .00      .00 0     10086 11 27200        1219.58 28APR00           .00     .00
0    10087 16  53700         254.06 04JAN00          .00      .00 0     10088 16 53700        2645.83 04JAN00           .00     .00
0    10089 16  53700      146487.46 14APR00          .00      .00 0     10091 16 53700       11649.92 10MAR00           .00     .00
0    10092 16  00000           2.58 13AUG99          .00      .00 0     10093 16 53700       23295.48 27APR00           .00     .00
0    10094 16  53700        3234.89 24JAN00          .00      .00 0     10096 16 53700       49658.98 19APR00           .00     .00
0    10097 16  53700      100710.24 11APR00          .00      .00 0     10098 16 53700       46149.33 11FEB00           .00     .00
0    10100 11  27200        4544.38 19APR00         8.50      .00 0     10101 16 53700       10935.28 18JAN00         37.00     .00
0    10102 16  53700        3813.88 18APR00        15.26      .00 0     10103 16 53700       10693.58 15JUN99         36.19     .00
0    10104 16  53700        6025.21 19APR00        26.05      .00 0     10105 16 53700       28737.80 08MAR00         97.24     .00
0    10106 11  27200        1353.15 29APR00         1.66      .00 0     10107 16 53700       11841.93 28APR00         53.90     .00
0    10108 16  53700        1127.19 28APR00         1.04      .00 0     10109 11 27200 89     3464.12 18APR00          3.73     .00
0    10110 16  53700         618.38 10APR00         1.91      .00 0     10111 16 53700        7341.63 01FEB00         24.84     .00
0    10113 16  53700       33031.51 31DEC99       111.77      .00 0     10114 16 53700         322.33 10MAR00          1.09     .00
0    10115 16  53700      112620.51 16AUG99       381.09      .00 0     10116 16 53700       15947.43 17MAR00         53.96     .00
0    10117 16  53700       37650.30 22MAR00       127.40      .00 0     10118 16 53700        7475.54 14APR00        450.56     .00

INST  75P BRANCH  60  SEQ-TYPE    16                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 182

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10119 16  53700        1079.76 15MAR00         2.54      .00 0     10120 16 53700        1058.30 07MAR00          2.49     .00
0    10121 16  53700 64    28569.60 05JAN00        67.25      .00 0     10122 16 53700       20407.39 15JUL99         48.04     .00
0    10124 16  53700        2337.41 20MAR00         5.50      .00 0     10125 16 53700        1474.03 04APR00          3.47     .00
0    10126 16  53700       98809.76 04APR00       232.60      .00 0     10128 16 53700      162721.93 28APR00        402.17     .00
0    10129 16  53700       21112.67 22MAR00        49.70      .00 0     10130 16 53700       19518.88 27APR00         42.60     .00
0    10131 16  53700       73199.30 03APR00       172.31      .00 0     10133 16 53700       68492.18 17APR00        165.94     .00
0    10134 16  53700       66596.96 01OCT99       156.77      .00 0     10135 16 53700       34472.07 21APR00         86.08     .00
0    10136 16  53700       11439.84 13APR00        25.08      .00 0     10138 16 53700        4400.38 17APR00         10.51     .00
0    10139 16  53700       31386.38 28FEB00        73.88      .00 0     10140 16 53700       35028.63 26APR00         46.50     .00
0    10141 16  53700      104104.06 23JUL99       137.85      .00 0     10142 16 53700      104104.06 23JUL99        137.85     .00
0    10143 16  53700       47642.81 26APR00        66.13      .00 0     10144 16 53700        1133.75 19APR00          1.50     .00
0    10145 16  53700        2024.22 10MAR00         2.68      .00 0     10146 16 53700       16543.09 06APR00         21.90     .00
0    10147 16  53700        5408.05 14FEB00         7.16      .00 0     10148 16 53700      123540.48 19APR00        163.58     .00
0    10149 16  53700       63502.52 18APR00        84.08      .00 0     10150 16 53700       14767.04 02MAR00         19.55     .00
0    10151 19  39300        1385.71 31MAR00         1.34      .00 0     10152 16 53700        1460.26 18JAN00          1.93     .00
0    10153 16  53700       40829.97 26APR00        55.18      .00 0     10154 16 53700       34662.37 03DEC99         45.90     .00
0    10155 16  53700        9455.89 31MAR00        12.52      .00 0     10157 16 53700        5648.88 18APR00          7.48     .00
0    10160 16  53700       41397.39 28APR00        12.18      .00 0     10161 16 53700       45616.01 05OCT99         13.42     .00
0    10162 16  00000          29.62 04APR00          .00      .00 0     10163 16 53700       23730.80 17NOV99          6.98     .00
0    10164 16  53700       50594.31 13MAR00        14.89      .00 0     10165 16 53700        7611.26 07APR00          2.24     .00
0    10166 16  53700      118371.81 20DEC99        34.83      .00 0     10167 16 53700       52029.15 02AUG99         15.31     .00
0    10168 16  53700        6243.48 02AUG99         1.84      .00 0     10169 16 53700        5712.33 28APR00          1.68     .00
0    10170 16  53700        3263.05 26APR00          .96      .00 0     10171 11 27200 64      535.54 28APR00           .08     .00
0    10172 16  53700       73471.58 06APR00        21.62      .00 0     10173 15 00000        1178.30 16MAR00           .00     .00
0    10174 11  27200        1293.62 05APR00          .19      .00 0     10175 16 53700       50781.38 13APR00         14.94     .00
0    10177 16  53700       21172.97 21APR00         6.23      .00 0     10178 16 53700       26246.54 20MAR00          7.72     .00
0    10179 16  53700       94615.96 01DEC99        27.84      .00 0     10180 16 53700       13928.35 24DEC99           .00     .00
0    10181 16  53700        7683.47 26AUG99          .00      .00 0     10182 16 53700       35978.77 19APR00           .00     .00
0    10183 16  53700        6637.42 03AUG99          .00      .00 0     10184 16 53700       19689.36 28FEB00           .00     .00
0    10185 16  53700       44511.40 28APR00          .00      .00 0     10186 16 53700       60524.21 04AUG99           .00     .00
0    10187 16  53700        7331.92 05APR00          .00      .00 0     10188 16 53700         785.92 17APR00           .00     .00
0    10190 16  53700       25817.97 10MAR00          .00      .00 0     10191 16 53700        2845.55 15FEB00           .00     .00
0    10192 16  53700        1040.42 05AUG99          .00      .00 0     10193 16 53700        5480.01 23SEP99           .00     .00
0    10194 16  53700       15398.97 26APR00          .00      .00 0     10196 16 53700       14738.51 25FEB00           .00     .00
0    10197 16  53700        3891.37 06DEC99          .00      .00 0     10198 16 53700       62389.33 09AUG99           .00     .00
0    10199 16  53700       10385.86 18AUG99          .00      .00 0     10201 16 53700       22063.67 20AUG99         74.66     .00
0    10202 19  39300        1603.23 26APR00         4.21      .00 0     10203 16 53700       43005.96 14OCT99        145.53     .00
0    10204 16  53700        1969.16 10APR00         7.40      .00 0     10209 16 53700       44973.38 13MAR00        152.18     .00
0    10210 16  53700       54112.78 21APR00       228.97      .00 0     10211 16 53700       58808.59 27APR00        263.68     .00
0    10212 16  53700        6113.73 03MAR00        20.69      .00 0     10213 16 53700       68587.66 26APR00        245.07     .00
0    10214 16  53700        6868.21 13AUG99        23.24      .00 0     10215 16 53700       65322.67 16MAR00        221.04     .00
0    10216 16  53700       77677.98 13AUG99       262.85      .00 0     10217 16 53700         784.83 16FEB00          2.66     .00
0    10218 15  00000          13.14 06DEC99          .00      .00 0     10219 16 53700       19288.40 07APR00         65.27     .00
0    10221 16  53700       95260.30 19JAN00       224.24      .00 0     10222 16 53700        3042.69 05APR00          7.16     .00
0    10224 16  53700      131000.54 27APR00       317.20      .00 0     10225 16 53700       43401.36 28SEP99        102.17     .00
0    10226 16  53700        2409.12 13MAR00         5.67      .00 0     10227 16 53700       46406.43 04OCT99        109.24     .00
0    10228 16  53700        2383.19 17AUG99         5.61      .00 0     10229 16 53700       18898.26 30MAR00         44.49     .00
0    10230 11  27200        1894.58 28APR00         3.84      .00 0     10231 16 53700        4013.37 31MAR00          9.45     .00
0    10232 16  53700       15297.35 14APR00        36.01      .00 0     10233 16 53700       37889.24 28APR00         90.61     .00
0    10235 16  53700         296.21 30MAR00          .70      .00 0     10236 16 53700       50927.93 10DEC99        119.88     .00
0    10237 16  53700       26713.28 14MAR00        62.88      .00 0     10238 16 53700       23000.00 20APR00         54.46     .00
0    10239 16  53700       99449.98 24APR00       238.21      .00 0     10240 16 53700         388.26 23NOV99           .51     .00
0    10241 16  53700       92265.63 08OCT99       122.17      .00 0     10242 16 53700       19468.93 28APR00         27.25     .00
0    10243 16  53700       15021.08 18JAN00        19.89      .00 0     10244 16 00000          73.46 13APR00           .00     .00

INST  75P BRANCH  60  SEQ-TYPE    16                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 183

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10245 16  53700        9487.80 26APR00        12.21      .00 0     10246 16 53700        9143.83 28APR00         12.11     .00
0    10247 16  53700         112.68 24JAN00          .15      .00 0     10248 19 39300        1866.85 28APR00          1.69     .00
0    10249 16  53700       93000.00 24APR00       123.15      .00 0     10250 11 27200         279.80 24APR00           .18     .00
0    10252 16  53700        8839.30 20AUG99        11.70      .00 0     10253 16 53700        8839.30 20AUG99         11.70     .00
0    10254 16  53700        8839.30 20AUG99        11.70      .00 0     10255 16 53700       18941.76 15MAR00         25.08     .00
0    10256 16  53700       27628.29 23AUG99        36.58      .00 0     10257 16 53700       97413.52 23AUG99        128.99     .00
0    10258 16  53700         168.99 20MAR00          .22      .00 0     10259 16 53700      103631.40 23AUG99        137.22     .00
0    10261 16  53700       35163.89 13APR00        10.35      .00 0     10262 16 53700       10220.75 13MAR00          3.01     .00
0    10263 16  53700  `    14402.33 26APR00         4.24      .00 0     10264 16 53700      124436.89 03SEP99         36.62     .00
0    10265 14  00000           1.53 21APR00          .00      .00 0     10266 16 53700       20602.95 10JAN00          6.06     .00
0    10267 16  53700       93289.23 26AUG99        27.45      .00 0     10268 11 27200        1233.54 24APR00           .18     .00
0    10269 15  00000         176.08 28JAN00          .00      .00 0     10270 16 53700      348426.41 24APR00        102.52     .00
0    10271 16  53700        6292.44 19NOV99         1.85      .00 0     10272 16 53700        2581.87 28APR00           .76     .00
0    10274 16  53700      471098.27 01FEB00       138.62      .00 0     10275 16 53700       16480.87 03FEB00          4.85     .00
0    10276 16  53700       12414.05 29APR00         3.65      .00 0     10277 16 53700       91106.49 11APR00         26.81     .00
0    10278 16  53700        1648.83 30MAR00          .49      .00 0     10279 16 53700         408.20 27SEP99           .12     .00
0    10280 16  53700      103642.22 25OCT99          .00      .00 0     10282 16 53700       36195.94 26APR00           .00     .00
0    10283 16  53700      149901.20 03MAR00          .00      .00 0     10284 16 53700       10119.14 29FEB00           .00     .00
0    10286 16  53700         965.26 28JAN00          .00      .00 0     10287 16 53700       63859.30 15SEP99           .00     .00
0    10288 11  27200        6481.60 28APR00          .00      .00 0     10289 16 53700         180.02 03FEB00           .00     .00
0    10290 16  53700       33771.54 22MAR00          .00      .00 0     10291 16 53700 89    11967.62 18APR00           .00     .00
0    10293 16  53700       10361.64 02SEP99          .00      .00 0     10294 16 53700        9923.17 26APR00           .00     .00
0    10295 16  53700        7321.63 18APR00          .00      .00 0     10296 16 53700        8582.01 20APR00           .00     .00
0    10297 16  53700        4144.65 02SEP99          .00      .00 0     10298 16 53700        1422.88 22FEB00           .00     .00
0    10299 16  53700       39709.17 18FEB00          .00      .00 0     10300 10 00000           4.00 15APR00           .01     .00
0    10301 16  53700       20650.35 03SEP99        69.88      .00 0     10302 15 00000        4669.94 18APR00           .00     .00
0    10303 16  53700       13864.74 13APR00        47.04      .00 0     10304 11 27200        3982.06 24MAR00          6.83     .00
0    10305 16  53700        3073.16 22DEC99        10.40      .00 0     10306 16 53700       84609.91 21MAR00        286.31     .00
0    10307 16  53700       51595.55 07SEP99       174.59      .00 0     10308 16 53700       18128.07 19APR00         62.96     .00
0    10309 16  53700        1950.97 27APR00        17.33      .00 0     10310 16 53700        2518.96 28APR00         11.76     .00
0    10311 16  53700        2092.81 07APR00         7.08      .00 0     10312 16 53700         282.11 02MAR00           .95     .00
0    10313 16  53700        9509.03 28APR00        33.66      .00 0     10314 16 53700       49527.50 02MAR00        167.59     .00
0    10315 16  53700       43557.21 09SEP99       147.39      .00 0     10316 16 53700        4584.02 26APR00         16.54     .00
0    10317 16  53700        1680.99 23MAR00         5.69      .00 0     10319 16 53700        5154.91 07APR00         17.44     .00
0    10320 16  53700       25071.67 04OCT99        59.02      .00 0     10321 10 29600 89     7035.01 17APR00         10.56     .00
0    10322 16  53700       53613.42 20MAR00       126.20      .00 0     10323 16 53700       25880.85 10APR00         60.92     .00
0    10324 10  29600         101.64 28SEP99          .13      .00 0     10325 16 53700       46285.20 29FEB00        108.95     .00
0    10326 16  53700        2424.68 23MAR00         5.71      .00 0     10327 16 53700       40368.81 14SEP99         95.03     .00
0    10328 16  53700        2474.17 27APR00         5.06      .00 0     10329 16 53700       10547.61 15MAR00         24.83     .00
0    10330 16  53700        7310.61 15SEP99        17.21      .00 0     10331 16 53700       27154.45 26APR00         63.49     .00
0    10332 14  00000           9.80 10DEC99          .00      .00 0     10333 16 53700       27435.36 28APR00         56.00     .00
0    10334 16  53700        2547.45 25APR00         5.51      .00 0     10335 16 53700       10314.59 17SEP99         24.28     .00
0    10336 15  00000       36932.00 28APR00          .00      .00 0     10337 16 53700        2821.92 21JAN00          6.64     .00
0    10338 19  39300        1584.88 28APR00         1.84      .00 0     10339 16 53700        7526.08 20SEP99          9.97     .00
0    10340 16  53700        2021.24 24APR00         2.97      .00 0     10341 16 53700        6971.47 21APR00          9.23     .00
0    10342 16  53700       22279.24 22MAR00        29.50      .00 0     10343 16 53700       71386.12 27APR00        105.27     .00
0    10344 16  53700        3902.93 03NOV99         5.17      .00 0     10345 11 27200         254.00 22SEP99           .17     .00
0    10346 16  53700        4013.98 05APR00         5.31      .00 0     10347 16 53700      101349.78 24SEP99        134.20     .00
0    10348 16  53700       20111.33 28APR00        26.28      .00 0     10349 16 53700        5108.36 27SEP99          6.76     .00
0    10350 16  53700        2167.93 26APR00         3.17      .00 0     10351 16 00000          29.81 17MAR00           .00     .00
0    10352 16  53700      139475.36 19APR00       184.68      .00 0     10354 16 53700        1142.75 28APR00          7.17     .00
0    10355 16  53700         275.17 20JAN00          .36      .00 0     10356 16 53700       24973.85 19APR00         33.07     .00
0    10357 16  53700       21489.51 21APR00        28.45      .00 0     10358 16 53700 64    41981.73 20APR00         55.59     .00
0    10359 16  53700 64    68006.44 27APR00        89.30      .00 0     10360 16 53700        1081.12 18FEB00           .32     .00

INST  75P BRANCH  60  SEQ-TYPE    16                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 184

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10361 16  53700        2882.34 17APR00          .85      .00 0     10362 16 53700        5942.87 17APR00          1.75     .00
0    10363 16  53700       10767.51 10APR00         3.17      .00 0     10364 16 53700       24146.15 28APR00          7.10     .00
0    10365 10  29600        1472.74 24APR00          .24      .00 0     10367 16 53700 51    97887.85 08OCT99         28.80     .00
0    10368 16  53700       58281.82 08OCT99        17.15      .00 0     10369 16 53700       61863.69 08FEB00         18.20     .00
0    10370 16  53700       99491.02 28APR00        29.27      .00 0     10371 16 53700        5805.83 20APR00          1.71     .00
0    10372 11  27200        6090.11 28APR00          .91      .00 0     10373 16 53700       61747.85 13DEC99         18.17     .00
0    10374 16  53700       43706.63 02DEC99        12.86      .00 0     10375 16 53700       56671.93 08OCT99         16.68     .00
0    10376 16  53700       25015.37 23DEC99         7.36      .00 0     10377 16 53700        9573.55 25APR00          2.82     .00
0    10378 16  53700        1072.49 29DEC99          .32      .00 0     10379 16 53700        4836.10 10APR00          1.42     .00
0    10380 16  53700        2784.48 04FEB00          .00      .00 0     10381 11 27200        1418.03 28APR00           .00     .00
0    10382 16  53700       99767.53 14OCT99          .00      .00 0     10383 16 53700       27127.21 07MAR00           .00     .00
0    10384 16  53700       23352.63 29DEC99          .00      .00 0     10385 16 53700         428.40 17APR00           .00     .00
0    10386 16  53700         387.64 07APR00          .00      .00 0     10387 16 53700        1104.45 09MAR00           .00     .00
0    10388 16  53700       40348.19 20DEC99          .00      .00 0     10389 14 00000         373.63 26APR00           .00     .00
0    10390 16  53700        8754.07 05APR00          .00      .00 0     10391 14 00000         100.00 18OCT99           .00     .00
0    10392 15  00000          40.00 03APR00          .00      .00 0     10393 16 53700       12090.58 28APR00           .00     .00
0    10394 16  53700       10354.14 17FEB00          .00      .00 0     10395 16 53700       43648.07 19APR00           .00     .00
0    10396 16  53700       10321.00 27OCT99          .00      .00 0     10397 16 53700        8386.88 31JAN00           .00     .00
0    10398 14  00000          16.42 25APR00          .00      .00 0     10399 16 53700         197.18 21APR00           .00     .00
0    10400 16  53700       21415.20 28MAR00        28.36      .00 0     10401 16 53700      100402.77 26OCT99        339.75     .00
0    10402 16  53700         907.38 09MAR00         3.07      .00 0     10403 16 53700        8131.96 21APR00         27.04     .00
0    10405 19  39300         123.07 24APR00         2.27      .00 0     10406 16 53700       20487.35 27OCT99         69.33     .00
0    10407 16  53700       61453.01 28OCT99       207.95      .00 0     10408 16 53700       62620.65 10APR00        211.76     .00
0    10409 10  00000          38.53 28FEB00          .00      .00 0     10410 16 53700       13873.14 14APR00         18.37     .00
0    10411 15  00000        3017.78 14APR00          .00      .00 0     10412 16 53700       21045.15 13APR00         71.51     .00
0    10413 16  53700       26204.54 01NOV99        88.67      .00 0     10414 11 27200         174.97 12NOV99         20.37     .00
0    10415 16  53700        1015.18 18APR00         3.45      .00 0     10416 16 53700       11824.58 17APR00         41.79     .00
0    10417 16  53700       14408.51 10APR00        46.00      .00 0     10418 16 53700        5115.81 04NOV99         17.31     .00
0    10419 18  29600         628.53 10MAR00         1.17      .00 0     10420 16 53700       14225.98 28APR00         33.11     .00
0    10421 16  53700        5724.12 05NOV99        13.47      .00 0     10422 16 53700       11795.61 15NOV99         27.77     .00
0    10423 16  53700       54000.95 21MAR00       127.12      .00 0     10424 16 53700        2212.22 03APR00          5.21     .00
0    10425 16  53700        7899.49 05NOV99        18.60      .00 0     10426 16 53700       22316.93 02FEB00         52.53     .00
0    10427 16  53700       97229.14 09NOV99       228.87      .00 0     10428 16 53700        1535.19 09NOV99          3.61     .00
0    10429 16  53700       74340.44 20APR00       125.32      .00 0     10430 16 53700       69242.64 10NOV99        163.00     .00
0    10431 16  53700       10152.65 24FEB00        23.90      .00 0     10432 16 53700        6138.07 12NOV99         14.45     .00
0    10433 16  53700       57537.54 15NOV99       135.44      .00 0     10434 16 53700       51399.59 15NOV99        120.99     .00
0    10435 16  53700       45249.17 22MAR00       106.52      .00 0     10436 16 53700       11016.87 24APR00         37.59     .00
0    10437 16  53700       32047.25 23MAR00        75.44      .00 0     10438 16 53700      167803.85 24MAR00        395.01     .00
0    10440 16  53700      113034.74 27APR00        67.28      .00 0     10441 16 53700        3917.23 27APR00          6.44     .00
0    10442 16  53700 89    29156.01 19NOV99        38.61      .00 0     10443 16 53700        2233.35 07APR00          2.96     .00
0    10444 16  53700        9354.34 13APR00        12.39      .00 0     10445 16 53700 89    10127.84 19NOV99         13.41     .00
0    10446 16  53700       40902.52 22NOV99        54.16      .00 0     10447 16 53700        8307.08 12APR00         11.00     .00
0    10448 16  53700       44595.10 22NOV99        59.05      .00 0     10449 16 53700       30498.68 29FEB00         40.38     .00
0    10450 16  53700       14203.66 20APR00        18.81      .00 0     10451 16 53700        1907.67 09DEC99          2.53     .00
0    10452 16  53700       87449.40 21MAR00       115.79      .00 0     10453 16 53700        1226.35 26NOV99          1.62     .00
0    10455 16  53700        1012.52 15MAR00         1.34      .00 0     10456 16 53700       73782.46 10FEB00         97.70     .00
0    10458 16  53700        3472.63 30NOV99         4.60      .00 0     10459 16 53700        2793.52 18APR00          3.70     .00
0    10460 14  00000         500.00 30NOV99          .00      .00 0     10461 16 53700        3404.14 01DEC99          1.00     .00
0    10462 16  53700        2800.41 17APR00          .82      .00 0     10463 16 53700        4171.00 21APR00          1.23     .00
0    10464 19  39300          56.64 21APR00          .01      .00 0     10465 16 53700      102106.41 09DEC99         30.04     .00
0    10466 16  53700       12383.21 20APR00         3.64      .00 0     10468 16 53700        5672.74 13DEC99          1.67     .00
0    10469 16  53700        3401.04 13DEC99         1.00      .00 0     10470 16 53700       24483.96 15DEC99          7.20     .00
0    10471 15  00000        2197.93 27APR00          .00      .00 0     10472 18 29600        1534.94 28APR00           .25     .00
0    10473 11  27200        1769.53 28APR00          .26      .00 0     10474 19 39300        7369.02 27APR00          1.59     .00

INST  75P BRANCH  60  SEQ-TYPE    16                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 185

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10475 16  53700        1544.16 05APR00          .45      .00 0     10476 11 27200         753.66 05APR00           .11     .00
0    10477 16  53700        5609.21 11JAN00         1.65      .00 0     10478 16 53700         104.72 01FEB00           .03     .00
0    10479 16  53700        1444.09 28FEB00          .42      .00 0     10481 16 53700        6815.39 28APR00          8.14     .00
0    10482 16  53700        6240.39 10APR00         1.84      .00 0     10483 16 53700        3816.36 20JAN00          1.12     .00
0    10484 16  53700      101807.08 31DEC99          .00      .00 0     10485 16 53700        6131.56 30MAR00           .00     .00
0    10486 16  53700        1984.14 04JAN00          .00      .00 0     10487 16 53700        1133.17 04JAN00           .00     .00
0    10488 16  53700       31366.92 27APR00          .00      .00 0     10489 16 53700        6156.58 26APR00           .00     .00
0    10491 16  53700        2725.58 14FEB00          .00      .00 0     10492 16 53700        8136.21 07JAN00           .00     .00
0    10493 19  39300        1709.65 06MAR00          .00      .00 0     10495 19 39300         768.17 26APR00           .00     .00
0    10496 16  53700        2220.90 11JAN00          .00      .00 0     10497 16 53700      158393.19 25FEB00           .00     .00
0    10498 16  53700       40651.25 12JAN00          .00      .00 0     10499 19 39300         911.49 24APR00           .00     .00
0    10500 19  39300        1672.21 27APR00         3.20      .00 0     10501 19 39300        1424.26 28APR00          8.65     .00
0    10502 19  39300         395.26 27APR00         1.53      .00 0     10503 16 53700        4263.41 07APR00         14.43     .00
0    10504 16  53700        2262.92 28APR00        23.19      .00 0     10505 19 39300          11.91 01APR00           .03     .00
0    10506 16  53700        8100.45 14JAN00        27.41      .00 0     10507 19 39300         100.87 18JAN00           .25     .00
0    10508 19  39300         100.87 18JAN00          .25      .00 0     10509 16 53700        2995.28 21MAR00         10.14     .00
0    10510 19  39300         870.11 29APR00         3.22      .00 0     10511 19 39300         956.53 18APR00          2.45     .00
0    10512 16  53700        9844.85 21JAN00        33.31      .00 0     10513 19 39300        2102.97 28APR00           .90     .00
0    10514 19  39300         668.32 27APR00         5.43      .00 0     10515 16 53700       13921.64 18APR00         43.03     .00
0    10516 16  53700        8420.73 25APR00        23.71      .00 0     10517 19 39300        7413.55 26APR00         19.83     .00
0    10518 16  53700            .00 24APR00          .50      .00 0     10519 16 53700        3567.61 25APR00         11.01     .00
0    10520 16  53700       37283.47 14APR00        87.76      .00 0     10521 16 53700       68275.38 24MAR00        160.72     .00
0    10522 19  39300         102.97 27MAR00          .18      .00 0     10523 19 39300 64    10940.37 27APR00         19.51     .00
0    10524 19  39300         273.61 24APR00          .64      .00 0     10525 16 53700         442.42 05APR00          1.04     .00
0    10526 19  39300        2132.85 17APR00         3.69      .00 0     10527 16 53700 64    11155.84 25APR00         27.98     .00
0    10528 19  39300        4086.45 28APR00         3.97      .00 0     10529 19 39300        3499.99 26APR00          3.06     .00
0    10530 16  53700       19646.30 29FEB00        46.25      .00 0     10531 16 53700        1009.00 14FEB00          2.38     .00
0    10532 19  39300         100.57 15FEB00          .25      .00 0     10533 16 53700        6053.08 15FEB00         14.25     .00
0    10534 19  39300         727.10 30MAR00         1.25      .00 0     10535 16 53700        9482.77 27MAR00         22.32     .00
0    10536 19  39300         477.61 10APR00          .82      .00 0     10537 16 53700       17556.22 10APR00         60.17     .00
0    10538 16  53700       10016.13 25APR00        23.33      .00 0     10539 19 39300           2.79 17APR00           .05     .00
0    10541 16  53700         252.47 17APR00          .33      .00 0     10542 19 39300         100.71 16FEB00           .10     .00
0    10544 19  39300        2187.47 26APR00         5.32      .00 0     10545 19 39300         151.04 18FEB00           .15     .00
0    10546 16  53700       18178.69 13APR00        24.07      .00 0     10547 19 39300         532.78 24FEB00           .52     .00
0    10548 16  53700       28243.56 23FEB00        37.40      .00 0     10549 15 00000        3278.25 20APR00           .00     .00
0    10550 16  53700        3270.19 21APR00         4.33      .00 0     10551 16 53700        1124.24 26APR00          1.88     .00
0    10552 16  53700        6898.30 27APR00         8.80      .00 0     10553 19 39300        1304.54 21MAR00          1.26     .00
0    10554 16  53700        2015.03 02MAR00         2.67      .00 0     10555 19 39300         598.09 26APR00           .65     .00
0    10556 19  39300         385.11 14APR00          .37      .00 0     10557 19 39300          15.44 24APR00           .02     .00
0    10558 19  39300         822.84 27APR00          .90      .00 0     10559 16 53700        4046.59 24APR00          5.21     .00
0    10560 19  39300        1637.51 12APR00          .35      .00 0     10561 16 53700 40    40318.36 06MAR00         11.86     .00
0    10562 16  53700       13512.16 28APR00         3.98      .00 0     10563 16 53700       32141.80 06MAR00          9.46     .00
0    10564 19  39300         226.77 28APR00          .05      .00 0     10565 16 53700       32048.39 07MAR00          9.43     .00
0    10566 19  39300        3081.27 29APR00          .66      .00 0     10567 19 39300 60     2137.10 12APR00           .46     .00
0    10568 19  39300           5.03 08MAR00          .00      .00 0     10569 16 53700       90676.39 09MAR00         26.68     .00
0    10570 16  53700       13923.56 17APR00         4.10      .00 0     10571 16 53700       81973.31 17MAR00         24.12     .00
0    10572 16  53700       99068.96 17MAR00        29.15      .00 0     10573 16 53700       81816.33 17MAR00         24.07     .00
0    10574 19  39300         100.51 13MAR00          .02      .00 0     10575 16 53700        1617.34 14APR00           .48     .00
0    10576 16  53700       26366.25 10APR00         7.76      .00 0     10577 19 39300         402.40 28APR00           .09     .00
0    10578 19  39300        1032.42 26APR00          .22      .00 0     10579 16 53700       31282.16 20APR00          9.20     .00
0    10580 16  53700        1009.58 06APR00          .00      .00 0     10581 19 00000            .00 17MAR00           .00     .00
0    10582 19  39300         100.48 17MAR00          .00      .00 0     10583 16 53700      156688.57 17MAR00           .00     .00
0    10584 16  53700        6037.12 20MAR00          .00      .00 0     10585 19 39300         588.03 18APR00           .00     .00
0    10586 19  39300         301.33 21MAR00          .00      .00 0     10587 16 53700       23119.57 21APR00           .00     .00

INST  75P BRANCH  60  SEQ-TYPE    16                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 186

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    10588 19  39300         100.46 06APR00          .00      .00 0     10589 19 39300         271.86 24APR00           .00     .00
0    10590 19  39300        7755.45 31MAR00          .00      .00 0     10591 19 39300         100.42 24MAR00           .00     .00
0    10592 19  39300          89.21 04APR00          .00      .00 0     10593 16 53700        1005.16 27MAR00           .00     .00
0    10594 19  39300        225.56  17APR00          .00      .00 0     10595 16 53700       35617.39 19APR00           .00     .00
0    10596 19  39300 89      501.78 29MAR00          .00      .00 0     10597 19 39300 88     2006.68 31MAR00           .00     .00
0    10598 19  39300 88     1002.91 04APR00          .00      .00 0     10599 19 39300 88      945.70 29APR00           .00     .00
0    10600 16  53700 88      447.56 29APR00        87.18      .00 0     10601 16 53700 88    19766.43 28APR00         47.65     .00
0    10602 19  39300 88      100.03 05APR00          .25      .00 0     10603 16 53700 88     5521.77 27APR00         14.44     .00
0    10604 16  53700 88     1000.44 05APR00         3.39      .00 0     10605 19 39300 88     1000.22 06APR00          2.48     .00
0    10606 19  39300 88      100.02 06APR00          .25      .00 0     10607 19 39300 88    18850.63 28APR00         39.73     .00
0    10608 16  53700 88     8438.03 20APR00        28.38      .00 0     10609 16 53700 88     2000.29 07APR00          6.77     .00
0    10610 19  39300 88       64.01 28APR00          .24      .00 0     10611 19 39300 88     1330.20 19APR00          5.66     .00
0    10612 19  39300 88       49.87 28APR00          .29      .00 0     10613 19 39300 88      306.00 24APR00          3.54     .00
0    10614 16  53700 88    25000.00 10APR00        77.24      .00 0     10615 16 53700 88    14000.00 11APR00         41.19     .00
0    10616 16  53700      204989.78 18APR00       433.26      .00 0     10617 16 53700       19400.33 26APR00         48.31     .00
0    10618 16  53700 60   200000.00 13APR00       529.64      .00 0     10619 16 53700 88    22752.97 13APR00         89.69     .00
0    10620 19  39300 88      988.45 25APR00         1.72      .00 0     10621 19 39300         430.75 25APR00           .81     .00
0    10622 19  39300 88     3988.66 25APR00         6.88      .00 0     10623 16 53700 88     3000.44 14APR00          7.06     .00
0    10624 19  39300 88       88.24 25APR00          .16      .00 0     10625 16 53700 88     5000.00 17APR00         10.30     .00
0    10626 16  53700 88   143891.96 25APR00       296.39      .00 0     10627 19 39300 88    16482.27 25APR00         17.70     .00
0    10628 19  39300 88      100.00 17APR00          .15      .00 0     10629 16 53700        1000.00 18APR00          1.91     .00
0    10630 16  53700 88     2500.00 18APR00         4.78      .00 0     10631 19 39300 88      120.12 19APR00           .16     .00
0    10632 16  53700 88   100000.00 20APR00       161.84      .00 0     10633 19 39300 88      988.23 20APR00          1.18     .00
0    10634 19  39300 88      100.00 21APR00          .11      .00 0     10635 19 39300 88     1000.00 21APR00          1.08     .00
0    10636 19  39300 88      100.00 24APR00          .08      .00 0     10637 16 53700 60    10000.00 24APR00         10.30     .00
0    10638 16  53700 88     5575.00 28APR00         4.67      .00 0     10639 19 39300 88     1000.00 25APR00           .65     .00
0    10640 16  53700 88     1000.00 26APR00          .74      .00 0     10641 19 39300 88      976.50 27APR00           .42     .00
0    10642 19  39300 88      100.00 27APR00          .04      .00 0     10643 16 53700 88     7000.00 28APR00          3.09     .00
0    10644 16  53700       53000.00 28APR00        23.39      .00 0    400047 15 00000       13753.37 27APR00           .00     .00
0   400101 15  00000         451.87 19NOV99          .00      .00 0    400128 15 00000 40     2000.00 26APR00           .00     .00
0   400136 15  00000 40   119601.69 28APR00          .00      .00 0    400144 15 00000 40    10000.00 10JUN98           .00     .00
0   400152 15  00000        1201.53 26APR00          .00      .00 0    400195 15 00000       12500.46 21SEP99           .00     .00
0   400217 15  00000        6224.31 22FEB00          .00      .00 0    400241 15 00000       13685.32 28APR00           .00     .00
0   500025 16  00000          85.65 17FEB99          .00      .00 0    500041 16 53700       31695.91 24APR00           .00     .00
0   500092 16  53700 40   123499.31 13APR00          .00      .00 0    500106 16 53700        6488.06 21APR00           .00     .00
0   900018 19  39300           3.23 25APR00          .00      .00 0    900034 11 27200         504.45 27APR00           .00     .00
0   900069 11  27200          35.29 20APR00          .00      .00 0    900131 11 27200           7.55 28APR00           .00     .00
0   900158 11  27200       17465.07 27APR00          .00      .00 0    900204 11 27200        4293.20 10APR00           .00     .00
0   900212 11  27200         993.10 28APR00          .00      .00 0    900255 11 27200         637.18 27APR00           .00     .00
0   900263 11  27200        1644.13 26APR00          .00      .00 0    900298 11 27200        3958.95 27APR00           .00     .00
0   900328 11  27200          51.70 29MAY98          .00      .00 0    900336 11 27200       12161.63 27APR00           .00     .00
0   900344 11  27200       93384.49 28APR00          .00      .00 0    900379 19 39300        2667.57 14APR00           .00     .00
0   900417 19  39300       13767.49 21APR00          .00      .00 0    900425 11 27200       15385.07 28APR00           .00     .00
0   900468 11  27200        2633.25 31MAR00          .00      .00 0    900476 11 27200         498.61 25APR00           .00     .00
0   900484 11  27200        6221.71 29APR00          .00      .00 0    900492 11 27200         745.35 29APR00           .00     .00
0   900522 11  27200        3287.44 28APR00          .00      .00 0    900549 11 27200       17751.95 12APR00           .00     .00
0   900557 11  27200        1845.39 25APR00          .00      .00 0    900581 11 27200 89     3218.23 17APR00           .00     .00
0   900603 11  27200        5888.62 26APR00          .00      .00 0    900611 11 27200        4906.84 28APR00           .00     .00
0   900638 11  27200        2697.40 17APR00          .00      .00 0    900646 11 27200        1798.74 28APR00           .00     .00
0   900654 11  27200         996.70 06APR00          .00      .00 0    900662 11 27200       11053.09 28APR00           .00     .00
0   900697 11  27200        1195.72 27APR00          .00      .00 0    900719 11 27200        8552.47 27APR00           .00     .00
0   900778 11  27200        5905.86 28APR00          .00      .00 0    900786 11 27200        1573.11 28APR00           .00     .00
0   900808 11  27200        3539.11 28APR00          .00      .00 0    900816 11 27200       11353.93 28APR00           .00     .00
0   900832 11  27200        1134.70 19APR00          .00      .00 0    900859 19 39300        1056.44 28APR00           .00     .00

INST  75P BRANCH  60  SEQ-TYPE    16                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 187

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0   900875 11  27200         116.90 26APR00          .00      .00 0    900891 11 27200       32906.15 28APR00           .00     .00
0   900905 11  27200           2.54 19APR00          .00      .00

INST  75P BRANCH  60  SEQ-TYPE    26                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 188

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 23  00000 38         .01 17MAY99          .00      .00 0         2 25 00000 38         .01 17MAY99           .00     .00
0        3 28  00000 38         .01 17MAY99          .00      .00 0     30001 21 00000         135.80 29APR00           .00     .00
0    30002 21  00000 64      683.49 24APR00          .00      .00 0    600031 21 00000           1.96-28APR00           .00     .00
0   600066 21  00000         131.90 29APR00          .00      .00 0    600074 21 00000         477.10 28APR00           .00     .00
0   600112 21  00000        9316.44 28APR00          .00      .00 0    600139 21 00000        1612.61 28APR00           .00     .00
0   600171 21  00000        1232.72 25APR00          .00      .00

INST  75P BRANCH  60  SEQ-TYPE    36                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 189

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        2 35  00000 38         .01 17MAY99          .00      .00 0         3 31 00000 38         .01 18MAY99           .00     .00
0       19 38  60600       13903.51 25NOV97        71.56      .00 0        25 38 60600       55141.54 26NOV97        283.81     .00
0       36 38  60600        6028.05 28NOV97        31.03      .00 0        50 38 60600       86767.38 04DEC97        446.58     .00
0       57 36  59200       13827.22 08DEC97        69.52      .00 0        58 38 60600       13873.58 08DEC97         71.41     .00
0       62 38  61600 38   115831.08 11DEC97       606.00      .00 0        70 38 60600       15358.65 15DEC97         79.05     .00
0       73 38  60600        2309.20 16DEC97        11.89      .00 0        77 38 60600        1154.38 17DEC97          5.94     .00
0       78 38  60600 51    23088.10 17DEC97       118.83      .00 0        82 38 60600       27136.56 18DEC97        139.67     .00
0       84 38  60600        2885.56 18DEC97        14.85      .00 0        93 38 60600        2306.89 22DEC97         11.87     .00
0       95 38  60600       12523.57 22DEC97        64.46      .00 0        96 38 60600 38    26752.89 13DEC99 1      137.69     .00
0       97 38  60600 38    26843.27 13DEC99 1     138.16      .00 0        98 38 60600       34597.66 23DEC97        178.07     .00
0      100 38  60600       99451.81 24DEC97       511.86      .00 0       101 38 59700       46010.17 26DEC97        233.29     .00
0      102 38  59200       11489.08 26DEC97        57.77      .00 0       109 38 58300       26050.39 01DEC99        128.99     .00
0      111 38  58300      108491.86 27JAN98       537.20      .00 0       115 38 60600        2306.90 24FEB98         11.87     .00
0      148 38  59200       11231.13 15MAY98        56.47      .00 0       171 38 58300       13410.73 04JUN98         66.40     .00
0      181 38  56900       11121.56 18JUN98        53.75      .00 0       183 38 58300       52924.33 01JUL98        262.06     .00
0      296 38  58300       16653.99 15JUL98        82.46      .00 0       362 38 58300       22103.96 22JUL98        109.45     .00
0      379 34  52100       77205.37 21SEP98       341.63      .00 0       383 34 49700       97277.40 07OCT98        410.62     .00
0      388 38  51200        2161.01 26OCT98         9.40      .00 0     20148 92 53700            .00 25JUN99           .00     .00

INST  75P BRANCH  60  SEQ-TYPE    46                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 190

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 41  00000 38         .01 17MAY99          .00      .00 0         2 42 00000 38         .01 17MAY99           .00     .00
0        3 44  00000 38         .01 17MAY99          .00      .00 0         4 45 00000 38         .01 17MAY99           .00     .00
0        5 46  00000 38         .01 17MAY99          .00      .00 0         6 47 00000 38         .01 17MAY99           .00     .00

INST  75P BRANCH  60  SEQ-TYPE    56                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 191

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 55  00000 38         .01 17MAY99          .00      .00

INST  75P BRANCH  60  SEQ-TYPE    76                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 192

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 71  39300 38         .01 17MAY99          .00      .00

INST  75P BRANCH  60  SEQ-TYPE    86                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 193

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 82  39300 38         .01 17MAY99          .00      .00 0         2 83 39300 38         .01 17MAY99           .00     .00
0        3 84  40700 38         .01 17MAY99          .00      .00 0         4 85 40700 38         .01 17MAY99           .00     .00
0        5 86  40700 38         .01 17MAY99          .00      .00 0         6 87 41700 38         .01 17MAY99           .00     .00
0        7 88  41700 38         .01 17MAY99          .00      .00 0         8 89 41700 38         .01 17MAY99           .00     .00

INST  75P BRANCH  60  SEQ-TYPE    96                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 194

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0        1 90  43100 38         .01 17MAY99          .00      .00 0         2 91 43100 38         .01 17MAY99           .00     .00
0        3 99  00000 38         .01 17MAY99          .00      .00 0     20101 93 53500 49    97870.90 03FEB99        444.71     .00
0    20102 93  47900 49    21222.53 03FEB99        86.34      .00 0     20105 92 60700 49     3359.23 31JAN00         17.32     .00
0    20106 92  62600 49    20758.00 22FEB00       110.36      .00 0     20112 92 47900 49     1114.72 19APR99          4.53     .00
0    20119 92  64400 49     7673.93 23APR99        41.97      .00 0     20121 92 47900 49     5568.39 03MAY99         22.65     .00
0    20125 92  51400 49    31530.15 13MAY99       137.64      .00 0     20126 92 51400 49    52505.95 19MAY99        229.21     .00
0    20127 92  51400 49    16385.37 20MAY99        71.53      .00 0     20128 92 51400 49    16385.37 20MAY99         71.53     .00
0    20130 92  51400       10492.33 25MAY99        45.80      .00 0     20131 92 51400 49    12585.49 28MAY99         54.94     .00
0    20134 92  51400 49    13566.60 02JUN99        59.22      .00 0     20135 92 51400 49    15709.77 07JUN99         68.58     .00
0    20136 92  47900 49     1639.33 07JUN99         6.67      .00 0     20138 92 51400 49    44589.12 14JUN99        194.65     .00
0    20139 92  51400 49    10461.41 15JUN99        45.67      .00 0     20140 92 53700 49   104809.74 16JUN99        478.02     .00
0    20141 92  51400 49    89026.97 17JUN99       388.65      .00 0     20144 92 53700 49     3346.58 25JUN99         15.26     .00
0    20145 92  53700 49     1114.85 25JUN99         5.08      .00 0     20146 92 53700 49    78087.19 25JUN99        356.14     .00
0    20147 92  53700 49    43784.61 25JUN99       199.69      .00 0     20148 92 53700 49    11157.10 25JUN99         50.89     .00
0    20149 92  53700 49    10462.51 28JUN99        47.72      .00 0     20150 92 53700 49    31279.68 02DEC99        142.66     .00
0    20151 92  53700 49    33440.41 28JUN99       152.52      .00 0     20153 92 53700 49    52312.55 28JUN99        238.59     .00
0    20154 92  53700 49    11146.79 28JUN99        50.84      .00 0     20155 92 53700 49     2229.61 28JUN99         10.17     .00
0    20156 92  53700 49     2092.51 28JUN99         9.54      .00 0     20158 92 53700 49    10508.64 02SEP99         47.93     .00
0    20159 92  53700 49    33409.51 01JUL99       152.37      .00 0     20160 92 53700 49    22273.02 01JUL99        101.58     .00
0    20162 92  53700 49    41825.47 02JUL99       190.76      .00 0     20163 92 53700 49     5228.18 02JUL99         23.84     .00
0    20164 92  53700 49    15684.55 02JUL99        71.53      .00 0     20165 92 53700 49    26140.89 02JUL99        119.22     .00
0    20166 92  53700 49    62692.24 07JUL99       285.93      .00 0     20169 92 53700 49    13187.47 08JUL99         60.15     .00
0    20170 92  56100 49    10388.97 12JUL99        49.50      .00 0     20171 92 56100 49    10459.55 13JUL99         49.84     .00
0    20172 92  56100 49    24112.70 01DEC99       114.89      .00 0     20173 92 56100 49     2091.60 14JUL99          9.97     .00
0    20176 92  56100 49    22139.26 15JUL99       105.49      .00 0     20177 92 56100 49    15684.54 15JUL99         74.73     .00
0    20178 92  56100 49   104563.53 15JUL99       498.21      .00 0     20179 92 56100 49    72000.00 15JUL99 1      343.06     .00
0    20180 92  56100 49    91699.85 13DEC99       436.92      .00 0     20182 92 56100 49     3136.42 16JUL99         14.94     .00
0    20183 92  56100 49    47726.89 16JUL99       227.40      .00 0     20184 92 56100 49     7106.18 19JUL99         33.86     .00
0    20185 93  56100 49     4501.85 19JUL99        21.45      .00 0     20187 92 56100 49     9541.39 19JUL99         45.46     .00
0    20188 92  56100 49   102539.34 20JUL99       488.56      .00 0     20189 92 56100 49     5328.64 20JUL99         25.39     .00
0    20190 92  56100 49    10448.33 20JUL99        49.78      .00 0     20191 92 56100 49    52233.68 21JUL99        248.88     .00
0    20192 92  56100 49    10446.75 21JUL99        49.78      .00 0     20193 92 56100 49    14625.44 21JUL99         69.69     .00
0    20194 92  56100 49    11052.24 22JUL99        52.66      .00 0     20195 92 56100 49    26112.82 22JUL99        124.42     .00
0    20196 92  56100 49     6789.33 22JUL99        32.35      .00 0     20197 92 56100 49    24347.30 22JUL99        116.01     .00
0    20198 92  56100 49    18491.14 22JUL99        88.10      .00 0     20199 92 56100 49    20890.27 22JUL99         99.53     .00
0    20200 92  56100 49    12094.01 22JUL99        57.62      .00 0     20202 92 56100 49    72485.75 22JUL99        345.37     .00
0    20203 92  56100 49    26108.80 23JUL99       124.40      .00 0     20204 92 56100 49    15665.29 23JUL99         74.64     .00
0    20205 92  56100 49     5221.78 23JUL99        24.88      .00 0     20206 92 56100 49     1044.34 23JUL99          4.98     .00
0    20207 92  56100 49     8176.81 26JUL99        38.96      .00 0     20208 92 56100 49     5218.55 27JUL99         24.86     .00
0    20209 92  56100 49     5218.55 27JUL99        24.86      .00 0     20211 92 56100 49    16284.69 28JUL99         77.59     .00
0    20212 92  56100 49    26084.78 29JUL99       124.29      .00 0     20213 92 56100 49    26084.78 29JUL99        124.29     .00
0    20214 92  56100 49     8062.37 30JUL99        38.41      .00 0     20217 92 56100 49     4291.02 03AUG99         20.45     .00
0    20218 92  56100 49     2084.85 04AUG99         9.93      .00 0     20219 92 56100 49    52113.59 05AUG99        248.30     .00
0    20220 92  56100 49    39022.68 05AUG99       185.93      .00 0     20221 92 56100 49     5211.36 05AUG99         24.83     .00
0    20222 92  56100 49     6253.63 05AUG99        29.80      .00 0     20223 92 56100 49     2084.54 05AUG99          9.93     .00
0    20224 92  56100 49     3107.72 06AUG99        14.81      .00 0     20225 92 56100 49     4998.50 06AUG99         23.82     .00
0    20226 92  56100 49    93790.13 06AUG99       446.88      .00 0     20227 92 56100 49    26052.80 06AUG99        124.13     .00
0    20228 92  56100 49    22191.31 09AUG99       105.73      .00 0     20229 92 56100 49    11093.91 09AUG99         52.86     .00
0    20230 92  56100 49    16640.83 09AUG99        79.29      .00 0     20231 92 56100 49     3105.56 09AUG99         14.80     .00
0    20232 92  56100 49     3105.56 09AUG99        14.80      .00 0     20233 92 56100 49     3105.56 09AUG99         14.80     .00
0    20234 92  56100 49     3105.56 09AUG99        14.80      .00 0     20235 92 56100 49     3105.56 09AUG99         14.80     .00
0    20236 92  56100 49     5546.94 09AUG99        26.43      .00 0     20237 92 56100 49    22104.56 26APR00        105.32     .00
0    20238 92  56100 49    52825.88 09AUG99       251.70      .00 0     20239 92 56100 49    23957.39 09AUG99        114.15     .00
0    20240 92  56100 49    78137.70 10AUG99       372.30      .00 0     20241 92 56100 49    10414.74 10AUG99         49.62     .00

INST  75P BRANCH  60  SEQ-TYPE    96                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 195

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20242 92  56100 49     7182.17 10AUG99        34.22      .00 0     20243 92 56100 49    22187.91 10AUG99        105.72     .00
0    20244 92  56100 49    31239.45 11AUG99       148.85      .00 0     20245 92 56100 49    93189.89 11AUG99        444.02     .00
0    20246 92  56100 49    11454.45 11AUG99        54.58      .00 0     20248 92 56100 49     2430.36 11AUG99         11.58     .00
0    20249 92  56100 49    11609.96 12AUG99        55.32      .00 0     20250 92 56100 49    27229.16 12AUG99        129.74     .00
0    20251 93  56100 49     2217.76 12AUG99        10.57      .00 0     20252 92 56100 49    98909.77 12AUG99        471.27     .00
0    20253 93  56100 33     3420.61 12AUG99        16.30      .00 0     20254 92 56100 49    45551.25 12AUG99        217.04     .00
0    20257 92  56100 49   104099.59 13AUG99       496.00      .00 0     20258 92 56100 49    11088.84 13AUG99         52.83     .00
0    20259 92  56100 49     5204.97 13AUG99        24.80      .00 0     20260 92 56100 49    99799.72 13AUG99        475.51     .00
0    20261 92  56100 49    26024.91 13AUG99       124.00      .00 0     20262 92 56100 49    29684.71 16AUG99        141.44     .00
0    20263 92  56100 49    44334.96 16AUG99       211.24      .00 0     20264 92 56100 49    11089.04 16AUG99         52.84     .00
0    20265 92  56100 49     1773.96 16AUG99         8.45      .00 0     20266 92 56100 49     5543.62 16AUG99         26.41     .00
0    20267 92  56100 49    11087.30 16AUG99        52.83      .00 0     20268 92 56100 49     5543.62 16AUG99         26.41     .00
0    20269 92  56100 49    15608.08 18AUG99        74.37      .00 0     20270 92 56100 49    22174.58 16AUG99        105.65     .00
0    20271 92  56100 49     1663.11 16AUG99         7.92      .00 0     20272 92 56100 49    11087.30 16AUG99         52.83     .00
0    20273 92  56100 49    77835.55 16AUG99       370.86      .00 0     20274 92 56100 49    10405.17 16AUG99         49.58     .00
0    20275 92  56100 49     8915.05 16AUG99        42.48      .00 0     20276 92 56100 49    66513.11 16AUG99        316.91     .00
0    20277 92  56100 49    22171.03 16AUG99       105.64      .00 0     20278 92 56100 49     5542.72 16AUG99         26.41     .00
0    20279 92  56100 49    38574.29 16AUG99       183.79      .00 0     20280 92 56100 49    22167.49 16AUG99        105.62      00
0    20281 92  56100 49     2217.46 16AUG99        10.57      .00 0     20282 92 56100 49     1108.75 16AUG99          5.28     .00
0    20283 93  56100 49   100239.68 16AUG99 1     477.61      .00 0     20284 92 56100 49   110819.74 16AUG99        528.02     .00
0    20285 92  56100 49    22171.17 17AUG99       105.64      .00 0     20286 92 56100 49    14963.14 17AUG99         71.29     .00
0    20287 92  56100 49    14963.14 17AUG99        71.29      .00 0     20288 92 56100 49    10529.62 17AUG99         50.17     .00
0    20289 92  56100 49     1305.52 17AUG99         6.22      .00 0     20290 92 56100 49    11082.04 17AUG99         52.80     .00
0    20291 92  56100 49     1040.37 17AUG99         4.96      .00 0     20292 92 56100 49    11083.80 17AUG99         52.81     .00
0    20293 92  56100 49    27705.10 17AUG99       132.01      .00 0     20294 92 56100 49    27705.10 17AUG99        132.01     .00
0    20295 92  56100 49     1663.12 17AUG99         7.92      .00 0     20297 92 56100 49    22174.84 18AUG99        105.66     .00
0    20298 93  56100 49    14505.50 19AUG99        69.11      .00 0     20299 92 56100 49    20800.77 19AUG99         99.11     .00
0    20300 92  56100 49     6650.36 19AUG99        31.69      .00 0     20301 92 56100 49    10392.54 19AUG99         49.52     .00
0    20302 92  56100 49    33379.61 19AUG99       159.04      .00 0     20303 92 56100 49    33379.61 19AUG99        159.04     .00
0    20304 92  56100 49     3119.64 20AUG99        14.86      .00 0     20305 92 56100 49    33402.26 03DEC99        159.15     .00
0    20306 92  56100 49    88588.76 23AUG99       422.10      .00 0     20307 92 56100 49    40927.98 23AUG99        195.01     .00
0    20308 92  56100 49    11126.00 23AUG99        53.01      .00 0     20309 92 56100 49    11087.84 24AUG99         52.83     .00
0    20310 92  56100 49   110772.07 24AUG99       527.79      .00 0     20311 92 56100 49     5195.41 25AUG99         24.75     .00
0    20312 92  56100 49    20650.67 25AUG99        98.39      .00 0     20316 92 56100 49     1690.77 30AUG99          8.06     .00
0    20317 92  56100 49    10925.92 31AUG99        52.06      .00 0     20321 92 56100 49    10379.66 01SEP99         49.46     .00
0    20322 92  56100 49     2744.33 02SEP99        13.08      .00 0     20324 92 60200 49    92111.80 09SEP99        470.96     .00
0    20325 92  60200 49    60420.18 09SEP99       308.92      .00 0     20326 92 60200 49     4157.69 09SEP99         21.26     .00
0    20327 92  60200 49    43594.37 09SEP99       222.89      .00 0     20328 92 60200 49    10392.52 10SEP99         53.14     .00
0    20329 92  60200 49    17700.30 10SEP99        90.50      .00 0     20330 92 60200 49    20064.17 10SEP99        102.59     .00
0    20331 92  60200 49     1095.22 10SEP99         5.60      .00 0     20332 92 60200 49     9353.25 10SEP99         47.82     .00
0    20333 92  60200 49    25981.26 10SEP99       132.84      .00 0     20334 92 60200 49    51936.92 13SEP99        265.55     .00
0    20336 92  60200 49    43627.01 13SEP99       223.06      .00 0     20337 92 60200 49    10387.38 13SEP99         53.11     .00
0    20338 92  60200 49    94402.46 13SEP99       482.67      .00 0     20339 92 60200 49    10387.38 13SEP99         53.11     .00
0    20340 92  60200 49    25968.46 13SEP99       132.77      .00 0     20341 92 60200 49    29663.05 13SEP99        151.66     .00
0    20342 92  60200 49    29663.04 13SEP99       151.66      .00 0     20343 92 60200 49    29663.04 13SEP99        151.66     .00
0    20344 92  60200 49    51936.92 13SEP99       265.55      .00 0     20345 92 60200 49   346482.23 13SEP99       1771.52     .00
0    20346 92  60200 49    21576.72 14SEP99       110.32      .00 0     20347 92 60200 49    95486.22 14APR00        488.21     .00
0    20348 92  60200 49     5464.37 15SEP99        27.94      .00 0     20349 92 60200 49     1038.40 15SEP99          5.31     .00
0    20350 92  60200 49     1069.55 15SEP99         5.47      .00 0     20351 92 60200 49    39370.89 15SEP99        201.30     .00
0    20352 92  60200 49     5465.89 15SEP99        27.95      .00 0     20353 92 60200 49     1583.30 16SEP99          8.10     .00
0    20355 92  60200 49    31141.65 17SEP99       159.22      .00 0     20356 92 60200 49    31141.65 17SEP99        159.22     .00
0    20357 92  60200 49    31141.65 17SEP99       159.22      .00 0     20358 92 60200 49    89490.03 17SEP99        457.55     .00
0    20359 92  60200 49    25951.38 17SEP99       132.69      .00 0     20360 92 60200 49    15570.83 17SEP99         79.61     .00
0    20361 92  60200 49   103912.33 17SEP99       531.29      .00 0     20362 92 60200 49     5190.26 17SEP99         26.54     .00

INST  75P BRANCH  60  SEQ-TYPE    96                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 196

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20363 92  60200 49    10380.55 17SEP99        53.07      .00 0     20364 92 60200 49     3114.16 17SEP99         15.92     .00
0    20365 92  60200 49     5190.26 17SEP99        26.54      .00 0     20366 92 60200 49   103805.52 17SEP99        530.74     .00
0    20367 92  60200 49    98566.56 20SEP99       503.96      .00 0     20368 92 60200 49    72627.99 20SEP99        371.34     .00
0    20369 92  60200 49    62252.57 20SEP99       318.29      .00 0     20370 92 60200 49    25938.58 20SEP99        132.62     .00
0    20371 92  60200 49     8300.34 20SEP99        42.44      .00 0     20372 92 60200 49     5187.71 20SEP99         26.52     .00
0    20373 92  60200 49    15563.13 20SEP99        79.57      .00 0     20374 92 60200 49   103754.27 20SEP99        530.48     .00
0    20375 92  60200 49    41792.09 21SEP99       213.68      .00 0     20376 92 60200 49    17635.32 21SEP99         90.17     .00
0    20377 92  60200 49    17635.32 21SEP99        90.17      .00 0     20378 92 60200 49    20747.45 21SEP99        106.08     .00
0    20379 92  60200 49     3630.81 21SEP99        18.56      .00 0     20380 92 60200 49    62242.32 21SEP99        318.24     .00
0    20382 92  60200 49    12446.42 22SEP99        63.64      .00 0     20383 92 60200 49    10372.01 22SEP99         53.03     .00
0    20384 92  60200 49     1990.60 22SEP99        10.18      .00 0     20385 92 60200 49     1037.04 23SEP99          5.30     .00
0    20386 92  60200 49   100000.00 23SEP99 1     511.29      .00 0     20387 92 60200 49    82962.42 23SEP99        424.18     .00
0    20388 92  60200 49    90994.30 23SEP99       465.24      .00 0     20389 92 60200 49     3132.29 23SEP99         16.02     .00
0    20390 92  60200 49    13997.61 24SEP99        71.57      .00 0     20391 92 60200 49     1555.30 24SEP99          7.95     .00
0    20392 92  60200 49    15552.90 24SEP99        79.52      .00 0     20393 92 60200 49    10368.59 24SEP99         53.01     .00
0    20394 92  60200 49    80000.00 24SEP99 1     409.03      .00 0     20395 92 60200 49    93271.23 27SEP99        476.88     .00
0    20396 92  60200 49    93271.23 27SEP99       476.88      .00 0     20397 92 60200 49     1036.35 27SEP99          5.30     .00
0    20398 92  60200 49    10373.73 27SEP99        53.04      .00 0     20399 92 60200 49     5181.73 27SEP99         26.49     .00
0    20400 92  60200 49    25908.68 27SEP99       132.47      .00 0     20401 92 60200 49    25566.81 27SEP99        130.72     .00
0    20403 92  60200 49     1036.35 27SEP99         5.30      .00 0     20404 92 60200 49     1036.35 27SEP99          5.30     .00
0    20405 92  60200 49    51808.82 28SEP99       264.89      .00 0     20406 92 60200 49    37615.04 28SEP99        192.32     .00
0    20407 92  60200 49    10361.76 28SEP99        52.98      .00 0     20409 92 60200 49     2072.15 28SEP99         10.59     .00
0    20410 92  60200 49     3108.53 28SEP99        15.89      .00 0     20411 92 60200 49    10361.76 28SEP99         52.98     .00
0    20412 92  60200 49     2072.35 28SEP99        10.60      .00 0     20413 92 60200 49    31085.28 28SEP99        158.94     .00
0    20414 92  60200 49    10360.06 29SEP99        52.97      .00 0     20415 92 60200 49    10463.66 29SEP99         53.50     .00
0    20416 92  60200 49     1139.60 29SEP99         5.83      .00 0     20417 92 60200 49    10360.06 29SEP99         52.97     .00
0    20418 92  60200 49     1864.81 29SEP99         9.53      .00 0     20419 92 60200 49     7250.84 30SEP99         37.07     .00
0    20420 92  60200 49     7250.84 30SEP99        37.07      .00 0     20421 92 60200 49    25895.85 30SEP99        132.40     .00
0    20422 92  60200 49    82866.77 30SEP99       423.69      .00 0     20423 92 60200 49    10358.35 30SEP99         52.96     .00
0    20424 92  60200 49    61074.66 30SEP99       312.27      .00 0     20425 92 58400 49     2876.61 01OCT99         14.27     .00
0    20426 92  56100 49     1690.26 01OCT99         8.05      .00 0     20427 92 60200 49    10356.63 01OCT99         52.95     .00
0    20428 92  60200 49    77674.78 01OCT99       397.14      .00 0     20429 92 58400 49    27933.70 01OCT99        138.55     .00
0    20430 92  58400 49    13449.56 01OCT99        66.71      .00 0     20431 92 60200 49    10348.14 06OCT99         52.91     .00
0    20432 92  58400 49    41297.88 06OCT99       204.84      .00 0     20433 92 58400 49    51679.68 07OCT99        256.33     .00
0    20434 92  58400 49    54736.80 12OCT99       271.49      .00 0     20435 92 58400 49    42434.41 13OCT99        210.47     .00
0    20436 92  58400 49     5163.01 13OCT99        25.61      .00 0     20437 92 58400 49   103394.60 14OCT99        512.84     .00
0    20438 92  58400 49     5161.39 15OCT99        25.60      .00 0     20439 92 58400 49     5158.90 18OCT99         25.59     .00
0    20440 92  58400 49     3095.34 18OCT99        15.35      .00 0     20441 92 58400 49    10316.16 19OCT99         51.17     .00
0    20442 92  58400 49     3094.85 19OCT99        15.35      .00 0     20443 92 58400 49     7549.18 22OCT99         37.44     .00
0    20444 92  58400 49     2062.91 20OCT99        10.23      .00 0     20445 92 58400 49    11317.47 21OCT99         56.13     .00
0    20446 92  58400 49    20000.00 27OCT99 1      99.20      .00 0     20447 92 58400 49    20000.00 27OCT99 1       99.20     .00
0    20448 92  58400 49    20000.00 27OCT99 1      99.20      .00 0     20449 92 58400 49    20000.00 01NOV99 1       99.20     .00
0    20450 92  58400 49   102947.55 01NOV99       510.62      .00 0     20451 92 58400 49     3087.93 02NOV99         15.32     .00
0    20452 92  58400 49    15437.21 03NOV99        76.57      .00 0     20453 92 58400 49    15434.75 04NOV99         76.56     .00
0    20456 92  58400 49     5138.37 12NOV99        25.49      .00 0     20457 92 58400 49     5135.90 15NOV99         25.47     .00
0    20458 92  58400 49    32346.60 18NOV99       160.44      .00 0     20460 92 58400 49     6489.63 18NOV99         32.19     .00
0    20461 92  58400 49    22766.50 22NOV99       112.92      .00 0     20462 92 58400 49     6318.66 22NOV99         31.34     .00
0    20463 92  58400 49    11376.73 24NOV99        56.43      .00 0     20464 92 58400 49   102570.53 24NOV99        508.75     .00
0    20465 92  58400 49    22753.48 24NOV99       112.86      .00 0     20466 92 58400 49     4292.15 26NOV99         21.29     .00
0    20467 92  58400 49    36913.59 26NOV99       183.09      .00 0     20468 92 58400 49    50000.00 29NOV99 1      248.00     .00
0    20469 92  58400 49    45717.69 29NOV99       226.76      .00 0     20470 92 58400 49    11363.62 30NOV99         56.36     .00
0    20471 92  58400 49    28072.36 01DEC99       139.24      .00 0     20472 92 58400 49    11531.96 01DEC99         57.20     .00
0    20473 92  58400 49    56869.65 01DEC99       282.07      .00 0     20474 92 58400 49   112361.73 03DEC99        557.31     .00
0    20475 92  58400 49    14339.24 03DEC99        71.12      .00 0     20476 92 58400 49    43264.83 03DEC99        214.59     .00

INST  75P BRANCH  60  SEQ-TYPE    96                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 197

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    20477 92  58400 49   109001.43 06DEC99       540.65      .00 0     20479 92 58400 49    34048.56 09DEC99        168.88     .00
0    20480 92  58400 49     3069.75 09DEC99        15.23      .00 0     20481 92 58400 49     2045.20 13DEC99         10.14     .00
0    20482 92  58400 49     7667.06 15DEC99        38.03      .00 0     20483 92 58400 49     6517.65 16DEC99         32.33     .00
0    20484 92  58400 49    39862.33 16DEC99       197.72      .00 0     20485 92 58400 49     2042.39 21DEC99         10.13     .00
0    20486 92  58400 49     4085.18 21DEC99        20.26      .00 0     20487 92 58400 49    11438.88 22DEC99         56.74     .00
0    20488 92  58400 49    67984.05 28DEC99       337.20      .00 0     20489 92 58400 49   111022.72 29DEC99        550.67     .00
0    20490 92  58400 49    10199.90 29DEC99        50.59      .00 0     20491 92 58400 49     2039.33 31DEC99         10.12     .00
0    20492 92  58400 49     5095.07 04JAN00        25.27      .00 0     20493 92 58400 49   101885.16 05JAN00        505.35     .00
0    20495 92  58400 49    60773.56 10JAN00       301.44      .00 0     20496 92 58400 49    47730.08 11JAN00        236.74     .00
0    20497 92  58400 49    45553.87 11JAN00       225.95      .00 0     20499 92 58400       54549.37 14JAN00        270.56     .00
0    20500 92  60300 49    36620.20 18JAN00       187.55      .00 0     20501 92 60300 49    34101.99 18JAN00        174.65     .00
0    20502 92  58400 49    50837.08 18JAN00       252.15      .00 0     20504 92 60700 49     2144.84 24JAN00         11.06     .00
0    20510 92  60700 49     8120.33 01FEB00        41.86      .00 0     20511 92 60700 49    91486.78 03FEB00        471.65     .00
0    20512 92  60700 49     5073.53 03FEB00        26.16      .00 0     20513 92 60700 49     3041.10 09FEB00         15.68     .00
0    20514 92  63100 49     7099.69 09FEB00        38.05      .00 0     20515 92 63100 49     7099.69 09FEB00         38.05     .00
0    20516 92  63100 49     7099.69 09FEB00        38.05      .00 0     20517 92 60700 49     3391.08 10FEB00         17.48     .00
0    20518 92  60700 49    20270.60 10FEB00       104.50      .00 0     20519 92 62600        5065.44 15FEB00         26.93     .00
0    20520 92  62700 49    75970.22 16FEB00       404.56      .00 0     20522 92 60600       90943.98 28FEB00        468.07     .00
0    20523 92  60600       90943.98 28FEB00       468.07      .00 0     20525 92 65300       20211.66 03MAR00        112.09     .00
0    20526 92  65300 49     1010.58 03MAR00         5.60      .00 0     20527 92 65300 49    15000.00 08MAR00 1       83.19     .00
0    20528 92  65300 49    20000.00 08MAR00 1     110.92      .00 0     20529 92 65300 49    20000.00 08MAR00 1      110.92     .00
0    20530 92  65300 49    20000.00 08MAR00 1     110.92      .00 0     20531 92 62500 49     1008.93 10MAR00          5.36     .00
0    20532 92  65800 49    10428.06 10MAR00        58.28      .00 0     20533 92 62500 49     4245.42 13MAR00         22.54     .00
0    20534 93  65800 49    21410.39 05APR00       119.65      .00 0     20535 93 65800 49    30227.50 20MAR00        168.93     .00
0    20536 93  65800 49    30227.50 20MAR00       168.93      .00 0     20537 93 65800 49    25185.05 21MAR00        140.75     .00
0    20538 93  65800 49    20144.41 22MAR00       112.58      .00 0     20539 93 65800 49    10862.57 22MAR00         60.71     .00
0    20540 93  65800 49    20140.79 23MAR00       112.56      .00 0     20541 93 65800 49   100631.45 27MAR00        562.38     .00
0    20542 92  62500 49     3017.47 28MAR00        16.02      .00 0     20543 93 65800 49    14083.33 29MAR00         78.70     .00
0    20544 92  62500 49     2010.96 30MAR00        10.67      .00 0     20545 93 65800 49    20115.41 30MAR00        112.41     .00
0    20546 93  65800 49    26076.08 24APR00       145.73      .00 0     20547 92 66300 49    50281.60 31MAR00        283.13     .00
0    20548 92  64400 49     5023.82 04APR00        27.48      .00 0     20549 93 67700 49    25125.20 04APR00        144.47     .00
0    20552 92  66300 88    20090.82 06APR00       113.13      .00 0     20553 93 65800 49    25000.00 07APR00 1      139.71     .00
0    20554 92  66300 49    25108.99 07APR00       141.39      .00 0     20555 92 66300 49    25108.99 07APR00        141.39     .00
0    20556 92  64400 49     2007.41 10APR00        10.98      .00 0     20558 93 67700 49   108198.12 11APR00        622.12     .00
0    20559 92  66300 88     2006.54 13APR00        11.30      .00 0     20560 92 66300 88     2006.54 13APR00         11.30     .00
0    20561 93  65800 49    13694.29 13APR00        76.53      .00 0     20562 92 64400 49    10031.76 13APR00         54.87     .00
0    20563 92  64400 49    10031.76 13APR00        54.87      .00 0     20564 93 67700 49    10033.39 13APR00         57.69     .00
0    20565 92  66300 49    45138.96 14APR00       254.18      .00 0     20566 92 66300 49   100254.30 17APR00        564.53     .00
0    20567 92  64400 49     3006.88 18APR00        16.45      .00 0     20568 92 66300 49    93478.67 25APR00        526.37     .00
0    20569 93  67700 49    50046.37 26APR00       287.76      .00 0     20570 92 66300 49   120108.99 26APR00        676.33     .00
0    20571 92  66300 49     5004.54 26APR00        28.18      .00 0     20572 92 64400 49     7785.79 28APR00         42.59     .00
0    20573 92  64400 49     3001.59 28APR00        16.42      .00 0     20574 93 67700 49    10532.43 28APR00         60.56     .00

BRANCH T0TALS       NBR ACCTS       1,211     CURRENT BALANCE        28,085,335.42      ANTIC INTEREST          82,956.84

INST  75P BRANCH  91  SEQ-TYPE     2                   SAVINGS TRIAL BALANCE (DETAIL)    080EB    APR 29, 00                PAGE 198

T  ACCOUNT PR    INT HD     CURRENT    DATE PIP S  ANTIC  DSB/INT T   ACCOUNT PR   INT HD     CURRENT    DATE PIP S   ANTIC  DSB/INT
I   NUMBER TY   RATE CD     BALANCE     LCT DNW 7   EARN  ERN/ACC I    NUMBER TY  RATE CD     BALANCE     LCT DNW 7    EARN  ERN/ACC
0    9797  02  48900 29         .00 24FEB93          .00      .00

AVERAGE LIFE                                   NEW YORK    04/30/00

                                   # ACCTS       AMOUNT                                # DAYS
                                   -------   ----------
Type 00                                  1        6,747    Passbook                       30
Type 01                                  0            0    MM Passbook                    30
Type 02                                 25       13,022    Kids Club                      30
Type 03                                 62      469,632    Stamford/NY Stmt Savings       30
Type 09                                  0            0    Stamford/Three Check a Month   30
Type 10                                  6        8,652    Diamond Checking               30
Type 11                                 58      326,214    Efficiency Checking            30
Type 12                                  0            0    Super Checking                 30
Type 13                                  0            0    Mission Viejo Checking         30
Type 14                                  8        1,142    Senior Checking                30
Type 15                                 20      234,816    Business Checking              30
Type 16                                459   14,301,782    Three Check a Month            30
Type 17                                  1            0    Home Equity LOC Checking       30
Type 18                                  7       12,292    Millennium Checking            30
Type 19                                 91      150,060    Express Checking               30
Type 20                                  0            0    Escondido Liquid MMA           30
Type 21                                  8       13,588    MM Three Check a Month         30
                                   -------   ----------
Total Transaction Accounts             746   15,537,946                       55.32%

Total Term Accounts                    465   12,547,389                       44.68%
                                   -------   ----------
TOTAL                                1,211   28,085,335
                                   =======   ==========

Average Rate Sensitivity (days)               99.499615
Average Rate Sensitivity (months)                   3.3

             2000        2001        2002        2003        2004        2005         2006         2007         2008         2009
          ---------   ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Jan                     413,033     108,492      26,050
Feb                     471,099      20,115
Mar                      70,933     153,889
Apr                     807,093
May         145,453      28,285
Jun         574,085      67,836      11,122      66,335
Jul       1,151,353      46,341      50,046      38,758
Aug       2,180,487     142,555
Sep       3,124,628     165,181
Oct         686,751      78,901                  97,871
Nov         556,328      38,836
Dec         979,029       4,085     242,419
          ---------   ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
          9,398,114   2,334,177     586,084     229,014         0           0            0            0            0            0

AVERAGE LIFE                               STAMFORD        4/30/00

                                   # ACCTS       AMOUNT                                # DAYS
                                   -------   ----------
Type 00                                 12       45,946    Passbook                       30
Type 01                                  8      351,654    MM Passbook                    30
Type 02                                 13        7,499    Kids Club                      30
Type 03                                167    1,785,559    Stamford/NY Stmt Savings       30
Type 09                                  8      163,364    Stamford/Three Check a Month   30
Type 10                                  6       19,225    Diamond Checking               30
Type 11                                149      634,814    Efficiency Checking            30
Type 12                                  0            0    Super Checking                 30
Type 13                                  0            0    Mission Viejo Checking         30
Type 14                                  2        2,155    Senior Checking                30
Type 15                                 38      622,771    Business Checking              30
Type 16                                352   10,174,179    Three Check a Month            30
Type 17                                  2            0    Home Equity LOC Checking       30
Type 18                                  7       69,456    Millennium Checking            30
Type 19                                103      290,204    Express Checking               30
Type 20                                  0            0    Escondido Liquid MMA           30
Type 21                                  0            0    MM Three Check a Month         30
                                   -------   ----------
Total Transaction Accounts             867   14,166,826                       19.78%

Total Term Accounts                  2,018   57,455,531                       80.22%
                                   -------   ----------
TOTAL                                2,885   71,622,357
                                   =======   ==========

Average Rate Sensitivity (days)              197.043981
Average Rate Sensitivity (months)                   6.6

           2000        2001         2002        2003        2004        2005         2006         2007         2008         2009
        ----------   ----------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Jan                   3,263,315    690,901
Feb                   5,182,185    483,232
Mar                   1,950,854    120,012      16,297
Apr                   5,888,794    703,840     393,994
May      3,254,641      707,370     31,146      96,976
Jun      5,382,289      760,915     12,049     214,358
Jul      6,656,243      535,366    152,347      27,506
Aug      6,663,318      350,437      4,345      59,307
Sep      1,491,756    1,296,229    252,007      12,081
Oct      1,903,403      562,196
Nov      3,656,663      881,618
Dec      2,934,417      691,587    171,536
        ----------   ----------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
        31,942,730   22,070,866   2,621,415     820,519          0          0            0            0            0            0

                                   EXHIBIT B-1

                                     SUMMARY

                                    EXHIBIT C

                           CONTRACTUAL OBLIGATIONS AND
                           COPIES OF RELATED DOCUMENTS

There are two (2) service contracts in place both relating to the Stamford branch.

      o     The ATM maintenance agreement with Diebold expires December 31, 2000

      o The phone system maintenance agreement with Claircom expires September 15, 2000.

================================================================================
                              [LOGO] claricom(TM)

                                Service, Quality
                                  & Commitment
                                ----------------
                         Complete Customer Care Package

================================================================================

================================================================================

Although some companies are just beginning to define the word "service", Claricom, Inc. has built more than 50 years of our business on that word. Our definition includes phrases like 24 hours a day, quick response and free service consultation. The best thing about how we define the word service is that unlike the dictionary (and some telecommunications companies we know of) we have just one definition that satisfies us: responding to the needs of our customers in the most efficient manner possible to quickly provide the solutions to our customers needs. So the next time your telecommunications systems needs service, remember to call Claricom, Inc. and find out the true meaning of the word.

Leading the industry in consistent customer satisfaction, Claricom, Inc., has made customer support the primary areas of this business. As our customer, we know that you have invested in Claricom Inc. products because productivity and efficiency are important to your business. With that in mind, we design and manufacture systems to be as trouble free as possible.

However, we also know that when you need service, you expect courteous, prompt and helpful assistance -- at your convenience -- and, with Claricom Inc., you can count on it.

================================================================================

                                     [LOGO]
                                  claricom(TM)

                    MAINTENANCE PROGRAM TERMS AND CONDITIONS

PARTIES AND APPLICABILITY

These Terms and Conditions apply to the Maintenance Program provided by Claricom, Inc. ("Company") to the party named as addressee in the accompanying Maintenance Program invoice ("Customer"). By payment of the invoice, Customer agrees to these Terms and Conditions, which shall not be amended or supplemented and shall supersede all others unless otherwise mutually agreed in writing.

THE PRODUCT

The selected Maintenance Program pertains to the equipment and software (the "Product") specified and installed at the address indicated in the accompanying enclosed invoice (the "Authorized Location"). The Maintenance Fee is calculated based on the number of working ports (defined as working extensions, with or without accompanying phones, plus working lines), plus any and all peripheral equipment. Customer agrees to ensure that the Authorized Location maintains a room temperature ranging between 30(degree) F and 80(degree) F, relative humidity not exceeding 80% noncondensing, and a three-foot minimum clearance in front of the equipment. Company also advises Customer to provide a dedicated power source of 117 volts A.C. 20 amp circuit with a ground and a good earth ground for the Product. If the Authorized Location fails to meet these specifications, or if the Product is moved from the indicated locations without the written consent of the Company, subject to the terms and conditions as may be established by the Company, then the Company shall have the right to terminate the Maintenance Program without any liability to the Customer.

                        TYPES OF PROGRAMS AND COVERAGES

FULL SYSTEM COVERAGE
--------------------------------------------------------------------------------
TOTAL PROTECTION PROGRAM

Regular Service

Parts and Labor coverage is provided within 24 hours, 24 hours per day, 7 days a week, including Federal holidays. Includes line conditioner, CO line protector and power conditioning. As long as the Total Protection Program is in effect, we cover the system against lightning strikes and power surges and spikes. One annual preventive maintenance checkup and remote clears, 7 days a week, 24 hours a day, are also included.

Major Outage Service

Major Outage coverage is provided within 3 hours, 24 hours per day, 7 days a week, including Federal holidays.

ADVANCED MAINTENANCE PROGRAM

Regular Service

Parts and Labor coverage is provided within 24 hours, only during normal working hours (8:00 AM to 5:00 PM, Monday through Friday, local time) excluding Federal holidays. One annual preventive maintenance checkup and remote clears, 7 days a week, 24 hours a day, are also included.

Major Outage Service

Major Outage coverage is provided within 3 hours, 24 hours per day, 7 days a week, excluding Federal holidays.

BASIC MAINTENANCE PROGRAM

Regular Service

Parts and Labor coverage is provided within 24 hours, only during normal working hours (8:00 AM to 5:00 PM, Monday through Friday, local time), excluding Federal holidays. Remote clears during normal working hours (8:00 AM to 5:00 PM Monday through Friday, local time) included.

Major Outage Service

Major Outage coverage is provided within 3 hours only during normal working hours (8:00 AM to 5:00 PM, Monday through Friday, local time), excluding Federal holidays.

PARTS ONLY COVERAGE
--------------------------------------------------------------------------------
MATERIALS ONLY PROGRAM

The Materials Only Program covers only the equipment, parts and non-Lease Cost Routing software installed by the Company for the Customer. The Materials Only Fee is calculated based on the number of installed working ports (defined as working extensions, with or without accompanying phones, plus working lines), plus any and all peripheral equipment (the "Product"). Labor performed by the Company and its subcontractors will be billed at the rate charged by the Company for similar work performed at similar times in the same general location.

Regular Service

The Regular Service hours are normal working hours (8:00 AM to 5:00 PM, Monday through Friday, local time), excluding Federal holidays.

Major Outage Service

Major Outage coverage is provided within 3 hours only during normal working hours (8:00 AM to 5:00 PM, Monday through Friday, local time) excluding Federal holidays.

CONDITIONS FOR MAJOR OUTAGE SERVICE
--------------------------------------------------------------------------------
Major Outage Service will be provided when one of the following conditions exist:

o The central or any attached processor cannot place, receive or retrieve calls.

o     The main attendant console cannot place or receive calls

o A minimum of 20% of all data and telephone ports cannot receive or place calls.

o     A minimum of 20% of all trunks are inoperative

o     The loss of an ACD group, line or recorder.

MAINTENANCE FEE/PAYMENT

Upon payment in full of this invoice as evidenced by Customer's canceled check, Company will provide to Customer full and exclusive maintenance of the Product, under the terms and conditions of the Maintenance Program described above and selected by Customer, for the period noted on the front of the accompanying invoice (the "Term").

No later than the Effective Date of the Maintenance Agreement or any renewal thereof, Customer shall tender in cash or wire transfer, to Company the total Maintenance Fee indicated on the invoice. In the event Customer fails to make timely payment of the entire Maintenance Fee or Company is unable to collect the funds tendered by Customer; then Company may terminate the Maintenance Program, or, in its sole discretion, suspend performance until payment is received. Company may also suspend performance under the Maintenance Program if Customer is in default of payment under any other agreement with Company, until such payment default is cured.

RESPONSIBILITIES OF COMPANY

Company shall perform all maintenance service and repair and furnish all labor, materials and replacement parts necessary to keep the Product in satisfactory working condition as described in the manufacturer's specifications and Related Documentation for such Product based on the Software Release and Equipment configuration purchased by Customer from Company; provided, however, that unless the coverage selected by Customer specifically provides otherwise, or as provided in the Responsibilities of Customer Section hereof, Company will maintain the Product in accordance with the following standards:

(i) only manufacturer's parts or equivalent, either new or refurbished, of equal or better quality will be used;

(ii) the manufacturer's routine preventive maintenance will be followed if elected coverage provides for such preventive maintenance; and

(iii) all maintenance will be performed by authorized qualified personnel.

Company is responsible for maintenance of the Product only on the subscriber side of the interface equipment connecting the Product to Customer's telephone or other utility. Customer agrees that it shall not be entitled to set off any amounts due to Company under the Maintenance Program against any obligations owed to it by Company hereunder or under any other agreement.

Coverage Limits. The maintenance services provided by Company hereunder excludes
(i) replacement of any equipment that by its nature has a limited life-cycle (i.e. batteries, headsets or similar equipment types); (ii) upgrades to the Product that add functions or features to the Product; (iii) upgrades to support mime and date related data; and (iv) requested time and date changes.

RESPONSIBILITIES OF CUSTOMER

Customer shall be responsible for the cost of repairs to the Product necessitated as a result of, and Company shall have no liability attributable to:

(i) negligence of non-Company personnel, misuse, vandalism, fire, lightning, power surges, water or other peril, or acts of God; and

(ii) repairs, maintenance, modifications, additions, relocation or alteration of the Product performed by anyone other than Company representatives and subcontractors, failure of Customer to comply with requirements specified herein or to perform recommended preventive maintenance, or services of products of other vendors, including any telephone company.

Customer shall be responsible for providing an Authorized Location that shall not contain any hazardous substances, including without limitation, (i) oil, petroleum or other hydrocarbon derivatives or products; (ii) hazardous wastes;
(iii) hazardous or toxic substances or chemicals; (iv) fungicides, rodenticides or insecticides; (v) asbestos; or (vi) urea formaldehyde and any other substance defined as a Hazardous Substance by any applicable state, federal or local laws, rules or regulations. Customer will indemnify, defend and hold Company harmless against any claim, liability, fee, fine, penalty or damage arising from or related to the presence of Hazardous Substances at the Authorized Location. Company shall be permitted to suspend performance without penalty if its performance could have an adverse impact on its employees or contractors' health or safety, or would constitute a violation of any applicable law, rule or regulation, until it receives adequate assurances from Customer satisfactory to Company.

DELAY

Company shall not be liable for any delay of performance under the Maintenance Program, or any damages suffered by Customer as a result of such delay, when such delay is directly or indirectly caused by or results from any act of God or other intervening external cause, accident, governmental laws or regulations, labor disputes, civil disorder, transportation delays, or any other cause beyond the reasonable control of Company.

LIMITATION OF LIABILITY

Company's sole obligation under the Maintenance Program is to maintain the Product in good working order in accordance with the terms and conditions set forth herein and included in the Manufacturer's specifications and Related Documentation. NO OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE MADE. NO EXPRESS OR IMPLIED WARRANTY IS MADE AGAINST FRAUDULENT USES THAT MAY BE MADE OF THE PRODUCT. CUSTOMER AGREES THAT COMPANY SHALL HAVE NO LIABILITY FOR DAMAGES, INCLUDING BUT NOT LIMITED TO INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES FOR FAILURE OF THE PRODUCT TO OPERATE IN GOOD WORKING ORDER FOLLOWING PERFORMANCE OF MAINTENANCE BY COMPANY. IN THE EVENT OF SUCH OCCURRENCE, CUSTOMER'S SOLE REMEDY WILL BE THE PROVISION OF ADDITIONAL SERVICE BY COMPANY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE SELECTED MAINTENANCE PROGRAM. UNLESS CUSTOMER HAS PURCHASED A YEAR 2000 UPGRADE FROM COMPANY, SERVICES RELATING TO YEAR 2000 COMPLIANCE OR FUNCTIONALITY ARE SPECIFICALLY EXCLUDED
FROM THE TERMS OF THIS AGREEMENT AND NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO REQUIRE COMPANY TO REPAIR, MAINTAIN, UPGRADE, REPLACE OR OTHERWISE CORRECT ANY PRODUCT FOR THE PURPOSE OF MAKING THAT PRODUCT YEAR 2000 COMPLIANT. NO EXPRESS OR IMPLIED WARRANTY IS MADE AGAINST INTRUSIONS INTO COMPANY'S OR COMPANY'S VENDORS' VOICE PROCESSING SYSTEMS BY FRAUDULENT CALLERS OR AGAINST ANY TOLL FRAUD. COMPANY MAKES NO WARRANTIES AS TO THE LAWFULNESS OF USING ANY FEATURE OF THE PRODUCT TO MONITOR, RECORD OR FORWARD ANY ORAL, WIRE OR ELECTRONIC COMMUNICATION. CUSTOMER AGREES TO USE THE PRODUCT IN COMPLIANCE WITH ALL FEDERAL, STATE AND LOCAL LAWS, AND TO INDEMNIFY COMPANY AGAINST ALL CLAIMS OR LIABILITY UNDER ANY PRIVACY, ELECTRONIC SURVEILLANCE AND SIMILAR LAWS ARISING FROM THE USE, POSSESSION, INSTALLATION, AND SALE OF THE PRODUCT. THIS LIMITATION OF LIABILITY SHALL APPLY, NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDIES.

ASSIGNMENT

A Maintenance Program may not be assigned by Customer without the prior written consent of the Company. Any attempt to assign without such consent shall be void.

SUBCONTRACTING

To ensure the prompt and efficient performance of its obligations hereunder, Company may subcontract any of the work to be performed by it under any Maintenance Program.

SEVERABILITY

The invalidity or unenforceability of any provision of the Maintenance Program shall not affect the validity or enforceability of the other provisions, and these Terms and Conditions shall be construed in all respects as if such invalid and unenforceable provisions were omitted. Company and Customer agree to substitute for any invalid or unenforceable provision a valid and enforceable provision that most closely approximates the economic effect and intent of the invalid and unenforceable provision.

AUTOMATIC RENEWAL

The selected Maintenance Program shall be automatically renewed for additional periods equal in duration of the Term specified in the last invoice (the "Renewal Terms") on the terms and conditions set forth herein or as provided in Company's Maintenance Programs Terms and Conditions mailed to Customer with an invoice for the Renewal Term 60 days prior to any such Renewal Term, unless, at least 30 days prior to the expiration of the Term or Renewal Term, either Company or Customer shall have given written notice of nonrenewal and subject to payment of the invoice by Customer for such renewal. In the event of such automatic renewal, a Maintenance Fee for each Renewal Term shall be set by Company in accordance with its prevailing rates for such service then in effect.

TIME AND MATERIALS

Any service performed by Company when the Maintenance Program is not in effect, any service performed outside the hours or limits of the coverage selected by the Customer, and any service on products not listed on the Maintenance Program invoice will be billed in accordance with Company's prevailing labor, parts and materials rates, with payment due and payable to the Company's authorized representative upon satisfactory completion of the service performed.

CANCELLATION

The performance of any work on the Product by any unauthorized persons will void the Maintenance Program without any liability to Company.

         Claricom, Inc.
         Maintenance Programs Department
         478 Wheelers Farms Road
         Milford, CT 06460

Revision Date: October 15, 1998

                                    EXHIBIT D

                                OPERATING ASSETS

                                   Original        Accumulated         Carrying
                                     Cost          Depreciation          Value
Equipment
  Stamford                         $82,493           $45,000           $37,493
  New York                          68,133            27,056            41,077

Furniture
  Stamford                          46,099            33,010            13,089

Computers
  Stamford                         125,697           105,817            19,880
  New York                          55,570            28,111            27,459

Leasehold Improvements
  Stamford                         145,473            72,050            73,423
  New York                          17,596            10,157             7,439
------------------------------------------------------------------------------

Total                             $541,061          $321,201          $219,860

                                    Exhibit D
                                 Detail Listing
                                       Of
                                Operating Assets

La Jolla Bank
Summary of Property and Equipment
Data as of April 30, 2000

                                   Original        Accumulated         Carrying
                                     Cost          Depreciation          Value

Equipment
  Stamford                          82,493            45,000            37,493
  New York                          68,133            27,056            41,077

Furniture
  Stamford                          46,099            33,010            13,089

Computers
  Stamford                         125,697           105,817            19,880
  New York                          55,570            28,111            27,459

Leasehold
  Stamford                         145,473            72,050            73,423
  New York                          17,596            10,157             7,439
                             --------------------------------------------------

Total                              541,061           321,201           219,860
                             ==================================================

La Jolla Bank
Fixed Aset Detail
30-Apr-00

             STAMFORD-EQUIPMENT
  ASSET                                           DATE                             BOOK
  NUMBER             DESCRIPTION                ACQUIRED   COST       ACC DEP      BASIS

       720   FICHE MACHINE                      19940816    3,078.92    3,078.92        0.00
       729   ATM BOARD                          19950531    3,110.00    3,013.69       96.31
       732   INSTALL ATM COVER                  19950608      222.60      215.18        7.42
       733   ATM SURROUND                       19950630      250.00      238.38       11.62
       735   CASH TRAYS                         19951023      585.12      520.40       64.72
       738   TIME LAPSE VCR                     19960208    1,495.00    1,234.56      260.44
       741   2 DIGITAL CAMERAS                  19960716    1,427.97    1,060.80      367.17
       746   INSTALL 3 LENSES CCTV              19970501      595.00      578.43       16.57
       748   MICROFILMER/ENDORSER               19970903    7,144.96    4,664.50    2,480.46
       837   TOSHIBA 4560 COPIER                19990731    8,124.90    1,083.36    7,041.54
       839   PHONE UPGRADE                      19990409    3,153.50      630.70    2,522.80
       870   PAPER SHREDDER BR 50               20000127    1,311.21      262.24    1,048.97
       118   ATM SECURITY                       19941219    1,723.00      916.51      806.49
      0167   ATM Y2K UPGRADE                    19990430    4,061.90      438.02    3,623.88
       726   TYPEWRITER                         19941222      250.00      250.00        0.00
       838   PHONE UPGRADE                      19990409    3,153.50      630.70    2,522.80
       717   SOLUTIONS                          19981130    1,248.15      554.73      693.42
       718   CAMCORDER, VCR, TV                 19931204    1,172.23    1,172.23        0.00
       719   FAX MACHINE                        19931217      773.80      773.80        0.00
       721   REFRIGERATOR AND MICROW            19941001      565.99      565.99        0.00
       722   COFFEE MAKER                       19941001      179.99      179.99        0.00
       723   VACUUM CLEANER                     19941001      312.65      312.65        0.00
       724   FAX MACHINE                        19941122    3,058.10    3,058.10        0.00
       725   WET/DRY VAC                        19941128       74.19       74.19        0.00
       731   PHONE                              19950608      483.36      483.36        0.00
       739   PITNEY BOWES MAIL MACHINE          19960404    5,755.70    4,604.59    1,151.11
       740   SHREDDER                           19960411      530.00      423.95      106.05
       745   FAX FOR HOME PAN KX-F105           19970204      261.70      261.70        0.00
       747   ADD ONE PHONE UNIT                 19970811    1,715.82      915.18      800.64
       749   IBM SELECTRIC TYPEWRITER           19971222      371.00      166.90      204.10
       750   2ND FLOOR FAX MACHINE              19971223    2,427.40    1,092.26    1,335.14
       757   TOSHIBA COPIER                     19980604    9,883.44    3,623.89    6,259.55
      0112   INSTALL ALARM SYSTEM               19941001   10,031.88    5,517.59    4,514.29
      0113   ALARM SYSTEM                       19941001    3,460.90    1,903.45    1,557.45
      0114   SECURITY ANNUAL SC                 19941001      500.00      500.00        0.00

                                                           82,493.88   45,000.94   37,492.94

La Jolla Bank
Fixed Aset Detail
30-Apr-00

             NEW YORK-EQUIPMENT
  ASSET                                           DATE                             BOOK
  NUMBER             DESCRIPTION                ACQUIRED   COST       ACC DEP      BASIS

       744   NYNEX INSTALL PHONE                19970203      407.31      407.31        0.00
       163   SECURITY SYSTEM                    19970701    3,000.00    1,511.55    1,488.45
       789   VAULT                              19970716   12,443.34    3,044.43    9,398.91
       790   PHONE SYSTEM                       19970801    3,037.85      743.30    2,294.55
      0164   INSTALL PHONE LINES                19970923    1,072.86      523.66      549.20
       793   PHOTOCOPIER                        19971028    6,725.57    3,250.64    3,474.93
       796   FAX MACHINE                        19971121    2,732.80    1,308.47    1,424.33
       797   MICROFILMER                        19971201   11,401.17    6,374.75    5,026.42
       803   SECURITY SYSTEM                    19980129    9,773.00    4,355.35    5,417.65
       804   TELEPHONE SYSTEM                   19980204    7,083.04    1,534.73    5,548.31
       805   SECURITY SYSTEM                    19980218    4,313.76    1,850.98    2,462.78
       807   TRISTATE DIGITAL CAMERA            19980402      399.45      266.33      133.12
       799   2 TIMELOCK MOVEMENTS VAU           19971222    2,043.11      944.36    1,098.75
       809   DIGITAL CAMERA                     19981007      264.95      132.48      132.47
       811   BATTERY MEMORY                     19981008      652.19      326.12      326.07
       812   MICROWAREHOUSE                     19981130      159.90       71.06       88.84
       826   CASH COUNTER                       19990611    1,033.27      172.20      861.07
       833   TELLER CASH BOXES                  19990715    1,590.00      238.50    1,351.50

                                                           68,133.57   27,056.22   41,077.35

La Jolla Bank
Fixed Aset Detail
30-Apr-00

             STAMFORD-FURNITURE
  ASSET                                           DATE                             BOOK
  NUMBER             DESCRIPTION                ACQUIRED   COST       ACC DEP      BASIS

       755   LOBBY PORTABLE POSTS               19980213      498.68      216.08      282.60
       785   EXEC WORK STATION                  19970714    1,213.60      667.48      546.12
       786   TELLER STOOLS                      19970721      369.78      201.48      168.30
       822   CASH COUNTER                       19990611    1,011.07      168.50      842.57
       777   MORTGAGE CABINETS                  19950531    2,158.87    1,508.48      650.39
       778   MORTGAGE FILES                     19950608    2,003.64    1,383.41      620.23
       673   COMPUTER STAND                     19941104      295.84      295.84        0.00
       675   COMPUTER STAND                     19941121      351.06      351.06        0.00
       676   COMPUTER STAND                     19941222      102.72      102.72        0.00
       677   COMPUTER RAM                       19941205      572.19      572.19        0.00
       678   MODEM LINE                         19941209      111.30      111.30        0.00
       680   COMPUTER STAND                     19950113      320.52      320.52        0.00
       682   PRINTER STANDS                     19950125      342.48      342.48        0.00
       727   NOBODY BEATS THE WIZ               19941230      149.95      149.95        0.00
       728   PRINTER STANDS                     19950113      147.79      147.79        0.00
       730   LETTERBOARD                        19950601      299.64      299.64        0.00
       734   PRCST ASH/TRASH                    19950706      415.73      395.00       20.73
       736   WORK CENTER                        19960213      286.84      239.02       47.82
       737   TELECONFERENCE                     19960222    1,007.35      830.72      176.63
       743   2 SIGN BANNERS WITH LOGO           19970124      614.80      614.80        0.00
       751   LATERAL FILES                      19980112      428.26      192.74      235.52
       752   EXTENSIONS                         19980205      634.02      274.78      359.24
       753   5 DRAWER FILE                      19980209      537.00      232.70      304.30
       754   SHR LEVOLOR WOOD BLINDS            19980209      583.00      252.68      330.32
       756   FILES OP DEPT                      19980507    1,382.24      529.89      852.35
       759   JR OFFICE                          19941101    2,780.38    2,151.50      628.88
       760   OFFICE                             19941101    2,780.38    2,151.50      628.88
       761   CABINETS                           19941101      976.26      755.39      220.87
       762   SITTING AREA                       19941101    2,552.48    1,975.24      577.24
       763   FREIGHT SHIPPING AND HANDLING      19941101      535.30      414.15      121.15
       764   KFI                                19941107      577.70      447.10      130.60
       765   CHAIR                              19941121      296.79      296.79        0.00
       766   CENTRE ISLE                        19941123      742.00      570.73      171.27
       767   50% DOWN PAYMENT                   19941123      293.00      293.00        0.00
       768   PROD FELT BOARD                    19941222      427.39      427.39        0.00
       769   BIBER CONTRACT                     19941229    4,000.00    3,592.35      407.65
       770   BIBER CONTRACT                     19950106      328.16      246.22       81.94
       771   OFFICE FURNITURE                   19950111    2,288.54    1,716.25      572.29
       772   GLASS AND MIRROR                   19950125      320.12      320.12        0.00
       773   BIBER CONTRACT                     19950125    1,460.59    1,089.37      371.22
       774   BOOK SHELF                         19950206      158.25      158.25        0.00
       775   OFFICE FURNITURE                   19950504      500.00      351.06      148.94
       776   OFFICE FURNITURE                   19950508      749.74      526.75      222.99
       779   LATERAL FILE                       19950628      569.50      391.19      178.31
       780   2 DESKS, CHAIR, CREDENZA           19960326    1,447.96    1,158.32      289.64
       781   2 3-DRAWER LATERAL FILES           19960603      659.22      505.43      153.79
       782   4-DRAWER FILE                      19960703      323.37      242.55       80.82
       783   CONFERENCE TABLE                   19961011      449.44      314.77      134.67
       784   FILE CABINET/ CHAIR                19970121      366.44      236.09      130.35
       787   DESK/CHAIRS                        19970922    1,500.00      767.89      732.11
       788   DESK                               19971217    1,234.80      570.74      664.06
       794   COIN TRAYS                         19971028      975.78      471.57      504.21
       792   KITCHEN APPLS                      19971028      966.67      467.20      499.47

                                                           46,098.63   33,010.16   13,088.47

La Jolla Bank
Fixed Asset Detail
         30-Apr-00

                 STAMFORD-COMPUTERS

ASSET                                                DATE                                      CARRYING
NUMBER           DESCRIPTION                        ACQUIRED        COST        ACC DEP          VALUE

 670             COMPUTER FOR SAVINGS               19941014       1,452.20     1,452.20           0.00
 679             COMPUTER                           19941230       1,600.60     1,600.60           0.00
 681             PRINTER                            19950115       2,151.68     2,151.68           0.00
 691             SEMIDEY TELLER SYS                 19960404      26,953.86    20,215.38       6,738.48
 692             TELLER SYS SOFTWARE                19960426      10,687.00     7,908.48       2,778.52
 699             VANGARD 300                        19970204       3,035.36     3,035.36           0.00
 702             INTERNAL X2 MODEM                  19970507         210.94       205.10           5.84
 667             COMPUTER, PRINTER LOANS            19930531       3,068.70     3,068.70           0.00
 687             COMPUTER                           19951026       1,620.00     1,620.00           0.00
 694             POINT FOR WINDOWS                  19960520         908.00       704.26         203.74
 698             COMPUTER                           19961219       3,970.34     3,970.34           0.00
 714             HP LASERJET PRINTER                19980520       1,983.79     1,212.36         771.43
0106             CABLE FOR BMS                      19990116         920.00       122.66         797.34
 665             COMPUTER, PRINTER                  19931216       3,996.20     3,996.20           0.00
 666             QUATTRO PRO                        19931216         254.45       254.45           0.00
 668             COMPUTER, PRINTER ACCTG            19940919       1,764.90     1,764.90           0.00
 669             MODEM FOR COMPUTER                 19940919         153.90       153.90           0.00
 671             FAX MODEM ADMIN                    19941104         174.90       174.90           0.00
 672             FAX MODEM LINE                     19941104         111.30       111.30           0.00
 674             COMPUTER                           19941121         675.00       675.00           0.00
 683             CD ROM                             19950322         434.60       434.60           0.00
 684             1 MEG SIMM                         19950530         296.80       296.80           0.00
 685             COLOR MONITOR                      19950914         296.80       296.80           0.00
 686             TAPE BACKUP                        19950914         560.00       560.00           0.00
 688             2 COMPUTERS                        19960221       3,490.00     2,868.93         621.07
 689             2 LAPTOP COMPUTERS                 19960415       3,905.98     3,905.98           0.00
 690             A P SYSTEM                         19960418         720.00       720.00           0.00
 693             INSTALL LAN TRAIN                  19960513         461.10       341.34         119.76
 695             LAN SET UP COSTS                   19960710       1,298.50     1,298.50           0.00
 696             SYNON BRANCH AUTOMATIO             19960924      18,179.50    16,828.31       1,351.19
 697             HARDWARE/SOFTWARE                  19961024         466.80       323.75         143.05
 700             COMPUTER                           19970227         921.14       921.14           0.00
 701             COM CARD LAN GATEWAY               19970312       2,265.70     2,265.70           0.00
 703             CONVERSION PLUS                    19970528         328.39       310.19          18.20
 704             LAPTOP COMPUTER                    19970613       2,090.99     1,974.84         116.15
 705             OFFICE 97 WINDOWS 95               19970829       2,187.17     1,883.37         303.80
 706             LAPTOP COMPUTER                    19970929       2,633.48     2,218.93         414.55
 707             PC HARDWARE UPGRADE                19971006       3,345.00     2,725.59         619.41
 708             GATEWAY SOFTWARE                   19971222       3,031.55     2,309.72         721.83
 709             25 GATEWAY AND APP UPGR            19980114         625.00       468.74         156.26
 710             EXCEL                              19980114         455.62       341.73         113.89
 711             COMPUTER                           19980102       2,491.95     1,868.95         623.00
 712             COMPUTER                           19980212       3,844.16     2,776.32       1,067.84
 713             DUFRANE SOFTWARE                   19980311       3,345.04     2,322.96       1,022.08
 716             COMPUTER                           19981020       2,011.03       949.64       1,061.39
 742             HP DESKJET PRINTER                 19970114         317.98       206.69         111.29

                                                                 125,697.40   105,817.29      l9,880.11

La Jolla Bank
Fixed Asset Detail
         30-Apr-00

                  NEW YORK-COMPUTERS

ASSET                                                    DATE                                         CARRYING
NUMBER            DESCRIPTION                          ACQUIRED           COST          ACC DEP         VALUE

 795              LAN                                  19971028         2,017.00          974.95       1,042.05
 791              TELLER SYSTEM                        19971121        45,018.84       22,959.68      22,059.16
 798              LASERJET 4000N                       19971217         1,543.71          712.66         831.05
 800              MARINER 33.6 DATA/FAX/LAN            19971223         1,987.40          918.59       1,068.81
 801              VANGUARD 320 W/DSU                   19980112           510.00          229.50         280.50
 802              INSTALL TELLER SYSTEM                19980114         1,375.00          618.80         756.20
 806              EXCEL, WIN 95, OFF 97                19980413           455.62          303.77         151.85
 715              NETWORK SOFTWARE                     19980813         1,114.95          619.41         495.54
 808              LAPTOP                               19981005         1,272.19          636.10         636.09
 810              CD ROM                               19981007           275.49          137.73         137.76

                                                                       55,570.20       28,111.19      27,459.01

La Jolla Bank
Fixed Asset Detail
   30-Apr-00

        STAMFORD - LEASEHOLD

ASSET                              DATE                                 BOOK
NUMBER     DESCRIPTION            ACQUIRE      COST        ACC DEP      BASIS

   871 CT SIGNAGE                 20000229      4,478.50      895.70    3,582.80
  0105 CABLE FOR BMS              19990116        920.00      122.66      797.34
  0111 VAULT FLOOR REPAIR         19941001        500.00      500.00        0.00
   178 SIGNAGE                    19990922      1,485.57      183.78    1,301.79
  0181 BR 50 COUNTER REMODEL      19991201     28,630.98    1,080.40   27,550.58
   758 LOBBY FLOOR                19941101      8,732.28    6,757.27    1,975.01
  0108 ADDITIONAL PARKING         19941020        404.62      404.62        0.00
  0109 GENERAL CLEAN UP           19940930      1,173.10    1,173.10        0.00
  0110 GENERAL CLEAN UP           19940930        940.01      940.01        0.00
  0115 ELECTRICAL WORK            19941104      1,663.32      900.91      762.41
  0116 LOCKS                      19941205        722.17      722.17        0.00
  0117 FIDALEO & SONS             19941207        500.00      266.79      233.21
  0119 ADT INSTALLATION           19941222        358.48      356.48        0.00
  0120 SANTA FUEL                 19941230        346.05      348.05        0.00
  0121 MILLARD ASSOC              19941230      3,000.00    1,595.66     1404.34
  0122 DOORS                      19950125      1,630.28      853.75      776.53
  0123 MORSE MOVING               19950206        612.48      612.48        0.00
  0124 BANK LOCK SERV1CES         19950206        297.86      297.86        0.00
  0125 TEMCO BUILING MAINT        19950214        821.50      821.50        0.00
  0126 JOSEPH ARGENTINE           19950214        438.00      438.00        0.00
  0127 SANTA FUEL                 19950220        858.71      858.71        0.00
  0128 UNITED ELECTRICAL CONT     19950224      1,964.22    1,009.65      954.57
  0129 ACTIV-AD SIGNS             19940224      2,325.37    1,875.15      450.22
  0130 MILLARD ASSOC              19950224        892.32      459.94      432.38
  0131 WINDOW                     19950424      1,116.18      556.45      559.73
  0132 OUTSIDE LIGHTS             19950530        584.50      547.03       17.47
  0133 RAIL HANDICAP RAMP         19950609        850.00      410.75      439.25
  0134 OUTLETS FOR ALARM          19950623        695.00      334.97      360.03
  0135 17 TELEPHONE DROPS         19950623      3,130.00    1,508.55    1,621.45
  0136 ACTIV-ADS SIGNS            19950630      3,575.00    3,408.12      166.88
  0137 EXPAND PARKING             19950630        255.80      123.19      132.61
  0138 EXPAND PARKING             19950630      1,980.00      954.36    1,025.64
  0139 DOOR BELL                  19950724        331.48      310.69       20.77
  0140 PARKING LOT EXTENSION      19951013        450.00      202.50      247.50
  0141 PARKING LOT EXTENSION      19951013      5,300.00    2,385.15    2,914.85
  0142 PARKING LOT EXTENSION      19951109      2,787.80    2,787.80        0.00
  0143 PARKING LOT EXTENSION      19951204      1,349.53    1,349.53        0.00
  0144 LAN COMPUTER CABLE         19960507      2,912.00    2,281.03      630.97
  0145 RESEAL PARKING LOT         19961004      1,683.42    1,683.42        0.00
  0146 DUAL FAN COIL TWO SOUTH    19961023      6,731.00    4,668.22    2,062.78
  0147 REPLACE RECESSED LIGHTS    19961105      3,894.91    2,661.60    1,233.31
  0148 2 50-WATT HALIDE FIXTURES  19970203        996.32      996.32        0.00
  0149 2ND FLOOR CIRCUITS         19970609      3,536.00    2,003.73    1,532.27
  0150 ROBERT FELSON ARCHITECH    19970609      1,840.00    1,042.77      797.23
  0151 ACCOUSTICAL PANEL          19970707        993.56      546.48      447.08
  0152 INSTALL BRONZE TEMPER      19970708      1,191.44      655.37      536.07
  0153 2ND FLOOR RENOVATIONS      19970807      4,187.00    2,233.06    1,953.94
  0154 2ND FLOOR RECESSED LIGHTS  19970827      1,536.58      812.05      724.53
  0155 2ND FLOOR PARTITIONS       19970904      2.470,50    1,276.47    1,194.03
  0156 2ND FLOOR CARPET           19971015     12,926.70    6,483.40    6,463.30
  0157 2ND FLOOR PARTITIONS       19971015      2,437.10    1,218.59    1,218.51
  0158 PHONE LINE                 19971023        661.47      327.60      333.87
  0159 ACOUSTICAL PANELS          19971101      3,277.71    1,912.26    1,365.45
  0160 ACOUSTICAL PANELS          19971113      3,774.35    1,824.30    1,950.05
  0161 DATA LINES                 19980128      1,640.63      731.22      909.41
  0162 KITCHEN REMODEL            19990131      2,702.88      360.38    2,342.50

                                              145,472.66   72,050.00   73,422.66

La Jolla Bank
Fixed Asset Detail
   30-Apr-00

       NEW YORK - LEASEHOLD

ASSET                         DATE                             BOOK
NUMBER        DESCRIPTION    ACQUIRED   COST        ACC DEP    BASIS

  0165 LUNCH ROOM CABINETS   19971028   2,489.75    1,203.41   1,286.34
  0166 CELLAR LIGHTING SIGN  19971117   2,748.79    1,316.04   1,432.75
  0170 BREAKROOM REMODEL     19990401   3,061.28    2,240.85     820.43
  0171 BREAKROOM REMODEL     19990401   3,061.28    2,240.85     820.43
  0174 AWNING                19990611   4,749.84    2,562.28   2,187.56
  0177 SIGNAGE               19990922   1,485.57      594.24     891.33

                                       17,596.51   10,157.67   7,438.84

                                    EXHIBIT E

                        IDENTIFICATION OF ACCOUNT LOANS

INST   75P BRANCH   50   TYPE   61            LINE OF CREDIT TRIAL BALANCE            330AN       APR 29, 00                 PAGE 23

  ACCOUNT        CHECKING   LINE/CRED    PAYMT   PERIOD  DATE    PRINCIPAL FIN CHARGE  CYCLE  LOC      BASE    MAXIMUM     AVAIL
   NUMBER         BALANCE     BALANCE   DUE DTE END DTE L.F.C.      DUE       DUE      CODE  CYCLE    INT RTE  LINE/CRED  LINE/CRED
------------------------------------------------------------------------------------------------------------------------------------
CHECKING ACCT NO        ACCOUNT HOLDER NAME                     ANTIC F/C CGS PD YTD  HOLD CODES      AC ST              FLOAT LOC

     1413           188.93       79.31- 25MAY00 30APR00 29APR00     19.97       5.03  20     20      13.7500  1,000.00    920.69
50-15-     1413         RUSS HOLLANDER                               0.87      14.53  00 00  00 00      00               0.00

    10327           516.01      602.22- 09MAY00 14APR00 28APR00     27.78       2.22  05     05      18.0000  1,000.00    397.78
50-15-    10327         FRANKLIN A CORNELIO                          8.28       0.00  00 00  00 00      00               0.00

   401342             0.00        0.00  25SEP99 30APR00 29APR00      0.00       0.00  20     20      13.7500      0.00      0.00
50-15-   401342         KAM ROSS PROERTIES INC                       0.00       0.00  00 00  00 00      00               0.00

   401563             0.00        0.00  25APR00 30APR00 29APR00      0.00       0.00  20     20      13.7500      0.00      0.00
50-15-   401563         WHLELRP INC DBA                              0.00      74.16  00 00  00 00      00               0.00

   800933        23,444.08      277.75- 25APR00 3OAPR00 29APR00     43.55       6.45  20     20      13.7500    500.00    222.25
50-15-   800933         NICHOLAS FORTUNATO                           3.17      11.43  00 00  00 00      00               0.00

   801204             0.00        0.00  27JAN99 3OAPR00 29APR00      0.00       0.00  20     20      13.7500      0.00      0.00
50-15-   801204         ROBERT WACH                                  0.00       0.00  00 00  00 00      00               0.00

   802952             0.00        0.00  25FEB99 30APR00 29APR00      0.00       0.00  20     20      13.7500      0.00      0.00
50-15-   802952         LINDA MIHALEY                                0.00       0.00  00 00  00 00      00               0.00

   804106         4,121.05        0.00  25FEB00 30APR0O 29APR00      0.00       0.00  20     20      13.7500    500.00    500.00
50-15-   504106         LANCE M TIBBETTS                             0.00       7.47  00 00  00 00      00               0.00

   807504         1,558.44        0.00  25OCT99 30APR00 29APR00      0.00       0.00  20     20      13.7500    500.00    500.00
50-15-   807504         LINDA BLODGETT TRECO                         0.00       0.00  00 00  00 00      00               0.00

   807644         3,047.77        0.00  25APR00 30APR00 29APR00      0.00       0.00  20     20      18.0000    500.00    500.00
50-15-   807644         STEVEN J YOUNES                              0.00       3.21  00 00  00 00      00               0.00

   808012             1.72      405.09- 25APR00 30APR00 29APR00     40.71       9.29  20     20      13.7500    500.00     94.91
50-15-   808012         SANDRA E MIMBS                               4.62      15.56  00 00  00 00      00               0.00

   808101             0.00        0.00  25AUG99 30APR00 29APR00      0.00       0.00  20     20      13.7500      0.00      0.00
50-15-   808101         STEVEN MALEH                                 0.00       0.00  00 00  00 00      00               0.00

   808578         3,306.18    1,612.36- 0000000 25JAN99 31DEC99      0.00       0.00  20     00      13.7500  2,000.00    387.64
50-15-   808578         PHILLIPS G TERHUNE                           4.18       0.00  00 00  00 00      11               0.00

INST   75P BRANCH   50   TYPE   61            LINE OF CREDIT TRIAL BALANCE            330AN       APR 29, 00                 PAGE 24

  ACCOUNT        CHECKING   LINE/CRED    PAYMT   PERIOD  DATE    PRINCIPAL FIN CHARGE  CYCLE  LOC    BASE    MAXIMUM     AVAIL
   NUMBER         BALANCE     BALANCE   DUE DTE END DTE L.F.C.      DUE       DUE      CODE  CYCLE  INT RTE  LINE/CRED  LINE/CRED
------------------------------------------------------------------------------------------------------------------------------------
CHECKING ACCT NO        ACCOUNT HOLDER NAME                     ANTIC F/C CGS PD YTD  HOLD CODES    AC ST              FLOAT LOC

TYPE 61 TOTALS        NUMBER OF ACCOUNTS     13        NUMBER OF ACTIVE ACCOUNTS     5

LINE/CREDIT BALANCE           2,976.73-
PRINCIPAL DUE                                132.01
FINANCE CHARGES DUE                           22.99
TOTAL AMOUNT DUE                             155.00

MAXIMUM LINE/CRED             6,500.00
AVAILABLE LINE/CRED           3,523.27
FLOAT LINE/CRED                   0.00
ANTIC FINANCE CHGS               21.12
CHARGES PAID Y/T/D              126.36

BRANCH 50 TOTALS      NUMBER OF ACCOUNTS     13        NUMBER OF ACTIVE ACCOUNTS     5

LINE/CREDIT BALANCE           2,976.73-
PRINCIPAL DUE                                132.01
FINANCE CHARGES DUE                           22.99
TOTAL DUE AMOUNT                             155.00

MAXIMUM LINE/CRED             6,500.00
AVAILABLE LINE/CRED           3,523.27
FLOAT LINE/CRED                   0.00
ANTIC FINANCE CHGS               21.12
CHARGES PAID Y/T/D              126.36

INST   75P BRANCH   60   TYPE   61            LINE OF CREDIT TRIAL BALANCE            330AN       APR 29, 00                 PAGE 25

  ACCOUNT          CHECKING   LINE/CRED    PAYMT   PERIOD  DATE    PRINCIPAL FIN CHARGE  CYCLE  LOC    BASE    MAXIMUM     AVAIL
   NUMBER           BALANCE     BALANCE   DUE DTE END DTE L.F.C.      DUE       DUE      CODE  CYCLE  INT RTE  LINE/CRED  LINE/CRED
------------------------------------------------------------------------------------------------------------------------------------
CHECKING ACCT NO        ACCOUNT HOLDER NAME                     ANTIC F/C CGS PD YTD  HOLD CODES    AC ST              FLOAT LOC


     10106          1,353.15      500.00- 02MAY00 07APR00 28APR00     23.87       1.13  01     01     18.0000    500.00      0.00
60-16-     10106          PEDRO CORCEICAO                              5.81       0.00  00 00  00 00     00               0.00

     10210         54,812.78        0.00  19JAN00 07APR00 29APR00      0.00       0.00  01     01     18.0000  2,500.00  2,500.00
60-16-     10210          ERNEST PARK                                  0.00       0.00  00 00  00 00     00               0.00

     10212          6,113.73        0.00  10MAR00 07APR00 29APR00      0.00       0.00  01     01     18.0000  2,500.00  2,500.00
60-16-     10212          ERNEST S. TESSARO                            0.00       0.00  00 00  00 00     00               0.00

     10248          1,866.85      305.23- 11APR00 21APR00 25APR00     44.77       5.23  10     10     18.0000    500.00    194.77
60-16-     10248          HELENID ROMAN                                4.14       0.00  00 00  00 00     00               0.00

     10280        103,642.22        0.00  02MAR00 30APR00 29APR00      0.00       0.00  20     20     18.0000  2,500.00  2,500.00
60-16-     10210          THERESE ANGREES                              0.00       0.00  00 00  00 00     00               0.00

     10297          4,144.65        0.00  24MAR00 30APR09 29APR00      0.00       0.00  20     20     18.0000  1,000.00  1,000.00
60-16-     10297          SEYMOUR WEISS                                0.00       0.00  00 00  00 00     00               0.00

     10340          2,021.24        0.00  03MAR00 21APR00 29APR00      0.00       0.00  10     10     18.0000  2,500.00  2,500.00
60-16-     10340          SERAFINA G D'AMATO OR                        0.00       0.00  00 00  00 00     00               0.00

     10364         24,146.15        0.00  24FEB00 28APR00 29APR00      0.00       0.00  15     15     18.0000  2,500.00  2,500.00
60-16-     10364          ANNA S CHERNAK                               0.00       0.00  00 00  00 00     00               0.00

     10399            197.18        0.00  03MAR00 30APR00 29APR00      0.00       0.00  20     20     18.0000    500.00    500.00
60-16-     10399          LINDA ROTHSCHILD                             0.00       0.00  00 00  00 00     00               0.00

     10472          1,534.94        0.00  02MAR00 28APR00 29APR00      0.00       0.00  15     15     18.0000  1,000.00  1,000.00
60-16-     10472          MICHAEL T. HODGSON                           0.00       0.00  00 00  00 00     00               0.00

     10474          7,369.02        0.00  19JAN00 28APR00 29APR00      0.00       0.00  15     15     18.0000  2,500.00  2,500.00
60-16-     10474          ERNEST PARK                                  0.00       0.00  00 00  00 00     00               0.00

     10481          6,815.39        0.00  18APR00 21APR00 29APR00      0.00       0.00  10     10     18.0000  2,500.00  2,500.00
60-16-     10481          SUZANNE STERN OR                             0.00       0.00  00 00  00 00     00               0.00

     10501          1,424.26        0.00  19APR00 18APR00 29APR80      0.00       0.00  01     01     18.0000  2,500.00  2,500.00
60-16-     10501               SUZANNE STERN                           0.00       0.00  00 00  00 00     00               0.00

     10513          2,102.97        0.00  09FEB00 07APR00 29APR00      0.00       0.00  01     01     18.0000  2,500.00  2,500.00
60-16-     10513          ALEXANDER LARYS                              0.00       0.00  00 00  00 00     00               0.00

     10544          2,187.47        0.00  03MAR00 07APR00 29APR00      0.00       0.00  01     01     18.0000  2,500.00  2,500.00
60-16-     10544          PHILIP J. D'ALLESANDRO                       0.00       0.00  00 00  00 00     00               0.00

     10545            151.04        0.00  O2MAR00 21APR00 29APR00      0.00       0.00  10     10     18.0000  2,500.00  2,500.00
60-16-     10545          KELVIN S BERKOWITZ                           0.00       0.00  00 00  00 00     00               0.00

     10599            945.70        0.00  19APR00 30APR00 29APR00      0.00       0.00  20     20     18.0000    500.00    500.00
60-16-     10599          LOUIS A ALCALA                               0.00       0.00  00 00  00 00     00               0.00

INST   75P BRANCH   50   TYPE   61            LINE OF CREDIT TRIAL BALANCE            330AN       APR 29, 00                 PAGE 26

  ACCOUNT          CHECKING   LINE/CRED    PAYMT   PERIOD  DATE    PRINCIPAL FIN CHARGE  CYCLE  LOC    BASE    MAXIMUM     AVAIL
   NUMBER           BALANCE     BALANCE   DUE DTE END DTE L.F.C.      DUE       DUE      CODE  CYCLE  INT RTE  LINE/CRED  LINE/CRED
------------------------------------------------------------------------------------------------------------------------------------
CHECKING ACCT NO        ACCOUNT HOLDER NAME                     ANTIC F/C CGS PD YTD  HOLD CODES    AC ST              FLOAT LOC

     30002            683.49        0.00  14MAR00 07APR00 29APR00      0.00       0.00  01     01     18.0000    500.00    500.00
60-26-     30002          BERNARD BIRUNGI                              0.00       0.00  00 00  00 00     00               0.00

     600074           477.10        0.00  25APR00 30APR00 29APR00      0.00       0.00  20     20     18.0000    500.00    500.00
60-26-     600074         FELICIA RODRIGUEZ                            0.00       0.00  00 00  00 00     00               0.00

     900859         1,056.44        0.00  29FEB00 30APR00 29APR00      0.00       0.00  20     20     18.0000    500.00    500.00
60-16-     900859         CRISHNA N STARK                              0.00       0.00  00 00  00 00     00               0.00

TYPE 61 TOTALS          NUMBER OF ACCOUNTS   20  NUMBER OF ACTIVE ACCOUNTS        2
LINE/CREDIT BALANCE               805.23-
PRINCIPAL DUE                                68.64
FINANCE CHARGES DUE                           6.36
TOTAL DUE AMOUNT                             75.00

MAXIMUM LINE/CRED              33,000.00
AVAILABLE LINE/CRED            32,194.77
FLOAT LINE/CRED                     0.00
ANTIC FINANCE CHGS                  9.95
CHARGES PAID Y/T/D                  0.00

BRANCH 60 TOTALS        NUMBER OF ACCOUNTS   20  NUMBER OF ACTIVE ACCOUNTS        2

LINE/CREDIT BALANCE               805.23-
PRINCIPAL DUE                                68.64
FINANCE CHARGES OWE                           6.36
TOTAL DUE AMOUNT                             75.00

MAXIMUM LINE/CRED              33,000.00
AVAILABLE LINE/CRED            32,194.77
FLOAT LINE/CRED                     0.00
ANTIC FINANCE CHGS                  9.95
CHARGES PAID Y/T/D                  0.00

                                    EXHIBIT F

                      BILL OF SALE AND ASSIGNMENT OF ASSETS

      THIS BILL OF SALE AND ASSIGNMENT OF ASSETS ("Bill of Sale") is made as of the ____ day of _________, 2000 by La Jolla Bank, a federally chartered savings association ("Seller").

      WHEREAS, Seller, and Union State Bank, a New York State Banking Association ("Buyer"), entered into an Asset Purchase and Account Assumption Agreement, dated April ___, 2000 ("Purchase Agreement"), which, among other things, provides that Buyer will purchase from Seller and Seller will sell, assign and transfer to Buyer all of Seller's right, title and interest in and to the Operating Assets and the Account Loans (unless otherwise indicated, capitalized terms used herein shall have the same meaning as defined in the Purchase Agreement), each as more particularly set forth in the Purchase Agreement; and

      NOW, THEREFORE, and in consideration of the payment by Buyer pursuant to the terms of the Purchase Agreement of the purchase price for the Operating Assets, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual covenants and agreements contained in the Purchase Agreement and pursuant to the terms thereof, Seller does hereby sell, assign, transfer, convey and deliver to Buyer all of Seller's right, title and interest in and to the Operating Assets (all as more fully described in Exhibit A hereto, which is incorporated by reference thereto and made a part hereof);

      Buyer acknowledges the receipt of all documents, instruments and agreements pertaining to the Operating Assets. Seller hereby agrees, from and after the date hereof upon the reasonable request of Buyer, to execute such other documents or instruments in order to obtain the full benefit of this Bill of Sale. An updated and finalized Exhibit A shall be attached hereto on the Closing Date.

      Nothing in this Bill of Sale, express or implied, is intended or shall be construed to confer upon any person or entity other than Buyer any remedy or claim, and all the terms and conditions of this instrument shall be for the sole and exclusive benefit of Buyer and its successors and assigns.

                                        La Jolla Bank

Attest:                                 By:
       -------------------------------     ----------------------------------
       Assistant Secretary                 Rick F. Hall, President

                                        UNION STATE BANK

Attest:                                 By:
       -------------------------------     ----------------------------------
       Assistant Secretary                 Thomas E. Hales, President and
                                           Chief Executive Officer

                                    EXHIBIT G

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made this _____ day of _________, 2000 by and between Union State Bank, a New York State Banking Association ("Buyer"), and La Jolla Bank, a Federally Chartered Savings Association ("Seller"),

                                   WITNESSETH:

      WHEREAS, Seller and Buyer have entered into the Asset Purchase and Account Assumption Agreement dated ___________, 2000, (the "Purchase Agreement"), which, among other things, provides for (i) the sale, transfer, assignment, and conveyance to Buyer of certain of the assets owned by Seller and used in connection with the operation and maintenance of certain branch offices of Seller as set forth in Exhibit A to the Purchase Agreement (the "Branch Offices"), (ii) the assignment by Seller of the Liabilities (unless otherwise indicated, all capitalized terms as used herein shall have the same meanings as set forth in the Purchase Agreement) to Buyer and the assumption of payment by Buyer of all liability of Seller existing on the Closing Date for the Liabilities, and (iii) the assignment to and assumption by Buyer of certain other contractual obligations.

      NOW, THEREFORE, in consideration of the premises and in accordance with the terms and conditions of the Purchase Agreement and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, Seller and Buyer agree as follows.

      1. Seller hereby assigns to Buyer and Buyer hereby assumes from Seller and agrees to discharge and pay, that portion of the liabilities and obligations of Seller set forth in this Section I which are to be performed after the date hereof:

            (a) All Liabilities of Seller set forth on Exhibit A hereto; and

            (b) The contractual obligations set forth on Exhibit B hereto.

      2. Other than as set forth in Section 1 of this Agreement, Buyer is not assuming and shall not be responsible, or deemed to be responsible, for paying or discharging any other liability or obligation of Seller.

      3. Seller and Buyer agree to execute such further agreements and documents as may be necessary or appropriate to effectuate the purposes of this Agreement.

      4. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permissible assigns. This Agreement she be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first written above.

                                        La Jolla Bank

Attest:                                 By:
       -------------------------------     ----------------------------------
       Assistant Secretary                 Rick F. Hall, President

                                        UNION STATE BANK

Attest:                                 By:
       -------------------------------     ----------------------------------
       Assistant Secretary                 Thomas E. Hales, President and
                                           Chief Executive Officer

                                   EXHIBIT H

                              COPIES OF LEASES FOR
                         THE RESPECTIVE BRANCH OFFICES

                                      LEASE

      AGREEMENT OF LEASE, made as of ___________, 2000, between FRANK R. WARREN AND JOANNE C. WARREN, TRUSTEES OF THE FRANK R. WARREN AND JOANNE C. WARREN REVOCABLE TRUST UDT AUGUST 2, 1985, (hereinafter the "Landlord") having an office at Warren Properties, Box 469114, Escondido, California 92046-9114 and UNION STATE BANK, having its principal place of business located at 100 Dutch Hill Road, Orangeburg, New York 10961 (hereinafter the "Tenant")

                                    ARTICLE 1
                                   Definitions

1. 1.01 The following terms shall have the meanings set forth opposite each of them:

          "Access" Tenant shall have unrestricted and unimpeded entry to the Demised Premises and Tenant shall have access to the Demised Premises 24 hours per day, 7 days per week.

          "Building":                The Building erected on the Real
                                     Property and located at 999 Bedford
                                     Street, City of Stamford, State of
                                     Connecticut.

          "Commencement Date"        Such date as the Landlord shall
                                     deliver possession of the Demised
                                     Premises to Tenant and all
                                     regulatory approvals for a Banking
                                     branch have been obtained.

          "Demised Premises"         The Building consisting of _________
                                     square feet and the Real Property
                                     upon which the Building stands.

          "Expiration Date"          ____________________, 2005 or ending
                                     on an earlier or later date that
                                     this Lease may expire or be canceled
                                     or terminated or renewed pursuant to
                                     the terms of this Lease.

          "Annual Rent"              The annual rent during the Initial
                                     Term shall be One Hundred Thousand
                                     ($100,000.00) Dollars.

          "Initial Term"             A period of five (5) years beginning
                                     on the "Commencement Date."

          "Permitted Use"            The Demised Premises shall be used
                                     for general banking operations,
                                     executive and clerical offices only
                                     and for no other purpose.

          "Real Property"            Shall be the land upon which the
                                     building stands, the Building, and
                                     the land (and the improvements
                                     thereon, adjoining the Building)
                                     forming part of the same tax lot or
                                     lots as those of the land on which
                                     the Building stands and in which the
                                     demised premises are located.

          "Rent Year"                The period commencing on the
                                     Commencement Date and ending with
                                     the day preceding the first
                                     anniversary of such Commencement
                                     Date.

          "Structural"               Shall mean the parts of the Building
                                     which are integral to the structure
                                     of the Building, which includes:
                                     stairwells and towers; foundations;
                                     subflooring; column supports; load
                                     bearing walls; roofs; exterior walls
                                     above and/or below grade; fire
                                     escapes; and any building member
                                     integral to the support of the
                                     Building.

          "Renewal Term"             The period beginning on the day
                                     after the first expiration date and
                                     ending at 11:59 p.m. on the Date
                                     which is five (5) years after
                                     commencement of the renewal term.

                                    ARTICLE 2
                                Demised Premises

      2.01 The Landlord hereby leases to Tenant and Tenant hereby hires from the Landlord the Demised Premises for the Term for the Rent hereinafter reserved and upon and subject to the conditions (including limitations restrictions and reservations) and covenants hereinafter provided. Each party hereto agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.

      2.02 The general location, size and layout of the Demised Premises are outlined on Exhibit "A".

      2.03 Neither Landlord nor Tenant shall cause or allow any undue waste on the Demised Premises and shall comply with all applicable laws and ordinances respecting the use and occupancy of the Demised Premises relating to matters not specifically set forth in this lease. Tenant shall keep the Demised Premises free and clear of all liens and encumbrances.

      2.04 It is expressly understood and agreed that the commencement of this Lease and the obligations of the Tenant hereunder are expressly subject to and conditioned upon Tenant obtaining all necessary regulatory approvals for the establishment of a full service banking branch at the location of the Demised Premises and is further subject to all of the terms and conditions set forth in a certain Asset Purchase Account Assumption Agreement by and between Tenant and La Jolla Bank dated May , 2000 which is incorporated herein by reference thereto. Tenant hereby agrees to diligently and in good faith make all required applications and take all action necessary to obtain said approvals and otherwise satisfy all terms and conditions of the Asset Purchase Account Assumption Agreement. In the event such approvals shall be denied, for any reason whatsoever or the Asset Purchase Account Assumption Agreement is terminated pursuant to the terms of said Agreement, for any reason, this Lease Agreement shall be at an end and neither party shall have any further obligation hereunder.

                                    ARTICLE 3
                                       Use

      3.01 Tenant's use of the Demised Premises shall be limited to the Permitted Use. The Permitted Use of the Demised Premises for the purposes specified in Article I hereof shall not in any event be deemed to include and Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner, or do anything or suffer or permit anything to be brought into or kept therein any illegal, or ultra-hazardous activity, whether within or outside the scope of the business of Tenant or which would in any way (i) violate any laws, codes, statutes, or rules or requirements of public authorities, (ii) make void or voidable any fire or liability insurance policy in force upon the Commencement Date with respect to the Building, (iii) make unobtainable from reputable insurance companies authorized to do business in the State of Connecticut at standard rates any fire insurance with extended coverage, or liability, elevator or boiler or other insurance required to be furnished by the Landlord under the terms of this Lease, (iv) discharge objectionable fumes, vapor or odors into the Building air conditioning system or into Building flues or vents not designated to receive them or otherwise in such manner as may unreasonably offend other occupants or (v) shall allow any animals or birds be brought in or kept in or about the Demised Premises or the Building, unless such animal is a "service" or "helping" animal accompanying, or in training to service a person with a "disability" as defined by the Americans with Disabilities Act of 1990 or a guide dog or hearing-aid dog. The Landlord shall not make any provisions for the supervision or care of such animals.

      3.02 The Landlord hereby grants the Tenant the right to place banners, flags, balloons and similar promotional material on the exterior of the Demised Premises to advertise the opening of its Bank Office. Additionally, Landlord agrees that it will not unreasonably withhold its consent to place banners, flags, balloons and similar promotional material on the exterior of the demised premises at various time intervals for promotional purposes.

      3.03 If any governmental license or permit, other than a certificate of occupancy or certificate of use, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect the Landlord, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit, but in no event shall failure to procure and maintain same by Tenant affect Tenant's obligations hereunder. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises or do or permit anything to be done in the Demised Premises in violation of the certificate of occupancy for the Demised Premises or for the Building.

      3.04 Tenant agrees to use, occupy, operate and maintain the Demised Premises throughout the term, as a dignified first-class, high quality establishment and in a manner which shall not detract from the character, appearance or dignity of the Building. Tenant shall have the right to install any exhibition, display (window or otherwise), or advertisement in or with respect to the Demised Premises or any part thereof, including any article, sign, poster or material. All window displays shall be kept neat, orderly and fresh in appearance. Tenant agrees not to (i) conduct or permit any fire, auction, going-out-of-business or bankruptcy sale in the Demised premises, (ii) engage in any unethical method of business operation, (iii) use or operate the Demised Premises as a so-called "discount house" or for "cut rate" or "discount" type of business, (iv) use or permit to be used the sidewalks or other space outside the Demised Premises for the display, sale or similar undertaking or storage, (v) use or permit to be used any loudspeaker, phonograph or other sound system or advertising devise which may be heard outside the Demises Premises, or (vi) distribute or permit to be distributed handbills or other matter to customers outside the Demised Premises. Tenant, at its sole cost and expense, shall comply with and remain in compliance with all applicable laws, codes, statutes, rules or requirements of public authorities or changes in governmental policy, including, without limitation, the requirements of the Occupational, Safety and Health Act, as they apply to Tenant's use and occupancy of the Demised Premises. Tenant shall not place a load upon any floor of the Demised Premises which exceeds the floor load per square foot area which such floor was designed to carry.

      3.05 Tenant acknowledges that the Landlord's damages resulting from any breach of the provisions of this Article are difficult, if not impossible, to ascertain and concedes that, among other remedies for such breach permitted by law or the provisions of this Lease, the Landlord shall be entitled to enjoin Tenant from any violation of said provisions.

                                    ARTICLE 4
                                      Rent

      4.01 Whenever used in this Lease, the terms (insofar as it pertains to this Lease) "The annual rent", "minimum rent", "base rent" or "basic rent", shall mean Annual Rent; and whenever used in this Lease, the term (insofar as it pertain to this Lease) "rent", "rental", "Rent", or the plural of any of them, shall mean Annual Rent.

      4.02 Tenant shall pay to the Landlord in lawful money of the United States of America, at the office of the Landlord as specified in the preamble hereof or at such other place as the Landlord may designate, the Annual Rent reserved under this Lease for each year of the Term, payable in equal monthly installments in advance and received by the first day of each and every calendar month during the Term. Tenant shall pay Rent as hereinafter defined, without notice, demand, deduction, abatement, set-off or counterclaim, at the office of the Landlord at the address indicated on the face of the Lease or at such other place or to such agent and at such place as the Landlord may designate from time to time.

      4.03 The Annual Rent for each year of the Initial Term of this Lease shall be One Hundred Thousand and 00/100 ($100,000.00) Dollars payable in equal installments of Eight Thousand Three Hundred Thirty-Three and 33/100 ($8,333.33) Dollars per month commencing on the Commencement Date.

      4.04 Tenant shall pay the Annual Rent promptly as and when the same shall become due and payable under this Lease. If the Commencement Date shall occur on a day other than the first day of the calendar month, the Rent shall be prorated for the period from the Commencement Date to the last day of the said calendar month and shall be due and payable on the Commencement Date.

      4.05 Installments of rent shall be due and payable on the 1st day of each and every month during the term of this Lease. If any installment of rent has not been paid within fifteen (15) days from the due date, Tenant agrees to pay a late fee in an amount equal to 5% of the monthly installment of rent.

                                   ARTICLES 5
             Repairs, Operating, Maintenance, Services and Utilities

      5.01 Tenant shall maintain the Building and real property except as set forth in Paragraph 5.02 herein in which the Demised Premises are located and make repairs, restorations, and replacements to the Building and real property, as necessary, including the fixtures and appurtenances to the Demised Premises, snow and ice removal and landscaping and all cleaning and janitorial services, all as and when needed to preserve them in good and safe working order and condition and replacements will be in quality and class equal to the original work or installations.

      5.02 Landlord shall be responsible for maintaining and repairing all mechanical, electrical and plumbing systems and all structural repairs including, but not limited to, the roof, wall and foundations of the Demised Premises.

      5.03 Tenant shall pay directly all of the costs and expense with respect to its equipment, services and personnel for protection and security; alarm service; maintenance, repairs, replacements and improvements which are appropriate for the continued operation of the Demised Premises; rental (or depreciation) of equipment used in cleaning and maintenance; painting and decoration of the Demised Premises; fire, extended coverage, special extended coverage, owner's protective and other casualty coverage, public liability and umbrella liability and property damage, rent or rental value and plate glass insurance and any other insurance which the Tenant may deem necessary; supplies, wages, salaries, disability benefits, pensions, hospitalization, retirement plans, and group insurance and other indirect expenses respecting employees of the Tenant and the Tenant's contractors up to and including the grade of the Building.

      5.04 Utilities --. Landlord shall furnish, at its sole costs and expense, all fuel oil necessary for the heating of the Demised Premises. Tenant shall pay all charges for services for electricity and water.

                                    ARTICLE 6
                                   Alterations

      6.01 For the purposes of this Lease, the term "Alterations" shall include, but not be limited to any changes, work or improvements to the floors, walls and ceiling of the Demised Premises.

      6.02 The Landlord's consent shall not be required for minor changes to the Demised Premises such as painting and installation of cabinets and shelves. All other renovations, additions, installations, improvement and/or alterations of any kind or nature in the Demised Premises shall be at the sole cost of Tenant (herein "Tenant's Changes") and shall require the prior written consent of the Landlord thereto which, in the case of non-structural interior Tenant's Changes, the Landlord agrees not to unreasonably withhold, delay or defer. In granting its consent to any Tenant's Changes, the Landlord may impose such conditions (as to guarantee of completion, payment, restoration and otherwise) as the Landlord may reasonably require. The Landlord agrees to respond to Tenant's request for approval of Tenant's Changes within thirty (30) days after the Landlord's receipt of Tenant's written request for the Landlord's consent and all plans and other information reasonably required by the Landlord to evaluate Tenant's Changes. Tenant shall cause drawings and specifications to be prepared for, and shall cause to be performed, the construction of Tenant's Changes in accordance with all applicable laws, ordinances and regulations of all duly constituted authorities, including, without limitation, Title III of the Americans with Disabilities Act of 1990, all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same are in effect on the date hereof and may be hereafter modified, amended or supplemented. Any request by the Landlord for plans and other information required to evaluate Tenant's Changes shall not be unreasonably delayed. In no event shall the Landlord be required to consent to any Tenant's Change which would physically affect any part of the Building outside of the Demised Premises or would adversely affect the proper functioning of the mechanical, electrical, sanitary or other service systems of the Building. At any time Tenant requests the Landlord's written consent to any Tenant's Changes, Tenant shall deliver to the Landlord detailed plans and specifications therefor. Tenant shall pay to the Landlord any out of pocket expenses incurred by the Landlord in connection with the Landlord's submitting such plans and specifications, if it so chooses, to an architect or engineer selected by the Landlord for review or examination, an/or for supervision during performance of Tenant's Changes. The Landlord's approval of any plans or specifications does not relieve Tenant from the responsibility for the legal sufficiency and technical competency thereof. Tenant before commencement of any Tenant's Changes shall:

            1. Obtain the necessary consents, permits, authorizations and licenses from all federal, state, city or municipal authorities having jurisdiction over such work;

            2. Furnish to the Landlord a certificate or certificates of Worker's Compensation Insurance covering all persons who will perform Tenant's Changes for Tenant or any contractor, subcontractor or other person;

            3. Furnish to the Landlord an original policy of public liability insurance (or certificate thereof) covering the Landlord in limits of not less than TWO MILLION ($2,000,000.00) dollars for injuries or damages to person and property, from a company approved by the Landlord. Such policy shall be maintained at all times during the progress of Tenant's Changes and until completion thereof, and shall provide that no cancellation or material alteration shall be effective unless thirty (30) days prior written notice has been given to the Landlord.

      6.03 Tenant agrees to indemnify defend and save the Landlord harmless from and against any and all bills for labor performed and equipment, fixtures and materials furnished to Tenant and applicable sales taxes thereon as required by the State of Connecticut and from and against any and all liens, bills or claims therefor or against all losses, damages, costs, expenses, suits and claims whatsoever in connection with Tenant's Changes. The cost of Tenant's Changes shall be paid for in cash or its equivalent, so that the Demises Premises and the Building shall at all times be free of liens for labor and materials supplied or claimed to have been supplied.

      6.04 Tenant, at its expense, shall cause Tenant's Changes consented to by the Landlord to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction and in such manner as not to interfere with, delay or impose any additional expense upon the Landlord in the maintenance or operation of the Building and so as to maintain harmonious labor relations in the Building.

                                    ARTICLE 7
                            Electricity, Gas and Fuel

                             INTENTIONALLY DELETED

                                    ARTICLE 8
                                      Signs

      8.01 Tenant shall have the right to place its signs in, on and about the Demised Premises, provided the same are in compliance with law, are purchased and installed at the sole cost and expense of Tenant and are removed from the premises at or prior to the Expiration Date and the surfaces and areas restored to their original condition. Tenant shall be responsible for all required applications, fees and permits. The Landlord agrees to promptly execute and provide all requested documentation requested by Tenant for use in obtaining such applications and permits. It Tenant shall cause or permit any sign or other object to be placed on or affixed to any part of the Building not within the Demised Premises without Landlord's written permission, Landlord shall have the right, in addition to any other rights or remedies, without notice or liability to Tenant, to remove and dispose of any such sign or other object and to make any repairs necessitated by such removal, all at Tenant's sole cost and expense, and Landlord's cost and expense in performing such removal and repair shall be deemed additional rent payable with the next installment of Rent due hereunder.

                                    ARTICLE 9
                                Services; Repairs

      9.01 The Tenant shall cause the Demised Premises to be cleaned; including the exterior and the interior of the windows thereof to be cleaned and shall cause there to be supplied cleaning materials therefor.

      9.02 Tenant shall be responsible for the operation of and all maintenance and repairs to: (i) all specifically installed items by Tenants, including but not limited to computers, HVAC equipment, uninterrupted power service equipment, generators and antennae or satellite dishes; and (ii) all Tenant service systems contained within or servicing the Demised Premises.

      9.03 Tenant will pay the appropriate suppliers for all telephone and communications services used by Tenant on the premises during the term, whether or not such services are billed directly to Tenant. Tenant will also procure, or cause to be procured, without cost to Landlord, any and all necessary permits, licenses, or other authorizations required for the lawful and proper installation and maintenance upon the premises of wires, pipes, conduits, tubes, and other equipment and appliances for use in supplying any such service to and upon the premises. Landlord, upon request of Tenant, and at the sole expense and liability of Tenant, will join Tenant in any application required for obtaining or continuing any such service.

      9.04 With respect to parking of vehicles:

            (a) Use of the parking areas located at the Demised Premises by Tenant, its personnel and visitors will be at their own risk, and the Landlord shall not be liable for any injury to person or property, or for loss or damage to any vehicle or its contents, resulting from theft, collision, vandalism or any other cause whatsoever.

            (b) It is understood and agreed that Landlord leases a portion of the parking area from First Presbyterian Church of Stamford pursuant to a certain lease including all renewals therein. Landlord agrees, that during the term of this Lease, to exercise any options to renew said lease in accordance with the terms and conditions of said lease, except if landlord increases the rent under Section 15 of the lease, in order to insure the benefit of the additional parking area provided under said lease for the benefit of Tenant herein. Landlord shall be solely responsible for all amounts due as rent under the aforesaid lease.

      9.05 The Landlord reserves the right, without any liability to Tenant except as otherwise expressly provided in this Lease, and without being in breach of any covenant of this Lease, to stop, interrupt or suspend service of any of the heating, ventilating, air conditioning, electric, sanitary, elevator or other Building systems serving the Demised Premises, or the rendition of any other services required of the Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, the making of repairs or changes which the Landlord is permitted by this Lease or required to by law to make or in good faith deems advisable, or by reason of unavoidable delays, which for the purpose of this Article shall mean the temporary (not more than ten (10) business days) postponement of materials or services not within the Landlord's control.

changes. In each instance the Landlord shall exercise due diligence to eliminate the cause of stoppage or repetitive failure of a system or service and to effect restoration or service and shall give Tenant reasonable notice, whenever possible, of the commencement and anticipated duration of such stoppage.

      9.06 If, by reason of any events beyond the Landlord's or Tenant's control, the Landlord or Tenant, as the case may be, shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which said party is obligated to supply, this Lease and Tenant's obligation to pay Rent hereunder shall in no way be affected, impaired or excused provided, however, that should such failure to provide service or to perform any other obligation under the Lease prohibit or prevent Tenant's use and occupancy of the Demised Premises for a period of thirty (30) days, Tenant may, at its option, terminate this Lease. As used herein "event beyond the Landlord's or Tenant's control" shall include, without limitation: acts of public enemy; governmental emergency, rule, order, regulation or action; war; restraining of government; unavailability of materials; labor unrest, strikes or troubles, civil riots; floods; hurricanes; tornadoes; earthquakes or other acts of severe weather conditions; or acts of God.

                                   ARTICLE 10
      Landlord and Tenant`s Responsibility Regarding Hazardous Substances

      10.01 Landlord represents that to its knowledge:

      There has been no generation, processing, distribution, use, treatment, handling, storage, discharge, disposal, release, threatened release, or emission of any Hazardous Substance on or from the Building or Real Property by any person prior to the Closing Date; and, to Landlord's knowledge, no action has been taken and Landlord has not been notified that an event or condition has occurred or exists with respect to the Building or Real Property which constitutes a violation of any Environmental Laws. Landlord heretofore has delivered to Tenant copies of all written reports, correspondence, analytical data, notices or other materials, if any, in its possession pertaining to environmental surveys or assessments of the Building or Real Property and any improvements thereon, and any violation of Environmental Laws in, on, affecting, or otherwise involving the same.

            (1) Hazardous Substances. The term "Hazardous Substance", as used in this Lease, shall include, without limitation: "hazardous substances" or "toxic substances" as those terms are defined by the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), 42 U.S.C. Section 8601, et seq., or the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802 and "hazardous wastes," as that term is defined by the Resource Conservation and Recovery Act (RCRA), 42 U.S.C. Section 6902, et seq., all as amended to this date and as amended after this date; any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous substance or material, all as amended to this date or as amended after this date; flammables, explosives; radioactive materials, including any source, special nuclear, or by-product material as defined at 42 U.S.C. Section 2011, et seq., as amended to this date or as amended after this date; asbestos or substances or compounds containing asbestos; polychiorinated biphenyls (PCB's) or substances or compounds containing PCB's; chemical known to cause cancer or reproductive toxicity; pollutants; contaminants, and petroleum and petroleum products.

            (2) Landlord and Tenant's Restrictions. Neither Landlord nor Tenant shall cause or permit to occur:

                  (a) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Demised Premises, or arising from TenanCs use of occupancy of the Demised Premises, including, but not limited to, soil and ground water conditions; or

                  (b) The use, treatment, transportation, generation, release, manufacture, refining, production, processing, storage, or disposal or any Hazardous Substance on, under, or about the Demised Premises, or the transportation to or from the Demised Premises of any Hazardous Substance.

            (3) Environmental Clean-up.

                  (a) Landlord and Tenant will promptly notify each other, in writing, if Tenant has or acquires notice or knowledge that any Hazardous Substance has been or is threatened to be released, discharged, disposed of, transported, or stored on, in, under, or from the Demised Premises; and if any Hazardous Substance is found on the Demised Premises. Landlord and Tenant shall comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substance, including but not limited to, the laws specified above ("Environmental Laws").

                  (b) Landlord and Tenant will immediately notify each other and provide copies upon receipt of all written complaints, claims, citations, demands, inquiries, reports, or notices relating to the condition of the Demised Premises (including the common areas or real property) or compliance with Environmental Laws. Tenant will promptly cure and have dismissed with prejudice any of those actions and proceedings to the satisfaction of the Landlord. Tenant will (except to the extent due to a condition that existed prior to Tenant's use or occupancy of the Demised Premises) keep the Demised Premises free of any lien imposed pursuant to any Environmental Laws. Landlord and Tenant shall make all submission to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Environmental Laws.

                  (c) Should any authority under the Environmental Law or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substance that occurs during the term of this Lease, in or from the Demised Premises (except to the extent due to a condition that existed prior to Tenant's use or occupancy of the Demised Premises) or which arises at any time from Tenant's use or occupancy of the Demised Premises; then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and their financial assurances, and Tenant shall carry out all such clean-ups plans.

                  (d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substance that is requested by the Landlord or any authority under the Environmental Laws. The Landlord will have the right at all reasonable times and from time to time to conduct environmental audits of the Demised Premises, and Tenant will cooperate in the conduct of those audits. The audits will be conducted by a consultant of the Landlord's choosing, and if any Hazardous Substance is detected or if a violation of any of the warrantied, representations, or covenants contained in this Article is discovered, the fees and expenses of such consultant will be borne by Tenant and will be paid as additional Rent under this Lease on demand by the Landlord.

                  (e) If Tenant fails to comply with any of the foregoing warranties, representations, and covenants, the Landlord may cause the removal or other cleanup acceptable to the Landlord) of any Hazardous Substance from the Demised Premises. Tenant shall cooperate with the Landlord in order to prepare all documents the Landlord deems necessary or appropriate to determine the applicability of the Environmental Laws to the Demised Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon the Landlord's request or those of any authority under the Environmental Laws. The costs of Hazardous Substance removal and any other cleanup (including transportation and storage costs) will be additional Rent under this Lease, only if a court has ordered the cleanup, and those costs will become due and payable on demand by the Landlord. Tenant will give the Landlord and the Landlord's Agents access to the Demised Premises to remove or otherwise clean up any Hazardous Substance. The Landlord, however, has no affirmative obligation to remove or otherwise clean up any Hazardous Substance, and this Lease will not be construed as creating any such obligation. No such action by the Landlord and no attempt made by the Lender to mitigate damages under any laws shall constitute a waiver of any of Tenant's obligation under this Article.

                  (f) In addition to the indemnification provisions of Article 14 hereof, Tenant shall indemnify, defend (with counsel reasonably acceptable to the Landlord and at Tenant's sole cost), and hold the Landlord, and its officers, directors, beneficiaries, shareholders, partners, subsidiaries, agents, and employees free and harmless from and against all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements, or expenses of any kind (including attorneys' and experts' fees and fees and expenses incurred in investigating, defending, or prosecuting and litigation, claim, or proceeding) that may at any time be imposed upon, incurred by, asserted or awarded against the Landlord (including attorneys' fees, consultants' fees and court costs) (except to the extent due to a condition that existed prior to Tenant's use of occupancy of the Demised Premises or if due to a condition created by Landlord or other Tenants in the Building) arising out of or in any way connected with: any deposit, spill, discharge, or other release or any Hazardous Substance that occurs during the term of this Lease, at or from the Demised Premised, or which arises at any time from Tenant's use or occupancy of the Demised Premises; or any violation or claim of violation by Tenant of any Environmental Laws; or the imposition of any lien for the recovery of any costs for environmental cleanup or other response costs relating to the release or threatened release of Hazardous Substance; or failure to provide all information, make all submission, and take all steps required by all authorities under the Environmental Laws and all environmental laws, or any misrepresentation, inaccuracy, or breach of any warranty, covenant, or agreement contained or referred to in this Article.

            This indemnification is the personal obligation of Tenant and will survive termination of this Lease. Tenant, its successors, and assigns waive, release, and agree not to make any claim or bring any cost recovery action against the Landlord under CERCLA, or any state equivalent to any similar law now existing or enacted after this date. To the extent that the Landlord is strictly liable under any such law, regulation, ordinance, or requirement, Tenant's obligation to the Landlord under this indemnity will also be without regard to fault on the part of Tenant with respect to the violation or condition that results in liability to the Landlord (except to the extent due to a condition that existed prior to Tenant's use or occupancy of the Demised Premises or if due to a condition created by Landlord or other Tenants in the Building).

            Notwithstanding anything herein to the contrary, the Tenant shall have 90 days from the date hereof to complete Phase I environmental assessments with respect to the demised premises. The cost and expense of the environmental assessments shall be paid by the Tenant. If the Tenant should determine pursuant to the results of such environmental assessments that (i) there has been any storage, discharge, disposal, release or emission of any Hazardous Substance in, on or from the Demised Premises and (ii) Tenant reasonably believes that it could become responsible for the remediation of such storage, discharge, disposal, release, threatened release or emission or become liable for monetary damages (including without limitation any civil, criminal or administrative penalties or assessments) resulting therefrom, or if Tenant reasonably believes that such discharge, disposal, release, threatened release, emission or violation would have a material adverse effect on its ability to assign the Lease, then Tenant shall inform Landlord in writing with specificity within 90 days from the date hereof, and shall deliver to Landlord copies of all written reports, analytical data, correspondence, notices or other written material relating to or developed in connection with the environmental assessment of the property at issue. Upon receipt of notice, Landlord may, at its option and sole cost and expense, take necessary actions to correct the specific defect set forth in the notice. Upon completion of such corrective actions to the reasonable satisfaction of the Tenant, or Landlord's proving in a manner acceptable to Tenant that Tenant would not be responsible for remediation or be liable for monetary damages, including administrative, civil, or criminal penalty assessments or enforcement actions or administrative, judicial or special orders by consent (unless, in Tenant's reasonable opinion, the results of the environmental assessment would materially adversely affect the marketability, including, but not limited to, the resale or leasing of the Demised Premises, Tenant shall not be permitted to reject such Branch Office due to the results of the environmental assessment. For purposes of this Agreement "Hazardous Substance" shall mean any toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, any hazardous substances under Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 USC Section 9601(14), any pollutant or contaminant under Section 101(33) of CERCLA, 42 USC Section 960 1(33), friable asbestos, polychlorinated biphenyls ("PCBs"), petroleum and petroleum products or urea formaldehyde

                                   ARTICLE 11
                          Condemnation; Eminent Domain

      11.01 In the event that the Real Property, Building or any part thereof, or the Demised Premises or any part thereof, shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between the Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, the Landlord shall be entitled to collect from any condemnor the entire award or awards that may be made in any such proceeding, excepting Tenant's personal property hereby vested in or owned by Tenant, to be paid out as in this Article provided. Nothing in this Article shall prevent Tenant from bringing a separate action or proceeding for compensation for any of Tenant's property or moving expenses.

      11.02 At any time during the Term if title to a portion greater than twenty-five (25%) percent of the Real Property, the Building and/or Demised Premises shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between the Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, this Lease shall terminate and expire on the date of such taking and the Rent provided to be paid by Tenant shall be apportioned and paid to the date of such taking.

      11.03 However, if less than twenty-five (25%) percent of the Real Property, Building and/or Demised Premises shall be so taken, this Lease nevertheless shall continue in full force and effect, except that Landlord or Tenant may elect to terminate this Lease if that portion of the Demised Premises then occupied by Tenant shall be reduced by more than twenty-five (25%) percent, or the Demised Premises shall become untenantable, by written notice of such election to the other party given not later than thirty (30) days after (i) notice of such taking is given by the condemning authority, or (ii) the date of such taking, whichever occurs later. Upon the giving of such notice this Lease shall terminate on the date of service of such notice and the Rent due and to become due shall be prorated and adjusted as of the date of the taking. If both parties fail to give notice upon such partial taking, and this Lease continues in force as to any part of the Demised Premises not taken, the Rent apportioned to the part taken shall be prorated and adjusted as of the date of the taking and from such date the Rent shall be reduced to the amount apportioned on the remainder of the Demised Premises, and the Tenant's Share shall be recomputed to reflect the number of square feet of Tenant's Floor Space remaining in the Demised Premises in relation to the number of square feet of Total Building Floor Space remaining in the Building.

      11,04 Tenant shall not be entitled to any portion of any condemnation award or private purchase price. Tenant hereby expressly assigns to the Landlord all of its rights in and to every such award, compensation, damages, rights of action, proceeds or purchase price and agrees to execute and lend all documents required to facilitate collection thereof by the Landlord. Landlord shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount paid. Notwithstanding the foregoing provisions of this Article, Tenant shall be entitled to appear, claim, prove and receive in the proceeding relating to any taking mentioned in the preceding Sections of this Article, such portion of each award made therein as represents (a) Tenant's moving expenses, and (b) the then value of Tenant's personal property.

            (a) Nothing herein contained shall be deemed to excuse Tenant from repairing or maintaining the Demised Premises as provided in this Lease or restoring all damage or destruction to the Demised Premises, regardless of whether or not there are proceeds available or whether any such Proceeds are sufficient in amount, and the application or release by Landlord of any Proceeds shall not cure or waive any default or notice of default under this Agreement or on validate any act done pursuant to such notice.

            (b) Any monies received as a condemnation award shall be paid over to Landlord to be applied at the option of Landlord for the restoration of the Improvements.

            (c) If at any time there shall occur a partial condemnation or partial taking, and if Landlord shall have decided in its sole discretion to permit Tenant to use any condemnation award for the restoration of the Demised Premises, then Tenant may use such proceeds to restore the Demised Premised provided that (i) the net proceeds are sufficient to restore the Demised Premises, or if such proceeds are insufficient in the opinion of Landlord on advice from its architect to restore the Demised Premises, Tenant shall have deposited with Landlord cash in an amount equal to the difference between the cost of such restoration and such proceeds, (ii) there shall exist no Event of Default, nor any event which, after notice or the passage of time would become an Event of Default, (iii) in the opinion of Landlord on advice from its architect the Demised Premises can be completely restore within 180 days from the occurrence of such partial condemnation or taking, or by the Expiration Date (as defined in the Note), whichever occurs first; and (iv) Landlord shall determine, based on advice from its architect, that the contemplated restoration of the Demised Premises shall, when completed, render the Demised Premises a complete, economically viable architectural unit of substantially the same usefulness, design and construction and fully functional for the same purposes and uses as existed prior to the condemnation. In the event such condemnation award is used to repair or restore the Demised Premises pursuant to this Section, Tenant shall obtain, at its sole cost and expense, an architect who shall submit plans to Landlord for the restoration of the Demised Premises indicating that such restoration of the Demised Premises indicating that such restoration can be completed within the period provided for herein, together with a budget itemizing the projected costs of such restoration. Said plans and budget are subject to the approval of Landlord. Tenant shall also obtain and post, at its sole cost and expense, all necessary Federal, State and local permits and approvals prior to the commencement of such restoration. Tenant agrees that condemnation awards to be used to restore the Demised Premises shall be held by Landlord and disbursed periodically: (i) on advice from Landlord's architect (who shall be employed by Landlord at Tenant's sole expense) that the work completed or materials installed conform to said budget and plans, as approved by Landlord; and (ii) upon presentment of receipted bills and releases satisfactory to Landlord. The expenses incurred by Landlord, including architects' and attorneys' fees, and all soft and hard costs in connection with such restoration, shall be paid by Tenant to the extent condemnation awards are insufficient to pay same. At no time shall Landlord be obligated to disburse any funds if the undisbursed balance is, in the opinion of Landlord based on advice from its architect, insufficient to timely complete the restoration of the Demised Premises free and clear of all liens. Tenant agrees to post such bonds, obtain such guaranteed maximum price general contract agreement and/or enter into such agreements and arrangements as Landlord may require to insure lien-free completion of such repairs or restoration by the end of the period provided herein for completion of such repairs or restoration.

                                   ARTICLE 12
                                    Insurance

      12.01 Insurance Coverages. Tenant agrees to at all times, at it sole expense, provide, maintain and keep in force the following policies of insurance naming Landlord and Tenant as their interests may appear and such other parties as Landlord and Tenant may designate as additional insured, in the customary form in the Town of Stamford, State of Connecticut, for premises and improvements of similar character, on premises and improvements.

            (a) Comprehensive public liability insurance (including coverage for elevators and escalators, if any, on the Demised Premises and, if any construction of new improvements occurs after execution of this Agreement, completed operations coverage for one year after construction of the improvements has been completed) on an occurrence basis against claims for personal injury including, without limitation, bodily injury, death or property damage occurring on, in or about the Demised Premises and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to limits of not less than $2,000,000 or such greater amount as may be required by Landlord from time to time;

            (b) Worker's compensation insurance including employer's liability insurance for all employees of Tenant, if any, engaged on or with respect to the Demised Premises;

            (c) During the course of any demolition, construction, renovation or repair of the Building or other improvements on the Demised Premises, builder's completed value risk insurance against all risks of physical loss, including collapse and transit coverage, during construction of such improvements, with deductibles satisfactory to Landlord, in nonreporting form, in an amount acceptable to Landlord. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy endorsement and a waiver of coinsurance endorsement;

            (d) Rent loss and business interruption coverage, if applicable, either as a separate policy or as part of the casualty policy referred to in subsection (a) above; and

            (e) All policies of insurance relating to property required by terms of this Agreement shall contain a standard non-contributory negligence endorsement providing an agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of set off counterclaim or deductions against Tenant.

      12.02 Miscellaneous Insurance Related Provisions.

            (a) All policies of insurance shall be issued by companies authorized to transact business in the State of Connecticut (property liability) approved by Landlord and in amounts satisfactory to Landlord and all policies of property insurance shall have attached thereto the clause referred to in Section
12.01 above in favor of Landlord, not subject to contribution or co-insurance, all in form reasonably satisfactory to Landlord. Tenant shall furnish Landlord with a signed duplicate original policy with respect to all required insurance coverage. At least thirty (30) days prior to the expiration of each such policy, Tenant shall furnish Landlord with evidence satisfactory to Landlord of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Agreement. All such policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Landlord, shall be in form satisfactory to Landlord, shall be maintained in full force and effect, shall be assigned and delivered to Landlord, with premiums prepaid, as collateral security for payment of all obligations of Tenant secured hereby, and shall contain a provision that such policies will not be canceled or amended, without at least thirty (30) days prior written notice to Landlord and at no time shall there be any reduction in the scope or limits of coverage. If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or any reason, or if for any reason whatever the insurance shall be unsatisfactory to Landlord, Tenant shall immediately upon learning of such expiration or termination place new insurance on the Demised Premises, satisfactory to Landlord.

            (b) In the event Tenant fails to provide, maintain, keep in force or deliver and furnish the Landlord the policies of insurance required hereunder, Landlord may procure such insurance or single-interest insurance for such risks covering Landlord's interest, and Tenant will pay all premiums thereon promptly upon demand by Landlord, and until such payment is made by Tenant the amount of all such premiums, together with interest thereon at the Default Rate shall be secured by the mortgage.

      12.03 The Tenant, at his own cost and expense, shall insure it own fixtures, equipment and contents, (including, without limitation, any computer or telephone system or any generators or alternators used in connection therewith installed in the Demised Premises, it being expressly understood and agreed that the same is not the responsibility of the Landlord nor shall the Landlord be liable therefor.

      All polices and Certificates shall name the Landlord as an additional insured and loss payee and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given to Landlord in the event of material alteration to, or cancellation of any of the coverages evidenced by such Certificates.

      The monetary limits and types of coverages stated herein shall not be construed as a limit of Tenant's liability. Every calendar year during the Term, Landlord shall have the right to review the insurance coverages required under this Article 12 and to require that Tenant reasonably increase the limits of Tenant's insurance coverage hereunder.

      If, on account of the failure of Tenant to comply with the foregoing provisions, Tenant is adjudged to be a coinsurer by its insurance carrier, then any loss or damage the Landlord shall sustain by reason thereof or payments made by Landlord's insurance carrier, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefore and evidence of such loss or payment

      The Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense, such additional insurance as Tenant deems adequate

                                   ARTICLE 13
                           Right to Assign or Sublease

      13.01 Landlord and Tenant acknowledge and agree that:

      A. Tenant may assign its interest in this Lease or sublet any portion of the Demised Premises without the prior written consent of the Landlord to any other financial institution. A financial institution shall not be deemed to include financial operations involving check cashing and/or payroll loans.

      B. Tenant shall not assign or sublet any portion of the Demised Premises to any other person or entity without the prior written consent of the Landlord, which consent as to a sublease only will not be unreasonably withheld or delayed.

      C. If Tenant's interest in this Lease is assigned, whether or not in violation of the provisions of this Lease, the Landlord may collect Rent from the assignee. If the Demised Premises or any part thereof are sublet to, or occupied by or used by any person other than Tenant, whether or not in violation of this Lease, the Landlord, after default by Tenant under this Lease and expiration of tenant's time, if any, to cure such default, may collect Rent from the subtenant, user or occupant. In either case, the Landlord shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting occupancy, nor use, nor any such collection or application shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by the Landlord of such assignee, subtenant, occupancy or user as a tenant. The consent by the Landlord to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior written consent of the Landlord to any further assignment, subletting, occupancy or use. The listing of any name other than Tenants on any door of the Demised Premises, or on any directory, or on any elevator in the Building, or otherwise, shall not operate to vest in the party so name, any right or interest in this Lease in the Demised Premises or be deemed to constitute or serve as a substitute for any prior written consent of the Landlord requires under this Article, and it is understood that any such listing shall constitute a privilege extended by the Landlord which shall be revocable at either the Landlord's will by notice to Tenant. Tenant agrees to pay to the Landlord all reasonable counsel fees incurred by the Landlord in connection with any assignment of Tenant's interest in this Lease or any subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of Rent by the Landlord from any person other than Tenant as provided in this Paragraph C, nor any application of any such Rent as provided in this Paragraph C shall in any circumstances relieve Tenant of Tenant's obligation to fully observe and perform the terms, covenants and condition of this Lease on Tenant's part to be observed and performed. For the purposes of this Lease, (i) a takeover agreement shall not be deemed a transfer of this Lease, (ii) any person or legal representative of Tenant to whom Tenant's interest under this Lease passes by operation of law or otherwise, shall be deemed a transfer of this Lease, and (iii) a modification, amendment or extension without the Landlord's prior written consent shall be deemed a new sublease. Tenant agrees to furnish to Landlord upon demand at any time and from time to time such information and assurances as the Landlord may request that neither Tenant nor any subtenant shall have violated the provisions herein.

      D. No permitted or consented to assignment or subletting shall be effective or valid for any purpose whatsoever unless and until a counterpart of the assignment or a counterpart or reproduced copy of the sublease shall have been first delivered to the Landlord and in the event of any assignment, Tenant shall deliver to the Landlord a written agreement executed and acknowledged by Tenant and such assignee in recordable form wherein such assignee shall assume joint and severally with tenant the due performance of this Lease notwithstanding any other or further assignment.

      E. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant shall, in any circumstances, relieve Tenant of its obligations to fully observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                                   ARTICLE 14
                        Non-Liability and Indemnification

      14.01 Tenant agrees to defend, indemnify and hold harmless the Landlord against and from any and all loss, cost, liability, damage and expense, including but not limited to, penalties, fines, court costs, disbursements and attorney's fees incurred in connection with or arising from any cause in, on or about the premises, either present or future, including, but not limited to: (i) any failure by Tenant to observe or perform any of the obligations under this Lease; (ii) the use or occupancy or manner of use or occupancy of the Demised Premises and adjacent areas by Tenant or any person or entity claiming through or under Tenant (iii) any condition design or construction of the Demised Premises or the Building or any occurrence or happening in or on the Demised Premises from any cause; or (iv) any negligence, omission or misconduct whether prior to, during or after the Term of this Lease of Tenant or any person or entity claiming through or under Tenant or any contractor, agent, employee, invitee or licensee of Tenant in or about the Demised Premises or the Building; and (v) any maintenance, repairs, replacements, additions, alternations, substitutions and installments made by or for Tenant to the Demised Premises and the Building. In case any action or proceeding is brought against the Bank by reason of any such claim , tenant upon written notice from the Bank shall at Tenant's expense resist or defend such action or proceeding by reputable, competent counsel with respect to whom the Bank has no reasonable or just cause to request replacement. Tenant agrees that the obligation assumed herein shall survive the termination or earlier expiration of this Lease.

      14.02 The Landlord shall defend indemnify and hold harmless Tenant its directors, officers, employees, agents, subsidiaries and affiliates against and from all losses, liabilities, obligation, damages, penalties, claims, costs, charges and expenses, including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Tenant and/or its directors, officers and subsidiaries by reason of any action or cause occurring in the Building, the Real Property or the Demised Premises by the negligent act, omission or willful misconduct of the Landlord, its agents, employees, contractors, tenants or licensees acting on behalf of Landlord. In case any action or proceeding is brought against Tenant's by reason of any such claim, the Landlord, upon written notice from Tenant, shall at the Landlord's expense resist or defend such action or proceeding by reputable, competent counsel with respect to whom Tenant has no reasonable or just cause to request replacement. The Landlord agrees that the obligation assumed herein shall survive the termination or earlier expiration of this Lease.

      14.03 The Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless any of the foregoing shall be caused by or due to the gross negligence of the Landlord, its agents, servants or employees.

      14.04 Tenant shall reimburse the Landlord for all expenses, damages or fines incurred or suffered by the Landlord and for which the Landlord has not been and will not be reimbursed by insurance by reason of any breach, violation or nonperformance by Tenant or its agents, servants or employees, of any covenant or provision of this Lease or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant or its agents, servants or employees in the use or occupancy of the Demised Premises.

      14.05 Tenant shall give Landlord notice in case of fire or accident in the Demised Premises promptly after Tenant is aware of such event.

                                   ARTICLE 16
                                    Holdover

      16.01. If Tenant or any approved assignee or sublessee shall continue to occupy the Demised Premises after the termination of this Lease without the prior written consent of the Landlord, Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly Rent equal to the then fair market rent, as solely determined by a broker of the Landlord's choosing plus all charges, costs, fees, expenses, claims and damages incurred by the Landlord as a result of Tenant's failure to surrender the Demised Premises upon termination of this Lease, subject to all of the other terms and conditions of this Lease insofar as the same are applicable to a month-to-month tenancy. Tenant hereby agrees to indemnify and hold harmless the Landlord against and from any and all liabilities, obligations, damages, claims, costs, charges and expenses, including but not limited to, penalties, fines, court costs and attorney's fees incurred in connection with or arising from any cause in connection with Tenant's occupation of the Demised Premises after the Termination Date or sooner termination of this Lease, including, but not limited to, any claims made by a succeeding tenant founded on such delay. Acceptance by the Landlord of Rent after such termination shall not constitute a renewal of this Lease or a consent to such occupancy, nor shall it waive the Landlord's right to re-entry or any other right contained herein.

      16.02 Tenant's obligations under this Article shall survive the termination of this Lease.

                                   ARTICLE 17
                        Quiet Enjoyment and Subordination

      17.01. The Landlord covenants that if, and so long as, Tenant pays all of the Rent due hereunder, and keeps and performs each and every term and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall lawfully, peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by the Landlord or by any other person lawfully claiming the same.

      17.02. This Lease is and shall be subject and subordinate to all ground or underlying leases which may now or hereafter affect the real property of which the Demised Premises form a part and to all mortgages which may now or hereafter affect such leases or such real property and to all renewals, modifications, replacements and extensions thereof.

                                   ARTICLE 18
                        Quiet Enjoyment and Subordination

      18.01. The Landlord covenants that if, and so long as, Tenant pays all of the Rent due hereunder, and keeps and performs each and every term and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall lawfully, peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by the Landlord or by any other person lawfully claiming the same.

      18.02. This Lease is and shall be subject and subordinate to all ground or underlying leases which may now or hereafter affect the real property of which the Demised Premises form a part and to all mortgages which may now or hereafter affect such leases or such real property and to all renewals, modifications, replacements and extensions thereof.

                                   ARTICLE 19
                                    Brokerage

      19.01 Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the rental of the Demised Premises from the Landlord. Tenant agrees to indemnify and hold the Landlord harmless from any damages, costs and expenses suffered by the Landlord by reason of any breach of the foregoing representation. The Landlord shall have not liability for brokerage commissions arising out of any sublease or assignments by Tenant and Tenant shall and does hereby indemnify the Landlord and hold the Landlord harmless from any and all liabilities for brokerage commissions arising out of any such sublease or assignment.

                                   ARTICLE 20
                      Defaults, Remedies and Right to Cure

      20.01 If either party shall default in the performance of any term or condition herein contained, the other party, without thereby waiving such default, may perform the same for the account and at the expense of the defaulting party without notice in case of emergency and in any other case if such default continues after five (5) days from the period to cure as set forth below by the giving of written notice of intention so to do. Bills for any reasonable and necessary expense incurred by either party for the account of the other and reasonable and necessary bills for all costs, expenses and disbursement, including (without being limited to) reasonable counsel fees, incurred in enforcing or endeavoring to enforce any rights under or in connection with this Lease or pursuant to law are payable by the defaulting party with fifteen (15) days of notice to defaulting party and if not paid when due, the amounts thereof shall immediately become due and payable together with interest thereon at the maximum rate permitted by law from the date the said bills should have been paid in accordance with their terms.

      20.02 If at any time during the Term of this Lease any or all of the following events occur such shall constitute a default and breach of this Lease by Lessee: (a) the vacating or abandonment of the Demised Premises or the cessation of Tenant's business on the Demised Premises; (b) failure of Tenant in the payment of Rent and such failure shall continue for five (5) days after notice thereof from the Landlord; (c) failure of Tenant in the observation or performance of any of the covenants, conditions or provisions under this Lease other than that described in (b) above and if such default shall continue for five (5) days after notice thereof from the Landlord, specifying in what manner Tenant has defaulted; (d) the making by Tenant of any general assignment or general assignment for the benefit of creditors, or by the filing by or against Tenant of a petition to have Tenant adjudged bankrupt (except in an involuntary petition, as long as such petition is vacated or withdrawn within ninety (90) days after filing of such), or a petition or reorganization or arrangement under any law relating to bankruptcy or the appointment of a trustee or receiver to take possession of Tenant's assets by reason of the insolvency of Tenant (except where such receiver shall be appointed in an involuntary proceeding, as long as the receiver is withdrawn within ninety (90) days of his appointment) or attachment, execution or other judicial seizure of Tenant's assets or of Tenant's interest in this Lease; then the Landlord, as applicable, shall have the following remedies: (a) to cure and add such amounts required to cure the default, including any ancillary cost thereof, including, but not limited to, attorney's fees, disbursement and court costs, to additional rent; (b) seek damages pursuant to Article 22 herein; and (c) terminate this Lease by giving ten (10) days notice to terminate if the default is continuing and Tenant has failed to cure.

                                   ARTICLE 21
                            Re-Entry by the Landlord

      21.01 If this Lease shall expire or terminate prior to the Expiration Date due to a Tenant Default or as a result of a casualty or condemnation, the Landlord or the Landlord's agents and employees may, possess or repossess the Demised Premises either by summary dispossess proceedings, ejection or by any suitable action or proceeding at law, or by agreement. The words possess or repossess as herein used are not restricted to their technical legal meaning. In the event of any termination of this Lease, other than as permitted to Tenant under this Lease or of re-entry by summary dispossess proceedings, ejection or by any suitable action or proceeding at law or by agreement or otherwise by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to the Landlord the Rent due up to the time of such termination of this Lease or of such recovery of possession of the Demised Premises by the Landlord as the case may be.

      21.02 In the event of any breach by Tenant of any of the term or condition contained in this Lease, the Landlord shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise.

      21.03 Each right and remedy of the Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by the Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

                                   ARTICLE 22
                                     Damages

      22.01 If this Lease is terminated or if the Landlord shall re-enter the Demised Premises under the provisions of this Lease or in the event of re-entry by summary dispossess proceedings, ejection or by any suitable action or proceeding at law in each case, by reason of default hereunder on the part of Tenant, Tenant shall pay to the Landlord as damages, sums equal to the Rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated or had the Landlord not so re-entered the Demised Premises, payable monthly but otherwise upon the terms therefore specified herein following such termination or such re-entry and until the expiration of the Term, provided, however, that the Landlord shall use its best efforts to relet the Demised Premises or any portion or portions thereof during said period at the then current fair market rental, the Landlord shall credit Tenant with the net rents received by the Landlord from such reletting, such net rents to be determined by first deducting from the gross rents and when received by the Landlord from such reletting the reasonable expenses incurred or paid by the Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the reasonable expenses of reletting, including altering and preparing the Demised Premises or any portion or portions thereof for new tenants, broker's commissions, advertising expenses, attorney's fees and all other reasonable expenses properly chargeable against the Demised Premises and the rental therefrom. If the Demised Premises or any part thereof should be relet in combination with other space then proper apportionment shall be made of the rent received from such reletting and of the expenses of reletting.

      22.02 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by the Landlord from time to time at its election and nothing contained herein shall be deemed to require the Landlord to postpone suit until the date that the Term would have expired if it had not been so terminated or had the Landlord not re-entered the Demised Premises.

      22.03 Anything in this Lease to the contrary notwithstanding, if either party shall at any time be in default hereunder, and if the aggrieved party shall institute an action or summary proceeding against the defaulting party based upon such default, and it is reasonably prudent for the aggrieved party to contact counsel, then the defaulting party shall reimburse the aggrieved party if the aggrieved party is successful in its action for the reasonable expenses of attorney's fees and disbursements thereby incurred by the aggrieved party.

                                   ARTICLE 23
                                   Arbitration

      23.01 The Landlord may at any time request arbitration and Tenant may at any time, when it is not in default in the payment of any Rent or additional rent, request arbitration if a dispute arises in connection with a provision of this Lease which is non-monetary in nature. Such dispute shall be resolved by arbitration in Stamford, Connecticut in accordance with the commercial arbitration rules of the American Arbitration Association and the provisions of this Lease by three (3) arbitrators each of whom shall have at least ten (10) years experience in the supervision, operation and management of major office or commercial buildings.

      23.02 The party requesting arbitration shall do so by giving notice to that effect to the other party specifying the nature of the dispute. The cost, expenses and fees incurred by the prevailing party shall be paid by the non-prevailing party. Should there be no prevailing party, the arbitrators shall determine the apportionment of such costs, expenses and fees. The decision and award of the arbitrators shall be in writing, shall be final and conclusive on the parties and counterpart copies thereof shall be delivered to each of the parties. In rendering the decision and awards, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease. Judgment may be had on the decision and award of arbitrators so rendered in any court of competent jurisdiction.

                                   ARTICLE 25
                        No Other Waivers or Modifications

      25.01 The Landlord and Tenant mutually covenant and agree that the failure of the Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith or acceptance of Rent after occurrence thereof, shall not waive such default but the Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized, either in law or at equity. The receipt by the Landlord of rent from any assignee, sublessee or other occupant of the Demised Premises shall not be deemed a waiver of the terms of this Lease prohibiting such assignment or subleasing or any acceptance of such assignee, sublessee or other occupant or a release of Tenant from the further observance of all terms and covenants hereof.

      The failure of either party to insist (in any one or more instances) upon the strict performance of any one or more of the terms or conditions of this Lease or to exercise any right, remedy or election herein contained shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No agreement hereafter made between the Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect any abandonment of this Lease in whole or in part unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

      25.02 The following specific provision of this Section shall not be deemed to limit the generality of the foregoing provisions of this Article:

      (a) No agreement to accept a surrender of all or any part of the Demised Premises prior to the end of the Term shall be valid unless in writing in form acceptable to the Landlord.

                                   ARTICLE 26
                              Estoppel Certificate

      26.01 Tenant and Landlord agree, at any time and from time to time, during the Term, upon not less than thirty (30) days prior notice from the other, to execute, acknowledge and deliver to the other a statement in writing addressed to the other:

      (i) that this Lease is in full force and effect;

      (ii) that Tenant knows of no default hereunder on the part of the Landlord or if it has reason to believe that such a default exists, the nature thereof in reasonable detail;

      (iii) the amount of the Rent being paid and the last date to which Rent has been paid;

      (iv) that this Lease has not been modified, or if it has been modified, the terms and date of such modifications;

      (v) that the terms of this Lease has been commenced;

      (vi) the Commence and Expiration Dates;

      (vii) whether all work to be performed by the Landlord has been completed;

      (viii) whether the Renewal Term options, if any, has been exercised;

      (ix) whether there exist any claims or deductions from or defense to the payment of Rent;

      (x) stating whether or not the other has knowledge that the requesting party is in default in the performance of any term or condition contained in this Lease and if the other has knowledge of such default, specifying each such default;

      (xi) stating the address to which notice shall be sent;

      (xii) such other matters as may be reasonably requested by the requesting party.

      26.02. If Tenant fails to execute and deliver to the Landlord a completed certificate as required under this Section, Tenant hereby appoints the Landlord as its attorney-in-fact to execute and deliver such certificate for and on behalf of Tenant.

                                   ARTICLE 27
                            Landlord's Representation

      27.01 As of the Commencement Date, to the knowledge of Landlord, there will be no material defects in the heating, ventilating, air conditioning, electrical, plumbing, elevator, telephone, mechanical and other building systems, exterior walls, roofs, windows and other structural elements of the premises, real property or the improvements located upon the demised premises.

      27.02 Landlord has received all licenses, permits and authorizations (including, without limitation, occupancy permits) necessary to use, occupy and operate the premises for the purposes for which they are now used, occupied and operated, and such licenses, permits and authorizations are now in full force and effect and are fully transferable to the Tenant at no charge (except customary, minor filing fees or similar minor charges or costs).

                                   ARTICLE 28
                               Recording of Lease

      28.01 Tenant covenants and agrees that Tenant shall not record or permit to be recorded this Lease or any memorandum thereof without obtaining the Landlord's express prior written consent.

                                   ARTICLE 29
              No Other Representations, Construction, Governing Law

      29.01 This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, "Representations" (meaning covenants, promises, assurances, agreements, representations, conditions, warranties, statements and understanding), and information conveyed, whether in writing, between the parties hereto or their respective representatives or any other persona purporting to represent the Landlord or Tenant. Tenant expressly acknowledges and agrees that the Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon and has not been induced to enter into this Lease by any Representations except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made and executed between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease and not such Representations not so expressly herein set forth shall be used in the interpretation or construction of this Lease and the Landlord shall have no liability for any consequences arising as a result of any such Representations not so expressly herein set forth.

      This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. This Lease may not be changed, modified terminate or discharged, in whole or in part, nor any of its provisions waived except by a written instrument which (i) expressly refers to this Lease, and (ii) is executed by the party against whom enforcement of this change, modification, termination, discharge or waiver is sought.

      29.01 If any of the provisions of this Lease, or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      29.02 The laws of the State of Connecticut applicable to contracts made and to be performed wholly within the State of Connecticut shall govern and control the validity, interpretation, construction, performance and enforcement of this Lease without giving effect to the principles of Conflict of Laws and shall apply to any dispute or controversies arising out of or pertaining to this Lease.

                                   ARTICLE 30
                                  Parties Bound

      30.01 The obligations of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party name referred to. However, the obligations of the Landlord under this Lease shall not be binding upon the Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner thereof and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of the Landlord herein named as such owner or lessor of the building but only with respect to obligations arising during the period commencing with such transfer and ending with a subsequent transfer within the meaning of this Article, and such transfer by accepting such interest shall be deemed to have assumed such obligations except only as may be expressed otherwise provided elsewhere in this Lease.

      30.02 Delivery of this Lease to Tenant for execution shall not constitute a reservation of or option for the Demised Premises or an offer by the Landlord to lease the Demised Premises and this Lease shall not be binding and effective until executed by both parties hereto.

                                   ARTICLE 31
                          Authority to Enter into Lease

      If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding on the corporation in accordance with its terms. If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the partnership, in accordance with the partnership agreement and any statements of partnership or certificates of limited partnership of the partnership, and that this Lease is binding on the partnership in accordance with its terms. Tenant shall, within thirty (30) days of the execution of this Lease, deliver to Landlord: (a) if Tenant is a corporation, a certified copy of a resolution of the Board of Directors of the corporation; or (b) if Tenant is a partnership, a copy of the Statement of Partnership or Certificate of Limited Partnership of tenant; and (c) other evidence reasonably satisfactory to landlord authorizing or ratifying the execution of this Lease.

                                   ARTICLE 32
                          Notices - Service of Process

      32.01 Any notice, consent, approval, request, communications, bill, demand or statement provided for hereunder by either party to the other party shall be deemed to have been given upon receipt or refusal, when given writing and sent by United States mail, certified, return receipt requested or deemed to have been duly given upon receipt or refusal, if delivered personally by hand, established, reputable courier or overnight courier, addressed to such other party together with copies as shown below, which address for the Landlord shall be Warren Properties, Box 469114, Escondido, California 92046-9114, and for Tenant, shall be Union State Bank, 100 Dutch Hill Road, Orangeburg, New York 10962. Either party may at any time change the address for such notices, consents, approvals, request, copies, communications, bills, demands or statements (or copies thereof) by delivery or mailing as aforesaid to the other party a notice stating the changed address.

      32.02 Whenever either party shall consist of more than one person or entity, any notice, statement, demand or other communication required or permitted and any payment to be made shall be deemed duly given or paid if addressed to or by (or in the case of payment by check to the order of) any one of such persons or entities who shall be designed from time to time as the authorized representative of such party. Such party shall promptly notify the other of the identity of such person or entity who is so to act on behalf of all persons and entities then comprising such party and of all changes in such identity.

      32.03 Tenant shall give notice to the Landlord promptly after Tenant learns thereof, (i) of any accident in or about the Demised Premises or the Building, (ii) of all fires in the Demised Premises, and (iii) of all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which the Landlord might be responsible or which constitutes the Landlord's property.

                                   ARTICLE 33
                            Miscellaneous Provisions

      33.01 The Article headings and captions or legends in this Lease prefixed to this Lease are inserted only as a matter of convenience or reference and are not to be given any effect whatsoever.

      33.02 It is agreed and understood that any Exhibits and Schedules attached hereto form an integral part of this Lease and are hereby incorporated by reference.

      33.03 The Landlord and its agents shall have the right to enter and/or pass through the Demised Premises: (a) to examine the Demised Premises and to show them to actual and prospective superior lessors, superior mortgagees or prospective purchasers, mortgagees or lessees of the Building; and (b) to make such repairs, alterations, additions and improvements in or to the Demised Premises and/or in or to the Building or its facilities and equipment as the Landlord is required or desires to make. The Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required in connection therewith without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder.

      33.04 Tenant and its employees and agents shall faithfully observe and strictly comply with the rules and regulations as may be provided by Landlord and such reasonable changes therein (whether by modification, elimination or addition) as the Landlord hereafter may make and communicate in writing to Tenant which do not unreasonably affect the conduct of the permitted use of the Demised Premises (the "Rules and Regulations"). Tenant's rights to dispute the reasonableness of any changes in the Rules and Regulations shall be deemed waived unless asserted by notice to Landlord within thirty (30) days after the date upon which the Landlord shall have given notice to Tenant of the adoption of any such changes in which case such dispute shall be determined by arbitration pursuant to Article 23. In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations as originally promulgated or as changed, the provisions of this Lease shall control. The Landlord shall have no duty or obligation to enforce any Rules or Regulation or any term, covenant or condition of any other lease against any other tenant or occupant of the Building, and Landlord shall have no liability to Tenant for any violation of the same by any other tenant or occupant of the Building; however, if such rules and regulations shall be enforced, such rules and regulations shall be enforced uniformly and on a nondiscriminatory basis.

                                   ARTICLE 34
                                  Renewal Terms

      The term of this Lease may be extended, at the option of the Tenant, for three (3) additional periods of five (5) years (referred to herein as "Renewal Terms").

      The option to renew shall be exercised by Tenant by written notice to the Landlord not more than twelve (12) months nor less than six (6) months prior to the expiration of the then existing term.

      Each renewal term shall be on the same terms, covenants and conditions set forth in this Lease provided, however, the annual rental for each renewal term shall be at fair market value determined as follows:

      (a) By mutual agreement of the Landlord and Tenant; or

      (b) In the event Landlord and Tenant are unable to agree on fair market value as of the date of the renewal, then, in such event, Landlord and Tenant shall respectively designate one appraiser/real estate professional, each having knowledge and experience in commercial leases in the Stamford, Connecticut area. The designated representatives of the Landlord and Tenant shall jointly designate a third appraiser/real estate professional. Such third person shall provide a written opinion as to the market value based upon an analysis of the market conditions as of the date set for renewal and such person's opinion as to the annual rental shall be final and binding on both the Landlord and the Tenant

      The annual rental shall be increased on the first date of each renewal term in accordance with the foregoing.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                            UNION STATE BANK, Tenant

Landlord


By:_________________________________      By:___________________________________

                                      LEASE

      AGREEMENT OF LEASE, made as of ___________, 2000, between 11 EAST 22ND STREET, L. L.C., (hereinafter the Landlord) having an office at Warren Properties. Box 469114, Escondido, California 92046-9114 and UNION STATE BANK, having its principal place of business located at 100 Dutch Hill Road, Orangeburg, New York 10961 (hereinafter the Tenant)

                                    ARTICLE 1

                                   Definitions

1 1.01 The following terms shall have the meanings set forth opposite each of them:

      "Access" Tenant shall have unrestricted and unimpeded entry to the Demised Premises and Tenant shall have access to the Demised Premises 24 hours per day, 7 days per week.

      "Building":                  The building erected on the Real Property and
                                   located at 11 East 22nd Street, in the
                                   Borough of Manhattan, City of New York, State of New York.

      "Commencement Date"          Such date as the Landlord shall deliver
                                   possession of the Demised Premises to Tenant and all regulatory approvals for a Banking branch have been obtained.

      "Demised Premises"           The space(s) on the first (1st) floor of the
                                   Building consisting of 1,700 square feet and 1,600 square feet in the basement substantially as shown on the floor plan attached hereto as Exhibit "A".

      "Expiration Date"            __________________,2005 or ending on an
                                   earlier or later date that this Lease may expire or be canceled or terminated or renewed pursuant to the terms of this Lease.

      "Annual Rent"                The annual rent during the Initial Term shall
                                   be One Hundred Thousand ($100,000.00)
                                   Dollars.

      "Initial Term"               A period of five (5) years beginning on the
                                   "Commencement Date."

      "Permitted Use"              The Demised Premises shall be used for
                                   general banking operations, executive and clerical general offices only and for no other purpose.

      "Real Property"              Shall be the land upon which the building
                                   stands, the Building, and the land (and the improvements thereon, adjoining the Building) forming part of the same tax lot or lots as those of the land on which the Building stands and in which the demised premises are located.

      "Rent Year"                  The period commencing on the Commencement
                                   Date and ending with the day preceding the first anniversary of such Commencement Date.

      "Structural"                 Shall mean the parts of the Building which
                                   are integral to the structure of the
                                   Building, which includes: stairwells and towers; foundations; subflooring; column supports; load bearing walls; roofs; exterior walls above and/or below grade; fire escapes;
                                   and any building member integral to the
                                   support of the Building.

      "Tenant's Floor Space"       The total number of rentable square feet of
                                   space in the Demised Premises is 3,300 square feet.

      "Renewal Term"               The period beginning on the day after the
                                   first expiration date and ending at 11:59 p.m. on the Date which is five (5) years after commencement of the renewal term.

                                    ARTICLE 2
                                Demised Premises

      2.01 The Landlord hereby leases to Tenant and Tenant hereby hires from the Landlord the Demised Premises for the Term for the Rent hereinafter reserved and upon and subject to the conditions (including limitations restrictions and reservations) and covenants hereinafter provided. Each party hereto agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.

      2.02 The general location, size and layout of the Demised Premises are outlined on Exhibit "A".

      2.03 Neither Landlord nor Tenant shall cause or allow any undue waste on the Demised Premises and shall comply with all applicable laws and ordinances respecting the use and occupancy of the Demised Premises relating to matters not specifically set forth in this lease. Tenant shall keep the Demised Premises free and clear of all liens and encumbrances.

      2.04 It is expressly understood and agreed that the commencement of this Lease and the obligations of the Tenant hereunder are expressly subject to and conditioned upon Tenant obtaining all necessary regulatory approvals for the establishment of a full service banking branch at the location of the Demised Premises and is further subject to all of the terms and conditions set forth in a certain Asset Purchase Account Assumption Agreement by and between Tenant and La Jolla Bank dated May ,2000 which is incorporated herein by reference thereto. Tenant hereby agrees to diligently and in good faith make all required applications and take all action necessary to obtain said approvals and otherwise satisfy all terms and conditions of the Asset Purchase Account Assumption Agreement. In the event such approvals shall be denied, for any reason whatsoever or the Asset Purchase Account Assumption Agreement is terminated pursuant to the terms of said Agreement, for any reason, this Lease Agreement shall be at an end and neither party shall have any further obligation hereunder.

                                    ARTICLE 3
                                       Use

      3.01 Tenant's use of the Demised Premises shall be limited to the Permitted Use. The Permitted Use of the Demised Premises for the purposes specified in Article 1 hereof shall not in any event be deemed to include and Tenant shall not suffer or permit the Demised Premises or any part thereof to be used in any manner, or do anything or suffer or permit anything to be brought into or kept therein any illegal, or ultra-hazardous activity, whether within or outside the scope of the business of Tenant or which would in any way (i) violate any laws, codes, statutes, or rules or requirements of public authorities, (ii) make void or voidable any fire or liability insurance policy in force upon the Commencement Date with respect to the Building, (iii) make unobtainable from reputable insurance companies authorized to do business in New York State at standard rates any fire insurance with extended coverage, or liability, elevator or boiler or other insurance required to be furnished by the Landlord under the terms of this Lease, (iv) discharge objectionable fumes, vapor or odors into the Building air conditioning system or into Building flues or vents not designated to receive them or otherwise in such manner as may unreasonably offend other occupants or (v) shall allow any animals or birds be brought in or kept in or about the Demised Premises or the Building, unless such animal is a "service" or "helping" animal accompanying, or in training to service a person with a "disability" as defined by the Americans with Disabilities Act of 1990 or a guide dog or hearing-aid dog. The Landlord shall not make any provisions for the supervision or care of such animals.

      3.02 The Landlord hereby grants the Tenant the right to place banners, flags, balloons and similar promotional material on the exterior of the Demised Premises to advertise the opening of its Bank Office. Additionally, Landlord agrees that it will not unreasonably withhold its consent to place banners, flags, balloons and similar promotional material on the exterior of the demised premises at various time intervals for promotional purposes.

      3.03 If any governmental license or permit, other than a certificate of occupancy or certificate of use, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way affect the Landlord, then Tenant, at its expense, shall duly procure and thereafter maintain such license or permit, but in no event shall failure to procure and maintain same by Tenant affect Tenant's obligations hereunder. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises or do or permit anything to be done in the Demised Premises in violation of the certificate of occupancy for the Demised Premises or for the Building.

      3.04 Tenant agrees to use, occupy, operate and maintain the Demised Premises throughout the term, as a dignified first-class, high quality establishment and in a manner which shall not detract from the character, appearance or dignity of the Building. Tenant shall have the right to install any exhibition, display (window or otherwise), or advertisement in or with respect to the Demised Premises or any part thereof, including any article, sign, poster or material. All window displays shall be kept neat, orderly and fresh in appearance. Tenant agrees not to (i) conduct or permit any fire, auction, going-out-of-business or bankruptcy sale in the Demised premises, (ii) engage in any unethical method of business operation, (iii) use or operate the Demised Premises as a so-called "discount house" or for "cut rate" or "discount" type of business, (iv) use or permit to be used the sidewalks or other space outside the Demised Premises for the display, sale or similar undertaking or storage, (v) use or permit to be used any loudspeaker, phonograph or other sound system or advertising devise which may be heard outside the Demises Premises, or (vi) distribute or permit to be distributed handbills or other matter to customers outside the Demised Premises. Tenant, at its sole cost and expense, shall comply with and remain in compliance with all applicable laws, codes, statutes, rules or requirements of public authorities or changes in governmental policy, including, without limitation, the requirements of the Occupational, Safety and Health Act, as they apply to Tenant's use and occupancy of the Demised Premises. Tenant shall not place a load upon any floor of the Demised Premises which exceeds the floor load per square foot area which such floor was designed to carry.

      3.05 Tenant acknowledges that the Landlord's damages resulting from any breach of the provisions of this Article are difficult, if not impossible, to ascertain and concedes that, among other remedies for such breach permitted by law or the provisions of this Lease, the Landlord shall be entitled to enjoin Tenant from any violation of said provisions.

                                    ARTICLE 4
                                      Rent

      4.01 Whenever used in this Lease, the terms (insofar as it pertains to this Lease) "The annual rent", "minimum rent", "base rent" or "basic rent", shall mean Annual Rent; and whenever used in this Lease, the term (insofar as it pertain to this Lease) "rent", "rental", "Rent", or the plural of any of them, shall mean Annual Rent.

      4.02 Tenant shall pay to the Landlord in lawful money of the United States of America, at the office of the Landlord as specified in the preamble hereof or at such other place as the Landlord may designate, the Annual Rent reserved under this Lease for each year of the Term, payable in equal monthly installments in advance and received by the first day of each and every calendar month during the Term. Tenant shall pay Rent as hereinafter defined, without notice, demand, deduction, abatement, set-off or counterclaim, at the office of the Landlord at the address indicated on the face of the Lease or at such other place or to such agent and at such place as the Landlord may designate from time to time.

      4.03 The Annual Rent for each year of the Initial Term of this Lease shall be One Hundred Thousand and 00/100 ($100,000.00) Dollars payable in equal installments of Eight Thousand Three Hundred Thirty-Three and 33/100 ($8,333.33) Dollars per month commencing on the Commencement Date.

      4.04 Tenant shall pay the Annual Rent promptly as and when the same shall become due and payable under this Lease. If the Commencement Date shall occur on a day other than the first day of the calendar month, the Rent shall be prorated for the period from the Commencement Date to the last day of the said calendar month and shall be due and payable on the Commencement Date.

      4.05 Installments of rent shall be due and iavable on the 1st day of each and every month during the term of this Lease. If any installment of rent has not been paid within ten (10) days from the due date, Tenant agrees to pay a late fee in an amount equal to 5% of the monthly installment of rent.

                                    ARTICLE 5
             Repairs, Operating, Maintenance, Services and Utilities

      5.01 Landlord shall maintain the Building and real property in which the Demised Premises are located and make repairs, restorations, and replacements to the Building and real property, including, without limitation, mechanical, electrical, and plumbing systems, structural roof, walls and foundations and the fixtures and appurtenances to the Demised Premises, snow and ice removal and landscaping all as and when needed to preserve them in good and safe working order and condition and regardless of whether the maintenance, repairs, restorations and replacements are ordinary or extraordinary, foreseeable or unforeseeable, capital or noncapital, and not the fault of Tenant, its agents, employees, invitees, visitors, or contractors. All repairs, restorations and replacements will be in quality and class equal to the original work or installations. If Landlord fails to maintain or to make repairs, restorations or replacements, Tenant may make them at the expense of Landlord and such expense will be paid or credited as rent to Tenant within fifteen (15) days after delivery of a statement for the expense.

      5.02 Tenant shall pay directly all of the costs and expense with respect to its equipment, services and personnel for protection and security; alarm service; maintenance, repairs, replacements and improvements which are appropriate for the continued operation of the Demised Premises; rental (or depreciation) of equipment used in cleaning and maintenance; painting and decoration of the Demised Premises; fire, extended coverage, special extended coverage, owner's protective and other casualty coverage, public liability and umbrella liability and property damage, rent or rental value and plate glass insurance and any other insurance which the Tenant may deem necessary; supplies, wages, salaries, disability benefits, pensions, hospitalization, retirement plans, and group insurance and other indirect expenses respecting employees of the Tenant and the Tenant's contractors up to and including the grade of the Building.

      5.03 Landlord Services and Utilities -- Landlord shall furnish to the premises water, plumbing and HVAC for the comfortable use and occupancy of the Premises and janitorial services for the common areas and shall keep lighted the common stairs, entries and restrooms in the Building at no cost to Tenant.

      5.04 Tenant shall be reponsible for paying all charges in connection with electricity supplied to the Demised Premises which are sub-metered and will be billed directly to Tenant.

                                    ARTICLE 6
                                   Alterations

      6.01 For the purposes of this Lease, the term "Alterations" shall include, but not be limited to any changes, work or improvements to the floors, walls and ceiling of the Demised Premises.

      6.02 The Landlord's consent shall not be required for minor changes to the Demised Premises such as painting and installation of cabinets and shelves. All other renovations, additions, installations, improvement and/or alterations of any kind or nature in the Demised Premises (herein "Tenant's Changes") shall require the prior written consent of the Landlord thereto which, in the case of non-structural interior Tenant's Changes, the Landlord agrees not to unreasonably withhold, delay or defer. In granting its consent to any Tenant's Changes, the Landlord may impose such conditions (as to guarantee of completion, payment, restoration and otherwise) as the Landlord may reasonably require. The Landlord agrees to respond to Tenant's request for approval of Tenant's Changes within thirty (30) days after the Landlord's receipt of Tenant's written request for the Landlord's consent and all plans and other information reasonably required by the Landlord to evaluate Tenant's Changes. Tenant shall cause drawings and specifications to be prepared for, and shall cause to be performed, the construction of Tenant's Changes in accordance with all applicable laws, ordinances and regulations of all duly constituted authorities, including, without limitation, Title III of the Americans with Disabilities Act of 1990, all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same are in effect on the date hereof and may be hereafter modified, amended or supplemented. Any request by the Landlord for plans and other information required to evaluate Tenant's Changes shall not be unreasonably delayed. In no event shall the Landlord be required to consent to any Tenant's Change which would physically affect any part of the Building outside of the Demised Premises or would adversely affect the proper functioning of the mechanical, electrical, sanitary or other service systems of the Building. At any time Tenant requests the Landlord's written consent to any Tenant's Changes, Tenant shall deliver to the Landlord detailed plans and specifications therefor. Tenant shall pay to the Landlord any out of pocket expenses incurred by the Landlord in connection with the Landlord's submitting such plans and specifications, if it so chooses, to an architect or engineer selected by the Landlord for review or examination, an/or for supervision during performance of Tenant's Changes. The Landlord's approval of any plans or specifications does not relieve Tenant from the responsibility for the legal sufficiency and technical competency thereof. Tenant before commencement of any Tenant's Changes shall:

            1. Obtain the necessary consents, permits, authorizations and licenses from all federal, state, city or municipal authorities having jurisdiction over such work;

            2. Furnish to the Landlord a certificate or certificates of Worker's Compensation Insurance covering all persons who will perform Tenant's Changes for Tenant or any contractor, subcontractor or other person;

            3. Furnish to the Landlord an original policy of public liability insurance (or certificate thereof) covering the Landlord in limits of not less than TWO MILLION ($1,000,000.00) dollars for injuries or damages to person and property, frbm a company approved by the Landlord. Such policy shall be maintained at all times during the progress of Tenant's

Changes and until completion thereof, and shall provide that no cancellation or material alteration shall be effective unless thirty (30) days prior written notice has been given to the Landlord.

      Tenant agrees to indemnify defend and save the Landlord harmless from and against any and all bills for labor performed and equipment, fixtures and materials furnished to Tenant and applicable sales taxes thereon as required by New York State and from and against any and all liens, bills or claims therefor or against all losses, damages, costs, expenses, suits and claims whatsoever in connection with Tenant's Changes. The cost of Tenant's Changes shall be paid for in cash or its equivalent, so that the Demises Premises and the Building shall at all times be free of liens for labor and materials supplied or claimed to have been supplied.

      Tenant, at its expense, shall cause Tenant's Changes consented to by the Landlord to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction and in such manner as not to interfere with, delay or impose any additional expense upon the Landlord in the maintenance or operation of the Building and so as to maintain harmonious labor relations in the Building.

      6.03 Landlord hereby consents to installation of ATM machines with or without twenty-four (24) hour public access which shall be installed by Tenant, at its sole cost and expense. Tenant shall make all required applications for approvals, as necessary, from regulatory agencies having jurisdiction as well as any approvals or permits necessary from the City of New York or any municipal agency having jurisdiction over same. In connection with the foregoing, Landlord shall cooperate with Tenant and shall execute such applications as may be necessary to permit filing of the requisite applications. Tenant shall submit plans and specifications for location and design of ATM installation for Landlord's approval which approval shall not be unreasonably withheld.

                                    ARTICLE 7
                                   Electricity

      7.01 Tenant agrees not to connect any electrical equipment of any type to the building's electrical distribution system which shall exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises or the Building. Tenant hereby acknowledges and agrees that Tenant shall not install or make any alterations to wiring, installations or other electrical facilities in or about the Demised Premises without the prior written consent of the Landlord. All additional risers, feeders, wiring or other equipment required by Tenant and consented thereto by the Landlord in its sole discretion, shall be installed by the Landlord and the cost thereof be paid by Tenant.

                                    ARTICLES
                                      Signs

      8.01 Tenant shall have the right to place its signs in, on and about the Demised Premises, provided the same are in compliance with law, are purchased and installed at the sole cost and expense of Tenant and are removed from the premises at or prior to the Expiration Date and the surfaces and areas restored to their original condition. Tenant shall be responsible for all required applications, fees and permits. The Landlord agrees to promptly execute and provide all requested documentation requested by Tenant for use in obtaining such applications and permits. It Tenant shall cause or permit any sign or other object to be placed on or affixed to any part of the Building not within the Demised Premises without Landlord's written permission, Landlord shall have the right, in addition to any other rights or remedies, without notice or liability to Tenant, to remove and dispose of any such sign or other object and to make any repairs necessitated by such removal, all at Tenant's sole cost and expense, and Landlord's cost and expense in performing such removal and repair shall be deemed additional rent payable with the next installment of Rent due hereunder.

                                    ARTICLE 9
                                Services; Repairs

      9.01 The Tenant shall cause the Demised Premises to be cleaned; including the exterior and the interior of the windows thereof to be cleaned and shall cause there to be supplied cleaning materials therefor.

      9.02 Tenant shall be responsible for the operation of and all maintenance and repairs to: (i) all specifically installed items by Tenants, including but not limited to computers, equipment, uninterrupted power service equipment, generators and antennae or satellite dishes; and (ii) all Tenant service systems contained within or servicing the Demised Premises.

      9.03 Tenant will pay the appropriate suppliers for all telephone and communications services used by Tenant on the premises during the term, whether or not such services are billed directly to Tenant. Tenant will also procure, or cause to be procured, without cost to Landlord, any and all necessary permits, licenses, or other authorizations required for the lawful and proper installation and maintenance upon the premises of wires, pipes, conduits, tubes, and other equipment and appliances for use in supplying any such service to and upon the premises. Landlord, upon request of Tenant, and at the sole expense and liability of Tenant, will join Tenant in any application required for obtaining or continuing any such service.

      9.04 The Landlord reserves the right, without any liability to Tenant except as otherwise expressly provided in this Lease, and without being in breach of any covenant of this Lease, to stop, interrupt or suspend service of any of the heating, ventilating, air conditioning, electric, sanitary, elevator or other Building systems serving the Demised Premises, or the rendition of any other services required of the Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, the making of repairs or changes which the Landlord is permitted by this Lease or required to by law to make or in good faith deems advisable, or by reason of unavoidable delays, which for the purpose of this Article shall mean the temporary (not more than ten (10) business days) postponement of materials or services not within the Landlord's control. Whenever possible, the Landlord shall give Tenant 24 hours notice prior to making such repairs or changes. In each instance the Landlord shall exercise due diligence to eliminate the cause of stoppage or repetitive failure of a system or service and to effect restoration or service and shall give Tenant reasonable notice, whenever possible, of the commencement and anticipated duration of such stoppage.

      9.05 If, by reason of any events beyond the Landlord's or Tenant's control, the Landlord or Tenant, as the case may be, shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which said party is obligated to supply, this Lease and Tenant's obligation to pay Rent hereunder shall in no way be affected, impaired or excused provided, however, that should such failure to provide service or to perform any other obligation under the Lease prohibit or prevent Tenant's use and occupancy of the Demised Premises for a period of thirty (30) days, Tenant may, at its option, terminate this Lease. As used herein "event beyond the Landlord's or Tenant's control" shall include, without limitation: acts of public enemy; governmental emergency, rule, order, regulation or action; war; restraining of government; unavailability of materials; labor unrest, strikes or troubles, civil riots; floods; hurricanes; tornadoes;

earthquakes or other acts of severe weather conditions; or acts of God.

                                   ARTICLE 10
       Landlord and Tenant's Responsibility Regarding Hazardous Substances

      10.01 Landlord represents that to its knowledge:

      There has been no generation, processing, distribution, use, treatment, handling, storage, discharge, disposal, release, threatened release, or emission of any Hazardous Substance on or from the Building or Real Property by any person prior to the Closing Date; and, to Landlord's knowledge, no action has been taken and Landlord has not been notified that an event or condition has occurred or exists with respect to the Building or Real Property which constitutes a violation of any Environmental Laws. Landlord heretofore has delivered to Tenant copies of all written reports, correspondence, analytical data, notices or other materials, if any, in its possession pertaining to environmental surveys or assessments of the Building or Real Property and any improvements thereon, and any violation of Environmental Laws in, on, affecting, or otherwise involving the same.

            (1) Hazardous Substances. The term "Hazardous Substance", as used in this Lease, shall include, without limitation: "hazardous substances" or "toxic substances" as those terms are defined by the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), 42 U.S.C. Section 8601, et seq., or the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802 and "hazardous wastes," as that term is defined by the Resource Conservation and Recovery Act (RCRA), 42 U.S.C. Section 6902, et seq., all as amended to this date and as amended after this date; any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous substance or material, all as amended to this date or as amended after this date; flammables, explosives; radioactive materials, including any source, special nuclear, or by-product material as defined at 42 U.S.C. Section 2011, et seq., as amended to this date or as amended after this date; asbestos or substances or compounds containing asbestos; polychlorinated biphenyls (PCB's) or substances or compounds containing PCB's; chemical known to cause cancer or reproductive toxicity; pollutants; contaminants, and petroleum and petroleum products.

            (2) Landlord and Tenant's Restrictions. Neither Landlord nor Tenant shall cause or permit to occur:

                  (a) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Demised Premises, or arising from Tenant's use of occupancy of the Demised Premises, including, but not limited to, soil and ground water conditions; or

                  (b) The use, treatment, transportation, generation, release, manufacture, refining, production, processing, storage, or disposal or any Hazardous Substance on, under, or about the Demised Premises, or the transportation to or from the Demised Premises of any Hazardous Substance.

            (3) Environmental Clean-up.

                  (a) Landlord and Tenant will promptly notify each other, in writing, if Tenant has or acquires notice or knowledge that any Hazardous Substance has been or is threatened to be released, discharged, disposed of, transported, or stored on, in, under, or from the Demised Premises; and if any Hazardous Substance is found on the Demised Premises. Landlord and Tenant shall comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Substance, including but not limited to, the laws specified above ("Environmental Laws").

                  (b) Landlord and Tenant will immediately notify each other and provide copies upon receipt of all written complaints, claims, citations, demands, inquiries, reports, or notices relating to the condition of the Demised Premises (including the common areas or real property) or compliance with Environmental Laws. Tenant will promptly cure and have dismissed with prejudice any of those actions and proceedings to the satisfaction of the Landlord. Tenant will (except to the extent due to a condition that existed prior to Tenant's use or occupancy of the Demised Premises) keep the Demised Premises free of any lien imposed pursuant to any Environmental Laws. Landlord and Tenant shall make all submission to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Environmental Laws.

                  (c) Should any authority under the Environmental Law or any third party demand that a clean-up plan be prepared and that a clean-up be undertaken because of any deposit, spill, discharge, or other release of Hazardous Substance that occurs during the term of this Lease, in or from the Demised Premises (except to the extent due to a condition that existed prior to Tenant's use or occupancy of the Demised Premises) or which arises at any time from Tenant's use or occupancy of the Demised Premises; then Tenant shall, at Tenant's own expense, prepare and submit the required plans and all related bonds and their financial assurances, and Tenant shall carry out all such clean-ups plans.

                  (d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Substance that is requested by the Landlord or any authority under the Environmental Laws. The Landlord will have the right at all reasonable times and from time to time to conduct environmental audits of the Demised Premises, and Tenant will cooperate in the conduct of those audits. The audits will be conducted by a consultant of the Landlord's choosing, and if any Hazardous Substance is detected or if a violation of any of the warrantied, representations, or covenants contained in this Article is discovered, the fees and expenses of such consultant will be borne by Tenant and will be paid as additional Rent under this Lease on demand by the Landlord.

                  (e) If Tenant fails to comply with any of the foregoing warranties, representations, and covenants, the Landlord may cause the removal or other cleanup acceptable to the Landlord) of any Hazardous Substance from the Demised Premises. Tenant shall cooperate with the Landlord in order to prepare all documents the Landlord deems necessary or appropriate to determine the applicability of the Environmental Laws to the Demised Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents promptly upon the Landlord's request or those of any authority under the Environmental Laws. The costs of Hazardous Substance removal and any other cleanup (including transportation and storage costs) will be additional Rent under this Lease, only if a court has ordered the cleanup, and those costs will become due and payable on demand by the Landlord. Tenant will give the Landlord and the Landlord's Agents access to the Demised Premises to remove or otherwise clean up any Hazardous Substance. The Landlord, however, has no affirmative obligation to remove or otherwise clean up any Hazardous Substance, and this Lease will not be construed as creating any such obligation. No such action by the Landlord and no attempt made by the Lender to mitigate damages under any laws shall constitute a waiver of any of Tenant's obligation under this Article.

                  (f) In addition to the indemnification provisions of Article 14 hereof, Tenant shall indemnify, defend (with counsel reasonably acceptable to the Landlord and at Tenant's sole cost), and hold the Landlord, and its officers, directors, beneficiaries, shareholders, partners, subsidiaries, agents, and employees free and harmless from and against all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements, or expenses of any kind (including attorneys' and experts' fees and fees and expenses incurred in investigating, defending, or prosecuting and litigation, claim, or proceeding) that may at any time be imposed upon, incurred by, asserted or awarded against the Landlord (including attorneys' fees, consultants' fees and court costs) (except to the extent due to a condition that existed prior to Tenant's use of occupancy of the Demised Premises or if due to a condition created by Landlord or other Tenants in the Building) arising out of or in any way connected with: any deposit, spill, discharge, or other release or any Hazardous Substance that occurs during the term of this Lease, at or from the Demised Premised, or which arises at any time from Tenant's use or occupancy of the Demised Premises; or any violation or claim of violation by Tenant of any Environmental Laws; or the imposition of any lien for the recovery of any costs for environmental cleanup or other response costs relating to the release or threatened release of Hazardous Substance; or failure to provide all information, make all submission, and take all steps required by all authorities under the Environmental Laws and all environmental laws, or any misrepresentation, inaccuracy, or breach of any warranty, covenant, or agreement contained or referred to in this Article.

            This indemnification is the personal obligation of Tenant and will survive termination of this Lease. Tenant, its successors, and assigns waive, release, and agree not to make any claim or bring any cost recovery action against the Landlord under CERCLA, or any state equivalent to any similar law now existing or enacted after this date. To the extent that the Landlord is strictly liable under any such law, regulation, ordinance, or requirement, Tenant's obligation to the Landlord under this indemnity will also be without regard to fault on the part of Tenant with respect to the violation or condition that results in liability to the Landlord (except to the extent due to a condition that existed prior to Tenant's use or occupancy of the Demised Premises or if due to a condition created by Landlord or other Tenants in the Building).

            Notwithstanding anything herein to the contrary, the Tenant shall have 90 days from the date hereof to complete Phase I environmental assessments with respect to the demised premises. The cost and expense of the environmental assessments shall be paid by the Tenant. If the Tenant should determine pursuant to the results of such environmental assessments that (i) there has been any storage, discharge, disposal, release or emission of any Hazardous Substance in, on or from the Demised Premises and (ii) Tenant reasonably believes that it could become responsible for the remediation of such storage, discharge, disposal, release, threatened release or emission or become liable for monetary damages (including without limitation any civil, criminal or administrative penalties or assessments) resulting therefrom, or if Tenant reasonably believes that such discharge, disposal, release, threatened release, emission or violation would have a material adverse effect on its ability to assign the Lease, then Tenant shall inform Landlord in writing with specificity within 90 days from the date hereof, and shall deliver to Landlord copies of all written reports, analytical data, correspondence, notices or other written material relating to or developed in connection with the environmental assessment of the property at issue. Upon receipt of notice, Landlord may, at its option and sole cost and expense, take necessary actions to correct the specific defect set forth in the notice. Upon completion of such corrective actions to the reasonable satisfaction of the Tenant, or Landlord's proving in a manner acceptable to Tenant that Tenant would not be responsible for remediation or be liable for monetary damages, including administrative, civil, or criminal penalty assessments or enforcement actions or administrative, judicial or special orders by consent (unless, in Tenant's reasonable opinion, the results of the environmental assessment would materially adversely affect the marketability, including, but not limited to, the resale or leasing of the Demised Premises, Tenant shall not be permitted to reject such Branch Office due to the results of the environmental assessment. For purposes of this Agreement "Hazardous Substance" shall mean any toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, any hazardous substances under Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 USC Section 9601(14), any pollutant or contaminant under Section 101(33) of CERCLA, 42 USC Section 9601(33), friable asbestos, polychlorinated biphenyls ("PCBs"), petroleum and petroleum products or urea formaldehyde

                                   ARTICLE 11
                          Condemnation; Eminent Domain

      11.01 In the event that the Real Property, Building or any part thereof, or the Demised Premises or any part thereof, shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between the Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, the Landlord shall be entitled to collect from any condemnor the entire award or awards that may be made in any such proceeding, excepting Tenant's personal property hereby vested in or owned by Tenant, to be paid out as in this Article provided. Nothing in this Article shall prevent Tenant from bringing a separate action or proceeding for compensation for any of Tenant's property or moving expenses.

      11.02 At any time during the Term if title to a portion greater than twenty-five (25%) percent of the Real Property, the Building and/or Demised Premises shall be taken in condemnation proceedings or by the exercise of any right of eminent domain or by agreement between the Landlord on the one hand and any governmental authority authorized to exercise such right on the other hand, this Lease shall terminate and expire on the date of such taking and the Rent provided to be paid by Tenant shall be apportioned and paid to the date of such taking.

      11.03 However, if less than twenty-five (25%) percent of the Real Property, Building and/or Demised Premises shall be so taken, this Lease nevertheless shall continue in full force and effect, except that Landlord or Tenant may elect to terminate this Lease if that portion of the Demised Premises then occupied by Tenant shall be reduced by more than twenty-five (25%) percent, or the Demised Premises shall become untenantable, by written notice of such election to the other party given not later than thirty (30) days after (i) notice of such taking is given by the condemning authority, or (ii) the date of such taking, whichever occurs later. Upon the giving of such notice this Lease shall terminate on the date of service of such notice and the Rent due and to become due shall be prorated and adjusted as of the date of the taking. If both parties fail to give notice upon such partial taking, and this Lease continues in force as to any part of the Demised Premises not taken, the Rent apportioned to the part taken shall be prorated and adjusted as of the date of the taking and from such date the Rent shall be reduced to the amount apportioned on the remainder of the Demised Premises, and the Tenant's Share shall be recomputed to reflect the number of square feet of Tenant's Floor Space remaining in the Demised Premises in relation to the number of square feet of Total Building Floor Space remaining in the Building.

      11.04 Tenant shall not be entitled to any portion of any condemnation award or private purchase price. Tenant hereby expressly assigns to the Landlord all of its rights in and to every such award, compensation, damages, rights of action, proceeds or purchase price and agrees to execute and lend all documents required to facilitate collection thereof by the Landlord. Landlord shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount paid. Notwithstanding the foregoing provisions of this Article, Tenant shall be entitled to appear, claim, prove and receive in the proceeding relating to any taking mentioned in the preceding Sections of this Article, such portion of each award made therein as represents (a) Tenant's moving expenses, and (b) the then value of Tenant's personal property.

            (a) Nothing herein contained shall be deemed to excuse Tenant from repairing or maintaining the Demised Premises as provided in this Lease or restoring all damage or destruction to the Demised Premises, regardless of whether or not there are proceeds available or whether any such Proceeds are sufficient in amount, and the application or release by Landlord of any Proceeds shall not cure or waive any default or notice of default under this Agreement or on validate any act done pursuant to such notice.

            (b) Any monies received as a condemnation award shall be paid over to Landlord to be applied at the option of Landlord for the restoration of the Improvements.

            (c) If at any time there shall occur a partial condemnation or partial taking, and if Landlord shall have decided in its sole discretion to permit Tenant to use any condemnation award for the restoration of the Demised Premises, then Tenant may use such proceeds to restore the Demised Premised provided that (i) the net proceeds are sufficient to restore the Demised Premises, or if such proceeds are insufficient in the opinion of Landlord on advice from its architect to restore the Demised Premises, Tenant shall have deposited with Landlord cash in an amount equal to the difference between the cost of such restoration and such proceeds, (ii) there shall exist no Event of Default, nor any event which, after notice or the passage of time would become an Event of Default, (iii) in the opinion of Landlord on advice from its architect the Demised Premises can be completely restore within 180 days from the occurrence of such partial condemnation or taking, or by the Expiration Date (as defined in the Note), whichever occurs first; and (iv) Landlord shall determine, based on advice from its architect, that the contemplated restoration of the Demised Premises shall, when completed, render the Demised Premises a complete, economically viable architectural unit of substantially the same usefulness, design and construction and fully functional for the same purposes and uses as existed prior to the condemnation. In the event such condemnation award is used to repair or restore the Demised Premises pursuant to this Section, Tenant shall obtain, at its sole cost and expense, an architect who shall submit plans to Landlord for the restoration of the Demised Premises indicating that such restoration of the Demised Premises indicating that such restoration can be completed within the period provided for herein, together with a budget itemizing the projected costs of such restoration. Said plans and budget are subject to the approval of Landlord. Tenant shall also obtain and post, at its sole cost and expense, all necessary Federal, State and local permits and approvals prior to the commencement of such restoration. Tenant agrees that condemnation awards to be used to restore the Demised Premises shall be held by Landlord and disbursed periodically: (i) on advice from Landlord's architect (who shall be employed by Landlord at Tenant's sole expense) that the work completed or materials installed conform to said budget and plans, as approved by Landlord; and (ii) upon presentment of receipted bills and releases satisfactory to Landlord. The expenses incurred by Landlord, including architects' and attorneys' fees, and all soft and hard costs in connection with such restoration, shall be paid by Tenant to the extent condemnation awards are insufficient to pay same. At no time shall Landlord be obligated to disburse any funds if the undisbursed balance is, in the opinion of Landlord based on advice from its architect, insufficient to timely complete the restoration of the Demised Premises free and clear of all liens. Tenant agrees to post such bonds, obtain such guaranteed maximum price general contract agreement and/or enter into such agreements and arrangements as Landlord may require to insure lien-free completion of such repairs or restoration by the end of the period provided herein for completion of such repairs or restoration.

                                   ARTICLE 12
                                    Insurance

      12.01 Insurance Coverages. Tenant agrees to at all times, at it sole expense, provide, maintain and keep in force the following policies of insurance naming Landlord and Tenant as their interests may appear and such other parties as Landlord and Tenant may designate as additional insured, in the customary form in the Borough of Manhattan, State of New York, for premises and improvements of similar character, on premises and improvements.

            (a) Comprehensive public liability insurance (including coverage for elevators and escalators, if any, on the Demised Premises and, if any construction of new improvements occurs after execution of this Agreement, completed operations coverage for one year after construction of the Improvements has been completed) on an occurrence basis against claims for personal injury including, without limitation, bodily injury, death or property damage occurring on, in or about the Demised Premises and the adjoining streets, sidewalks and passageways, such insurance to afford immediate minimum protection to limits of not less than $24,000,000 or such greater amount as may be required by Landlord from time to time;

            (b) Worker's compensation insurance including employer's liability insurance for all employees of Tenant, if any, engaged on or with respect to the Demised Premises;

            (c) During the course of any demolition, construction, renovation or repair of the Building or other improvements on the Demised Premises, builder's completed value risk insurance against all risks of physical loss, including collapse and transit coverage, during construction of such improvements, with deductibles satisfactory to Landlord, in nonreporting form, in an amount acceptable to Landlord. Such policy of insurance shall contain the "permission to occupy upon completion of work or occupancy, endorsement and a waiver of coinsurance endorsement;

            (d) Rent loss and business interruption coverage, if applicable, either as a separate policy or as part of the casualty policy referred to in subsection (a) above; and

            (e) All policies of insurance relating to property required by terms of this Agreement shall contain a standard non-contributory negligence endorsement providing an agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Tenant which might otherwise result in forfeiture of such insurance and the further agreement of the insurer waiving all rights of set off, counterclaim or deductions against Tenant.

      12.02 Miscellaneous Insurance Related Provisions.

            (a) All policies of insurance shall be issued by companies authorized to transact business in the State of New York (property liability) approved by Landlord and in amounts satisfactory to Landlord and all policies of property insurance shall have attached thereto the clause referred to in Section
12.01 above in favor of Landlord, not subject to contribution or co-insurance, all in form reasonably satisfactory to Landlord. Tenant shall furnish Landlord with a signed duplicate original policy with respect to all required insurance coverage. At least thirty (30) days prior to the expiration of each such policy, Tenant shall furnish Landlord with evidence satisfactory to Landlord of the payment of premium and the reissuance of a policy continuing insurance in force as required by this Agreement. All such policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Landlord, shall be in form satisfactory to Landlord, shall be maintained in full force and effect, shall be assigned and delivered to Landlord, with premiums prepaid, as collateral security for payment of all obligations of Tenant secured hereby, and shall contain a provision that such policies will not be canceled or amended, without at least thirty (30) days prior written notice to Landlord and at no time shall there be any reduction in the scope or limits of coverage. If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or any reason, or if for any reason whatever the insurance shall be unsatisfactory to Landlord, Tenant shall immediately upon learning of such expiration or termination place new insurance on the Demised Premises, satisfactory to Landlord.

            (b) In the event Tenant fails to provide, maintain, keep in force or deliver and furnish the Landlord the policies of insurance required hereunder, Landlord may procure such insurance or single-interest insurance for such risks covering Landlord's interest, and Tenant will pay all premiums thereon promptly upon demand by Landlord, and until such payment is made by Tenant the amount of all such premiums, together with interest thereon at the Default Rate shall be secured by the mortgage.

      12.03 The Tenant, at his own cost and expense, shall insure it own fixtures, equipment and contents, (including, without limitation, any computer or telephone system or any generators or alternators used in connection therewith installed in the Demised Premises, it being expressly understood and agreed that the same is not the responsibility of the Landlord nor shall the Landlord be liable therefor.

      All polices and Certificates shall name the Landlord as an additional insured and loss payee and shall expressly provide that the interest of same therein shall not be affected by any breach by, Tenant of any policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given to Landlord in the event of material alteration to, or cancellation of any of the coverages evidenced by such Certificates.

      The monetary limits and types of coverages stated herein shall not be construed as a limit of Tenant's liability. Every calendar year during the Term, Landlord shall have the right to review the insurance coverages required under this Article 12 and to require that Tenant reasonably increase the limits of Tenant's insurance coverage hereunder.

      If, on account of the failure of Tenant to comply with the foregoing provisions, Tenant is adjudged to be a coinsurer by its insurance carrier, then any loss or damage the Landlord shall sustain by reason thereof or payments made by Landlord's insurance carrier, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefore and evidence of such loss or payment

      The Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide at its own expense, such additional insurance as Tenant deems adequate

                                   ARTICLE 13
                           Right to Assign or Sublease

      13.01 Landlord and Tenant acknowledge and agree that:

      A. Tenant may assign its interest in this Lease or sublet any portion of the Demised Premises without the prior written consent of the Landlord to any other financial institution. A financial institution shall not be deemed to include financial operations involving check cashing and/or payroll loans.

      B. Tenant shall not assign or sublet any portion of the Demised Premises to any other person or entity without the prior written consent of the Landlord, which consent as to a sublease only will not be unreasonably withheld or delayed.

      C. If Tenant's interest in this Lease is assigned, whether or not in violation of the provisions of this Lease, the Landlord may collect Rent from the assignee. If the Demised Premises or any part thereof are sublet to, or occupied by or used by any person other than Tenant, whether or not in violation of this Lease, the Landlord, after default by Tenant under this Lease and expiration of Tenant's time, if any, to cure such default, may collect Rent from the subtenant, user or occupant. In either case, the Landlord shall apply the net amount collected to the rents reserved in this Lease, but neither any such assignment, subletting occupancy, nor use, nor any such collection or application shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by the Landlord of such assignee, subtenant, occupancy or user as a tenant. The consent by the Landlord to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior written consent of the Landlord to any further assignment, subletting, occupancy or use. The listing of any name other than Tenants on any door of the Demised Premises, or on any directory, or on any elevator in the Building, or otherwise, shall not operate to vest in the party so name, any right or interest in this Lease in the Demised Premises or be deemed to constitute or serve as a substitute for any prior written consent of the Landlord requires under this Article, and it is understood that any such listing shall constitute a privilege extended by the Landlord which shall be revocable at either the Landlord's will by notice to Tenant. Tenant agrees to pay to the Landlord all reasonable counsel fees incurred by the Landlord in connection with any assignment of Tenant's interest in this Lease or any subletting of the Demised Premises or any part thereof. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant, nor any collection of Rent by the Landlord from any person other than Tenant as provided in this Paragraph C, nor any application of any such Rent as provided in this Paragraph C shall in any circumstances relieve Tenant of Tenant's obligation to fully observe and perform the terms, covenants and condition of this Lease on Tenant's part to be observed and performed. For the purposes of this Lease, (i) a takeover agreement shall not be deemed a transfer of this Lease, (ii) any person or legal representative of Tenant to whom Tenant's interest under this Lease passes by operation of law or otherwise, shall be deemed a transfer of this Lease, and (iii) a modification, amendment or extension without the Landlord's prior written consent shall be deemed a new sublease. Tenant agrees to furnish to Landlord upon demand at any time and from time to time such information and assurances as the Landlord may request that neither Tenant nor any subtenant shall have violated the provisions herein.

      D. No permitted or consented to assignment or subletting shall be effective or valid for any purpose whatsoever unless and until a counterpart of the assignment or a counterpart or reproduced copy of the sublease shall have been first delivered to the Landlord and in the event of any assignment, Tenant shall deliver to the Landlord a written agreement executed and acknowledged by Tenant and such assignee in recordable form wherein such assignee shall assume joint and severally with tenant the due performance of this Lease notwithstanding any other or further assignment.

      E. Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Demised Premises or any part thereof by any person other than Tenant shall, in any circumstances, relieve Tenant of its obligations to fully observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                                   ARTICLE 14
                        Non-Liability and Indemnification

      14.01 Tenant agrees to defend, indemnify and hold harmless the Landlord against and from any and all loss, cost, liability, damage and expense, including but not limited to, penalties, fines, court costs, disbursements and attorney's fees incurred in connection with or arising from any cause in, on or about the premises, either present or future, including, but not limited to: (i) any failure by Tenant to observe or perform any of the obligations under this Lease; (ii) the use or occupancy or manner of use or occupancy of the Demised Premises and adjacent areas by Tenant's or any person or entity claiming through or under Tenant (iii) any condition design or construction of the Demised Premises or the Building or any occurrence or happening in or on the Demised Premises from any cause; or (iv) any negligence, omission or misconduct whether prior to, during or after the Term of this Lease of Tenant or any person or entity claiming through or under Tenant or any contractor, agent, employee, invitee or licensee of Tenant in or about the Demised Premises or the Building; and (v) any maintenance, repairs, replacements, additions, alternations, substitutions and installments made by or for Tenant to the Demised Premises and the Building. In case any action or proceeding is brought against the Bank by reason of any such claim, tenant upon written notice from the Bank shall at Tenant's expense resist or defend such action or proceeding by reputable, competent counsel with respect to whom the Bank has no reasonable or just cause to request replacement. Tenant agrees that the obligation assumed herein shall survive the termination or earlier expiration of this Lease.

      14.02 The Landlord shall defend indemnify and hold harmless Tenant its directors, officers, employees, agents, subsidiaries and affiliates against and from all losses, liabilities, obligation, damages, penalties, claims, costs, charges and expenses, including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Tenant and/or its directors, officers and subsidiaries by reason of any action or cause occurring in the Building, the Real Property or the Demised Premises by the negligent act, omission or willful misconduct of the Landlord, its agents, employees, contractors, tenants and/or licensees acting on behalf of Landlord. In case any action or proceeding is brought against Tenant's by reason of any such claim, the Landlord, upon written notice from Tenant, shall at the Landlord's expense resist or defend such action or proceeding by reputable, competent counsel with respect to whom Tenant has no reasonable or just cause to request replacement. The Landlord agrees that the obligation assumed herein shall survive the termination or earlier expiration of this Lease.

      14.03 The Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless any of the foregoing shall be caused by or due to the gross negligence of the Landlord, its agents, servants or employees.

      14.04 Tenant shall reimburse the Landlord for all expenses, damages or fines incurred or suffered by the Landlord by reason of any breach, violation or nonperformance by Tenant or its agents, servants or employees, of any covenant or provision of this Lease or by reason of damage to persons or property caused by moving property of or for Tenant's in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant or its agents, servants or employees in the use or occupancy of the Demised Premises.

      14.05 Tenant shall give Landlord notice in case of fire or accident in the Demised Premises promptly after Tenant is aware of such event.

                                   ARTICLE 15
                              Surrender of Premises

      15.01 At the expiration of the Term, Tenant shall surrender and deliver up to the Landlord the Demised Premises broom-clean, together with all Alterations or improvements which are required to remain pursuant to Article 8 herein in good repair and good order and safe condition except for reasonable wear and tear and damage by fire, other casualty or the elements excepted. At or before the Expiration Date, Tenant, at its sole cost and expense, shall remove from the Demised Premises all of the Tenant's personal property and Tenant shall repair any damage to the Demised Premises or the Building resulting from any installation or removal of such.

      15.02 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of this Lease or the termination of this Lease by the Landlord pursuant to any provision contained in this Lease shall not work a merger but, at the option of the Landlord, shall either terminate any and all existing subleases or subtenancies under this Lease or operate as an assignment of the Landlord of any or all of such subleases or subtenancies.

      15.03 If the date of termination of this Lease shall fall on a Sunday or a holiday, then Tenant's obligations under Section 15.01 shall be performed on or prior to the Saturday or business day immediately preceding such Sunday or Holiday.

      15.04 Any of Tenant's Property or other personal property (other than money, securities, documents or other valuables) which shall remain in the Demised Premises after the termination of this Lease shall be deemed to have been abandoned and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit, without accountability, provided, however, that notwithstanding the foregoing, Tenant will, upon request of Landlord made not later than thirty (30) days after the date of termination of this Lease, promptly remove from the Demised Premises any Tenant's Property or other personal property at Tenant's own expense. If such Tenant's property is abandoned or any part thereof shall be sold by Landlord, Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, cost of moving and storage, any arrears of Rent or additional rent and damages to which Landlord may be entitled hereunder or pursuant to law. Any excess proceeds shall be the property of Landlord. Any expense incurred by Landlord in removing or disposing of such Tenant's Property or other personal property shall be reimbursed to Landlord by Tenant on demand.

      15.05 Tenant's obligations under this Article shall survive the termination of this Lease.

                                   ARTICLE 16
                                    Holdover

      16.01. If Tenant or any approved assignee or sublessee shall continue to occupy the Demised Premises after the termination of this Lease without the prior written consent of the Landlord, Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly Rent equal to the then fair market rent, as solely determined by a broker of the Landlord's choosing plus all charges, costs, fees, expenses, claims and damages incurred by the Landlord as a result of Tenant's failure to surrender the Demised Premises upon termination of this Lease, subject to all of the other terms and conditions of this Lease insofar as the same are applicable to a month-to-month tenancy. Tenant hereby agrees to indemnify and hold harmless the Landlord against and from any and all liabilities, obligations, damages, claims, costs, charges and expenses, including but not limited to, penalties, fines, court costs and attorney's fees incurred in connection with or arising from any cause in connection with Tenant's occupation of the Demised Premises after the Termination Date or sooner termination of this Lease, including, but not limited to, any claims made by a succeeding tenant founded on such delay. Acceptance by the Landlord of Rent after such termination shall not constitute a renewal of this Lease or a consent to such occupancy, nor shall it waive the Landlord's right to re-entry or any other right contained herein.

      16.02 Tenant's obligations under this Article shall survive the termination of this Lease.

                                   ARTICLE 17
                        Quiet Enjoyment and Subordination

      17.01. The Landlord covenants that if, and so long as, Tenant pays all of the Rent due hereunder, and keeps and performs each and every term and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall lawfully, peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by the Landlord or by any other person lawfully claiming the same.

      17.02. This Lease is and shall be subject and subordinate to all ground or underlying leases which may now or hereafter affect the real property of which the Demised Premises form a part and to all mortgages which may now or hereafter affect such leases or such real property and to all renewals, modifications, replacements and extensions thereof.

                                   ARTICLE 18
                                    Brokerage

      18.01 Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the rental of the Demised Premises from the Landlord. Tenant agrees to indemnify and hold the Landlord harmless from any damages, costs and expenses suffered by the Landlord by reason of any breach of the foregoing representation. The Landlord shall have not liability for brokerage commissions arising out of any sublease or assignments by Tenant and Tenant shall and does hereby indemnify the Landlord and hold the Landlord harmless from any and all liabilities for brokerage commissions arising out of any such sublease or assignment.

                                   ARTICLE 19
                      Defaults, Remedies and Right to Cure

      19.01 If either party shall default in the performance of any term or condition herein contained, the other party, without thereby waiving such default, may perform the same for the account and at the expense of the defaulting party without notice in case of emergency and in any other case if such default continues after five (5) days from the period to cure as set forth below by the giving of written notice of intention so to do. Bills for any reasonable and necessary expense incurred by either party for the account of the other and reasonable and necessary bills for all costs, expenses and disbursement, including (without being limited to) reasonable counsel fees, incurred in enforcing or endeavoring to enforce any rights under or in connection with this Lease or pursuant to law are payable by the defaulting party with fifteen (15) days of notice to defaulting party and if not paid when due, the amounts thereof shall immediately become due and payable together with interest thereon at the maximum rate permitted by law from the date the said bills should have been paid in accordance with their terms.

      19.02 If at any time during the Term of this Lease any or all of the following events occur such shall constitute a default and breach of this Lease by Lessee: (a) the vacating or abandonment of the Demised Premises or the cessation of Tenant's business on the Demised Premises; (b) failure of Tenant in the payment of Rent and such failure shall continue for five (5) days after notice thereof from the Landlord; (c) failure of Tenant in the observation or performance of any of the covenants, conditions or provisions under this Lease other than that described in (b) above and if such default shall continue for five (5) days after notice thereof from the Landlord, specifying in what manner Tenant has defaulted; (d) the making by Tenant of any general assignment or general assignment for the benefit of creditors, or by the filing by or against Tenant of a petition to have Tenant adjudged bankrupt (except in an involuntary petition, as long as such petition is vacated or withdrawn within ninety (90) days after filing of such), or a petition or reorganization or arrangement under any law relating to bankruptcy or the appointment of a trustee or receiver to take possession of Tenant's assets by reason of the insolvency of Tenant (except where such receiver shall be appointed in an involuntary proceeding, as long as the receiver is withdrawn within ninety (90) days of his appointment) or attachment, execution or other judicial seizure of Tenant's assets or of Tenant's interest in this Lease; then the Landlord, as applicable, shall have the following remedies: (a) to cure and add such amounts required to cure the default, including any ancillary cost thereof, including, but not limited to, attorney's fees, disbursement and court costs, to additional rent; (b) seek damages pursuant to Article 21 herein; and (c) terminate this Lease by giving ten (10) days notice to terminate if the default is continuing and Tenant has failed to cure.

                                   ARTICLE 20
                            Re-Entry by the Landlord

      20.01 If this Lease shall expire or terminate prior to the Expiration Date due to a Tenant Default or as a result of a casualty or condemnation, the Landlord or the Landlord's agents and employees may, possess or repossess the Demised Premises either by summary dispossess proceedings, ejection or by any suitable action or proceeding at law, or by agreement. The words possess or repossess as herein used are not restricted to their technical legal meaning. In the event of any termination of this Lease, other than as permitted to Tenant under this Lease or of re-entry by summary dispossess proceedings, ejection or by any suitable action or proceeding at law or by agreement or otherwise by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to the Landlord the Rent due up to the time of such termination of this Lease or of such recovery of possession of the Demised Premises by the Landlord as the case may be.

      20.02 In the event of any breach by Tenant of any of the term or condition contained in this Lease, the Landlord shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise.

      20.03 Each right and remedy of the Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise and the exercise or beginning of the exercise by the Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

                                   ARTICLE 21
                                     Damages

      21.01 If this Lease is terminated or if the Landlord shall re-enter the Demised Premises under the provisions of this Lease or in the event of re-entry by summary dispossess proceedings, ejection or by any suitable action or proceeding at law in each case, by reason of default hereunder on the part of Tenant, Tenant shall pay to the Landlord as damages, sums equal to the Rent (as above presumed) payable hereunder which would have been payable by Tenant had this Lease not so terminated or had the Landlord not so re-entered the Demised Premises, payable monthly but otherwise upon the terms therefore specified herein following such termination or such re-entry and until the expiration of the Term, provided, however, that the Landlord shall use its best efforts to relet the Demised Premises or any portion or portions thereof during said period at the then current fair market rental, the Landlord shall credit Tenant with the net rents received by the Landlord from such reletting, such net rents to be determined by first deducting from the gross rents and when received by the Landlord from such reletting the reasonable expenses incurred or paid by the Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the reasonable expenses of reletting, including altering and preparing the Demised Premises or any portion or portions thereof for new tenants, broker's commissions, advertising expenses, attorney's fees and all other reasonable expenses properly chargeable against the Demised Premises and the rental therefrom. If the Demised Premises or any part thereof should be relet in combination with other space then proper apportionment shall be made of the rent received from such reletting and of the expenses of reletting.

      21.02 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by the Landlord from time to time at its election and nothing contained herein shall be deemed to require the Landlord to postpone suit until the date that the Term would have expired if it had not been so terminated or had the Landlord not re-entered the Demised Premises.

      21.03 Anything in this Lease to the contrary notwithstanding, if either party shall at any time be in default hereunder, and if the aggrieved party shall institute an action or summary proceeding against the defaulting party based upon such default, and it is reasonably prudent for the aggrieved party to contact counsel, then the defaulting party shall reimburse the aggrieved party if the aggrieved party is successful in its action for the reasonable expenses of attorney's fees and disbursements thereby incurred by the aggrieved party.

                                   ARTICLE 22
                                   Arbitration

      22.01 The Landlord may at any time request arbitration and Tenant may at any time, when it is not in default in the payment of any Rent or additional rent, request arbitration if a dispute arises in connection with a provision of this Lease which is non-monetary in nature. Such dispute shall be resolved by arbitration in New York, New York in accordance with the commercial arbitration rules of the American Arbitration Association and the provisions of this Lease by three (3) arbitrators each of whom shall have at least ten (10) years experience in the supervision, operation and management of major office or commercial buildings.

      22.02 The party requesting arbitration shall do so by giving notice to that effect to the other party specifying the nature of the dispute. The cost, expenses and fees incurred by the prevailing party shall be paid by the non-prevailing party. Should there be no prevailing party, the arbitrators shall determine the apportionment of such costs, expenses and fees. The decision and award of the arbitrators shall be in writing, shall be final and conclusive on the parties and counterpart copies thereof shall be delivered to each of the parties. In rendering the decision and awards, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease. Judgment may be had on the decision and award of arbitrators so rendered in any court of competent jurisdiction.

                                   ARTICLE 23
                                     Waivers

      23.01 Waiver of Jury Trial. The Landlord and Tenant waive the right to a trial by jury in any action, counterclaim, proceeding or litigation arising out of, under or in connection with or related to the subject matter of this Lease. This waiver is knowingly, intentionally and voluntarily made by Tenant and Tenant acknowledges that neither the Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented (or has had the opportunity to be presented) in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will and that it has had the opportunity to discuss this waiver with counsel. Tenant further acknowledges that it has read and understands the meaning and ramifications of this waiver provision.

      23.02 Except as specifically other may be provided under this Lease, each of the parties shall be entitled in addition to the rights and remedies provided herein to those provided by law.

                                   ARTICLE 24
                        No Other Waivers or Modifications

      24.01 The Landlord and Tenant mutually covenant and agree that the failure of the Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith or acceptance of Rent after occurrence thereof, shall not waive such default but the Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized, either in law or at equity. The receipt by the Landlord of rent from any assignee, sublessee or other occupant of the Demised Premises shall not be deemed a waiver of the terms of this Lease prohibiting such assignment or subleasing or any acceptance of such assignee, sublessee or other occupant or a release of Tenant from the further observance of all terms and covenants hereof

      The failure of either party to insist (in any one or more instances) upon the strict performance of any one or more of the terms or conditions of this Lease or to exercise any right, remedy or election herein contained shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No agreement hereafter made between the Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect any abandonment of this Lease in whole or in part unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

      24.02 The following specific provision of this Section shall not be deemed to limit the generality of the foregoing provisions of this Article:

      (a) No agreement to accept a surrender of all or any part of the Demised Premises prior to the end of the Term shall be valid unless in writing in form acceptable to the Landlord.

                                   ARTICLE 25
                              Estoppel Certificate

      25.01 Tenant and Landlord agree, at any time and from time to time, during the Term, upon not less than thirty (30) days prior notice from the other, to execute, acknowledge and deliver to the other a statement in writing addressed to the other:

      (i) that this Lease is in full force and effect;

      (ii) that Tenant knows of no default hereunder on the part of the Landlord or if it has reason to believe that such a default exists, the nature thereof in reasonable detail; (iii) the amount of the Rent being paid and the last date to which Rent has been paid;

      (iv) that this Lease has not been modified, or if it has been modified, the terms and date of such modifications;

      (v) that the terms of this Lease has been commenced;

      (vi) the Commence and Expiration Dates;

      (vii) whether all work to be performed by the Landlord has been completed;

      (viii) whether the Renewal Term options, if any, has been exercised;

      (ix) whether there exist any claims or deductions from or defense to the payment of Rent;

      (x) stating whether or not the other has knowledge that the requesting party is in default in the performance of any term or condition contained in this Lease and if the other has knowledge of such default, specifying each such default;

      (xi) stating the address to which notice shall be sent;

      (xii) such other matters as may be reasonably requested by the requesting party.

      25.02. If Tenant fails to execute and deliver to the Landlord a completed certificate as required under this Section, Tenant hereby appoints the Landlord as its attorney-in-fact to execute and deliver such certificate for and on behalf of Tenant.

                                   ARTICLE 26
                            Landlord's Representation

      26.01 As of the Commencement Date, to the knowledge of Landlord, there will be no material defects in the heating, ventilating, air conditioning, electrical, plumbing, elevator, telephone, mechanical and other building systems, exterior walls, roofs, windows and other structural elements of the premises, real property or the improvements located upon the demised premises.

      26.02 Landlord has received all licenses, permits and authorizations (including, without limitation, occupancy permits) necessary to use, occupy and operate the premises for the purposes for which they are now used, occupied and operated, and such licenses, permits and authorizations are now in full force and effect and are fully transferable to the Tenant at no charge (except customary, minor filing fees or similar minor charges or costs).

                                   ARTICLE 27
                               Recording of Lease

      27.01 Tenant covenants and agrees that Tenant shall not record or permit to be recorded this Lease or any memorandum thereof without obtaining the Landlord's express prior written consent.

                                   ARTICLE 28
              No Other Representations, Construction, Governing Law

      28.01 This Lease supersedes and revokes all previous negotiations, arrangements, letters of intent, offers to lease, lease proposals, brochures, "Representations" (meaning covenants, promises, assurances, agreements, representations, conditions, warranties, statements and understanding), and information conveyed, whether in writing, between the parties hereto or their respective representatives or any other persona purporting to represent the Landlord or Tenant. Tenant expressly acknowledges and agrees that the Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon and has not been induced to enter into this Lease by any Representations except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made and executed between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease and not such Representations not so expressly herein set forth shall be used in the interpretation or construction of this Lease and the Landlord shall have no liability for any consequences arising as a result of any such Representations not so expressly herein set forth.

      This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease. This Lease may not be changed, modified terminate or discharged, in whole or in part, nor any of its provisions waived except by a written instrument which (i) expressly refers to this Lease, and (ii) is executed by the party against whom enforcement of this change, modification, termination, discharge or waiver is sought.

      28.01 If any of the provisions of this Lease, or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      28.02 The laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York shall govern and control the validity, interpretation, construction, performance and enforcement of this Lease without giving effect to the principles of Conflict of Laws and shall apply to any dispute or controversies arising out of or pertaining to this Lease.

                                   ARTICLE 29
                                  Parties Bound

      29.01 The obligations of this Lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party name referred to. However, the obligations of the Landlord under this Lease shall not be binding upon the Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building as owner thereof and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of the Landlord herein named as such owner or lessor of the building but only with respect to obligations arising during the period commencing with such transfer and ending with a subsequent transfer within the meaning of this Article, and such transfer by accepting such interest shall be deemed to have assumed such obligations except only as may be expressed otherwise provided elsewhere in this Lease.

      29.02 Delivery of this Lease to Tenant for execution shall not constitute a reservation of or option for the Demised Premises or an offer by the Landlord to lease the Demised Premises and this Lease shall not be binding and effective until executed by both parties hereto.

                                   ARTICLE 30
                          Authority to Enter into Lease

      If Tenant is a corporation, each individual executing this Lease on behalf of the corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding on the corporation in accordance with its terms. If Tenant is a partnership, each individual executing this Lease on behalf of the partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the partnership, in accordance with the partnership agreement and any statements of partnership or certificates of limited partnership of the partnership, and that this Lease is binding on the partnership in accordance with its terms. Tenant shall, within thirty (30) days of the execution of this Lease, deliver to Landlord: (a) if Tenant is a corporation, a certified copy of a resolution of the Board of Directors of the corporation; or (b) if Tenant is a partnership, a copy of the Statement of Partnership or Certificate of Limited Partnership of tenant; and (c) other evidence reasonably satisfactory to landlord authorizing or ratifying the execution of this Lease.

                                   ARTICLE 31
                          Notices - Service of Process

      31.01 Any notice, consent, approval, request, communications, bill, demand or statement provided for hereunder by either party to the other party shall be deemed to have been given upon receipt or refusal, when given writing and sent by United States mail, certified, return receipt requested or deemed to have been duly given upon receipt or refusal, if delivered personally by hand, established, reputable courier or overnight courier, addressed to such other party together with copies as shown below, which address for the Landlord shall be Warren Properties, Box 469114, Escondido, California 92046-9114 and for Tenant, shall be Union State Bank, 100 Dutch Hill Road, Orangeburg, New York 10962. Either party may at any time change the address for such notices, consents, approvals, request, copies, communications, bills, demands or statements (or copies thereof) by delivery or mailing as aforesaid to the other party a notice stating the changed address.

      31.02 Whenever either party shall consist of more than one person or entity, any notice, statement, demand or other communication required or permitted and any payment to be made shall be deemed duly given or paid if addressed to or by (or in the case of payment by check to the order of) any one of such persons or entities who shall be designed from time to time as the authorized representative of such party. Such party shall promptly notify the other of the identity of such person or entity who is so to act on behalf of all persons and entities then comprising such party and of all changes in such identity.

      31.03 Tenant shall give notice to the Landlord promptly after Tenant learns thereof, (i) of any accident in or about the Demised Premises or the Building, (ii) of all fires in the Demised Premises, and (iii) of all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which the Landlord might be responsible or which constitutes the Landlord's property.

                                   ARTICLE 32
                            Miscellaneous Provisions

      32.01 The Article headings and captions or legends in this Lease prefixed to this Lease are inserted only as a matter of convenience or reference and are not to be given any effect whatsoever.

      32.02 It is agreed and understood that any Exhibits and Schedules attached hereto form an integral part of this Lease and are hereby incorporated by reference.

      32.03 The Landlord and its agents shall have the right to enter and/or pass through the Demised Premises: (a) to examine the Demised Premises and to show them to actual and prospective superior lessors, superior mortgagees or prospective purchasers, mortgagees or lessees of the Building; and (b) to make such repairs, alterations, additions and improvements in or to the Demised Premises and/or in or to the Building or its facilities and equipment as the Landlord is required or desires to make. The Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required in connection therewith without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder.

      32.04 Tenant and its employees and agents shall faithfully observe and strictly comply with the rules and regulations as may be provided by Landlord and such reasonable changes therein (whether by modification, elimination or addition) as the Landlord hereafter may make and communicate in writing to Tenant which do not unreasonably affect the conduct of the permitted use of the Demised Premises (the "Rules and Regulations"). Tenant's rights to dispute the reasonableness of any changes in the Rules and Regulations shall be deemed waived unless asserted by notice to Landlord within thirty (30) days after the date upon which the Landlord shall have given notice to Tenant of the adoption of any such changes in which case such dispute shall be determined by arbitration pursuant to Article 22. In case of any conflict or inconsistency between the provisions of this Lease and any Rules and Regulations as originally promulgated or as changed, the provisions of this Lease shall control. The Landlord shall have no duty or obligation to enforce any Rules or Regulation or any term, covenant or condition of any other lease against any other tenant or occupant of the Building, and Landlord shall have no liability to Tenant for any violation of the same by any other tenant or occupant of the Building; however, if such rules and regulations shall be enforced, such rules and regulations shall be enforced uniformly and on a nondiscriminatory basis.

                                   ARTICLE 33
                                  Renewal Terms

      The term of this Lease may be extended, at the option of the Tenant, for three (3) additional periods of five (5) years (referred to herein as "Renewal Terms").

      The option to renew shall be exercised by Tenant by written notice to the Landlord not more than twelve (12) months nor less than six (6) months prior to the expiration of the then existing term.

      Each renewal term shall be on the same terms, covenants and conditions set forth in this Lease provided, however, the annual rental for each renewal term shall be at fair market value determined as follows:

      (a) By mutual agreement of the Landlord and Tenant; or

      (b) In the event Landlord and Tenant are unable to agree on fair market value as of the date of the renewal, then, in such event, Landlord and Tenant shall respectively designate one appraiser/real estate professional, each having knowledge and experience in commercial leases in the New York City area. The designated representatives of the Landlord and Tenant shall jointly designate a third appraiser/real estate professional. Such third person shall provide a written opinion as to the fair market value based upon an analysis of the market conditions as of the date set for renewal and such person's opinion as to the annual rental shall be final and binding on both the Landlord and the Tenant

      The annual rental shall be increased on the first date of each renewal term in accordance with the foregoing.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                           UNION STATE BANK, Tenant

Landlord


By:__________________________________   By:_____________________________________

                                    EXHIBIT I

                     FORM OF La Jolla Bank COUNSEL'S OPINION

                                TO BE RENDERED BY

                               ______________, 2000

[preliminary comments only]
[subject to further comment and opinion committee review]

[Buyer's Address]

                            [Introductory Paragraphs]

      On the basis of the foregoing, and having regard for such legal and other considerations as we deem appropriate, as of the date hereof we are of the following opinion:

      (1) Seller is a savings bank duly organized and validly existing under the laws of the United States; it has the corporate power and authority to own and operate its properties and to conduct its business as a savings association in the manner in which it is presently being conducted; and Seller has the corporate power and authority to execute and deliver the Agreement and to carry out all of the transactions contemplated therein.

      (2) The execution and delivery of the Agreement has been duly authorized by all necessary corporate action to be taken on the part of Seller; and (assuming due execution and delivery by Buyer), the Agreement and each of such other documents and instruments are valid and binding obligations of Seller, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, laws effecting the rights of creditors of financial institutions the deposits of which are insured by the Federal Deposit Insurance Corporation and to general principles of equity, whether considered in a proceeding at law or in equity.

      3) The execution, delivery and performance of the Agreement by Seller thereof do not conflict with, violate, breach or cause a default under the Charter or Bylaws of Seller.

      (4) Based solely on a certificate from the FDIC, the deposit accounts of Seller are federally insured to applicable limits and no action is pending or, to our actual knowledge, threatened with respect to the termination of such insurance.

      This opinion letter maybe governed and interpreted in accordance with the Legal Opinion Accord of the American Bar Association Section of Business Law
(1991). The law covered by the opinions expressed herein may be limited to the federal laws of the United States and the law of the State of New York.

                                    EXHIBIT J

                        FORM OF BUYER'S COUNSEL'S OPINION
                TO BE RENDERED BY ELIAS, MATZ, TIERNAN & HERRICK

                          _______________________,2000

[Seller's Address]

                            [Introductory Paragraphs]

      On the basis of the foregoing, and having regard for such legal and other considerations as we deem appropriate, as of the date hereof we are of the following opinion:

      (1) Buyer is a New York State Banking Association duly organized and validly existing under the laws of the State of New York; it has the corporate power and authority to own and operate its properties and to conduct its business as a New York State Banking Association in the manner described in the Annual Report on Form 10-K of Buyer's parent holding company, U.S.B. Holding Co., Inc. (for the year ended December 31, 1999); and it has the corporate power and authority to execute and deliver the Agreement and to carry out all of the transactions contemplated therein.

      (2) The execution and delivery of the Agreement and each of the documents and instruments contemplated thereby have been duly authorized by all necessary corporate action to be taken on the part of Buyer; and (assuming due execution and delivery by Seller, the Agreement and each of such other documents and instruments are valid and binding obligations of Buyer, subject to bankruptcy, insolvency, reorganization moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, laws affecting the rights of creditors of financial institutions the deposits of which are insured by the Federal Deposit Insurance Corporation and to general principles of equity, whether considered in a proceeding at law or in equity.

      3) The execution, delivery and performance of the Agreement by Seller thereof do not conflict with, violate, breach or cause a default under the Charter or Bylaws of Buyer.

      (4) Based solely on a certificate from the FDIC, the deposit accounts of Buyer are federally insured to applicable limits and no action is pending or, to our actual knowledge, threatened with respect to the termination of such insurance.

This opinion letter maybe governed and interpreted in accordance with the Legal Opinion Accord of the American Bar Association Section of Business Law (1991). The law covered by the opinions expressed herein may be limited to the federal laws of the United States and the law of the State of New York.


                                       42